UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER:	811-05443

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Investment Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P Calamos, Sr., President, Calamos Advisors LLC 2020 Calamos Court, Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:                 (630) 245-7200

DATE OF FISCAL YEAR END:                 October 31, 2011

DATE OF REPORTING PERIOD:                 November 1, 2010 through October 31, 2011

Item 1. Report to Shareholders

CALAMOS®
Family of Funds

ANNUAL REPORT OCTOBER 31, 2011

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Experience and Foresight

About Calamos Investments

For more than 30 years, we have helped investors like you manage and build wealth to meet long-term objectives. Because investors have different time horizons, risk tolerances and goals, we offer funds to suit a variety of asset allocation needs. Our 13 mutual funds include equity, enhanced fixed-income and alternative funds. We offer U.S. funds, as well as global and international choices.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline and by our conscientious research.

We believe that an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered the use of convertible securities as a means to control risk in volatile markets. We followed with strategies that combine convertibles and stocks, with the aim of participating in equity market upside with potentially less volatility than an all-stock portfolio. In the 1990s, we introduced our first stock fund, which invests in growth companies both large and small. Across our funds, our investment process seeks to manage risk at multiple levels and draws upon our experience investing through many market cycles. In a rapidly changing environment, we believe that this active management is essential.

We are global in our perspective. We believe that globalization offers tremendous opportunities for countries and companies all over the world. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

*	The Funds’ historical performance has exhibited lower volatility, as measured by beta and standard deviation, over the life of the Fund. The Funds’ investment objective does not seek to reduce volatility, and as a result, the Funds may experience volatility in some market conditions. (Source for beta and standard deviation data is Morningstar, Inc.)

Letter to Shareholders

JOHN P. CALAMOS, SR.

CEO/Co-CIO

Dear Fellow Shareholder:

Welcome to your annual report for the 12-month period ended October 31, 2011. In this report, you will find commentary from the Calamos Investment Management Team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Funds.

Market Review: Uncertainty and Volatility

Overall, the reporting period was characterized by significant market volatility. Concerns about slowing global growth and developed market government debt proved especially troubling to investors. In the wake of discouraging debt ceiling negotiations, the U.S. saw its government debt downgraded by Standard and Poor’s, while unemployment and housing weakness remained persistent. The eurozone faced far more acute pressures, as its members sought to find a solution to Greece’s troubled balance sheet and anxieties grew about the European banking system as a whole. As the period progressed, investors became increasingly concerned about the potential for a double-dip recession in the U.S. After a significant two-year rally, equities and corporate securities corrected sharply during the third quarter of 2011. In particular, market participants worried that companies with higher earnings growth estimates would face stronger headwinds in a more difficult economic environment.

Nonetheless, for the 12-month period, many global equity markets gained ground. The MSCI World Index,1 a measure of developed market equity performance, gained 2.30%. The U.S. equity market performed notably, with the S&P 500 Index2 up 8.09%. Emerging market equities retreated, however, as measured by the MSCI Emerging Markets Index’s3 return of -7.44%. A substantial portion of this decline came during the final months of the reporting period, as emerging markets faced significant pressure as investors became less focused on fundamentals and fled to areas of the market that offered a greater perception of safety.

Convertible securities also remained in positive territory for the year, with a return of 2.01% for the BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index.4 High-yield bonds performed more robustly as investors sought income, and the Credit Suisse High Yield Index5 gained 5.62%. The broad U.S. bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index,6 climbed 5.00%.

www.calamos.com	1

Letter to Shareholders

We See Opportunity

The global economy faces complex issues that will take time to resolve. We expect continued volatility as these challenges are addressed. Even so, now more than ever, we believe that the global economy and financial markets offer many compelling opportunities for long-term investors who take a highly selective and active approach.

We have positioned the Funds to reflect our expectation for slower but positive growth in the U.S. economy and in the global economy as a whole. Perhaps most importantly, having faced their own debt and banking struggles in the past, the emerging markets remain a powerful engine for growth, one that we believe can create continued opportunities for growth around the world. Also, although the U.S. may not be on a normal trajectory for economic recovery, we see encouraging signs that a healing process has begun. Corporate balance sheets remain strong overall, and we are encouraged by positive earnings announcements. Most companies have wisely refinanced and restructured their debt, and U.S. consumers have taken steps to deleverage. There has been some market clearing due to business restructuring as well as merger and acquisition activity.

Our team has identified many companies that we believe are adapting to the global economic environment with innovation. In particular, we are favoring global growth companies with geographically diversified revenues, well-recognized global brands, robust distribution networks and experienced management teams. We believe that multinational companies with healthy balance sheets provide more attractive risk and reward characteristics because they are well positioned to capitalize on the significant growth opportunities that exist, for example, those in emerging markets.

Despite some of the uncertainties in the macro environment, we believe equity valuations remain compelling by and large. By some of our measures, many of the growth-oriented equities in our Funds are at multi-decade valuation lows relative to other asset classes.

From an investment themes standpoint, we continue to favor companies that we believe are positioned to benefit from corporate capital spending, global infrastructure build-out and the growing prosperity of emerging market consumers. This has led us to companies in information technology, energy, industrials and consumer-oriented sectors. We also have identified companies in the energy and materials sectors that we believe are positioned to benefit from a weaker dollar and from continued government efforts to boost asset values. In contrast, we are cautious about companies that are tied solely to U.S. or European GDP, and those that may be more affected by government debt burdens and a complex regulatory environment, including financials, health care and utilities.

2	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Letter to Shareholders

We Take an Active, Independent Approach

We recognize that ups and downs in the markets can be discouraging for investors. Yet, market volatility is always a factor when investing. We firmly believe that market volatility creates opportunities for those who take a long-term and disciplined approach.

As we invest on behalf of our fund shareholders, we seek to be ahead of the curve and global in our perspective. We believe our active approach has been instrumental to the results we have achieved over full market cycles. We believe that our experience and proprietary research will help us to identify the risks in the markets and to understand the opportunities of a rapidly evolving investment landscape.

If you would like any additional information about the funds you have chosen or other funds in this report, please contact your financial advisor or our client services team at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). We also invite you to visit us at calamos.com.

We thank you for your continued trust.

Sincerely,

John P. Calamos, Sr.

CEO and Co-CIO,

Calamos Advisors LLC

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully.

Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

1	The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Source: Lipper, Inc.

2	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

3

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide.

4	The BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index represents the U.S. convertible securities market excluding mandatory convertibles.

5	The Credit Suisse High Yield Index is an unmanaged index of approximately 1,600 issues with an average maturity range of seven to ten years with a minimum capitalization of $75 million. The Index is considered generally representative of the U.S. market for high-yield bonds.

6	The Barclays Capital U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. Source: Lipper, Inc.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index.

Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Funds are actively managed.

The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to the accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, that should be carefully considered prior to investing. This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

This report is intended for informational purposes only and should not be considered investment advice.

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Overview

EQUITY FUNDS

Because of their potential for capital appreciation, stock funds are an important component of many investors’ asset allocations. The Calamos Family of Funds includes four funds that invest primarily in U.S-based companies and three global and international funds. (Global funds invest in U.S. and non-U.S. companies, and international funds invest in companies outside the U.S.) Across our funds, we are currently favoring companies with business activities and revenues that are geographically diversified. We believe that this provides us with enhanced opportunities to participate in future global growth trends.

Our first stock fund, Calamos Growth Fund, was launched more than 20 years ago. Throughout the years, we have broadened the application of our equity discipline across market capitalizations, geographic regions, and company characteristics. Many of our newer offerings were introduced to provide investors with increased or more specialized access to global opportunities. These funds draw upon our long history of investing in international markets, where our experience dates to the late 1980s.

Although all of our Funds are managed by the same integrated investment team according to our well-established discipline, each of the Funds has a different focus. For example, within our U.S. equity fund line-up, Calamos Growth Fund is a multi-cap fund that includes large U.S. multinational companies, while Calamos Discovery Growth Fund provides investors with a portfolio of small- and mid-cap growth companies—companies that may be future leaders in the global economy.

Within our international and global line-up, we offer three funds. Calamos International Growth Fund invests primarily in companies based outside the United States, while Calamos Global Equity Fund’s worldwide selections also include U.S. companies. Our newest offering is Calamos Evolving World Growth Fund, which we launched in 2008. This Fund seeks to provide investors with the opportunity to participate in the growth potential of emerging economies through investments in emerging market companies as well as investments in developed market companies that are participating in emerging markets growth. This Fund also has the flexibility to invest in convertible securities as well as equities.

In selecting investments for our global and international funds, we favor markets in countries that are moving toward a greater level of economic freedom and democracy. As the saying goes, capital moves to where it will be treated best. Historically, there has been a correlation between economic freedoms and wealth creation.* We believe that countries that embrace economic freedoms—such as private property rights and orderly, transparent markets—provide a favorable environment for future wealth creation.

*	For more on the relationship between economic freedoms and wealth creation, please see research from the Heritage Foundation at www.heritage.org.

4	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Overview

CALAMOS FUNDS	INCEPTION	PORTFOLIO SNAPSHOT	REPORT BEGINS
U.S. Equity Funds
Growth Fund	1990	U.S. growth companies of all capitalizations	Page 6
Value Fund	2002	U.S. companies with undervalued stock prices and compelling prospects for improvement	Page 10
Blue Chip Fund	2003	Established U.S.-based large-cap stocks, also known as “blue chips”	Page 13
Discovery Growth Fund	2010	Small and mid-cap U.S. growth companies	Page 17
Global and International Equity Funds
International Growth Fund	2005	Growth companies domiciled outside of the U.S.	Page 20
Evolving World Growth Fund	2008	Companies in emerging and developed markets participating in the growth of emerging markets	Page 23
Global Equity Fund	2007	U.S. and non-U.S. growth companies	Page 26

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Calamos Growth Fund

FUND NASDAQ SYMBOLS
A Shares	CVGRX
B Shares	CVGBX
C Shares	CVGCX
I Shares	CGRIX
R Shares	CGRRX

FUND CUSIP NUMBERS
A Shares	128119302
B Shares	128119740
C Shares	128119856
I Shares	128119807
R Shares	128119435

FUND OBJECTIVE

Long-term capital growth

INVESTMENT STRATEGY

>	Blends rigorous economic and broad themes analysis with intensive company and security research seeking to identify businesses with higher growth relative to peers

>	Determines the quality and sustainability of a company’s growth by assessing its fundamentals and management among other factors

>	Uses proprietary valuation models to ascertain a stock’s return potential

>	Adheres to strict risk-management guidelines to determine portfolio construction

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

>	A portfolio that pursues the highest potential growth opportunities regardless of company size or industry

>	A relatively aggressive yet diversified way to participate in the stock market’s long-term growth potential

CALAMOS GROWTH FUND

INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the year ended October 31, 2011.

Q.  What is the Fund’s investment strategy?

A.  Calamos Growth Fund invests in U.S. companies that we believe have the best prospects for sustainable and high relative growth. In the current environment, we are favoring large-cap companies with global strategies, global brands and geographically diversified revenues. We believe that there are many exciting growth trends within the global economy, and that U.S. companies with global strategies provide an attractive way to participate in long-term growth trends. We have sought companies with good earnings prospects, high returns on invested capital, sustainable free cash flow, and low debt-to-capital ratios. We believe that many stocks of U.S. multinational companies are presently trading at extremely attractive prices, based on a variety of measures.

Q.  How has the Fund performed?

A.  Because we believe equity funds are best utilized within asset allocations as long-term investments, we encourage investors to evaluate performance over multiple market cycles. Since its inception on September 4, 1990, the Fund has returned 13.47% on an annualized basis (Class A shares at net asset value). For this period, the broad equity market, as measured by the S&P 500 Index1, returned 8.86%, while the Russell Midcap® Growth Index2 and the Russell 3000 Growth Index3, returned 10.07% and 8.14%, respectively. The Russell 3000 Growth Index provides a point of comparison for the broad U.S. growth equity market, including companies of all capitalizations, while the Russell Midcap® Growth Index is a measure of mid-cap growth stocks, one segment of the Fund’s potential universe of investments.

For the year ended October 31, 2011, Calamos Growth Fund returned 3.82% versus the S&P 500 Index gain of 8.09%. For this same period, the Russell Midcap® Growth Index rose 10.08% and the Russell 3000 Growth Index gained 9.92%.

Q.  What factors influenced performance over the period?

A.  Much of the Fund’s underperformance for the one-year period was due to its positioning during the broad equity market decline that occurred during second half of the reporting period. As investors became increasingly worried about the potential for a double-dip recession in the U.S. and conditions in the eurozone, the market sold off dramatically, particularly in the third calendar quarter of the year. Companies with higher projected earnings growth were among those sold off most steeply because investors thought these earnings were less likely to be achieved. Additionally, investors fled to areas of the market that offered greater perceived defensive characteristics, such as health care and utilities. We, however, positioned the Fund to reflect our expectation for slower but positive growth in the U.S. and global economies as a whole. Although our focus on higher quality growth companies was out of step with market sentiment, we believe it remains appropriate. As we discussed in the opening letter, although the economic recovery is not complete, we have seen what we believe to be encouraging signs. We believe that growth companies with stronger balance sheets will demonstrate their merits in the months ahead.

6	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth Fund

For the one-year period overall, while the Fund’s overweight allocation to the information technology sector helped returns relative to the S&P 500 Index, security selection held back performance, where we favored higher-growth businesses. Returns within the semiconductor and communications equipment industries lagged the most. Information technology remains the Fund’s largest allocation in absolute terms. We continue to favor this sector due to its higher growth potential, higher cash flows and lower debt levels, as well as attractive valuations. The technology sector also continues to profit from the long-term themes we have identified, including the increased appetite and demand for information and entertainment. Additionally, many technology firms act as productivity enhancers for both businesses and individuals, which we believe is especially important in an increasingly globally competitive environment. We believe the Fund’s holdings are poised to benefit from considerable consumer demand for the latest gadgets and devices, as well as the current innovation cycle, which leads to tomorrow’s technologies.

An underweight position and security selection in the health care sector detracted from returns during the period. Most notably, holdings in the pharmaceuticals industry trailed those of the benchmark. However, we maintain conviction in the Fund’s positioning. Broadly, we are concerned about the impact that government regulation could have on the growth prospects of many areas of health care. However, we have found opportunities. We have tended to favor companies in areas such as biotechnology, as well as those in the tools and services, equipment and health care technology industries. These are segments of the sector where we see more compelling growth prospects and less potential headwinds from government regulation.

An underweight allocation and security selection in the energy sector was a drag on performance. The Fund’s low exposure relative to the index to many of the large integrated oil companies held back overall returns. Instead, we favored companies involved in exploration and production and drillers with longer-term service contracts. We believe that these companies are better positioned to grow, regardless of shorter-term economic growth pressures.

The Fund’s overweight position and security selection within the consumer discretionary sector added value in the period. We remain attracted to those companies with global business plans and diversified revenue bases, as well as those firms servicing a rapidly expanding consumer base within the emerging markets. Specifically, select holdings within the internet retailing industry have proven worthy investments, as many operate with global footprints and cater to a more cost-conscious consumer.

We remain significantly underweight to the financial sector relative to the broad equity benchmark. This underweight position enhanced performance during the period, as this sector was the worst performer for the one-year period. We continue to avoid the areas of this sector that are most affected by government debts and confusing regulatory environments. Rather, we tend to favor those companies in the asset management industry and select insurers with strong balance sheets and a global footprint.

Security selection in the consumer staples sector added value, but the Fund’s underweight allocation to this more defensive sector was a drag on performance. Specifically, holdings within the personal products and soft drinks industries helped returns. We have chosen to underweight the consumer staples sector because businesses within it typically do not offer as much growth potential, and the prices being paid relative to growth are less attractive on a relative basis to other sectors. Of our investments in this sector, we continue to favor those companies with strong global

SECTOR WEIGHTINGS
Information Technology	40.0%
Consumer Discretionary	14.8
Industrials	11.6
Energy	10.5
Health Care	8.3
Materials	7.7
Consumer Staples	3.2
Financials	2.8
Telecommunication Services	0.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

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Calamos Growth Fund

operations, which offer growth potential at attractive valuations. In the current environment, we have sought lower-cost producers with strong global brands.

ANNUALIZED RETURN: SINCE INCEPTION (9/4/90) THROUGH 10/31/11

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

Q.  What changes were made over the course of the reporting period?

A.  Current valuations of growth equities are very attractive on a historical basis, where little to no growth premium is recognized. Throughout the period, we positioned the Fund more cyclically to take advantage of improved valuations and the long-term opportunities that exist. As we anticipate continued global stimulus from world central banks, we remain committed to those sectors poised to benefit from these reflationary actions. Specifically, we have increased the Fund’s exposure to sectors such as energy, industrials and materials and have decreased the Fund’s allocation to financials. We are targeting businesses poised to benefit from U.S. manufacturing growth, increased capital spending in technologies, the global infrastructure build-out and the rise of emerging market consumers. We believe our holdings are well equipped to provide stable growth during a choppy and volatile economic recovery.

Q.  What is the outlook for U.S. growth stocks and the Fund?

A.  We believe that the prospects for many U.S. growth equities remain compelling. Although the Fund trailed the index over the reporting period, we believe the Fund is appropriately positioned for the road ahead. We are focused on looking beyond the short-term volatility, keeping our sights on the opportunities that others currently may be overlooking. As we discussed, we have positioned the Fund for slower but positive growth. While we do not dismiss the real challenges that remain, we believe that investors should not lose sight of the more favorable signs in the global economy, such as corporations’ balance sheets and long-term growth trends in emerging markets, including the prosperity of emerging market consumers. We believe that these factors, as well as other secular trends we have outlined in this report, create considerable growth potential for U.S. multinationals. Moreover, we believe that the growth valuations in the current environment continue to be very attractive on a historical basis, based on a number of measures, such as price-to-earnings ratios relative to value stocks and projected free cash flows.

8	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth Fund

GROWTH OF $10,000: FOR 10-YEAR PERIOD ENDED 10/31/11

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/11

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/4/90
Without Sales Charge	3.82%	1.69%	6.10%
With Sales Charge	-1.10	0.71	5.59

Class B Shares – Inception 9/11/00
Without Sales Charge	3.02	0.93	5.47
With Sales Charge	-1.98	0.58	5.47

Class C Shares – Inception 9/3/96
Without Sales Charge	3.04	0.93	5.31
With Sales Charge	2.04	0.93	5.31

Class I Shares – Inception 9/18/97	4.07	1.95	6.37

Class R Shares – Inception 3/1/07	3.55	NA	1.38	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Performance of the Growth Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share Classes of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2000. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Since Inception Growth of $10,000 graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

2

The Russell Midcap® Growth Index measures the performance of mid-sized companies with growth characteristics. Index data shown for the Annualized Return Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC

3	The Russell 3000 Growth Index measures the performance of companies with higher price-to-book ratios and higher forecasted growth values. Index data shown for the Annualized Return Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

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Calamos Value Fund

FUND NASDAQ SYMBOLS
A Shares	CVAAX
B Shares	CVABX
C Shares	CVACX
I Shares	CVAIX
R Shares	CVARX

FUND CUSIP NUMBERS
A Shares	128119666
B Shares	128119658
C Shares	128119641
I Shares	128119633
R Shares	128119419

FUND OBJECTIVE

Long-term capital growth

INVESTMENT STRATEGY

>	Invests in companies that are deemed to be trading well below their intrinsic values but possess identifiable potential catalysts that can spur them to normal levels

>	Companies under consideration must possess risk-mitigating characteristics, such as sound financials and branded products within their industry

>	Employs qualitative (bottom-up) research to help determine how an issuer’s stock is valued relative to calculations of intrinsic worth

>	Utilizes top-down portfolio construction to pursue macro-level economic themes and support diversification among industries and sectors

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

>	A vehicle for building assets to meet medium-range to long-range financial goals

>	A value-oriented complement to a growth-oriented portfolio

CALAMOS VALUE FUND

INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the year ended October 31, 2011.

Q.  What is the Fund’s investment strategy?

A.  Calamos Value Fund invests in undervalued securities where we believe the stock price has been temporarily depressed due to one-time events or market sentiment that we expect to change. Our goal is to purchase stocks at discounts to our estimates of intrinsic business value. We analyze cash flows and return on invested capital to determine intrinsic business value. This Fund’s investment strategy differs from some other value funds in that we will not invest in a company solely because it is “cheap.” Before we buy a stock, we need to see a potential catalyst, or believe that some other factor will arise that will lead to the company receiving more favorable recognition in the market. We want to see companies with compelling strategies for improving their cash flows, balance sheet health and overall market position.

Q.  How has the Fund performed?

A.  Because we believe equity funds are best utilized within asset allocations as long-term investments, we encourage investors to evaluate performance over longer time periods. Since its inception on January 2, 2002, the Fund has returned 2.94% on an annualized basis (Class A shares at net asset value), versus 3.81% for the Russell 1000® Value Index.1 For the annual period ended October 31, 2011, the Fund returned 2.09%, versus 6.16% for the Russell 1000® Value Index.

Q.  What factors influenced performance over the reporting period?

A.  An underweight allocation and security selection within the energy sector was a drag on relative performance. The Fund’s lower exposure to large integrated oil companies prevalent within the index held back overall returns, as these companies performed well during the period. Instead, we favored companies involved in exploration and production and drillers with longer-term service contracts. We believe that these companies are better positioned to grow, regardless of shorter-term economic growth pressures.

The Fund’s overweight allocation to the information technology sector held back returns during the period, although the results of our security selection were in line with the index. We continue to favor this sector, the Fund’s largest allocation, due to its higher cash flows and lower debt levels, attractive valuations, and higher growth potential. The technology sector also continues to profit from the long-term themes we have identified including the increased appetite and demand for information and entertainment. Additionally, many technology firms act as productivity enhancers for both businesses and individuals, which is especially important in an increasingly competitive global environment. We believe the Fund’s holdings are poised to benefit from considerable consumer demand for the latest gadgets and electronics, as well as the current innovation cycle, which leads to tomorrow’s technologies.

10	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Value Fund

The Fund remained significantly underweight to the financial sector relative to the index, which enhanced relative performance, as the sector was the worst performing area for the one-year period. Our security selection decisions within the sector also proved advantageous. We continue to avoid the areas of the sector that are most affected by government debts and confusing regulatory environments. We have instead invested in companies in the asset management industry and select insurers.

The Fund’s overweight position and security selection within the consumer staples sector contributed favorably to relative performance during the period. Specifically, holdings within the soft drinks industry helped returns. Of our investments in the sector, we continue to favor those companies with strong global operations, which offer growth potential at attractive valuations. In the current environment, we have sought lower-cost producers with strong global brands.

Q.  What changes have you made to the Fund’s portfolio over the course of the reporting period?

A.  Throughout the period, we positioned the Fund to take advantage of improved valuations in the marketplace. As we anticipate continued global stimulus from world central banks, we remain committed to those sectors poised to benefit from these reflationary actions. Specifically, we have increased the Fund’s exposure to sectors such as information technology and consumer discretionary and decreased allocations to more defensive, non-cyclical areas, including consumer staples. We are targeting businesses poised to benefit from U.S. manufacturing growth, increased capital spending in technologies, the global infrastructure build-out and the rise of emerging market consumers. We believe the Fund’s holdings are well equipped to provide stable growth during a choppy and volatile economic recovery.

Q.  What is your outlook for this Fund?

A.  As we discussed in the opening letter, our expectation is for slow but positive growth in the U.S. We believe that long-term secular growth trends, as well as improving economic conditions in many parts of the world, create a favorable backdrop for many undervalued companies. Even so, we recognize that economic challenges remain, creating headwinds for companies in financial distress. In this sort of environment, we believe that buying a stock simply because it has a low price is not a sensible strategy. We believe we are able to find quality businesses trading at discounts to their long-term growth prospects. By utilizing our highly selective, active approach, we think we are well positioned to identify companies that are undervalued relative to our estimates of their intrinsic values, and that possess a catalyst for value creation.

SECTOR WEIGHTINGS
Information Technology	32.5%
Consumer Staples	14.5
Health Care	11.7
Consumer Discretionary	11.7
Financials	9.4
Energy	7.9
Industrials	7.1
Telecommunication Services	2.3
Materials	2.2

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	11

Calamos Value Fund

GROWTH OF $10,000: SINCE INCEPTION (1/2/02) THROUGH 10/31/11

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/11

	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 1/2/02
Without Sales Charge	2.09%	-1.29%	2.94%
With Sales Charge	-2.77	-2.24	2.43

Class B Shares – Inception 1/2/02
Without Sales Charge	1.35	-2.01	2.32
With Sales Charge	-3.65	-2.36	2.32

Class C Shares – Inception 1/2/02
Without Sales Charge	1.35	-2.02	2.17
With Sales Charge	0.35	-2.02	2.17

Class I Shares – Inception 3/1/02	2.32	-1.04	3.44

Class R Shares – Inception 3/1/07	1.82	NA	-1.99

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2004. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1

The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. Index data shown is from 12/31/01, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

12	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Blue Chip Fund

CALAMOS BLUE CHIP FUND

INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the year ended October 31, 2011.

Q.  What is the Fund’s investment strategy?

A.  Calamos Blue Chip Fund invests in large-cap equities that we believe have the best prospects for growth. We seek well-known businesses with established operations and good prospects for sustainable growth. We believe these “blue chip” companies may offer a higher degree of stability compared to smaller, less-tested companies. While the Fund invests primarily in U.S.-domiciled businesses, we favor companies with global presence and geographically diversified revenues that we believe are positioned to capitalize on global economic growth and global secular trends.

We believe that many of these blue chips represent a particularly compelling opportunity today. Many of these stocks are trading at very attractive prices based on long-term trends, as well as versus other types of investments.

Q.  How has the Fund performed?

A.  Because we believe equity funds are best utilized within asset allocations as long-term investments, we encourage investors to evaluate performance over longer time periods. Since its inception on December 1, 2003, the Fund has returned 3.78% on an annualized basis (Class A shares at net asset value) versus a 4.09% return for the S&P 500 Index1 and the Russell 1000® Growth Index2 return of 4.65%.

For the most recent one-year reporting period ended October 31, 2011, Calamos Blue Chip Fund returned 3.69%, versus 8.09% for the S&P 500 Index and 9.92% for the Russell 1000® Growth Index.

Q.  What factors influenced performance over the reporting period?

A.  Much of the Fund’s underperformance for the one-year period was due to its positioning during the final months of the period. As investors became increasingly worried about the potential for a double-dip recession in the U.S. and conditions in the eurozone, the market sold off dramatically in the third calendar quarter of the year. Companies with higher projected earnings growth were among those sold off most steeply because investors viewed these forecasts with skepticism. Additionally, investors fled to areas of the market that offered greater perceived defensive characteristics, such as health care and utilities. We, however, positioned the Fund to reflect our expectation for slower but positive growth in the U.S. economy and global economy as a whole, and this led us to focus on companies with better growth prospects. Although this approach was out of step with market sentiment, we believe that these sorts of growth companies will enjoy greater recognition in the market as economic conditions improve.

Security selection within the energy sector was the largest drag on relative performance versus the S&P 500 Index. The Fund’s low exposure to many of the large integrated oil companies so prevalent within the index held back overall returns, as did security selection decisions within the oil and gas exploration and production industry. Despite

FUND NASDAQ SYMBOLS
A Shares	CBCAX
B Shares	CBCBX
C Shares	CBXCX
I Shares	CBCIX
R Shares	CBCRX

FUND CUSIP NUMBERS
A Shares	128119625
B Shares	128119617
C Shares	128119591
I Shares	128119583
R Shares	128119427

FUND OBJECTIVE

Long-term capital growth

INVESTMENT STRATEGY

>	Invest in larger, established companies with balance sheet strength that can also help mitigate downside risk

>	We look for businesses with diversified product lines that can increase productivity to maintain growth

>	Apply proprietary models to determine return potential of companies

>	Each security is further vetted within the context of the portfolio

>

We seek to identify long-term secular themes that can drive growth for decades. Investment candidates emerge from the intersection of our top-down (overlay of macroeconomic themes) and bottom-up analysis

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

>	A vehicle for building assets to meet medium- to long-range financial goals

>	A larger-cap growth offering of diversified companies providing broad market participation

www.calamos.com	13

Calamos Blue Chip Fund

SECTOR WEIGHTINGS
Information Technology	42.3%
Energy	12.5
Health Care	11.5
Industrials	11.2
Consumer Discretionary	9.8
Materials	6.0
Consumer Staples	3.6
Financials	2.1
Telecommunication Services	0.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

high levels of volatility within the sector, we continue to maintain conviction in the long-term opportunities of the Fund’s holdings and believe there is more potential for growth. The global demand for energy resources remains high, especially within emerging market regions. As the world’s central banks continue to try to stimulate growth through reflation efforts, we believe the Fund’s holdings within the sector will benefit. We have chosen to focus on areas such as exploration and production, as we believe these companies are potentially less vulnerable to shorter-term concerns about the pace of global economic growth.

An underweight position and security selection within the health care sector also detracted from returns during the reporting period. Most notably, holdings within the life sciences tools and services industry trailed those of the benchmark. However, we maintain conviction in the Fund’s positioning. Broadly, we are concerned about the impact that government regulation could have on the growth prospects of many areas of health care. However, we have found opportunities. While we were on average underweight to the sector during the reporting period as a whole, we did increase the Fund’s allocation to the sector during the latter months of the period as we found opportunities that met our criteria. Within the sector, we tend to favor those companies within the equipment and health care technology industries, and those furthest removed from government regulation. These are segments of health care where we see more compelling growth prospects and fewer potential headwinds from government regulation.

Security selection within the consumer discretionary sector added value. Within the sector we remain attracted to those companies with global business plans and diversified revenue bases, as well as firms servicing a rapidly expanding consumer base within the emerging markets. Specifically, select names within the internet retailing industry have proven worthy investments, as many of these holdings operate with global footprints and cater to a more cost-conscious consumer.

The Fund remains significantly underweight to the financials sector relative to the broad equity benchmark. This underweight position contributed favorably to Fund performance, as this sector was the worst performing area for the one-year period. We continue to avoid the areas of this sector that are most affected by government debts and confusing regulatory environments. We have instead focused on the asset management industry and select global insurers.

Q.  What changes have you made to the Fund’s portfolio over the course of the reporting period?

A.  As we anticipate continued global stimulus from world central banks, we remain committed to those sectors poised to benefit from reflationary actions. During the period, we increased the Fund’s exposure to sectors such as energy and information technology, and decreased allocations to defensive, non-cyclical areas such as consumer staples. In addition, we increased the Fund’s stake in the health care sector. We found improved valuation opportunities for innovative companies with pricing power.

In addition to companies that we believe can benefit from asset reflation trends, we are favoring businesses poised to benefit from U.S. manufacturing growth, increased capital spending in technologies, the global infrastructure build-out and the rise of emerging market consumers. We believe the Fund’s holdings are well equipped to provide stable growth during a choppy and volatile economic recovery.

14	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Blue Chip Fund

Q.  What is your outlook for large-cap growth equities and this Fund?

A.  As we discussed in the opening letter, we believe the prospects for global growth equities remain compelling, including those of U.S.-based companies. Moreover, we believe that the current valuations of many growth equities are very attractive on a historical basis, based on a number of measures, such as price-to-earnings ratios relative to value stocks and projected free cash flows. In our view, little to no growth premium is being recognized by market participants.

We have focused our sights beyond the short-term volatility, and on the opportunities that others may be overlooking currently. We expect slower but positive growth in the U.S. economy. We believe that investors should not lose sight of the more favorable signs in the global economy, such as corporations’ generally strong balance sheets, and long-term growth trends in emerging markets, including the prosperity of emerging market consumers. We believe these factors create considerable opportunities for U.S. multinationals.

www.calamos.com	15

Calamos Blue Chip Fund

GROWTH OF $10,000: SINCE INCEPTION (12/1/03) THROUGH 10/31/11

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/11

	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 12/1/03
Without Sales Charge	3.69%	1.00%	3.78%
With Sales Charge	-1.20	0.02	3.14

Class B Shares – Inception 12/1/03
Without Sales Charge	2.88	0.23	3.00
With Sales Charge	-2.12	-0.14	3.00

Class C Shares – Inception 12/1/03
Without Sales Charge	2.97	0.25	3.01
With Sales Charge	1.97	0.25	3.01

Class I Shares – Inception 12/1/03	4.01	1.26	4.05

Class R Shares – Inception 3/1/07	3.45	NA	0.61

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2004. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Since Inception Growth of $10,000 graph is from 11/30/03, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

2

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price to-book ratios and higher forecasted growth values.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

16	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Discovery Growth Fund

CALAMOS DISCOVERY GROWTH FUND

INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the year ended October 31, 2011.

Q.  What is the Fund’s investment strategy?

A.  Calamos Discovery Growth Fund invests in small-cap and mid-cap equities that we believe have the best prospects for growth. While Calamos Discovery Growth is one of our newer funds, it is managed by the same investment team and draws upon the same research process that we use for all of our other funds. Our investment process is designed to identify companies with higher growth profiles and greater returns on invested capital relative to peers. We favor companies with geographically diversified revenues that are participating in long-term global growth trends.

We expect to concentrate on small-cap companies that, if successful, will grow into mid-caps. We have the flexibility to continue holding these successful mid-cap companies. We believe that a mid-cap company that has successfully grown from a small-cap has demonstrated the potential of its business model and its ability to deliver sustained earnings growth.

Q.  How has the Fund performed?

A.  For the annual period ended October 31, 2011, the Calamos Discovery Growth Fund returned 3.55% (Class A shares at net asset value), versus 11.91% for the Russell 2500® Growth Index.1 Since its inception on June 1, 2010, the Fund gained 14.06%, versus the 15.63% return for the index.

Q.  What factors influenced performance over the reporting period?

A.  Our focus on companies with relatively higher growth put us at odds with prevailing market sentiment, particularly during the second half of the reporting period. Notably, earnings momentum made an important impact on relative performance. During the second and third quarters of 2011, companies that displayed a higher level of earnings growth momentum underperformed companies with weaker earnings growth momentum. As concerns about a double-dip recession in the United States intensified, market participants worried about the ability of companies to sustain growth. However, we expect slow but positive growth and we believe that over a full market cycle, high-growth attributes will be rewarded, benefiting the Fund.

Turning to sector level influences, the Fund’s security selection and overweight position in the information technology sector detracted most from relative performance in the one-year period, as higher-growth technology companies came under pressure for the reasons discussed above. In particular, holdings within the semiconductors and communications equipment industries lagged those in the index. We continue to favor small- to mid-cap information technology companies due to high growth potential, attractive relative valuations and significant demand drivers. Specifically, the information technology sector continues to profit from the long-term themes we have identified, such as the demand for access to information anywhere and anytime. Also, many of these technology holdings deliver productivity enhancers for both businesses and individuals, which is an imperative in an increasingly competitive global environment.

FUND NASDAQ SYMBOLS
A Shares	CADGX
B Shares	CBDGX
C Shares	CCDGX
I Shares	CIDGX
R Shares	CRDGX

FUND CUSIP NUMBERS
A Shares	128120102
B Shares	128120201
C Shares	128120300
I Shares	128120409
R Shares	128120508

FUND OBJECTIVE

Long-term capital growth

INVESTMENT STRATEGY

>	Focus on small-cap and mid-cap companies

>	Blends rigorous economic and broad themes analysis with intensive company and security research seeking to identify businesses with higher growth relative to peers

>	Seeks to determine the quality and sustainability of a company’s growth by assessing its fundamentals and management among other factors

>	Uses proprietary valuation models to ascertain a stock’s return potential

>	Adheres to strict risk-management guidelines in constructing the portfolio and assessing a security’s fit within the portfolio

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

>	Exposure to small-cap and mid-cap companies

>	A relatively aggressive yet diversified way to participate in the U.S. stock market’s long-term growth potential

www.calamos.com	17

Calamos Discovery Growth Fund

SECTOR WEIGHTINGS
Information Technology	32.0%
Industrials	18.3
Health Care	10.9
Consumer Discretionary	10.6
Materials	10.3
Energy	7.4
Consumer Staples	4.3
Financials	3.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

An underweight position and weaker relative security selection in the consumer discretionary sector also detracted from performance during in the period. During the period, holdings within the movies and entertainment industry trailed those in the index. Within the sector, generally, we remain attracted to those companies experiencing high relative growth as a result of in-demand products and more unique categories. We are also favoring companies utilizing technology innovation to create a more scalable business model and access a more global consumer base.

The portfolio’s security selection within the industrials sector made the largest positive contribution to relative performance during the one-year period. Holdings within the industrial machinery industry, in particular, were notably positive. We continue to favor long-term growth opportunities in the sector, especially those closely tied to the global infrastructure build-out. Related industries such as construction, equipment and heavy machinery offer access to the growth opportunities associated with infrastructure build-out.

An underweight position to the financial sector also enhanced relative performance during the period, as this sector was one of the worst performing sectors in the index and broader market. We have maintained a significant underweight in this sector due to our continued concerns about balance sheet quality and the overall impact on future returns of complex regulations.

Q.  How is the Fund positioned?

A.  We maintain our focus on companies demonstrating high relative growth, increasingly global revenue, and solid fundamentals, including relatively higher quality balance sheets and increasing returns on invested capital. We believe current valuations of small- to mid-cap growth equities are attractive on a historical basis, where little to no growth premium is being recognized. The Fund is positioned with the largest absolute allocations to the information technology and industrial sectors.

During the period, particularly in recent months, we positioned the Fund more cyclically to take advantage of improved valuations among high-growth stocks we believe were oversold. As we anticipate continued global stimulus from world central banks, we continue to favor investment in those sectors poised to benefit from this reflation trend. Specifically, we have increased the Fund’s exposure to sectors such as industrials, materials and energy, and decreased allocations to more defensive areas such as health care. We are targeting businesses poised to benefit from U.S. manufacturing growth, increased capital spending in technologies, the global infrastructure build-out and the rise of emerging market consumers.

Q.  What is your outlook for the Fund?

A.  Although the Fund did not perform as we would like during the annual fiscal period, we believe the Fund is well positioned to provide access to high-growth, small- to mid-cap opportunities with compelling long-term potential. We believe our focus on high relative growth, global revenue exposure, and relatively stronger balance sheets compared to peers will serve the Fund in well over the long term. Moreover, at recent valuations, we believe these equities offer attractive risk-reward opportunities, especially when compared to bonds, commodities, and cash.

Although the economic recovery is not proceeding on a normal trajectory, we have seen encouraging signs that a healing process is underway. In our view, these improving conditions provide a favorable backdrop for select small- and mid-cap companies. Additionally, as we have noted in the past, we believe that entrepreneurial companies can thrive in all environments, and our team continues to find companies with attractive long-term growth potential.

18	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Discovery Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (6/1/10) THROUGH 10/31/11

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/11

	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 6/1/2010
Without Sales Charge	3.55%	14.06%
With Sales Charge	-1.36	10.21

Class B Shares – Inception 6/1/2010
Without Sales Charge	2.84	13.24
With Sales Charge	-2.16	10.55

Class C Shares – Inception 6/1/2010
Without Sales Charge	2.84	13.24
With Sales Charge	1.84	13.24

Class I Shares – Inception 6/1/2010	3.82	14.34

Class R Shares – Inception 6/1/2010	3.27	13.78

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1

The Russell 2500® Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestments of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	19

Calamos International Growth Fund

FUND NASDAQ SYMBOLS
A Shares	CIGRX
B Shares	CIGBX
C Shares	CIGCX
I Shares	CIGIX
R Shares	CIGFX

FUND CUSIP NUMBERS
A Shares	128119575
B Shares	128119567
C Shares	128119559
I Shares	128119542
R Shares	128119393

FUND OBJECTIVE

Long-term capital growth

INVESTMENT STRATEGY

>	Applies bottom-up research and top-down analysis to target securities of non-U.S. companies that display acceleration in revenue growth, earnings growth and return on capital

>	Conducts extensive balance sheet and income statement analysis to determine the intrinsic value of companies under consideration

>	Emphasizes countries espousing free-market principles

>	Seeks to outperform the MSCI EAFE Growth Index[1] over the long term with less volatility

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

>	To diversify beyond the domestic market by investing in overseas growth stocks, potentially increasing long-term capital growth

>	An equity portfolio representing companies of all sizes and industries that offer high relative and sustainable growth potential

CALAMOS INTERNATIONAL GROWTH FUND

INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the year ended October 31, 2011.

Q.  What is the Fund’s investment strategy?

A.  Calamos International Growth Fund is a non-U.S. strategy for diversification and access to international growth companies, with an active growth focus. Our investment criteria favor companies that we believe offer the best prospects for growth. These companies are typically characterized by high earnings growth, healthy balance sheets and high return on invested capital. In the current environment, we are emphasizing companies with global presence and geographically diversified revenue streams. We believe that such companies offer more attractive prospects than those more dependent on a single economy.

We have the flexibility to invest across sectors, in companies domiciled in developed and developing markets. We favor companies based in markets that are moving toward a greater level of economic freedom, which we believe is a catalyst for wealth creation.

Q.  How has the Fund performed?

A.  Because we believe equity funds are best utilized within asset allocations as long-term investments, we encourage investors to evaluate performance over longer time periods. Since its inception on March 16, 2005, the Fund has returned 8.50% on an annualized basis (Class A shares at net asset value), versus the MSCI EAFE Growth Index, 1 which returned 3.46% for the same period.

For the most recent one-year reporting period ended October 31, 2011, the Fund gained 5.56% versus a 2.46% decline in the MSCI EAFE Growth Index.

Q.  What factors influenced performance over the reporting period?

A.  Security selection within the information technology sector contributed the most to relative performance during the period. Fund holdings within the software and semiconductors industries strongly outperformed those of the index. An underweight position to the financials sector also enhanced returns as this was the worst performing sector within the index. We remain cautious and have generally held a low weight in this sector due to increased regulations globally as well as significant business risks remaining in many large financial institutions.

Security selection within the materials sector also contributed to returns. In particular, security selection within the metals and mining industry was notably positive during the period. We believe there are strong long-term growth catalysts within the sector, including robust demand from emerging market regions, and global stimulus and reflation efforts. From a geographic standpoint, the Fund benefited from holdings within the U.K., Japan, France and Israel. Holdings within emerging market countries, most notably Brazil and Taiwan, also contributed to performance.

20	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos International Growth Fund

In contrast, an underweight position within the consumer staples sector detracted from relative performance during the period as this was the best performing sector within the index. The Fund’s underweight reflects our view that businesses within this sector typically do not offer much growth potential, and the prices being paid relative to growth are less attractive on a relative basis to other sectors. Of our investments here, we continue to favor those companies with strong global operations, which we believe offer growth potential at attractive valuations.

Q.  How is the Fund positioned?

A.  Information technology remains the largest sector allocation within the Fund. We continue to favor this sector due to its stronger growth prospects, cleaner balance sheets (for example, higher cash and lower debt), diversified revenue streams and attractive valuations. We believe the Fund’s holdings are poised to benefit from considerable consumer demand for the latest gadgets and devices, as well as the current innovation cycle, which leads to tomorrow’s technologies.

During the reporting period, we reduced the Fund’s allocation to companies domiciled in emerging markets. We are watching emerging market equities carefully in light of last year’s outperformance as well as recent capital controls being put in place in some emerging market countries.

Q.  What is your outlook for international equities and this Fund?

A.  As we discussed in the opening letter, we expect continued growth in the global economy as a whole. We also believe there are a number of powerful themes (such as the rising prosperity of emerging market consumers) that will drive growth opportunities for companies all over the world. However, we believe that market volatility will continue and that economic growth will proceed at varying paces around the world.

In this environment, our view is that international growth equities remain an attractive area for long-term investment. We have positioned this Fund to emphasize companies with healthy balance sheets, geographically diversified revenues, global brands and distribution networks and experienced management. Multinational companies may be less vulnerable to economic weakness in a particular country or region. They also can participate in a greater range of opportunities in the global economy. In particular, we are favoring companies in developed markets that are capitalizing on the growth trends in emerging markets.

SECTOR WEIGHTINGS
Information Technology	34.2%
Materials	12.3
Health Care	10.8
Energy	9.5
Consumer Discretionary	9.2
Consumer Staples	7.3
Industrials	4.8
Telecommunication Services	4.0
Financials	0.9

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	21

Calamos International Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (3/16/05) THROUGH 10/31/11

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/11

	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 3/16/05
Without Sales Charge	5.56%	5.09%	8.50%
With Sales Charge	0.55	4.06	7.71

Class B Shares – Inception 3/16/05
Without Sales Charge	4.75	4.30	7.69
With Sales Charge	-0.25	3.96	7.69

Class C Shares – Inception 3/16/05
Without Sales Charge	4.75	4.31	7.69
With Sales Charge	3.75	4.31	7.69

Class I Shares – Inception 3/16/05	5.78	5.36	8.77

Class R Shares – Inception 3/1/07	5.28	NA	3.67

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2005. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The MSCI EAFE Growth Index measures developed market growth equity performance (excluding the U.S. and Canada). Source: MSCI Barra and Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

22	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Evolving World Growth Fund

CALAMOS EVOLVING WORLD GROWTH FUND

INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the year ended October 31, 2011.

Q.  What is the Fund’s investment strategy?

A.  Calamos Evolving World Growth Fund is an emerging markets growth equity strategy. The Fund can invest in convertible securities and in companies around the world. We believe that the Fund may provide a compelling core allocation for long-term investors.

In a global economy, companies all over the world, including those in the United States and other developed markets, may be able to benefit from the growing prosperity and progress in emerging markets. In this Fund, our investment team can invest not only in companies based in emerging markets, but also in companies based in developed markets that have a significant percentage of invested assets in emerging markets or derive a significant portion of firm revenues from them. Our emphasis is on what a company is doing and the clients it serves, not where it is located. We believe that this flexibility to invest in developed and developing markets potentially mitigates the risks of investing solely in companies domiciled in emerging markets.

Generally, the companies in which we invest are characterized by high earnings growth, healthy balance sheets and high return on invested capital.

Q.  How has the Fund performed?

A.  Since its inception on August 15, 2008, the Fund returned 7.72% on an annualized basis (Class A shares at net asset value) versus the 3.45% return of the MSCI Emerging Markets Index1. For the one-year period ended October 31, 2011, the Fund returned 0.68% and the index returned -7.44%.

Q.  What factors influenced performance over the reporting period?

A.  Security selection and an overweight position to the information technology sector added the most value during the one-year period. Fund holdings within the semiconductors and communications equipment industries strongly outperformed those of the index. While we reduced the Fund’s allocation to the information technology sector during the period as we found opportunities within other areas of the market, it remains the Fund’s largest sector allocation. We continue to favor information technology due to its stronger growth prospects, cleaner balance sheets (higher cash and lower debt), diversified revenue streams and attractive valuations. We believe the Fund’s holdings are poised to benefit from considerable consumer demand for the latest gadgets and devices, as well as the current innovation cycle, which leads to tomorrow’s technologies.

An overweight position and security selection within the consumer staples sector also added to relative performance as names within the food products industry performed

FUND NASDAQ SYMBOLS
A Shares	CNWGX
B Shares	CNWZX
C Shares	CNWDX
I Shares	CNWIX
R Shares	CNWRX

FUND CUSIP NUMBERS
A Shares	128119161
B Shares	128119153
C Shares	128119146
I Shares	128119138
R Shares	128119120

FUND OBJECTIVE

Long-term capital growth

INVESTMENT STRATEGY

>	Invests in the securities of companies based in developing countries and also developed-world companies with ties to emerging economies

>	Manages the Fund according to our stringent growth discipline, targeting companies that we believe offer the best opportunities for capital appreciation over the long term

>	Can flexibly deploy assets across sectors, countries, market caps and security types in an effort to manage risk and maximize return

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

>	Enhanced diversification potential

>	A portfolio of companies that we believe offer high relative and sustainable growth potential

>	A risk-conscious means to participate in the long-term growth potential of developing markets

>	An asset-allocation solution that could potentially reduce volatility and increase total return in an investment portfolio

www.calamos.com	23

Calamos Evolving World Growth Fund

SECTOR WEIGHTINGS
Information Technology	23.0%
Consumer Staples	17.6
Materials	13.1
Energy	12.1
Telecommunication Services	6.6
Industrials	5.8
Consumer Discretionary	5.2
Health Care	3.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

well. Within the sector we continue to favor those companies with strong global demand, which offer consistent growth potential at attractive valuations.

An underweight position to the financial sector enhanced performance as this was the worst performing sector within the index during the period. We remain cautious and have generally held a low weight in this sector due to increased regulations globally as well as significant business risks remaining in many large financial institutions. Security selection within the consumer discretionary sector hampered relative performance during the period as holdings within the automobiles industry lagged those of the index.

From a geographic standpoint, the Fund especially benefited from its holdings in Brazil, China, India and Taiwan. Our security selection within the developed markets, most notably the U.K., the U.S. and Canada, also strongly contributed to performance.

Q.  What changes have you made to the Fund’s portfolio over the reporting period?

A.  During the period, we increased the Fund’s allocation within the consumer staples sector, as we sought to increase the Fund’s stake in more defensive growth companies. Of our investments here, we continue to favor those companies with strong global operations, which offer growth potential at attractive valuations.

The Fund’s allocation to the industrials sector decreased during the 12-month period. We continue to have a favorable outlook on the long-term opportunities in the sector, especially those most closely tied to the global infrastructure build-out. However, the valuations of many securities in the sector increased during the reporting period and we believed it was prudent to pare the Fund’s exposure.

Q.  What is your outlook for emerging markets and for this Fund?

A.  We believe that the growth trends in emerging markets offer abundant long-term opportunities for companies all over the world, in both developed and developing nations. The prosperity in emerging markets has led to the rapid growth of their middle class and in turn, to increased demand for goods and services. Also, as they grow in wealth, we see emerging markets making continued investments in new infrastructure. These sorts of trends can benefit companies in a wide range of sectors, from information technology to consumer staples to industrials.

However, despite the exciting progress and wealth accumulation in emerging markets, these markets have remained volatile, as we saw during this reporting period. We believe the Fund’s approach to emerging markets positions it advantageously. This Fund focuses on where a company does business and what it does, not just where its headquarters are located. Therefore, we can invest in companies in both developed markets as well as emerging markets. We also have the flexibility to invest in convertible securities. Convertible securities offer the potential for participation in equity market upside with potential downside protection. We believe these factors, as well as our extensive experience, will help us position the Fund to capitalize on the growth potential of emerging markets.

24	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Evolving World Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (8/15/08) THROUGH 10/31/11

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/11

	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 8/15/08
Without Sales Charge	0.68%	7.72%
With Sales Charge	-4.10	6.10

Class B Shares – Inception 8/15/08
Without Sales Charge	0.00	6.93
With Sales Charge	-5.00	6.12

Class C Shares – Inception 8/15/08
Without Sales Charge	0.00	6.93
With Sales Charge	-1.00	6.93

Class I Shares – Inception 8/15/08	1.05	8.01

Class R Shares – Inception 8/15/08	0.48	7.44

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	25

Calamos Global Equity Fund

FUND NASDAQ SYMBOLS
A Shares	CAGEX
B Shares	CBGEX
C Shares	CCGEX
I Shares	CIGEX
R Shares	CRGEX

FUND CUSIP NUMBERS
A Shares	128119484
B Shares	128119476
C Shares	128119468
I Shares	128119450
R Shares	128119443

FUND OBJECTIVE

Long-term capital growth

INVESTMENT STRATEGY

>	Invests primarily in equity securities of companies around the world

>	Focuses on a company’s earnings growth potential, financial strength and stability

>	Considers the value of a stock relative to the issuer’s worth and looks for near-term catalysts that could trigger an increase in the stock’s price

>	Assesses the issuer’s financial soundness, earnings and cash flow forecast, and quality of management

>	Applies macro-level themes and top-down diversification by industry and company type in an effort to lower risk

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

>	A diversified means to participate in the long-term growth potential of the global equity markets

CALAMOS GLOBAL EQUITY FUND

INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the year ended October 31, 2011.

Q.  What is the Fund’s investment strategy?

A.  Calamos Global Equity Fund is a global growth strategy for a core global portfolio allocation. We employ an active management approach that blends global investment themes and our proprietary fundamental research. We have the flexibility to invest in companies all over the world, including those in the United States that we believe offer the best opportunities for growth. These companies are usually characterized by high earnings growth, healthy balance sheets and high return on invested capital. In the current environment, we are favoring companies with global presence, which are participating in the long-term growth trends we see around the world.

Q.  How has the Fund performed?

A.  We encourage investors to consider long-term performance, particularly for investments such as equity funds. Since its inception on March 1, 2007, the Fund returned 5.42% on an annualized basis (Class A shares at net asset value) versus a loss of 1.46% for the MSCI World Index1. For the annual period ended October 31, 2011, Calamos Global Equity Fund returned 7.62% versus a 2.30% return for the MSCI World Index.

Q.  What factors influenced performance over the reporting period?

A.  Security selection and an overweight position to the information technology sector added the most value during the one-year period. Fund holdings within the software and semiconductors industries strongly outperformed those of the index. We continue to favor the information technology sector due to its higher cash flows and lower debt levels, attractive valuations, and higher growth potential. The technology sector also continues to profit from the long-term themes we have identified, including the increased appetite and demand for information and entertainment. Additionally, many technology firms act as productivity enhancers for both businesses and individuals, which is especially important in an increasingly competitive global environment. We believe the Fund’s holdings are poised to benefit from considerable consumer demand for the latest gadgets and electronics, as well as the current innovation cycle, which leads to tomorrow’s technologies.

Security selection within the consumer discretionary sector also contributed to relative performance during the period, particularly security selection within the internet retail industry. Within this sector we remain attracted to those companies that demonstrate global business plans and diversified revenues, as well as those firms servicing a rapidly expanding middle class consumer base within the emerging markets.

The Fund’s underweight position to the financial sector enhanced performance as this was the worst performing sector within the index during the period. We remain cautious and have held a lower allocation in this sector due to increased regulations globally as well as significant business risks remaining in many large financial institutions.

26	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Equity Fund

Security selection within the energy sector hampered relative performance during the period as Fund holdings within the oil and gas equipment and services industry lagged those of the index. We maintain conviction in the long-term opportunity of the Fund’s holdings within the sector and we believe there is substantial growth potential due to expanding global demand for energy resources, especially within emerging market regions. We favor companies involved in oil and gas exploration, production, drilling and services. Because many of these companies have longer-term service contracts, they may be less vulnerable shorter-term economic growth trends than other sectors of the market, such as large, integrated oil companies.

From a geographic standpoint the Fund benefited from holdings within emerging market countries, most notably Brazil and Taiwan. Security selection within the U.K. also strongly contributed to performance, as did Israeli companies.

Q.  How is the Fund positioned?

A.  As of the end of the reporting period, the Fund’s largest allocation was to the information technology sector, which also is the Fund’s most significant overweight relative to the MSCI World Index. As we discussed, our high conviction in this sector reflects our view of the growth opportunities we see within the global equity market. During the period, the Fund’s allocation within the consumer staples sector increased. Within this sector, we continue to favor companies with strong global operations, which offer growth potential at attractive valuations. We reduced the Fund’s allocation to companies domiciled in emerging markets, due to emerging markets’ strong outperformance last year and to the recent capital controls that are being put into place in some emerging market countries.

Q.  What is your outlook for global equities and for this Fund?

A.  As we discussed in the opening letter, we expect continued growth in the global economy as a whole. We also believe there are a number of powerful themes (such as the rising prosperity of emerging market consumers) that will drive growth opportunities for companies all over the world. However, we believe that market volatility will continue and that economic growth will proceed at varying paces around the world.

In this environment, our view is that global growth equities remain an attractive area for long-term investment. We have positioned this Fund to emphasize companies with healthy balance sheets, geographically diversified revenues, global brands and distribution networks and experienced management. Because of their global footprints, these multinational companies may be less vulnerable to economic weakness in a particular country or region. They also may be able to participate in a greater range of opportunities in the global economy. In particular, we are favoring companies in developed markets that are capitalizing on the growth trends in emerging markets.

SECTOR WEIGHTINGS
Information Technology	32.8%
Energy	12.3
Health Care	10.8
Materials	10.4
Consumer Discretionary	10.0
Consumer Staples	7.4
Industrials	4.9
Financials	2.3
Telecommunication Services	2.0

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	27

Calamos Global Equity Fund

GROWTH OF $10,000: SINCE INCEPTION (3/1/07) THROUGH 10/31/11

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/11

	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 3/1/07
Without Sales Charge	7.62%	5.42%
With Sales Charge	2.53	4.32

Class B Shares – Inception 3/1/07
Without Sales Charge	6.87	4.62
With Sales Charge	1.87	4.26

Class C Shares – Inception 3/1/07
Without Sales Charge	6.88	4.63
With Sales Charge	5.88	4.63

Class I Shares – Inception 3/1/07	8.05	5.71

Class R Shares – Inception 3/1/07	7.42	5.17

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 2/28/07 since data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

28	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Overview

LOW-VOLATILITY EQUITY FUNDS*

Throughout our history as an investment advisor, we have been pioneers in low-volatility equity strategies. For these portfolios, we focus on equity market participation with potentially less volatility versus the equity market as a whole. We pay particularly close attention to the impact of downside protection on performance over full market cycles. We believe this focus may appeal particularly to investors who may have a favorable long-term view of equities but are concerned about volatility spikes.

Our fund line-up includes three funds that have historically demonstrated low-volatility characteristics. These funds are Calamos Convertible Fund, Calamos Growth and Income Fund and Calamos Global Growth and Income Fund. Calamos Convertible Fund was launched in 1985, making it one of the first open-end convertible mutual funds.

In these funds, we endeavor to provide an asymmetrical risk profile by participating in a greater portion of the equity upside and less downside over a full market cycle, while maintaining consistency with the Funds’ stated prospectus objective. Because of this, we believe these funds may be suitable as core equity allocations. In addition to equities, or common stocks, our low-volatility equity strategies include equity-sensitive securities, such as convertibles. These funds may also include other types of fixed-income securities. By blending other asset classes with equities, we seek to mitigate the impact of downward equity volatility.

In these funds, our focus is on the pattern of returns versus an all-equity benchmark, such as the S&P 500 Index or the MSCI World Index. The statistic beta is one well-recognized measure of relative volatility. We consider a fund to have lower volatility when its beta versus the equity benchmark is less than 1.0. For example, a beta of 0.5 reflects half of the market’s volatility versus the index, while a beta of 2.0 would indicate twice the volatility of the index. Our funds in this category seek to maximize performance potential, while maintaining a low beta (that is, less than 1.0). Please remember that beta is one measure of volatility and that past performance does not guarantee future results.

CALAMOS FUNDS	INCEPTION	PORTFOLIO SNAPSHOT	REPORT BEGINS
Growth and Income Fund	1988	U.S. companies, may include equities, convertibles and fixed-income securities	Page 30
Global Growth and Income Fund	1996	U.S. and non-U.S. companies, may include equities, convertibles and fixed-income securities	Page 34
Convertible Fund**	1985	Convertible securities issued by U.S. and non-U.S. companies	Page 38

*	The Funds’ historical performance has exhibited lower volatility, as measured by beta and standard deviation, over the life of the Funds. The Funds’ investment objective does not seek to reduce volatility, and as a result, the Funds may experience volatility in some market conditions. (Source for beta and standard deviation data is Morningstar, Inc.)

**	Calamos Convertible Fund closed to all purchases of shares and exchanges, with limited exceptions, as of the close of business on January 28, 2011.

www.calamos.com	29

Calamos Growth and Income Fund

FUND NASDAQ SYMBOLS
A Shares	CVTRX
B Shares	CVTYX
C Shares	CVTCX
I Shares	CGIIX
R Shares	CGNRX

FUND CUSIP NUMBERS
A Shares	128119104
B Shares	128119765
C Shares	128119831
I Shares	128119872
R Shares	128119336

FUND OBJECTIVE

High long-term total return through growth and current income

INVESTMENT STRATEGY

>	Seeks to maintain an appropriate balance between risk and reward over the course of the market cycle by strategically investing across a combination of stocks, convertible securities and bonds

>	Seeks significant equity participation while aiming for greater downside protection than a pure-stock portfolio

>	Diversifies across a variety of industries, market sectors, market capitalizations and credit-quality tiers

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

>	A total return oriented investment that offers the upside potential of equities with potentially lower volatility than stock-only investments

CALAMOS GROWTH AND INCOME FUND

INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the year ended October 31, 2011.

Q.  What is the Fund’s investment strategy?

A.  Calamos Growth and Income Fund seeks to keep a consistent balance of risk and reward through full market cycles. As we focus on managing volatility, we endeavor to participate in a greater portion of equity market upside than downside. We invest in equities, convertible securities and bonds issued primarily by U.S.-based companies. We currently emphasize companies with global presence and geographically diversified revenues that we believe are positioned to capitalize on global economic growth and global secular trends.

Q.  How has the Fund performed?

A.  Because we believe equity funds are best utilized within asset allocations as long-term investments, we encourage investors to evaluate performance over longer time periods. Since its inception on September 22, 1988, the Fund returned 11.72% on an annualized basis (Class A shares at net asset value). This return surpasses that of the broader equity market, as measured by the S&P 500 Index1, which gained 9.27% for the period. The Fund also outperformed the convertible securities market, as measured by the BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index2, which returned 8.95%.

For the annual period ended October 31, 2011, the Fund earned 8.04%, versus returns of 8.09% for the S&P 500 Index and 2.01% for the BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index.

Q.  Please discuss the Fund’s low-volatility* characteristics.

A.  We believe the Fund’s historical low-volatility characteristics are a by-product of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a fund’s historic volatility versus the market, which is assigned a beta of 1.0. A fund with half the volatility of the market would have a beta of 0.5, while a fund with at beta of 2.0 would have been twice as volatile as the market.

Since its inception, the Fund has had a beta of 0.72 versus the S&P 500 Index. The Fund has therefore outperformed the broader equity market, as measured by the S&P 500 Index, with less volatility than the equity markets. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

Q.  What factors influenced performance over the reporting period?

A.  Security selection in the technology sector contributed the most to relative performance over the one-year period versus the S&P 500 Index. Fund holdings within the application software and semiconductors industries were especially strong. This sector is the Fund’s largest allocation. We continue to favor the technology sector due to its higher growth potential, relatively stronger balance sheets and attractive valuations. Also,

*	The Fund’s historical performance has exhibited lower volatility, as measured by beta and standard deviation, over the life of the Fund. The Fund’s investment objective does not seek to reduce volatility, and as a result, the Fund may experience volatility in some market conditions. (Source for beta and standard deviation data is Morningstar, Inc.)

30	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund

the sector continues to profit from the long-term themes we have identified, including the increased demand for information and entertainment sectors. Many technology firms deliver productivity enhancers for both businesses and individuals, which is especially important in an increasingly competitive global environment.

We were significantly underweight to the financial sector relative to the broad equity benchmark. This underweight position, in addition to better relative selection, significantly enhanced Fund performance. This sector was the worst performer for the one-year period and the only sector to post a negative return. The Fund’s underweight reflects our continued concerns about balance sheet quality and the overall impact on future returns of complex regulations such as those posed by the Dodd-Frank legislation. We found opportunities in this sector, however, and have recently favored companies in the asset management industry and select insurers with stronger balance sheets and global footprints.

Security selection in the energy sector detracted the most from Fund returns for the one-year period. In particular, Fund holdings in the oil and gas equipment and services industries made a negative contribution to returns. Despite significant recent volatility in the energy sector, we continue to maintain conviction in the long-term opportunities of this sector and we believe there is high potential for growth. The global demand for energy resources remains strong, especially within emerging market regions. As the world’s central banks continue to promote economic growth via coordinated stimulus we believe the reflation theme will continue to favor the energy sector and related market areas.

Security selection within the health care sector also detracted from relative performance over the one-year period. Most notably, holdings within the life science tools and pharmaceuticals industries trailed those of the benchmark. Within this sector, we tend to favor those companies within the tools and services, equipment and health care technology industries, and those less affected by direct government regulation and budget constraints.

Q.  How is the Fund positioned?

A.  Given the volatility in the financial markets, we particularly focused on both the fundamentals of the Fund’s holdings, as well as their risk and return attributes. We maintained an emphasis on companies with relatively higher quality balance sheets, diversified revenue streams and strong global brands. Throughout the reporting period, the Fund was significantly overweight to the technology sector and underweight to the financial sector, for the reasons we discussed above.

During the period, we increased the Fund’s stake in the energy sector, reflecting the growth opportunities we see in this sector. We decreased the Fund’s allocation to the consumer staples sector. Many businesses within that sector have not offered compelling growth potential, and the prices paid per unit of growth were less attractive relative to other sectors. Of our investments here, we continue to favor companies boasting a strong balance sheet and global brands.

In addition to equities, this Fund invests in equity-sensitive securities, such as convertible securities. During the period, we favored convertibles offering a combination of equity participation and downside resilience. With respect to credit quality, we continued to favor a relatively higher quality portfolio, with low exposure to single-B rated issues (approximately 7% as of October 31, 2011) and no holdings rated CCC or below as of the period-end. During the period, we slightly increased the Fund’s stake in synthetic convertible bonds, in order to increase overall portfolio credit quality and income, as well as to create access to certain companies that do not have a convertible bond available for purchase.

SECTOR WEIGHTINGS
Information Technology	37.0%
Energy	11.5
Health Care	10.1
Materials	7.4
Industrials	7.1
Consumer Discretionary	5.1
Financials	5.0
Consumer Staples	3.7

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	31

Calamos Growth and Income Fund

ANNUALIZED RETURN: SINCE INCEPTION (9/22/88) THROUGH 10/31/11

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

Q.  What is your outlook for this Fund?

A.  We maintain conviction in the Fund’s positioning. As we discussed, we expect continued growth in the global economy as a whole and have identified a number of powerful themes (such as the rising prosperity of emerging market consumers) that we believe may drive long-term growth opportunities for companies all over the world, including those in the United States. However, we believe that market volatility will continue and that economic growth will proceed at varying paces around the world. This is the sort of environment where we believe risk management and a highly selective approach remain particularly important.

In this Fund, we are emphasizing U.S. growth companies with healthy balance sheets, geographically diversified revenues, global brands and distribution networks and experienced management. U.S.-based global companies may be less vulnerable to economic weakness in a particular country or region, and also can participate in a greater range of opportunities in the global economy. In particular, we are favoring U.S. companies that are capitalizing on the growth trends in emerging markets. We believe that our ability to utilize equity-sensitive convertible securities will continue to serve the Fund well, as convertible securities may participate in equity market upside with potentially less downside.

32	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund

GROWTH OF $10,000: FOR 10-YEAR PERIOD ENDED 10/31/11

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/11

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/22/88
Without Sales Charge	8.04%	4.07%	7.21%
With Sales Charge	2.92	3.06	6.69

Class B Shares – Inception 9/11/00
Without Sales Charge	7.21	3.29	6.57
With Sales Charge	2.21	2.93	6.57

Class C Shares – Inception 8/5/96
Without Sales Charge	7.23	3.29	6.41
With Sales Charge	6.23	3.29	6.41

Class I Shares – Inception 9/18/97	8.31	4.33	7.47

Class R Shares – Inception 3/1/07	7.75	NA	3.73	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Performance of the Growth and Income Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share Classes of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Annualized Return Since Inception graph is from 9/30/88, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

2	The BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index represents the U.S. convertibles securities market excluding mandatory convertibles. Source: Mellon Analytical Solutions, LLC

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	33

Calamos Global Growth and Income Fund

FUND NASDAQ SYMBOLS
A Shares	CVLOX
B Shares	CVLDX
C Shares	CVLCX
I Shares	CGCIX
R Shares	CVLRX

FUND CUSIP NUMBERS
A Shares	128119500
B Shares	128119732
C Shares	128119708
I Shares	128119609
R Shares	128119385

FUND OBJECTIVE

High long-term total return through capital appreciation and current income

INVESTMENT STRATEGY

>	Offers a defensive approach to equity exposure applying dynamic asset allocation on a global scale

>

Attempts to maintain a consistent balance between risk and reward over the course of different global market cycles by strategically investing across a combination of stocks, convertible securities, and bonds

>	Emphasizes countries espousing free-market principles

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

>	A risk-managed approach to pursuing growth opportunities around the world

>	A portfolio of securities representing various-sized companies from multiple countries

>	A strategy designed to enhance return by providing broad global diversification with less volatility than typical stock-only investments

CALAMOS GLOBAL GROWTH AND INCOME FUND

INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the year ended October 31, 2011.

Q.  What is the Fund’s investment strategy?

A.  Calamos Global Growth and Income Fund seeks to keep a consistent balance of risk and reward through full market cycles. As we focus on managing volatility, we endeavor to participate in a greater portion of equity market upside than downside. We invest in equities, convertible securities and bonds issued by companies around the world. We currently emphasize companies with global presence and geographically diversified revenues that we believe are positioned to capitalize on global economic growth and global secular trends.

Q.  How has the Fund performed?

A.  Because we believe equity funds are best utilized within asset allocations as long-term investments, we encourage investors to evaluate performance over longer time periods. Since its inception on September 9, 1996, the Fund has returned 8.82% on an annualized basis (Class A shares at net asset value) and outperformed the MSCI World Index1, which gained 5.38% for the same period.

For the most recent one-year reporting period ended October 31, 2011, the Fund earned 6.00%, versus 2.30% for the MSCI World Index.

Q.  Please discuss the Fund’s low-volatility* characteristics.

A.  We believe the Fund’s historical low-volatility characteristics are a by-product of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a fund’s historic volatility versus the market, which is assigned a beta of 1.0. A fund with half the volatility of the market would have a beta of 0.5, while a fund with at beta of 2.0 would have been twice as volatile as the market.

Since its inception, the Fund has had a beta of 0.71 versus the MSCI World Index. The Fund has therefore outperformed the global equity market, as measured by the MSCI World Index, with less volatility than the equity markets. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

Q.  What factors influenced performance over the reporting period?

A.  Security selection and an overweight position to the information technology sector contributed the most to relative performance during the period. Fund holdings within the software and semiconductors industries strongly outperformed those of the index.

*	The Fund’s historical performance has exhibited lower volatility, as measured by beta and standard deviation, over the life of the Fund. The Fund’s investment objective does not seek to reduce volatility, and as a result, the Fund may experience volatility in some market conditions. (Source for beta and standard deviation data is Morningstar, Inc.)

34	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Growth and Income Fund

An underweight position to the financial sector also enhanced performance as this was the worst performing sector within the index. We remain cautious and have generally held a low weight in this sector due to increased regulations globally as well as significant business risks remaining in many large financial institutions. From a geographic standpoint, the Fund benefited from holdings within the U.K., France and Canada.

In contrast, security selection within the health care sector hampered relative performance during the period as Fund holdings within the biotechnology industry lagged those of the index. We have taken a selective and opportunistic approach to the health care sector. Broadly, we are favoring areas of the market that are positioned to benefit from demographic trends, such as aging populations’ increased demand for health care innovations, a theme that may benefit companies such as those in the biotechnology industry. Meanwhile, we are avoiding areas of the sector that may be more vulnerable to government regulation.

Q.  How is the Fund positioned?

A.  Information technology is the largest sector allocation within the Fund. We continue to favor this sector due to its stronger growth prospects, cleaner balance sheets (higher cash and lower debt), diversified revenue streams and attractive valuations. The Fund’s holdings are poised to benefit from considerable consumer demand for the latest gadgets and devices, as well as the current innovation cycle, which leads to tomorrow’s technologies.

During the reporting period, the Fund’s allocation within the industrials sector decreased. We continue to have a favorable outlook on the long-term opportunities in this sector, especially those most closely tied to the global infrastructure build-out. However, the valuations of many securities in this sector increased during the reporting period and we believed it was prudent to pare the Fund’s exposure. We also reduced the Fund’s allocation to companies domiciled in emerging markets. We are watching emerging market equities carefully in light of last year’s outperformance as well as recent capital controls being put in place in some emerging market countries.

ANNUALIZED RETURN: SINCE INCEPTION (9/9/96) THROUGH 10/31/11

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

SECTOR WEIGHTINGS
Information Technology	27.3%
Energy	12.7
Materials	11.7
Consumer Staples	9.8
Health Care	9.7
Consumer Discretionary	8.0
Financials	3.6
Telecommunication Services	2.9
Industrials	1.7

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	35

Calamos Global Growth and Income Fund

Q.  What is your outlook for this Fund?

A.  We maintain conviction in the Fund’s positioning. As we discussed, we expect continued growth in the global economy as a whole and we have identified a number of powerful themes (such as the rising prosperity of emerging market consumers) that may drive long-term growth opportunities for companies all over the world. However, we believe that market volatility will continue and that economic growth will proceed at varying paces around the world. This is the sort of environment where risk management and a highly selective approach remain particularly important.

In this Fund, we are emphasizing global growth companies with healthy balance sheets, geographically diversified revenues, global brands and distribution networks and experienced management. Multinational companies may be less vulnerable to economic weakness in a particular country or region. They also may participate in a greater range of opportunities in the global economy. In particular, we are favoring companies in developed markets that are capitalizing on the growth trends in emerging markets. We believe that our ability to utilize equity-sensitive convertible securities will continue to serve the Fund well, as convertible securities may participate in equity market upside with potentially less downside.

36	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Growth and Income Fund

GROWTH OF $10,000: FOR 10-YEAR PERIOD ENDED 10/31/11

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/11

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/9/96
Without Sales Charge	6.00%	3.46%	7.38%
With Sales Charge	0.94	2.46	6.86

Class B Shares – Inception 9/11/00
Without Sales Charge	5.14	2.67	6.73
With Sales Charge	0.14	2.31	6.73

Class C Shares – Inception 9/24/96
Without Sales Charge	5.18	2.68	6.56
With Sales Charge	4.18	2.68	6.56

Class I Shares – Inception 9/18/97	6.20	3.70	7.66

Class R Shares – Inception 3/1/07	5.75	NA	2.50	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Performance of the Global Growth and Income Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share Classes of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2003. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 8/31/96 since data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	37

Calamos Convertible Fund

FUND NASDAQ SYMBOLS
A Shares	CCVIX
B Shares	CALBX
C Shares	CCVCX
I Shares	CICVX
R Shares	CCVRX

FUND CUSIP NUMBERS
A Shares	128119401
B Shares	128119773
C Shares	128119823
I Shares	128119864
R Shares	128119369

FUND OBJECTIVE

Current income with a secondary objective of growth

INVESTMENT STRATEGY

>	Invests in convertible securities issued by both U.S. and foreign companies

>	Emphasizes diversification across market sectors and credit quality, favoring companies with higher-quality balance sheets

>	Utilizes a highly disciplined strategy which seeks to enhance investment returns while managing risk

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

>	Current income as well as capital growth potential

>	An investment that provides the growth potential of equities along with the income and limited downside potential typical of fixed-income securities

CALAMOS CONVERTIBLE FUND

INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the year ended October 31, 2011.

Q.  What is a convertible security?

A.  A convertible security is a bond or preferred stock that can be exchanged, or converted, into a specific number of shares of common stock of the issuer’s company. Convertible securities combine characteristics of stocks and fixed-income securities. Like stocks, convertibles typically offer potential upside participation in rising equity markets. Like bonds, convertible securities may provide income and potential downside protection in declining markets. Convertibles can thus be used as a way to participate in the equity markets with potentially less downside volatility than an all-equity portfolio.

Q.  How has the Fund performed?

A.  Because we believe convertible funds are best utilized within asset allocations as long-term investments, we encourage investors to evaluate performance over longer time periods. Since its inception on June 21, 1985, the Fund has returned 9.54% on an annualized basis (Class A shares at net asset value) compared with a gain of 8.10% for the Value Line Convertible Index,1 and 9.95% for the S&P 500 Index2. For the annual period ended October 31, 2011, the Fund returned 2.73%. For this same period, the BofA Merrill Lynch All U.S. Convertible Ex-Mandatory Index (V0A0)3 returned 2.01%, the Value Line Convertible Index gained 0.97%, and the S&P 500 Index returned 8.09%.

We compare the Fund’s performance to multiple benchmarks to provide a more complete assessment of its performance. Because convertibles have equity characteristics, they can be thought of as equity-linked securities. Therefore, we compare the Fund’s performance to the S&P 500 Index. We also measure the Fund’s performance against the Value Line Convertible Index, which has a history that dates to the inception of Calamos Convertible Fund. We utilize the newer BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index for research and analysis.

Q.  Please discuss the Fund’s low-volatility* characteristics.

A.  We believe the Fund’s historical low-volatility characteristics are a by-product of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a fund’s historic volatility versus the market, which is assigned a beta of 1.0. A fund with half the volatility of the market would have a beta of 0.5, while a fund with at beta of 2.0 would have been twice as volatile as the market.

Since its inception, the Fund has had a beta of 0.62 versus the S&P 500 Index. The Fund has therefore performed largely in line with the equity market, as measured by

*	The Fund’s historical performance has exhibited lower volatility, as measured by beta and standard deviation, over the life of the Fund. The Fund’s investment objective does not seek to reduce volatility, and as a result, the Fund may experience volatility in some market conditions. (Source for beta and standard deviation data is Morningstar, Inc.)

38	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund

the S&P 500 Index, with less volatility than the equity markets. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

Q.  What factors influenced performance over the reporting period?

A.  Our security selection and overweight position in the information technology sector contributed to positive returns versus the V0A0 Index for the annual period. Returns within the application software and computer storage and peripherals industries contributed the most to performance. This sector remains the Fund’s largest allocation in absolute terms. We continue to favor this sector due to its higher growth potential, relatively stronger balance sheets and attractive valuations. Also, this sector continues to profit from long-term themes we have identified, including increased demand for information and entertainment. Many technology firms deliver productivity enhancers for both businesses and individuals, which we believe is especially important in an increasingly competitive global environment.

Our security selection within the industrials sector also contributed to relative performance for the period. Specifically, positioning in the steel and industrial conglomerates industries proved advantageous. We continue to see long-term opportunities in this sector, especially as it relates to the global infrastructure build-out. Industries such as construction, equipment and heavy machinery offer access to this trend.

Security selection within the health care sector was the largest detractor from returns for the one-year period. Most notably, holdings within the pharmaceuticals and health care equipment industries trailed those of the benchmark. Within this sector, we continue to favor those companies within the tools and services, equipment and health care technology industries, as these are among the industries least affected by direct government regulation and budget constraints.

Security selection in the energy sector also detracted from Fund returns for the one-year period. In particular, holdings in the integrated oil and gas industry hindered relative performance. Despite significant recent volatility in this sector, we continue to see long-term opportunities and we believe the Fund’s energy holdings are attractively priced. The global demand for energy resources remains strong, especially within emerging market regions. Additionally, as the world’s central banks continue to stimulate growth via coordinated stimulus we believe select companies in the sector and related market areas will benefit.

ANNUALIZED RETURN: SINCE INCEPTION (6/21/85) THROUGH 10/31/11

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return

www.calamos.com	39

Calamos Convertible Fund

SECTOR WEIGHTINGS
Information Technology	30.7%
Health Care	11.9
Energy	11.1
Industrials	8.1
Materials	7.5
Consumer Discretionary	6.0
Consumer Staples	4.7
Financials	3.1
Telecommunication Services	2.2
Utilities	0.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

Q.  How is the Fund positioned?

A.  We continue to favor convertibles offering a blend of equity and fixed-income characteristics, as we seek to position the Fund for upside participation and potential downside protection during periods of equity market declines. We maintain our preference for companies with relatively higher quality balance sheets, and where possible, diversified revenue streams and strong global brands. Valuations of growth companies are very attractive on a historical basis and we believe convertible securities are an attractive way to access this well-priced growth.

The Fund continues to hold a significant overweight to technology and an underweight to the financial sector. As we have discussed above, we have found a number of companies in the technology sector that offer compelling fundamentals as well as participation in long-term growth trends. With respect to the financial sector, we have maintained a significant underweight versus the index given our continued concerns about balance sheet quality in the banking industry and the overall impact that increased regulations may have on many financial companies.

With respect to quality, we continue to favor a relatively higher quality portfolio versus the V0A0, with very low exposure to single-B rated issues (approximately 3% as of October 31, 2011) and no holdings rated CCC or below. We are biased toward higher quality names as added protection given our expectations for continued volatile markets.

During the reporting period, the largest changes in the Fund were a decrease in exposure to the health care sector and an increase in weight in the telecommunication services sector. With respect to the telecommunication services sector, we have invested in select opportunities offering both growth and yield characteristics, although the Fund was generally underweight relative to the benchmark for the one-year period.

Q.  What is your outlook for convertible securities and the Fund?

A.  We maintain a favorable outlook on convertible securities. As we have discussed, convertible securities can be used as a way to participate in equity markets with potentially less downside volatility. Given our expectation for continued equity market volatility, we believe that convertible securities remain particularly compelling.

In this Fund, we utilize convertible securities as a more risk-conscious way to access the equity markets. Consistent with this approach, we believe it is appropriate to maintain our highly selective approach to the most speculatively rated credits. Although convertible issuance has been less robust as companies have preferred to issue non-convertible debt in a low interest rate environment, we continue to find a sufficient number of convertible securities that meet our selective criteria.

40	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund

GROWTH OF $10,000: FOR 10-YEAR PERIOD ENDED 10/31/11

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/11

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 6/21/85
Without Sales Charge	2.73%	4.17%	6.25%
With Sales Charge	-2.17	3.15	5.73

Class B Shares – Inception 9/11/00
Without Sales Charge	2.01	3.39	5.61
With Sales Charge	-2.94	3.04	5.61

Class C Shares – Inception 7/5/96
Without Sales Charge	1.99	3.39	5.45
With Sales Charge	1.01	3.39	5.45

Class I Shares – Inception 6/25/97	3.00	4.43	6.51

Class R Shares – Inception 3/1/07	2.46	NA	3.74	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Performance of the Convertible Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share Classes of the Fund (and corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Index data shown for the Annualized Returns Since Inception graph is from 6/30/85, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC.

2	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Annualized Returns Since Inception graph is from 6/30/85, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

3	The BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index represents the U.S. convertibles securities market excluding mandatory convertibles. Source: Mellon Analytical Solutions, LLC.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	41

Overview

ENHANCED FIXED INCOME FUNDS

Many people may think of bonds solely as income producing investments. While income potential is certainly an important feature of bonds, a fixed-income portfolio can provide much more than that. Allocations to bonds may help to enhance the overall diversification of a portfolio, providing potential protection from downside equity market movements. Bonds may also provide the opportunity for total return or capital appreciation. The bond market provides a great deal of choice and we believe that we can capitalize on this breadth through an actively managed risk-conscious approach.

Calamos offers two portfolios that we consider to be “enhanced fixed-income funds.” We call these portfolios “enhanced” because we seek capital appreciation as well as income. These portfolios draw upon our experience with credit analysis, and our experience blending different types of assets opportunistically.

Each is managed by our integrated team and reflects our focus on innovation and risk management, but each pursues different strategies. For example, to pursue high income and capital gains, Calamos High Yield Fund invests across the credit quality spectrum, with an emphasis on the higher tiers of the high yield universe. The Fund can invest in corporate bonds and convertible securities. As a result of this approach, the Fund has a higher degree of equity sensitivity than a traditional bond fund (such as a government bond fund). Calamos Total Return Bond Fund seeks total return, pairing investments in the broad sectors of the U.S. bond market with complementary allocations to areas such as high-yield securities and international bonds.

We believe these strategies may be particularly attractive in light of current low yields in the U.S. government bond market and rising concerns about inflationary pressures.

CALAMOS FUNDS	INCEPTION	PORTFOLIO SNAPSHOT	REPORT BEGINS
Total Return Bond Fund	2007	Invests across the broad sectors of the U.S. investment-grade market, with complementary allocations to high-yield securities, international bonds and currencies, among others.	Page 43
High Yield Fund	1999	Invests in high-yield corporate bonds, higher-yielding convertible and synthetic high-yield securities.	Page 46

42	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Total Return Bond Fund

CALAMOS TOTAL RETURN BOND FUND

INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the year ended October 31, 2011.

Q.  What is the Fund’s investment strategy?

A.  Calamos Total Return Bond Fund emphasizes yield and capital preservation. We can invest in the major sectors of the U.S. investment-grade bond market. These include U.S. Treasurys, agency issues, mortgage-backed securities and corporate debt. To increase return potential and enhance risk management, we also can invest opportunistically in other sectors of the fixed-income market, such as high-yield corporate bonds, international bonds and currencies.

Q.  How has the Fund performed?

A.  Since its inception on June 27, 2007, Calamos Total Return Bond Fund has returned an average annualized 6.87% (Class A shares at net asset value) versus a 7.05% return in the Barclays Capital U.S. Aggregate Bond Index1. For the year ended October 31, 2011, the Fund returned 2.64%, versus 5.00% for the index.

Q.  What factors influenced performance over the reporting period?

A.  The Fund benefited from its stakes in corporate securities and high quality sovereign debt denominated in foreign currencies. The U.S. corporate sector and sovereign sector had the highest returns in the benchmark, and our decision to overweight these areas of the bond market proved beneficial.

In contrast, the Fund’s underweight to U.S. Treasurys and mortgage-backed bonds detracted from relative performance, as did the Fund’s shorter duration positioning. (Duration is a measure of interest rate sensitivity. Higher durations indicate greater sensitivity to interest rate changes.) We view U.S. Treasury bonds and mortgage bonds as less attractive in the current environment, given the inflation risk we see, and we maintained this underweight going into the Fund’s next fiscal year.

While our decision to overweight the corporate bond sector proved advantageous, security selection within the corporate sector also detracted from relative performance. We believe that the businesses underlying the Fund’s bond holdings are performing quite well fundamentally, however, and we maintain our conviction in them. Fund holdings in convertible bonds detracted modestly from performance, as well.

Q.  How have you positioned the Fund?

A.  We have maintained an overweight to corporate bonds. We believe this segment of the bond market offers more opportunities on the whole than the Treasury market, where yields are very low and may not offer appropriate compensation for their potential risks, particularly if rates rise. We intend to maintain the Fund’s underweight position to Treasurys.

FUND NASDAQ SYMBOLS
A Shares	CTRAX
B Shares	CTXBX
C Shares	CTRCX
I Shares	CTRIX
R Shares	CTRRX

FUND CUSIP NUMBERS
A Shares	128119310
B Shares	128119294
C Shares	128119286
I Shares	128119278
R Shares	128119260

FUND OBJECTIVE

Total return, consistent with preservation of capital and prudent investment management

INVESTMENT STRATEGY

>	Invests across the broad sectors of the U.S. investment-grade bond market, including Treasurys and agencies, mortgage-backed securities, corporate debt, and asset-backed securities

>	Opportunistic sector allocations provide greater flexibility in managing risk and reward

>	Complementary allocations may include high-yield securities, international bonds and currencies, among others

>	Credit and interest rate exposure may be further tailored via derivative-based strategies

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

>	Broad exposure to the major sectors of the U.S. bond market

>	A conservative total return approach, with an emphasis on yield and capital preservation

>	Income generation

>	Portfolio diversification when combined with other asset classes

www.calamos.com	43

Calamos Total Return Bond Fund

Asset Allocation
Corporate Bonds	53.7%
Sovereign Bonds	20.6
U.S. Government and Agency Securities	13.2
Convertible Bonds	5.2
Residential Mortgage Backed Securities	4.2
Cash and Receivables/Payables	3.1

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Consistent with our concerns about inflation risk, we believe that a shorter duration stance is the prudent course, particularly within the Fund’s Treasury stake. In past periods, such as during the 1970s and 1980s, inflation took hold rapidly, and a similar rise could exact a particular toll on longer-duration Treasurys. Similarly, we have positioned the Fund with a significant underweight to mortgage related securities, as these bonds may be particularly susceptible to a rising rate environment.

Q.  What is your outlook for the Fund?

A.  As we discussed in the opening letter, we believe economic growth will continue in many parts of the world, providing a backdrop for growth for many corporations. We do have concerns about the impact of high government debt burdens and quantitative easing in developed markets and the potential for inflation. Given these considerations, we believe that the Fund’s flexibility and opportunistic approach will serve it in good stead as we pursue total return opportunities. For example, the Fund is able to invest in corporate bonds and convertible securities, investments that may be less sensitive to changes in interest rates than Treasurys.

Also, we believe the ability to invest globally is a considerable benefit. We expect the U.S. to maintain its easy monetary policy, as it attempts to keep the economy growing through continued intervention. We think these practices will weigh on the U.S. dollar, but benefit high-quality sovereign bonds, as the currencies in which they are denominated may strengthen.

We maintain conviction in the companies represented in the Fund’s corporate bond investments. We have found a number of high-grade corporate bond issuers that have impressed us with their ability to deliver financial results, maintain margins, and bolster their already healthy balance sheets. We believe these factors support our decision to overweight the corporate bond sector. Also, economic growth, especially in the cyclical sectors, may provide opportunity for global businesses, including holdings in the Fund.

As we look to the future, we believe that an active, selective approach to the fixed-income markets will be especially important. We are confident that our proprietary credit research and our focus on risk management will help us capitalize on the opportunities of the global bond market.

44	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Total Return Bond Fund

GROWTH OF $10,000: SINCE INCEPTION (6/27/07) THROUGH 10/31/11

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/11

	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 6/27/07
Without Sales Charge	2.64%	6.87%
With Sales Charge	-1.23	5.93

Class B Shares – Inception 6/27/07
Without Sales Charge	1.88	6.08
With Sales Charge	-1.59	5.84

Class C Shares – Inception 6/27/07
Without Sales Charge	1.88	6.05
With Sales Charge	0.89	6.05

Class I Shares – Inception 6/27/07	2.90	7.13

Class R Shares – Inception 6/27/07	2.39	6.60

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 3.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The Barclays Capital U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. Index data shown for the Since Inception Growth of $10,000 graph is from 6/30/07, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	45

Calamos High Yield Fund

FUND NASDAQ SYMBOLS
A Shares	CHYDX
B Shares	CAHBX
C Shares	CCHYX
I Shares	CIHYX
R Shares	CHYRX

FUND CUSIP NUMBERS
A Shares	128119815
B Shares	128119724
C Shares	128119799
I Shares	128119781
R Shares	128119377

FUND OBJECTIVE

Highest level of current income obtainable with reasonable risk, with a secondary objective of capital gain where consistent with the Fund’s primary objective

INVESTMENT STRATEGY

>	Conducts proprietary, in-depth credit analysis of individual issuers, taking a combination of quantitative and qualitative factors into consideration

>	Seeks companies with respectable balance sheets that offer a good yield, sustainable growth and reliable long-term debt servicing

>	Attempts to identify companies that have the potential for capital appreciation through credit upgrades, mergers and acquisitions, and special situations

>	Dynamically blends straight high-yield bonds, higher-yielding convertible and synthetic high-yield securities to construct a diversified portfolio with a consistent risk/reward profile

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

>	A broader opportunity set of bonds and convertible securities designed to generate the highest-yield potential and capital gain

>	Risk management that employs stringent credit analysis

CALAMOS HIGH YIELD FUND

INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the year ended October 31, 2011.

Q.  What is the Fund’s investment strategy?

A.  Calamos High Yield Fund focuses on delivering high current income with the potential for total return. We emphasize companies that offer relatively better balance sheets, reliable cash flows and debt servicing, and the potential for credit upgrades. We also have the flexibility to include investment-grade bonds in the Fund, which we believe provides us with additional advantages in tailoring the risk and reward characteristics of the Fund.

Q.  How has the Fund performed?

A.  Because we believe high-yield funds are best utilized within asset allocations as long-term investments, we encourage investors to evaluate performance over longer time periods. Since its inception on August 2, 1999, Calamos High Yield Fund has returned 6.69% on an annualized basis (Class A shares at net asset value), versus a 7.35% gain in the Credit Suisse High Yield Index.1 For the annual period ended October 31, 2011, the Fund earned 3.62% versus 5.62% for the Credit Suisse High Yield Index.

Q.  Please tell us more about the factors influencing performance over the reporting period.

A.  For the period overall, lower quality bonds outperformed, as investors sought yield against a backdrop of generally low rates. In this environment, the Fund’s relatively higher-quality positioning detracted from performance compared to the benchmark. Because we consider risk as well as yield, we have taken a cautious view in regard to highly speculative issues. Throughout the reporting period, we have favored the higher rated tiers of the high-yield universe, such as bonds rated BB or B. We also found select opportunities among investment-grade securities, generally recognized to be issues rated BBB or above.

From a sector perspective, security selection within the financial sector contributed favorably to performance versus the Credit Suisse High Yield Index. We have tended to focus security selection on the asset management industry. Consumer discretionary holdings and an overweight to the information technology sector also added to relative returns.

Security selection in the information technology sector was the largest detractor from performance, mostly related to holdings in the semiconductor industry. Security selection in the energy sector also was a drag on returns, as oil and gas exploration and oil and gas service industries each underperformed.

Q.  How is the Fund positioned?

A.  The portfolio currently has an overweight position to more economically sensitive sectors, with the largest relative emphasis on energy-related companies and information technology. Again, given our view that economic growth will continue and

46	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos High Yield Fund

that the Federal Reserve will maintain an easy monetary stance we believe that cyclical sectors offer attractive opportunities.

We are favoring issuers that we believe carefully manage costs, reinforce their balance sheets and demonstrate an ability to grow both revenue and earnings. The macro environment has been very uncertain, especially as it pertains to the European Union and the concern over sovereign credit risk. That risk remains, but so too does the accruing benefit of emerging market growth to the global economy as well as the slow, but positive, developed world growth. Where possible, we favor companies with multinational presence. Our view is that the companies with global revenue streams that are positioned to take advantage of broad economic trends represent attractive credit opportunities, even as the developed world sorts out its challenges.

ANNUALIZED RETURN: SINCE INCEPTION (8/2/99) THROUGH 10/31/11

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

Q.  What is your outlook for high-yield securities and this Fund?

A.  We believe that high-yield corporate bonds offer select opportunities for investors seeking income and capital appreciation, particularly given the low rates in the Treasury market and concerns about developed market debt burdens. On the whole, the balance sheets of corporations look to be in better shape than those of many governments.

However, a risk-conscious approach is essential. While we are encouraged by the signs of economic recovery we have seen, we believe that this is not an environment where all companies will fare equally well. Generally speaking, we believe the companies with the weakest balance sheets may face pressures, and often investors may not be appropriately compensated for the potential risks associated with these companies’ bonds. In our view, a highly cautious approach to the most speculative high-yield credits remains prudent. Drawing on our proprietary research and experience in the markets, we intend to maintain our focus on companies that offer relatively better balance sheets, reliable debt servicing and the potential for credit upgrades.

SECTOR WEIGHTINGS
Energy	21.4%
Consumer Discretionary	13.4
Industrials	13.1
Information Technology	13.0
Materials	10.0
Health Care	7.5
Consumer Staples	4.4
Financials	3.8
Telecommunication Services	2.5
Utilities	2.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	47

Calamos High Yield Fund

GROWTH OF $10,000: FOR 10-YEAR PERIOD ENDED 10/31/11

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/11

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 8/2/99
Without Sales Charge	3.62%	5.41%	7.85%
With Sales Charge	-1.33	4.40	7.33

Class B Shares – Inception 12/21/00
Without Sales Charge	2.79	4.63	7.22
With Sales Charge	-2.08	4.32	7.22

Class C Shares – Inception 12/21/00
Without Sales Charge	2.83	4.61	7.04
With Sales Charge	1.86	4.61	7.04

Class I Shares – Inception 3/1/02	3.88	5.68	7.54	^

Class R Shares – Inception 3/1/07	3.37	NA	4.64	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Performance of the High Yield Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share Classes of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2003. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The Credit Suisse High Yield Index is an unmanaged index of high-yield debt securities. Index data shown is from 7/31/99, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

48	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Overview

ALTERNATIVE FUND

Many investors begin their asset allocations with well-recognized strategies—for example, common stocks to pursue growth and fixed-income portfolios for income. However, there are also other types of funds that may provide access to different types of investment strategies.

Calamos Market Neutral Income Fund, for example, seeks high current income consistent with stability of principal. We characterize it as “market neutral” because the Fund seeks to provide consistent income over time, regardless of the volatility in the equity markets. Launched in 1990, this Fund utilizes complementary allocations to covered call writing and convertible arbitrage. (We discuss these strategies at greater length in the Fund’s commentary.)

Calamos Market Neutral Income Fund provides mutual fund investors with access to strategies that are more commonly available to hedge fund investors. For many, the hedge fund structure is onerous because it may lack liquidity and transparency, while requiring high minimums. This Fund provides individual investors with the transparency and liquidity of a mutual fund as well as our standard investment minimums.

CALAMOS FUNDS	INCEPTION	PORTFOLIO SNAPSHOT	REPORT BEGINS
Market Neutral Income Fund*	1990	Complementary allocations to covered call writing and convertible arbitrage	Page 50

*	Effective the close of business on January 28, 2011, Calamos Market Neutral Income Fund limits new investments to investors that own Fund shares, with certain exceptions. Fund shareholders as of that date may continue to make additional investments in the Fund.

www.calamos.com	49

Calamos Market Neutral Income Fund

FUND NASDAQ SYMBOLS
A Shares	CVSIX
B Shares	CAMNX
C Shares	CVSCX
I Shares	CMNIX
R Shares	CVSRX

FUND CUSIP NUMBERS
A Shares	128119203
B Shares	128119757
C Shares	128119849
I Shares	128119880
R Shares	128119351

FUND OBJECTIVE

High current income consistent with stability of principal

INVESTMENT STRATEGY

>	Dynamically combines complementary income-producing strategies such as convertible arbitrage and covered call writing, varying the emphasis of each based on market conditions

>	The convertible arbitrage strategy invests in convertible securities and sells short underlying stocks to generate income and hedge against equity market risk

>	Through covered call writing, income is generated by writing (selling) options on the portfolio’s equities and market indexes

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

>	The potential for an attractive income stream with relative stability of principal

>	A strategy designed to provide added diversification and reduced volatility

CALAMOS MARKET NEUTRAL INCOME FUND

INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the year ended October 31, 2011.

Q.  What is the Fund’s investment strategy?

A.  Calamos Market Neutral Income Fund seeks to deliver steady and positive returns, regardless of whether the equity market is rising or falling. We primarily utilize two complementary income producing strategies, covered call writing and convertible arbitrage.

In the convertible arbitrage strategy, we invest in convertible securities and short sell the convertibles’ underlying equities to generate income and hedge against risk. Through covered call writing, we seek to enhance Fund returns by selling (“writing”) options on the Fund’s equities and market indexes. We believe that both strategies are advantageous through full market cycles, but we vary the allocation to each strategy based on our assessment of the market environment. The aim of this dynamic allocation approach is to provide attractive returns with a lower risk profile over full market cycles.

Q.  How has the Fund performed?

A.  Because we believe alternative funds are best utilized within asset allocations as long-term investments, we encourage investors to evaluate performance over longer time periods. Since its inception on September 4, 1990, the Fund has returned 7.02% on an annualized basis (Class A shares at net asset value). For the same period, the Barclays Capital U.S. Government/Credit Bond Index1 has earned 7.18%, while the Citigroup 30-Day U.S. Treasury Bill Index2 has earned 3.22%.

For the annual period ended October 31, 2011, the Fund earned 3.40% versus a 5.26% gain for the Barclays Capital U.S. Government/Credit Bond Index and 0.07% return for the Citigroup 30-Day U.S. Treasury Bill Index.

Q.  How did the strategies on the whole contribute to performance?

A.  Convertible arbitrage and covered call writing both contributed positively, with convertible arbitrage outperforming covered call writing.

Q.  How did the covered call writing strategy contribute?

A.  The positive performance of equities used in the strategy (the equity “basket”) contributed favorably to performance during the period. While calls written against the equity basket capped a portion of the basket’s upside participation, they also generated income that contributed to the total return of the Fund.

As part of the covered call writing strategy, we employed a hedged U.S. Treasury position. This involved purchasing 10-year Treasurys and short selling two-year Treasurys to serve as a synthetic put in the portfolio. A put potentially protects against

50	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Market Neutral Income Fund

downside equity moves. During the period, there was a decline in interest rates and a flattening of the yield curve, which allowed the hedge to make a positive contribution.

Q.  How did convertible arbitrage contribute to returns?

A.  Convertible arbitrage benefited from the trading opportunities that often arise in times of heightened market volatility. During the reporting period, as the convertibles’ underlying equity prices increased, we were able to short sell more stock and when the equity prices declined, we were able to repurchase some of the stock sold short. Convertible valuations also improved during the reporting period.

Q.  Did the allocations to convertible arbitrage and covered call writing change over the period?

A.  We reduced the allocation to covered call writing from 57% at the start of the reporting period to 46% at the end of the period. We increased the convertible arbitrage allocation from 43% at the start of the period to 54% at the end of the period. These decisions reflected our assessment of a number of factors, including our view that the convertible arbitrage strategy would be particularly well positioned given our expectation of continued volatility in the financial markets.

Q.  What is your outlook for this Fund?

A.  We believe that the Fund’s ability to flexibly allocate to complementary income-producing strategies offers value to investors seeking absolute returns and low correlations with the market overall. We believe that our use of a convertible arbitrage strategy remains advantageous, as this strategy seeks to capitalize on market volatility, which we expect to continue. Meanwhile, we believe that the equity markets offer attractive opportunities in which our covered call strategy has the potential to participate.

ANNUALIZED RETURN: SINCE INCEPTION (9/4/90) THROUGH 10/31/11

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

STRATEGY ALLOCATION

www.calamos.com	51

Calamos Market Neutral Income Fund

GROWTH OF $10,000: FOR 10-YEAR PERIOD ENDED 10/31/11

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/11

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/4/90
Without Sales Charge	3.40%	2.55%	3.93%
With Sales Charge	-1.48	1.55	3.43

Class B Shares – Inception 9/11/00
Without Sales Charge	2.70	1.79	3.30
With Sales Charge	-2.30	1.43	3.30

Class C Shares – Inception 2/16/00
Without Sales Charge	2.61	1.78	3.15
With Sales Charge	1.61	1.78	3.15

Class I Shares – Inception 5/10/00	3.70	2.81	4.20

Class R Shares – Inception 3/1/07	3.18	NA	2.02	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Performance of the Market Neutral Income Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share Classes for the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2000. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The Barclays Capital U.S. Government/Credit Bond Index is comprised of long-term government and investment grade corporate debt securities and is generally considered representative of the performance of the broad U.S. bond market. Index data shown for the Annualized Returns Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

2	The Citigroup 30-Day Treasury Bill Index is an unmanaged index generally considered representative of the performance of short-term money instruments. U.S. Treasury Bills are backed by the full faith and credit of the U.S. government and offer a guarantee as to the repayment of principal and interest at maturity. Index data shown for the Annualized Returns Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

52	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Expense Overview

EXPENSE OVERVIEW

As a shareholder of a mutual fund, you incur two types of costs. You incur:

1) Transaction costs, including sales charges, or loads, on purchase payment and redemption fees.

2) Ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2011 to October 31, 2011. It is intended to help you understand the ongoing costs associated with investing in each mutual fund and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts of each Fund’s chart:

Actual

In this part of the chart, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period in each fund from May 1, 2011 to October 31, 2011, the period covered by this report. This chart also shows the actual returns, after expenses, you would have earned during that time. This chart can help you estimate your own expenses. For example, if you invested $8,600 in Class A shares of the fund, simply divide $8,600 by $1,000, then multiply that result by the figure in the Actual Expenses per $1,000 row. In this example, you would multiply 8.6 times the figure.

Hypothetical

In this part of the chart, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from May 1, 2011 to October 31, 2011, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this chart, including the assumed 5% annual rate of return before expenses, which is what you’ll see in the chart. Note that this chart will not help you determine your own expenses, but will help you compare expenses of the fund you own to the expenses of another fund since the information for that fund should be calculated using the same assumptions.

Please note that the expenses shown in the chart are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the chart is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

www.calamos.com	53

Expense Overview

The actual and hypothetical examples assume a $1,000 investment at the beginning of the period, May 1, 2011 and held through October 31, 2011.
	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R SHARES
CALAMOS GROWTH FUND
Actual Expenses per $1,000*	$6.03	$9.55	$9.55	$4.90	$7.25
Actual – Ending Balance	$869.80	$866.50	$866.50	$870.90	$868.80

Hypothetical Expenses per $1,000*	$6.51	$10.31	$10.31	$5.30	$7.83
Hypothetical – Ending Value	$1,018.75	$1,014.97	$1,014.97	$1,019.96	$1,017.44

Annualized expense ratio	1.28%	2.03%	2.03%	1.04%	1.54%
CALAMOS VALUE FUND
Actual Expenses per $1,000*	$6.46	$10.10	$10.05	$5.21	$7.66
Actual – Ending Balance	$911.70	$908.20	$908.10	$913.10	$910.30

Hypothetical Expenses per $1,000*	$6.82	$10.66	$10.61	$5.50	$8.08
Hypothetical – Ending Value	$1,018.45	$1,014.62	$1,014.67	$1,019.76	$1,017.19

Annualized expense ratio(1)	1.34%	2.10%	2.09%	1.08%	1.59%
CALAMOS BLUE CHIP FUND
Actual Expenses per $1,000*	$7.49	$11.05	$11.10	$6.31	$8.68
Actual – Ending Balance	$893.80	$889.70	$890.50	$895.10	$892.40

Hypothetical Expenses per $1,000*	$7.98	$11.77	$11.82	$6.72	$9.25
Hypothetical – Ending Value	$1,017.29	$1,013.51	$1,013.46	$1,018.55	$1,016.03

Annualized expense ratio(1)	1.29%	2.05%	2.04%	1.04%	1.54%
CALAMOS DISCOVERY GROWTH FUND
Actual Expenses per $1,000*	$6.75	$10.11	$10.11	$5.63	$7.87
Actual – Ending Balance	$784.90	$782.30	$782.30	$785.80	$783.90

Hypothetical Expenses per $1,000*	$7.63	$11.42	$11.42	$6.36	$8.89
Hypothetical – Ending Value	$1,017.64	$1,013.86	$1,013.86	$1,018.90	$1,016.38

Annualized expense ratio(1)	1.50%	2.25%	2.25%	1.25%	1.75%
CALAMOS INTERNATIONAL GROWTH FUND
Actual Expenses per $1,000*	$6.82	$10.36	$10.36	$5.60	$7.96
Actual – Ending Balance	$880.30	$876.90	$877.20	$881.20	$879.20

Hypothetical Expenses per $1,000*	$7.32	$11.12	$11.12	$6.01	$8.54
Hypothetical – Ending Value	$1,017.95	$1,014.17	$1,014.17	$1,019.26	$1,016.74

Annualized expense ratio(1)	1.44%	2.19%	2.19%	1.18%	1.68%
CALAMOS EVOLVING WORLD GROWTH FUND
Actual Expenses per $1,000*	$7.40	$10.89	$10.94	$6.23	$8.56
Actual – Ending Balance	$858.20	$855.00	$854.90	$859.50	$856.80

Hypothetical Expenses per $1,000*	$8.03	$11.82	$11.88	$6.77	$9.30
Hypothetical – Ending Value	$1,017.24	$1,013.46	$1,013.41	$1,018.50	$1,015.98

Annualized expense ratio	1.58%	2.33%	2.34%	1.33%	1.83%
CALAMOS GLOBAL EQUITY FUND
Actual Expenses per $1,000*	$7.02	$10.66	$10.66	$5.78	$8.27
Actual – Ending Balance	$908.00	$904.40	$904.20	$909.90	$907.20

Hypothetical Expenses per $1,000*	$7.43	$11.27	$11.27	$6.11	$8.74
Hypothetical – Ending Value	$1,017.85	$1,014.01	$1,014.01	$1,019.16	$1,016.53

Annualized expense ratio(1)	1.46%	2.22%	2.22%	1.20%	1.72%
CALAMOS GROWTH AND INCOME FUND
Actual Expenses per $1,000*	$5.19	$8.84	$8.84	$3.97	$6.41
Actual – Ending Balance	$941.10	$937.50	$937.70	$942.30	$940.00

Hypothetical Expenses per $1,000*	$5.40	$9.20	$9.20	$4.13	$6.67
Hypothetical – Ending Value	$1,019.86	$1,016.08	$1,016.08	$1,021.12	$1,018.60

Annualized expense ratio	1.09%	1.84%	1.84%	0.84%	1.34%

*	Expenses for all Fund Classes A, B, C, I and R, are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365.

(1)	Annualized Expense Ratios for Value Fund, Blue Chip Fund, Discovery Growth Fund, International Growth Fund, and Global Equity Fund are adjusted to reflect fee waiver.

54	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Expense Overview

The actual and hypothetical examples assume a $1,000 investment at the beginning of the period, May 1, 2011 and held through October 31, 2011.
	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R SHARES
CALAMOS GLOBAL GROWTH AND INCOME FUND
Actual Expenses per $1,000*	$6.48	$10.06	$10.11	$5.26	$7.69
Actual – Ending Balance	$931.70	$928.10	$927.80	$932.80	$931.10

Hypothetical Expenses per $1,000*	$6.77	$10.51	$10.56	$5.50	$8.03
Hypothetical – Ending Value	$1,018.50	$1,014.77	$1,014.72	$1,019.76	$1,017.24

Annualized expense ratio	1.33%	2.07%	2.08%	1.08%	1.58%
CALAMOS CONVERTIBLE FUND
Actual Expenses per $1,000*	$5.24	$8.86	$8.86	$4.03	$6.44
Actual – Ending Balance	$923.20	$919.90	$920.00	$924.50	$921.90

Hypothetical Expenses per $1,000*	$5.50	$9.30	$9.30	$4.23	$6.77
Hypothetical – Ending Value	$1,019.76	$1,015.98	$1,015.98	$1,021.02	$1,018.50

Annualized expense ratio	1.08%	1.83%	1.83%	0.83%	1.33%
CALAMOS TOTAL RETURN BOND FUND
Actual Expenses per $1,000*	$4.55	$8.33	$8.33	$3.29	$5.82
Actual – Ending Balance	$1,007.70	$1,003.90	$1,003.00	$1,008.00	$1,006.40

Hypothetical Expenses per $1,000*	$4.58	$8.39	$8.39	$3.31	$5.85
Hypothetical – Ending Value	$1,020.67	$1,016.89	$1,016.89	$1,021.93	$1,019.41

Annualized expense ratio(1)	0.90%	1.65%	1.65%	0.65%	1.15%
CALAMOS HIGH YIELD FUND
Actual Expenses per $1,000*	$6.16	$9.90	$9.90	$4.91	$7.41
Actual – Ending Balance	$987.70	$983.40	$983.30	$988.90	$985.50

Hypothetical Expenses per $1,000*	$6.26	$10.06	$10.06	$4.99	$7.53
Hypothetical – Ending Value	$1,019.00	$1,015.22	$1,015.22	$1,020.27	$1,017.74

Annualized expense ratio	1.23%	1.98%	1.98%	0.98%	1.48%
CALAMOS MARKET NEUTRAL INCOME FUND
Actual Expenses per $1,000*	$6.12	$9.86	$9.86	$4.87	$7.37
Actual – Ending Balance	$990.00	$986.30	$986.10	$991.30	$988.80

Hypothetical Expenses per $1,000*	$6.21	$10.01	$10.01	$4.94	$7.48
Hypothetical – Ending Value	$1,019.06	$1,015.27	$1,015.27	$1,020.32	$1,017.80

Annualized expense ratio(2)	1.22%	1.97%	1.97%	0.97%	1.47%

*	Expenses for all Fund Classes A, B, C, I and R, are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365.

(1)	Annualized Expense Ratios for Total Return Bond Fund are adjusted to reflect fee waiver.

(2)	Includes 0.08% related to dividend expense on short positions.

www.calamos.com	55

Growth Fund    Schedule of Investments October 31, 2011

NUMBER OF SHARES			VALUE

COMMON STOCKS (99.4%)
		Consumer Discretionary (14.8%)
1,432,500		Amazon.com, Inc.#	$305,853,075
1,605,000		Apollo Group, Inc. - Class A#	75,996,750
1,600,000	JPY	ASICS Corp.	21,211,454
725,000		AutoNation, Inc.#	28,231,500
440,000		Buffalo Wild Wings, Inc.#	29,136,800
1,200,000		Cinemark Holdings, Inc.	24,804,000
610,000		Coach, Inc.	39,692,700
1,500,000		Crocs, Inc.#	26,505,000
275,000		Deckers Outdoor Corp.#	31,691,000
1,400,000		Domino’s Pizza, Inc.#	44,842,000
755,000		LKQ Corp.#	22,030,900
3,200,000		Melco Crown Entertainment, Ltd.#	36,704,000
400,100		O’Reilly Automotive, Inc.#	30,427,605
522,500		Priceline.com, Inc.#	265,283,700
895,000		Starbucks Corp.	37,894,300
1,200,000		Steven Madden, Ltd.#	44,280,000
600,000		Tempur-Pedic International, Inc.#	40,836,000
12,600,000	HKD	Wynn Macau, Ltd.	35,303,660

			1,140,724,444

		Consumer Staples (3.2%)
2,700,000		Companhia de Bebidas das Americas	91,044,000
406,700		Hansen Natural Corp.#	36,232,903
690,000		Herbalife, Ltd.	43,028,400
1,019,000		Mead Johnson Nutrition Company	73,215,150

			243,520,453

		Energy (10.5%)
300,000		Apache Corp.	29,889,000
285,000		CARBO Ceramics, Inc.	38,717,250
3,715,000		Chesapeake Energy Corp.	104,465,800
227,000		CNOOC, Ltd.	42,814,470
1,665,000		Complete Production Services, Inc.#	54,612,000
425,000		Concho Resources, Inc.#	40,256,000
1,400,000		CVR Energy, Inc.#	34,664,000
1,000,000		EQT Corp.	63,500,000
1,050,000		FMC Technologies, Inc.#	47,061,000
1,350,000		National Oilwell Varco, Inc.	96,295,500
1,300,000		Occidental Petroleum Corp.	120,822,000
500,000		Rosetta Resources, Inc.#	22,170,000
1,610,000		Schlumberger, Ltd.	118,286,700

			813,553,720

		Financials (2.8%)
760,000		American Express Company	38,471,200
1,750,000		Discover Financial Services	41,230,000
745,000		IntercontinentalExchange, Inc.#	96,760,600

NUMBER OF SHARES			VALUE

935,000		Invesco, Ltd.	$18,765,450
1,600,000		KKR & Co., LP	21,568,000

			216,795,250

		Health Care (8.3%)
1,285,000		Celgene Corp.#	83,306,550
400,000		Cerner Corp.#	25,372,000
975,000		Cubist Pharmaceuticals, Inc.#	36,864,750
450,000		IDEXX Laboratories, Inc.#	32,395,500
1,342,307		Illumina, Inc.#	41,101,440
1,300,000		Incyte Corp.#	17,901,000
430,000		Intuitive Surgical, Inc.#	186,559,800
575,000		Novo Nordisk, A/S	61,122,500
336,048	DKK	Novo Nordisk, A/S - Class B	35,677,021
450,000		Regeneron Pharmaceuticals, Inc.#	24,885,000
1,600,000		Seattle Genetics, Inc.#	35,200,000
1,570,000		Vertex Pharmaceuticals, Inc.#	62,156,300

			642,541,861

		Industrials (11.6%)
4,000,000	CHF	ABB, Ltd.#	75,301,691
680,000		Acacia Research Corp.#	27,091,200
1,088,000		Babcock & Wilcox Co.#	23,925,120
2,550,000		Dover Corp.	141,601,500
3,833,000		Eaton Corp.	171,795,060
1,632,300		Fluor Corp.	92,796,255
285,000		Gardner Denver, Inc.	22,039,050
950,000		J.B. Hunt Transport Services, Inc.	40,194,500
350,000		MSC Industrial Direct Company, Inc. - Class A	23,803,500
1,575,000		Parker-Hannifin Corp.	128,441,250
830,000		Polypore International, Inc.#	43,533,500
540,000		Roper Industries, Inc.	43,794,000
1,300,000		Titan International, Inc.	29,250,000
142,098		Valmont Industries, Inc.	12,184,903
340,000		Westinghouse Air Brake Technologies Corp.	22,841,200

			898,592,729

		Information Technology (40.0%)
784,000		Accenture, PLC - Class A	47,243,840
1,115,000		Altera Corp.	42,280,800
864,250		Apple, Inc.#~	349,831,115
1,270,000		Ariba, Inc.#	40,233,600
970,000		ASML Holding, NV	40,672,100
1,360,000		Autodesk, Inc.#	47,056,000
1,100,000		Avago Technologies, Ltd.	37,147,000
3,600,000		Cadence Design Systems, Inc.#	39,852,000
725,000		Cavium, Inc.#	23,700,250

56	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Growth Fund    Schedule of Investments October 31, 2011

NUMBER OF SHARES			VALUE

2,390,000		Check Point Software Technologies, Ltd.#	$137,735,700
1,061,000		Cognizant Technology Solutions Corp. - Class A#	77,187,750
4,350,000		EMC Corp.#	106,618,500
3,055,000		Fortinet, Inc.#	70,448,300
535,500		Google, Inc.#	317,358,720
2,200,000	JPY	Gree, Inc.	70,992,198
1,980,000		Intel Corp.	48,589,200
1,100,000		KLA-Tencor Corp.	51,799,000
265,000		MasterCard, Inc. - Class A	92,018,600
2,052,099		Mentor Graphics Corp.#	23,311,845
815,000		MercadoLibre, Inc.	53,138,000
835,000		NETGEAR, Inc.#	29,609,100
1,550,000		Nuance Communications, Inc.#	41,044,000
2,900,000		NVIDIA Corp.#	42,920,000
400,000		Open Text Corp.#	24,408,000
8,400,000		Oracle Corp.	275,268,000
2,875,000		Polycom, Inc.#	47,523,750
5,130,000		QUALCOMM, Inc.	264,708,000
2,060,000		Rackspace Hosting, Inc.#	85,263,400
1,685,000		Red Hat, Inc.#	83,660,250
2,150,000		Riverbed Technology, Inc.#	59,297,000
645,000		Salesforce.com, Inc.#	85,894,650
2,050,000		Skyworks Solutions, Inc.#	40,610,500
975,000		Solarwinds, Inc.#	28,138,500
700,000		Solera Holdings, Inc.	38,241,000
435,000		SuccessFactors, Inc.#	11,614,500
775,000		Teradata Corp.#	46,236,500
1,500,000		TIBCO Software, Inc.#	43,335,000
975,000		VeriFone Systems, Inc.#	41,154,750
890,000		VMware, Inc. - Class A#	86,997,500

			3,093,138,918

		Materials (7.7%)
500,000		Agrium, Inc.	41,145,000
1,575,000	GBP	Anglo American, PLC	57,740,290
3,575,000		Barrick Gold Corp.	176,962,500
450,000		Carpenter Technology Corp.	25,524,000
1,300,000		Cliffs Natural Resources, Inc.	88,686,000
300,000		FMC Corp.	23,667,000
1,025,000		Molycorp, Inc.#	39,226,750
1,310,000		Mosaic Company	76,713,600
660,000		Pan American Silver Corp.	18,453,600
780,000		Rio Tinto, PLC	42,166,800

			590,285,540

NUMBER OF SHARES		VALUE

	Telecommunication Services (0.5%)
1,513,080	Tim Participacoes, SA	$39,400,603

	TOTAL COMMON STOCKS (Cost $6,212,002,476)	7,678,553,518

SHORT TERM INVESTMENT (2.4%)
185,104,200	Fidelity Prime Money Market Fund - Institutional Class (Cost $185,104,200)	185,104,200

TOTAL INVESTMENTS (101.8%) (Cost $6,397,106,676)		7,863,657,718

LIABILITIES, LESS OTHER ASSETS (-1.8%)		(136,655,632)

NET ASSETS (100.0%)		$7,727,002,086

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Citibank N.A.	Brazilian Real	01/19/12	159,609,000	$91,364,968	$(1,373,426)
Citibank N.A.	British Pound Sterling	01/19/12	59,063,000	94,888,167	(1,409,452)
Citibank N.A.	Canadian Dollar	01/19/12	11,892,000	11,909,614	(186,636)
Citibank N.A.	Danish Krone	01/19/12	474,019,000	88,088,813	162,667
Citibank N.A.	Hong Kong Dollar	01/19/12	406,183,000	52,311,801	(33,373)
Citibank N.A.	Japanese Yen	01/19/12	6,491,620,000	83,160,922	1,357,677
Northern Trust Company	Swiss Franc	01/19/12	66,090,000	75,400,963	(1,652,645)

					$(3,135,188)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $44,525,800.

FOREIGN CURRENCY ABBREVIATIONS

CHF	Swiss Franc
DKK	Danish Krone
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

See accompanying Notes to Financial Statements	www.calamos.com	57

Value Fund    Schedule of Investments October 31, 2011

NUMBER OF SHARES			VALUE

COMMON STOCKS (99.3%)
		Consumer Discretionary (11.7%)
33,670		Best Buy Company, Inc.	$883,164
40,000		Carnival Corp.	1,408,400
6,000		Nike, Inc. - Class B	578,100
42,000	JPY	Nikon Corp.	940,426
17,850		TJX Companies, Inc.	1,051,900

			4,861,990

		Consumer Staples (14.5%)
27,900		Coca-Cola Company~	1,906,128
15,200	EUR	Danone, SA	1,053,708
40,500	GBP	Diageo, PLC	838,179
13,100	CHF	Nestlé, SA	757,674
26,000		Wal-Mart Stores, Inc.	1,474,720

			6,030,409

		Energy (7.9%)
16,500		Baker Hughes, Inc.	956,835
44,000		Chesapeake Energy Corp.	1,237,280
6,000		ConocoPhillips	417,900
10,300		Devon Energy Corp.	668,985

			3,281,000

		Financials (9.4%)
8,800		Franklin Resources, Inc.	938,344
20,000		Legg Mason, Inc.	550,000
48,000		Leucadia National Corp.	1,287,840
11,300		Prudential Financial, Inc.	612,460
9,000		Travelers Companies, Inc.	525,150

			3,913,794

		Health Care (11.7%)
10,500		Amgen, Inc.	601,335
8,900		Biogen Idec, Inc.#	1,035,604
27,500		Johnson & Johnson	1,770,725
16,200		Merck & Company, Inc.	558,900
46,500		Pfizer, Inc.	895,590

			4,862,154

		Industrials (7.1%)
11,000		Dover Corp.	610,830
4,700		Eaton Corp.	210,654
11,000		FedEx Corp.~	900,130
3,800	EUR	Siemens, AG	398,319
11,000		United Technologies Corp.	857,780

			2,977,713

		Information Technology (32.5%)
12,000		Automatic Data Processing, Inc.	627,960
15,500		Canon, Inc.	706,025
52,500		Cisco Systems, Inc.	972,825

NUMBER OF SHARES			VALUE

35,000		Corning, Inc.	$500,150
96,250		Dell, Inc.#~	1,521,712
44,400		eBay, Inc.#	1,413,252
72,800	SEK	LM Ericsson Telephone Company	758,833
70,000		Microsoft Corp.	1,864,100
60,000		Oracle Corp.	1,966,200
24,800		QUALCOMM, Inc.	1,279,680
16,000		SAP, AG	965,760
60,000		Yahoo!, Inc.#	938,400

			13,514,897

		Materials (2.2%)
11,000		Agrium, Inc.	905,190

		Telecommunication Services (2.3%)
130	JPY	KDDI Corp.	952,297

		TOTAL COMMON STOCKS (Cost $37,370,656)	41,299,444

SHORT TERM INVESTMENT (0.6%)
237,848		Fidelity Prime Money Market Fund - Institutional Class (Cost $237,848)	237,848

TOTAL INVESTMENTS (99.9%) (Cost $37,608,504)			41,537,292

OTHER ASSETS, LESS LIABILITIES (0.1%)			26,423

NET ASSETS (100.0%)			$41,563,715

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
UBS AG	British Pound Sterling	01/19/12	239,000	$383,967	$(1,791)
Citibank N.A.	British Pound Sterling	01/19/12	268,000	430,558	(6,395)
UBS AG	European Monetary Unit	01/19/12	1,592,000	2,201,697	3,944
Citibank N.A.	Japanese Yen	01/19/12	199,525,000	2,556,016	41,729
Northern Trust Company	Swedish Krona	01/19/12	3,349,000	511,767	(5,967)
Northern Trust Company	Swiss Franc	01/19/12	597,000	681,107	(11,975)

					$19,545

COUNTER PARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Northern Trust Company	Japanese Yen	01/19/12	10,626,000	$136,124	$(4,296)

					$(4,296)

58	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Value Fund    Schedule of Investments October 31, 2011

NOTES TO SCHEDULE OF INVESTMENTS

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $673,715.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

CHF	Swiss Franc
EUR	European Monetary Unit
GBP	British Pound Sterling
JPY	Japanese Yen
SEK	Swedish Krona

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

See accompanying Notes to Financial Statements	www.calamos.com	59

Blue Chip Fund    Schedule of Investments October 31, 2011

NUMBER OF SHARES			VALUE

COMMON STOCKS (99.5%)
		Consumer Discretionary (9.8%)
10,075		Amazon.com, Inc.#	$2,151,113
5,500		Coach, Inc.	357,885
9,950		Nike, Inc. - Class B	958,682
3,400		Priceline.com, Inc.#~	1,726,248
10,500		Starbucks Corp.	444,570
94,000	HKD	Wynn Macau, Ltd.	263,377

			5,901,875

		Consumer Staples (3.6%)
16,850		Coca-Cola Company~	1,151,192
5,150		Herbalife, Ltd.	321,154
9,475		Mead Johnson Nutrition Company	680,779

			2,153,125

		Energy (12.5%)
29,850		Baker Hughes, Inc.	1,731,001
56,500		Chesapeake Energy Corp.	1,588,780
15,900		Exxon Mobil Corp.	1,241,631
11,000		Helmerich & Payne, Inc.	584,980
13,600		National Oilwell Varco, Inc.	970,088
10,500		Occidental Petroleum Corp.	975,870
23,600		Patterson-UTI Energy, Inc.	479,552

			7,571,902

		Financials (2.1%)
12,100		American Express Company	612,502
6,500		Franklin Resources, Inc.	693,095

			1,305,597

		Health Care (11.5%)
18,700		Celgene Corp.#	1,212,321
12,164		Illumina, Inc.#	372,462
3,650		Intuitive Surgical, Inc.#	1,583,589
21,000		Novo Nordisk, A/S	2,232,300
23,200		Vertex Pharmaceuticals, Inc.#	918,488
9,500		Watson Pharmaceuticals, Inc.#	638,020

			6,957,180

		Industrials (11.2%)
15,200		3M Company	1,201,104
32,250		ABB, Ltd.#	606,622
6,300		Caterpillar, Inc.	595,098
8,000		Danaher Corp.	386,800
22,475		Dover Corp.	1,248,037
29,300		Eaton Corp.	1,313,226
56,700	JPY	Komatsu, Ltd.	1,401,897

			6,752,784

NUMBER OF SHARES			VALUE

		Information Technology (42.3%)
29,800		Accenture, PLC - Class A	$1,795,748
6,590		Apple, Inc.#~	2,667,500
26,200		ARM Holdings, PLC	735,958
31,700		Autodesk, Inc.#	1,096,820
12,600		Check Point Software Technologies, Ltd.#	726,138
58,000		eBay, Inc.#	1,846,140
110,775		EMC Corp.#	2,715,095
4,800		Google, Inc.#~	2,844,672
21,000	TWD	HTC Corp.	471,945
3,500		International Business Machines Corp.	646,205
6,500		Intuit, Inc.	348,855
3,625		MasterCard, Inc. - Class A	1,258,745
37,500		NVIDIA Corp.#	555,000
88,500		Oracle Corp.	2,900,145
46,600		QUALCOMM, Inc.	2,404,560
9,300		Salesforce.com, Inc.#	1,238,481
11,000		SAP, AG	663,960
6,350		VMware, Inc. - Class A#	620,713

			25,536,680

		Materials (6.0%)
26,950		Barrick Gold Corp.	1,334,025
34,500		Freeport-McMoRan Copper & Gold, Inc.	1,388,970
18,750		Goldcorp, Inc.	915,750

			3,638,745

		Telecommunication Services (0.5%)
11,179		Tim Participacoes, SA	291,101

		TOTAL COMMON STOCKS (Cost $51,201,913)	60,108,989

SHORT TERM INVESTMENT (0.5%)
284,716		Fidelity Prime Money Market Fund - Institutional Class (Cost $284,716)	284,716

TOTAL INVESTMENTS (100.0%) (Cost $51,486,629)			60,393,705

OTHER ASSETS, LESS LIABILITIES (0.0%)			3,813

NET ASSETS (100.0%)			$60,397,518

60	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Blue Chip Fund    Schedule of Investments October 31, 2011

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Citibank N.A.	Brazilian Real	01/19/12	346,000	$198,061	$(2,977)
Citibank N.A.	British Pound Sterling	01/19/12	422,000	677,968	(10,070)
Citibank N.A.	Danish Krone	01/19/12	10,900,000	2,025,590	3,740
UBS AG	European Monetary Unit	01/19/12	446,000	616,807	953
Citibank N.A.	Hong Kong Dollar	01/19/12	1,348,000	173,607	(111)
UBS AG	Japanese Yen	01/19/12	26,089,000	334,213	5,998
Citibank N.A.	Japanese Yen	01/19/12	69,450,000	889,689	14,525
Citibank N.A.	New Taiwanese Dollar	01/19/12	11,543,000	386,550	(2,998)
Northern Trust Company	Swiss Franc	01/19/12	500,000	570,442	(10,029)

					$(969)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $4,817,478.

FOREIGN CURRENCY ABBREVIATIONS

HKD	Hong Kong Dollar
JPY	Japanese Yen
TWD	New Taiwanese Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

See accompanying Notes to Financial Statements	www.calamos.com	61

Discovery Growth Fund    Schedule of Investments October 31, 2011

NUMBER OF SHARES		VALUE

COMMON STOCKS (97.3%)
	Consumer Discretionary (10.6%)
8,700	Buffalo Wild Wings, Inc.#~	$576,114
6,600	Deckers Outdoor Corp.#	760,584
17,000	iRobot Corp.#	575,620
15,300	Shutterfly, Inc.#	637,551
15,500	Steven Madden, Ltd.#	571,950
19,500	Wolverine World Wide, Inc.	739,635

		3,861,454

	Consumer Staples (4.3%)
9,000	Diamond Foods, Inc.	591,750
13,800	Fresh Market, Inc.#	552,000
37,000	Omega Protein Corp.#	400,710

		1,544,460

	Energy (7.4%)
4,000	CARBO Ceramics, Inc.	543,400
59,000	McMoRan Exploration Company#	718,620
37,500	Patterson-UTI Energy, Inc.	762,000
35,000	RPC, Inc.	649,950

		2,673,970

	Financials (3.5%)
17,200	First Cash Financial Services, Inc.#	713,800
19,000	MarketAxess Holdings, Inc.	555,370

		1,269,170

	Health Care (10.9%)
19,000	Accretive Health, Inc.#	452,390
16,000	Cepheid, Inc.#	574,080
18,700	Impax Laboratories, Inc.#	353,617
22,153	Incyte Corp.#	305,047
125,000	Inhibitex, Inc.#	486,250
11,300	IPC The Hospitalist Company, Inc.#	473,809
100,000	SciClone Pharmaceuticals, Inc.#	421,000
6,500	Sirona Dental Systems, Inc.#	311,350
21,800	Transcend Services, Inc.#	595,794

		3,973,337

	Industrials (18.3%)
40,000	3D Systems Corp.#	650,800
16,400	Acacia Research Corp.#	653,376
10,600	Chart Industries, Inc.#	599,006
11,500	Donaldson Company, Inc.	736,575
33,000	Herman Miller, Inc.	681,450
29,200	II-VI, Inc.#	555,092
8,000	Nordson Corp.	370,960
10,300	Polypore International, Inc.#	540,235
11,800	Raven Industries, Inc.	708,118
16,000	Robbins & Myers, Inc.	715,040

NUMBER OF SHARES			VALUE

20,000		Titan International, Inc.	$450,000

			6,660,652

		Information Technology (32.0%)
18,100		Ancestry.com, Inc.#	412,137
17,300		Ariba, Inc.#	548,064
30,700		Aruba Networks, Inc.#	727,283
14,500		Coherent, Inc.#	739,065
10,100		IPG Photonics Corp.#	533,886
20,500		Kenexa Corp.#	468,835
34,000		LivePerson, Inc.#	428,060
12,400		LogMeIn, Inc.#	504,308
16,500		Manhattan Associates, Inc.#	698,775
16,000		Mellanox Technologies, Ltd.#	517,760
6,800		MercadoLibre, Inc.	443,360
15,500		NetSuite, Inc.#	589,620
33,000		Newport Corp.#	457,050
39,000		NIC, Inc.	538,590
10,000		OpenTable, Inc.#	438,600
13,700		OPNET Technologies, Inc.	599,238
15,000		Pegasystems, Inc.	566,850
54,000		Silicon Graphics International Corp.#	780,840
45,400		Super Micro Computer, Inc.#	726,400
13,800		Synchronoss Technologies, Inc.#	414,828
18,000		TIBCO Software, Inc.#	520,020

			11,653,569

		Materials (10.3%)
25,400		Globe Specialty Metals, Inc.	423,418
130,300		Graphic Packaging Holding Company#	575,926
15,300		Intrepid Potash, Inc.#	425,799
19,600		Kronos Worldwide, Inc.	434,924
13,600		LSB Industries, Inc.#	481,848
53,000		Myers Industries, Inc.	647,660
96,000	CAD	Neo Material Technologies, Inc.#	742,573

			3,732,148

		TOTAL COMMON STOCKS (Cost $31,985,367)	35,368,760

SHORT TERM INVESTMENT (1.0%)
373,327		Fidelity Prime Money Market Fund - Institutional Class (Cost $373,327)	373,327

TOTAL INVESTMENTS (98.3%) (Cost $32,358,694)			35,742,087

OTHER ASSETS, LESS LIABILITIES (1.7%)			634,595

NET ASSETS (100.0%)			$36,376,682

62	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Discovery Growth Fund    Schedule of Investments October 31, 2011

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $576,114.

FOREIGN CURRENCY ABBREVIATIONS

CAD	Canadian Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

See accompanying Notes to Financial Statements	www.calamos.com	63

International Growth Fund    Schedule of Investments October 31, 2011

NUMBER OF SHARES			VALUE

COMMON STOCKS (93.0%)
		Consumer Discretionary (9.2%)
100,000	EUR	Adidas, AG	$7,042,678
605,000	JPY	ASICS Corp.	8,020,581
10,000	KRW	Hyundai Motor Company	2,013,885
345,000	JPY	Nikon Corp.	7,724,926
270,000	CHF	Swatch Group, AG	19,909,881
1,640,200	HKD	Wynn Macau, Ltd.	4,595,640

			49,307,591

		Consumer Staples (7.3%)
352,000	BRL	Companhia de Bebidas das Americas	11,758,278
109,000	EUR	Danone, SA	7,556,195
98,000	EUR	Henkel, AG & Company KGaA	5,825,618
710,000	HKD	Tsingtao Brewery Company, Ltd. - Class H	3,610,452
4,065,000	MXN	Wal-Mart de Mexico, SAB de CV	10,492,684

			39,243,227

		Energy (9.5%)
214,870	CAD	Calfrac Well Services, Ltd.	6,661,132
430,000	CAD	Ensign Energy Services, Inc.	6,466,717
300,000	GBP	Petrofac, Ltd.	6,891,254
115,000		Schlumberger, Ltd.	8,449,050
359,920	NOK	Subsea 7, SA#	7,761,048
79,000	EUR	Technip, SA	7,470,007
420,000	CAD	Trican Well Service, Ltd.	7,428,743

			51,127,951

		Financials (0.9%)
1,500,000	GBP	Aberdeen Asset Management, PLC	4,618,677

		Health Care (10.8%)
48,000	DKK	Coloplast, A/S - Class B	6,980,245
286,000	SEK	Elekta, AB - Class B	11,421,166
37,856	JPY	Nihon Kohden Corp.	883,788
207,000	DKK	Novo Nordisk, A/S - Class B	21,976,454
66,000	JPY	Sawai Pharmaceutical Company, Ltd.	6,173,724
332,000	GBP	Shire, PLC	10,420,019

			57,855,396

		Industrials (4.8%)
448,000	CHF	ABB, Ltd.#	8,433,789
280,000	JPY	Komatsu, Ltd.	6,922,948
20,000	KRW	Samsung Engineering Company, Ltd.	4,084,991
158,823	INR	Siemens India, Ltd.	2,779,120
32,500	EUR	Siemens, AG	3,406,679

			25,627,527

		Information Technology (34.2%)
261,000		Accenture, PLC - Class A~	15,727,860
2,420,000	GBP	ARM Holdings, PLC	22,706,588

NUMBER OF SHARES			VALUE

135,000	EUR	ASML Holding, NV	$5,663,112
190,000		Avago Technologies, Ltd.~	6,416,300
220,000	GBP	Aveva Group, PLC	5,570,266
1,100,000	GBP	Blinkx, PLC#	2,649,714
715,000	TWD	Catcher Technology Company, Ltd.	3,983,627
315,000	CAD	CGI Group, Inc. - Class A#	6,446,953
255,000		Check Point Software Technologies, Ltd.#~	14,695,650
38,000	EUR	Dassault Systemes, SA	3,195,044
125,000	EUR	Dialog Semiconductor, PLC#	2,406,216
320,000		Genpact, Ltd.#	5,168,000
175,000	JPY	Gree, Inc.	5,647,107
450,450	TWD	HTC Corp.	10,123,212
75,000	INR	Infosys, Ltd.	4,387,530
130,000	JPY	Kakaku.com, Inc.	5,147,350
276,000		Mellanox Technologies, Ltd.#	8,931,360
37,000	JPY	Murata Manufacturing Company, Ltd.	2,066,748
125,000		Nice-Systems, Ltd.#	4,470,000
144,813	CAD	Open Text Corp.#	8,863,849
200,000		RADWARE, Ltd.#	5,288,000
351,000	EUR	SAP, AG	21,224,246
2,415,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	5,885,057
280,000	INR	Tata Consultancy Services, Ltd.	6,367,421

			183,031,210

		Materials (12.3%)
206,000	GBP	Anglo American, PLC	7,552,063
35,000	ZAR	AngloGold Ashanti, Ltd.	1,581,953
215,000	CAD	Barrick Gold Corp.	10,614,648
197,000	CAD	Goldcorp, Inc.	9,585,653
2,000,000	HKD	Jiangxi Copper Company, Ltd. - Class H	4,834,322
162,000	GBP	Rio Tinto, PLC	8,764,026
26,600	CHF	Syngenta, AG#	8,105,579
185,000	CAD	Teck Resources, Ltd. - Class B	7,416,704
153,000	NOK	Yara International, ASA	7,235,281

			65,690,229

		Telecommunication Services (4.0%)
88,000	SEK	Millicom International Cellular, SA	9,705,206
300,000	ZAR	MTN Group, Ltd.	5,214,241
1,269,306	BRL	Tim Participacoes, SA	6,565,185

			21,484,632

		TOTAL COMMON STOCKS (Cost $455,163,653)	497,986,440

64	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

International Growth Fund    Schedule of Investments October 31, 2011

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENT (5.0%)
26,772,193	Fidelity Prime Money Market Fund - Institutional Class (Cost $26,772,193)	$26,772,193

TOTAL INVESTMENTS (98.0%) (Cost $481,935,846)		524,758,633

OTHER ASSETS, LESS LIABILITIES (2.0%)		10,824,322

NET ASSETS (100.0%)		$535,582,955

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $9,140,615.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
SEK	Swedish Krona
TWD	New Taiwanese Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

CURRENCY EXPOSURE

OCTOBER 31, 2011

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$95,918,413	18.3%
British Pound Sterling	69,172,607	13.2%
European Monetary Unit	63,789,795	12.1%
Canadian Dollar	63,484,399	12.1%
Japanese Yen	42,587,172	8.1%
Swiss Franc	36,449,249	6.9%
Danish Krone	28,956,699	5.5%
Swedish Krona	21,126,372	4.0%
New Taiwanese Dollar	19,991,896	3.8%
Brazilian Real	18,323,463	3.5%
Norwegian Krone	14,996,329	2.9%
Indian Rupee	13,534,071	2.6%
Hong Kong Dollar	13,040,414	2.5%
Mexican Peso	10,492,684	2.0%
South African Rand	6,796,194	1.3%
South Korean Won	6,098,876	1.2%
Total Investments	$524,758,633	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	www.calamos.com	65

Evolving World Growth Fund    Schedule of Investments October 31, 2011

PRINCIPAL AMOUNT			VALUE

CONVERTIBLE BONDS (16.8%)
		Energy (5.2%)
36,500,000	HKD	China Petroleum & Chemical Corp. 0.000%, 04/24/14	$5,284,906
3,500,000		Subsea 7, SA 2.250%, 10/11/13	4,046,623
1,140,000	EUR	Technip, SA 0.500%, 01/01/16	1,470,008

			10,801,537

		Information Technology (3.7%)
77,500,000	TWD	Catcher Technology Company, Ltd. 0.000%, 04/27/16	2,740,658
1,085,000		Intel Corp. 3.250%, 08/01/39	1,375,237
1,200,000		SanDisk Corp. 1.500%, 08/15/17	1,438,500
2,400,000		TPK Holding Company, Ltd. 0.000%, 04/20/14	2,107,720

			7,662,115

		Materials (5.6%)
1,300,000		Anglo American, PLC 4.000%, 05/07/14	1,885,164
4,000,000		AngloGold Ashanti, Ltd. 3.500%, 05/22/14	4,600,000
1,480,000		Goldcorp, Inc. 2.000%, 08/01/14	1,920,300
1,475,000		Newmont Mining Corp. 1.250%, 07/15/14	2,253,062
280,000		1.625%, 07/15/17	438,550
240,000		3.000%, 02/15/12	351,000

			11,448,076

		Telecommunication Services (2.3%)
4,100,000		Billion Express Investments, Ltd. 0.750%, 10/18/15	4,680,214

		TOTAL CONVERTIBLE BONDS (Cost $34,794,215)	34,591,942

NUMBER OF SHARES			VALUE

CONVERTIBLE PREFERRED STOCKS (1.4%)
		Energy (1.4%)
49,300		Apache Corp. 6.000% (Cost $2,830,306)	2,775,590

COMMON STOCKS (68.5%)
		Consumer Discretionary (5.2%)
20,000	EUR	Adidas, AG	1,408,536
20,000		DIRECTV - Class A#	909,200
700,000	INR	DISH TV India, Ltd.#	1,083,672
11,700	KRW	Hyundai Motor Company	2,356,245

NUMBER OF SHARES			VALUE

23,500	CHF	Swatch Group, AG	$1,732,897
840,000	HKD	Wynn Macau, Ltd.	2,353,577
16,000		Yum! Brands, Inc.	857,120

			10,701,247

		Consumer Staples (17.6%)
39,000		Coca-Cola Company~	2,664,480
90,000	INR	Colgate-Palmolive India, Ltd.	1,841,926
203,500	BRL	Companhia de Bebidas das Americas	6,797,755
62,000	EUR	Danone, SA	4,298,019
85,000	GBP	Diageo, PLC	1,759,141
20,100	EUR	Henkel, AG & Company KGaA	1,194,846
14,800		Herbalife, Ltd.	922,928
514,000	INR	Hindustan Unilever, Ltd.	3,958,158
36,500		Mead Johnson Nutrition Company	2,622,525
21,200	INR	Nestlé India, Ltd.	1,842,454
13,000	CHF	Nestlé, SA	751,890
326,000	HKD	Tsingtao Brewery Company, Ltd. - Class H	1,657,757
2,270,000	MXN	Wal-Mart de Mexico, SAB de CV	5,859,383

			36,171,262

		Energy (5.5%)
52,000		Baker Hughes, Inc.	3,015,480
47,000		National Oilwell Varco, Inc.	3,352,510
25,000		Occidental Petroleum Corp.	2,323,500
982,000	HKD	PetroChina Company, Ltd. - Class H	1,274,825
62,000	GBP	Petrofac, Ltd.	1,424,193

			11,390,508

		Health Care (3.3%)
11,000	DKK	Coloplast, A/S - Class B	1,599,640
48,800	DKK	Novo Nordisk, A/S - Class B	5,180,922

			6,780,562

		Industrials (5.8%)
109,000	CHF	ABB, Ltd.#	2,051,971
26,000		Eaton Corp.	1,165,320
130,000	HKD	Hutchison Whampoa, Ltd.	1,189,038
73,000	JPY	Komatsu, Ltd.	1,804,911
11,000	KRW	Samsung Engineering Company, Ltd.	2,246,745
109,000	INR	Siemens India, Ltd.	1,907,306
15,500	EUR	Siemens, AG	1,624,724

			11,990,015

		Information Technology (19.3%)
630,000	GBP	ARM Holdings, PLC	5,911,219
67,500		Avago Technologies, Ltd.~	2,279,475
41,000		Check Point Software Technologies, Ltd.#~	2,362,830
81,000		Genpact, Ltd.#	1,308,150
207,375	TWD	HTC Corp.	4,660,453

66	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Evolving World Growth Fund    Schedule of Investments October 31, 2011

NUMBER OF SHARES			VALUE

41,000	INR	Infosys, Ltd.	$2,398,516
35,000	TWD	Largan Precision Company, Ltd.	782,470
64,500		MercadoLibre, Inc.	4,205,400
3,500	KRW	NHN Corp.#	730,173
66,000		QUALCOMM, Inc.	3,405,600
4,300	KRW	Samsung Electronics Company, Ltd.	3,701,703
350,000	CLP	Sonda, SA	854,373
1,685,649	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	4,107,719
132,000	INR	Tata Consultancy Services, Ltd.	3,001,784

			39,709,865

		Materials (7.5%)
15,500	GBP	Anglo American, PLC	568,238
79,000	CAD	Barrick Gold Corp.	3,900,266
62,000		Freeport-McMoRan Copper & Gold, Inc.	2,496,120
37,400	CAD	Goldcorp, Inc.	1,819,814
900,000	HKD	Jiangxi Copper Company, Ltd. - Class H	2,175,445
44,200	GBP	Rio Tinto, PLC	2,391,173
42,000	NOK	Yara International, ASA	1,986,155

			15,337,211

		Telecommunication Services (4.3%)
16,000	SEK	Millicom International Cellular, SA	1,764,583
208,500	ZAR	MTN Group, Ltd.	3,623,898
659,871	BRL	Tim Participacoes, SA	3,413,025

			8,801,506

		TOTAL COMMON STOCKS (Cost $130,458,184)	140,882,176

SHORT TERM INVESTMENT (11.4%)
23,336,576		Fidelity Prime Money Market Fund - Institutional Class (Cost $23,336,576)	23,336,576

TOTAL INVESTMENTS (98.1%) (Cost $191,419,281)			201,586,284

OTHER ASSETS, LESS LIABILITIES (1.9%)			3,986,906

NET ASSETS (100.0%)			$205,573,190

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $1,265,505.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
SEK	Swedish Krona
TWD	New Taiwanese Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency.

CURRENCY EXPOSURE

OCTOBER 31, 2011

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$85,099,174	42.2%
Indian Rupee	16,033,816	7.9%
Hong Kong Dollar	13,935,548	6.9%
New Taiwanese Dollar	12,291,300	6.1%
British Pound Sterling	12,053,964	6.0%
Brazilian Real	10,210,780	5.1%
European Monetary Unit	9,996,133	5.0%
South Korean Won	9,034,866	4.5%
Danish Krone	6,780,562	3.4%
Mexican Peso	5,859,383	2.9%
Canadian Dollar	5,720,080	2.8%
Swiss Franc	4,536,758	2.2%
South African Rand	3,623,898	1.8%
Norwegian Krone	1,986,155	1.0%
Japanese Yen	1,804,911	0.9%
Swedish Krona	1,764,583	0.9%
Chilean Peso	854,373	0.4%
Total Investments	$201,586,284	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	www.calamos.com	67

Global Equity Fund    Schedule of Investments October 31, 2011

NUMBER OF SHARES			VALUE

COMMON STOCKS (92.9%)
		Consumer Discretionary (10.0%)
17,000	EUR	Adidas, AG	$1,197,255
16,100		Amazon.com, Inc.#~	3,437,511
6,900		Deckers Outdoor Corp.#	795,156
13,000		DIRECTV - Class A#	590,980
6,300		Priceline.com, Inc.#	3,198,636
44,013	CHF	Swatch Group, AG	3,245,532
195,000	HKD	Wynn Macau, Ltd.	546,366

			13,011,436

		Consumer Staples (7.4%)
12,000		Coca-Cola Company~	819,840
80,500	BRL	Companhia de Bebidas das Americas	2,689,038
17,000		Hansen Natural Corp.#	1,514,530
13,000	EUR	Henkel, AG & Company KGaA	772,786
20,300		Herbalife, Ltd.	1,265,908
16,500		Mead Johnson Nutrition Company	1,185,525
511,000	MXN	Wal-Mart de Mexico, SAB de CV	1,319,007

			9,566,634

		Energy (12.3%)
11,500		Apache Corp.~	1,145,745
23,400		Baker Hughes, Inc.	1,356,966
21,800	CAD	Calfrac Well Services, Ltd.	675,816
57,000		Chesapeake Energy Corp.	1,602,840
52,500		Complete Production Services, Inc.#	1,722,000
68,000	CAD	Ensign Energy Services, Inc.	1,022,644
26,100		Helmerich & Payne, Inc.	1,387,998
11,600		Occidental Petroleum Corp.	1,078,104
44,000		Patterson-UTI Energy, Inc.	894,080
45,000	GBP	Petrofac, Ltd.	1,033,688
13,600		Schlumberger, Ltd.	999,192
45,076	NOK	Subsea 7, SA#	971,985
21,150	EUR	Technip, SA	1,999,882

			15,890,940

		Financials (2.3%)
14,000		American Express Company	708,680
15,200		Franklin Resources, Inc.	1,620,776
12,400		T. Rowe Price Group, Inc.	655,216

			2,984,672

		Health Care (10.8%)
7,800	DKK	Coloplast, A/S - Class B	1,134,290
32,000	SEK	Elekta, AB - Class B	1,277,893
12,200		Illumina, Inc.#	373,564
7,750		Intuitive Surgical, Inc.#	3,362,415
48,300	DKK	Novo Nordisk, A/S - Class B	5,127,839
49,500	GBP	Shire, PLC	1,553,587

NUMBER OF SHARES			VALUE

18,000		Watson Pharmaceuticals, Inc.#	$1,208,880

			14,038,468

		Industrials (4.9%)
86,500	CHF	ABB, Ltd.#	1,628,399
18,000		Eaton Corp.	806,760
50,800	JPY	Komatsu, Ltd.	1,256,020
14,200		Parker-Hannifin Corp.	1,158,010
3,000	KRW	Samsung Engineering Company, Ltd.	612,749
8,600	EUR	Siemens, AG	901,460

			6,363,398

		Information Technology (32.8%)
46,200		Accenture, PLC - Class A	2,784,012
14,590		Apple, Inc.#~	5,905,740
510,000	GBP	ARM Holdings, PLC	4,785,273
26,000	EUR	ASML Holding, NV	1,090,673
20,000		Avago Technologies, Ltd.	675,400
40,000	GBP	Aveva Group, PLC	1,012,776
50,700		Check Point Software Technologies, Ltd.#~	2,921,841
40,000		EMC Corp.#	980,400
55,000		Genpact, Ltd.#	888,250
5,575		Google, Inc.#~	3,303,968
118,650	TWD	HTC Corp.	2,666,487
12,400		Intuit, Inc.	665,508
2,500		MasterCard, Inc. - Class A	868,100
40,000		Mellanox Technologies, Ltd.#	1,294,400
11,453	CAD	Open Text Corp.#	701,026
58,500		Oracle Corp.	1,917,045
59,000		QUALCOMM, Inc.	3,044,400
14,200		Salesforce.com, Inc.#	1,891,014
54,800	EUR	SAP, AG	3,313,643
10,000		Teradata Corp.#	596,600
12,700		VMware, Inc. - Class A#	1,241,425

			42,547,981

		Materials (10.4%)
36,000	GBP	Anglo American, PLC	1,319,778
55,650		Barrick Gold Corp.	2,754,675
7,800		Cliffs Natural Resources, Inc.	532,116
52,500		Freeport-McMoRan Copper & Gold, Inc.	2,113,650
55,500	CAD	Goldcorp, Inc.	2,700,527
325,000	HKD	Jiangxi Copper Company, Ltd. - Class H	785,577
18,000	GBP	Rio Tinto, PLC	973,781
3,100	CHF	Syngenta, AG#	944,635
29,100	NOK	Yara International, ASA	1,376,122

			13,500,861

68	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Global Equity Fund    Schedule of Investments October 31, 2011

NUMBER OF SHARES			VALUE

		Telecommunication Services (2.0%)
11,200	SEK	Millicom International Cellular, SA	$1,235,208
264,353	BRL	Tim Participacoes, SA	1,367,303

			2,602,511

		TOTAL COMMON STOCKS (Cost $112,752,605)	120,506,901

SHORT TERM INVESTMENT (5.6%)
7,302,993		Fidelity Prime Money Market Fund - Institutional Class (Cost $7,302,993)	7,302,993

TOTAL INVESTMENTS (98.5%) (Cost $120,055,598)			127,809,894

OTHER ASSETS, LESS LIABILITIES (1.5%)			1,949,754

NET ASSETS (100.0%)			$129,759,648

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Bank of America N.A.	Brazilian Real	01/19/12	748,000	$428,178	$(12,722)
Citibank N.A.	Brazilian Real	01/19/12	4,114,000	2,354,977	(35,401)
Citibank N.A.	British Pound Sterling	01/19/12	5,437,000	8,734,859	(129,746)
UBS AG	British Pound Sterling	01/19/12	876,000	1,407,345	(23,355)
Citibank N.A.	Canadian Dollar	01/19/12	3,113,000	3,117,611	(48,856)
Citibank N.A.	Danish Krone	01/19/12	27,422,000	5,095,938	9,410
Northern Trust Company	Danish Krone	01/19/12	3,559,000	661,383	13,866
UBS AG	European Monetary Unit	01/19/12	5,888,000	8,142,959	7,668
Citibank N.A.	Hong Kong Dollar	01/19/12	6,515,000	839,059	(587)
Citibank N.A.	Japanese Yen	01/19/12	73,196,000	937,678	15,308
UBS AG	Japanese Yen	01/19/12	12,401,000	158,863	2,851
Credit Suisse	Mexican Peso	01/19/12	2,912,000	216,955	1,613
Northern Trust Company	Mexican Peso	01/19/12	1,441,000	107,360	(464)
UBS AG	Mexican Peso	01/19/12	12,211,000	909,765	3,757
Citibank N.A.	New Taiwanese Dollar	01/19/12	65,218,000	2,184,011	(16,940)
UBS AG	Norwegian Krone	01/19/12	9,062,000	1,620,863	(7,019)
UBS AG	South Korean Won	01/19/12	475,650,000	426,930	(721)
Bank of America N.A.	Swedish Krona	01/19/12	1,878,000	286,981	(3,673)
Northern Trust Company	Swedish Krona	01/19/12	9,792,000	1,496,333	(17,447)
Northern Trust Company	Swiss Franc	01/19/12	4,874,000	5,560,664	(103,141)

					$(345,599)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.
~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $551,763.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
SEK	Swedish Krona
TWD	New Taiwanese Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

CURRENCY EXPOSURE

OCTOBER 31, 2011

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$74,570,849	58.3%
British Pound Sterling	10,678,883	8.4%
European Monetary Unit	9,275,699	7.3%
Danish Krone	6,262,129	4.9%
Swiss Franc	5,818,566	4.5%
Canadian Dollar	5,100,013	4.0%
Brazilian Real	4,056,341	3.2%
New Taiwanese Dollar	2,666,487	2.1%
Swedish Krona	2,513,101	2.0%
Norwegian Krone	2,348,107	1.8%
Hong Kong Dollar	1,331,943	1.0%
Mexican Peso	1,319,007	1.0%
Japanese Yen	1,256,020	1.0%
South Korean Won	612,749	0.5%
Total Investments	$127,809,894	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	www.calamos.com	69

Growth and Income Fund    Schedule of Investments October 31, 2011

PRINCIPAL AMOUNT			VALUE

CONVERTIBLE BONDS (33.7%)
		Consumer Discretionary (3.0%)
23,113,000		International Game Technology 3.250%, 05/01/14	$27,764,491
27,000,000		Liberty Media Corp. (Viacom, CBS Corp. - Class B)§ 3.250%, 03/15/31	21,768,750
31,980,000		Omnicom Group, Inc. 0.000%, 07/01/38	33,978,750
29,000,000		Priceline.com, Inc.* 1.250%, 03/15/15	51,366,250

			134,878,241

		Energy (1.3%)
21,650,000		Chesapeake Energy Corp. 2.500%, 05/15/37	21,568,812
11,100,000		Petrominerales, Ltd. 2.625%, 08/25/16	11,544,000
12,991,000		Pioneer Natural Resources Company 2.875%, 01/15/38	19,080,531
4,298,700	EUR	Technip, SA 0.500%, 01/01/16	5,543,090

			57,736,433

		Financials (0.5%)
16,747,000		Leucadia National Corp. 3.750%, 04/15/14	21,708,299

		Health Care (5.7%)
9,950,000		Akorn, Inc.* 3.500%, 06/01/16	12,300,688
18,500,000		Endo Pharmaceuticals Holdings, Inc. 1.750%, 04/15/15	23,078,750
60,000,000		Gilead Sciences, Inc. 1.625%, 05/01/16	69,600,000
15,750,000		1.000%, 05/01/14	17,482,500
20,000,000		Hologic, Inc.‡ 2.000%, 12/15/37	21,325,000
28,000,000		Illumina, Inc.* 0.250%, 03/15/16	21,770,000
17,500,000		Medicis Pharmaceutical Corp. 2.500%, 06/04/32	23,690,625
40,000,000		Shire, PLC 2.750%, 05/09/14	46,131,228
15,133,000		Vertex Pharmaceuticals, Inc. 3.350%, 10/01/15	16,286,891

			251,665,682

		Industrials (2.8%)
33,000,000		AGCO Corp. 1.250%, 12/15/36	41,662,500
22,500,000		Chart Industries, Inc. 2.000%, 08/01/18	24,637,500
40,700,000		Danaher Corp. 0.000%, 01/22/21	57,285,250

			123,585,250

PRINCIPAL AMOUNT			VALUE

		Information Technology (15.5%)
45,000,000		Electronic Arts, Inc.* 0.750%, 07/15/16	$46,012,500
98,780,000		EMC Corp. 1.750%, 12/01/13	157,677,575
17,000,000		Equinix, Inc. 2.500%, 04/15/12	17,510,000
52,000,000		Intel Corp. 3.250%, 08/01/39	65,910,000
31,000,000		Lam Research Corp.* 0.500%, 05/15/16	30,767,500
15,500,000		1.250%, 05/15/18	15,325,625
47,654,000		Nuance Communications, Inc. 2.750%, 08/15/27	71,600,135
36,500,000		ON Semiconductor Corp. 2.625%, 12/15/26	40,013,125
11,460,000		RightNow Technologies, Inc.* 2.500%, 11/15/30	16,659,975
17,800,000		Rovi Corp. 2.625%, 02/15/40	22,539,250
62,000,000		SanDisk Corp. 1.500%, 08/15/17	74,322,500
37,000,000		Symantec Corp. 1.000%, 06/15/13	43,105,000
30,500,000		VeriFone Systems, Inc. 1.375%, 06/15/12	33,855,000
36,865,000		Xilinx, Inc. 2.625%, 06/15/17	47,555,850

			682,854,035

		Materials (4.9%)
12,453,000		Allegheny Technologies, Inc. 4.250%, 06/01/14	16,967,213
50,200,000		Goldcorp, Inc. 2.000%, 08/01/14	65,134,500
33,689,000		Newmont Mining Corp. 1.250%, 07/15/14	51,459,947
28,500,000		1.625%, 07/15/17	44,638,125
25,460,000		3.000%, 02/15/12	37,235,250

			215,435,035

		TOTAL CONVERTIBLE BONDS (Cost $1,271,559,077)	1,487,862,975

SYNTHETIC CONVERTIBLE SECURITIES (10.7%)
Sovereign Bonds (10.0%)
6,500,000	BRL	Federal Republic of Brazil 10.000%, 01/01/12	39,003,445
		Government of Canada
75,000,000	CAD	2.000%, 12/01/14	76,948,081
13,000,000	CAD	2.000%, 06/01/16	13,331,407
		Government of New Zealand
25,500,000	NZD	6.000%, 04/15/15	22,392,363
25,000,000	NZD	6.500%, 04/15/13	21,283,127

70	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Growth and Income Fund    Schedule of Investments October 31, 2011

PRINCIPAL AMOUNT			VALUE

		Government of Singapore
55,000,000	SGD	1.375%, 10/01/14	$45,143,262
48,043,000	SGD	2.375%, 04/01/17	41,308,136
7,249,000	SGD	1.125%, 04/01/16	5,911,049
		Kingdom of Norway
240,000,000	NOK	4.250%, 05/19/17	47,356,722
100,000,000	NOK	5.000%, 05/15/15	19,743,477
97,000,000	NOK	6.500%, 05/15/13	18,602,590
560,000,000	SEK	Kingdom of Sweden 3.000%, 07/12/16	91,502,769

		TOTAL SOVEREIGN BONDS	442,526,428

NUMBER OF CONTRACTS			VALUE

Purchased Options (0.7%)#
		Consumer Discretionary (0.4%)
6,000		Coach, Inc. Call, 01/19/13, Strike $55.00	9,990,000
700		Priceline.com, Inc. Call, 01/19/13, Strike $465.00	8,340,500

			18,330,500

		Energy (0.1%)
6,750		Chesapeake Energy Corp. Call, 01/19/13, Strike $30.00	3,088,125

		Information Technology (0.2%)
1,155		Apple, Inc. Call, 01/19/13, Strike $395.00	7,865,550

		TOTAL PURCHASED OPTIONS	29,284,175

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $434,266,929)	471,810,603

NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (6.0%)
		Energy (4.0%)
1,552,000		Apache Corp. 6.000%	87,377,600
76,100		Chesapeake Energy Corp.* 5.750%	89,191,250

			176,568,850

		Financials (2.0%)
690,000		Affiliated Managers Group, Inc. 5.150%	27,686,250
270,000		MetLife, Inc. 5.000%	18,335,700
41,000		Wells Fargo & Company 7.500%	43,302,150

			89,324,100

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $253,466,714)	265,892,950

NUMBER OF SHARES			VALUE

COMMON STOCKS (46.5%)
		Consumer Discretionary (1.7%)
350,000		Amazon.com, Inc.#~	$74,728,500

		Consumer Staples (3.7%)
1,050,000		Coca-Cola Company~	71,736,000
690,000		Mead Johnson Nutrition Company	49,576,500
740,000		Wal-Mart Stores, Inc.~	41,972,800

			163,285,300

		Energy (6.1%)
1,785,000		Baker Hughes, Inc.	103,512,150
1,100,000		Helmerich & Payne, Inc.	58,498,000
480,000		Occidental Petroleum Corp.	44,611,200
835,000		Patterson-UTI Energy, Inc.	16,967,200
630,000		Schlumberger, Ltd.	46,286,100

			269,874,650

		Financials (2.5%)
300,000		Affiliated Managers Group, Inc.#~	27,783,000
375,000		Franklin Resources, Inc.	39,986,250
784,100		T. Rowe Price Group, Inc.	41,431,844

			109,201,094

		Health Care (4.4%)
475,000		Biogen Idec, Inc.#	55,271,000
260,831		Illumina, Inc.#	7,986,645
925,000		Johnson & Johnson	59,560,750
1,014,154		Merck & Company, Inc.	34,988,313
360,000	DKK	Novo Nordisk, A/S - Class B	38,219,920

			196,026,628

		Industrials (4.3%)
2,400,000	CHF	ABB, Ltd.#	45,181,014
765,000		Dover Corp.	42,480,450
2,325,000		Eaton Corp.	104,206,500

			191,867,964

		Information Technology (21.3%)
1,100,000		Accenture, PLC - Class A	66,286,000
3,900,000		ARM Holdings, PLC	109,551,000
1,150,000		Autodesk, Inc.#	39,790,000
475,000		Check Point Software Technologies, Ltd.#	27,374,250
2,750,000		Dell, Inc.#	43,477,500
3,120,000		eBay, Inc.#~	99,309,600
1,417,500	TWD	HTC Corp.	31,856,261
1,575,000		Intel Corp.	38,650,500
130,000		MasterCard, Inc. - Class A	45,141,200
2,880,325		Microsoft Corp.	76,703,055
4,500,000		Oracle Corp.	147,465,000
1,910,000		QUALCOMM, Inc.	98,556,000

See accompanying Notes to Schedule of Investments	www.calamos.com	71

Growth and Income Fund    Schedule of Investments October 31, 2011

NUMBER OF SHARES		VALUE

1,100,000	Teradata Corp.#	$65,626,000
3,150,000	Yahoo!, Inc.#	49,266,000

		939,052,366

	Materials (2.5%)
925,000	Barrick Gold Corp.	45,787,500
1,650,000	Freeport-McMoRan Copper & Gold, Inc.	66,429,000

		112,216,500

	TOTAL COMMON STOCKS (Cost $1,714,721,155)	2,056,253,002

SHORT TERM INVESTMENT (2.8%)
125,306,548	Fidelity Prime Money Market Fund - Institutional Class (Cost $125,306,548)	125,306,548

TOTAL INVESTMENTS (99.7%) (Cost $3,799,320,423)		4,407,126,078

OTHER ASSETS, LESS LIABILITIES (0.3%)		11,935,892

NET ASSETS (100.0%)		$4,419,061,970

NUMBER OF CONTRACTS		VALUE
WRITTEN OPTIONS (-0.2%)#
	Consumer Discretionary (-0.1%)
1,750	Amazon.com, Inc. Call, 04/21/12, Strike $225.00	$(3,259,376)

	Information Technology (-0.1%)
5,750	Autodesk, Inc. Call, 04/21/12, Strike $40.00	(1,141,375)
15,500	Ebay, Inc. Call, 04/21/12, Strike $35.00	(2,945,000)
30,000	EMC Corp. Call, 01/19/13, Strike $35.00	(1,515,000)

		(5,601,375)

	Materials (0.0%)
6,500	Freeport-McMoRan Copper & Gold, Inc. Put, 01/21/12, Strike $26.50	(351,000)

	TOTAL WRITTEN OPTIONS (Premium $12,790,925)	$(9,211,751)

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Citibank N.A.	British Pound Sterling	01/19/12	84,213,000	$135,293,114	$(2,009,620)
Citibank N.A.	Canadian Dollar	01/19/12	4,613,000	4,619,833	(72,397)
Barclays Bank PLC	Canadian Dollar	01/19/12	1,002,000	1,003,484	(15,278)
Citibank N.A.	Danish Krone	01/19/12	188,076,000	34,950,902	64,541
UBS AG	European Monetary Unit	01/19/12	3,505,000	4,847,329	11,670
Citibank N.A.	New Taiwanese Dollar	01/19/12	779,148,000	26,092,000	(202,384)
Northern Trust Company	Swiss Franc	01/19/12	39,654,000	45,240,578	(1,032,275)

					$(3,255,743)

NOTES TO SCHEDULE OF INVESTMENTS

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At October 31, 2011, the value of 144A securities that could not be exchanged to the registered form is $283,393,788 or 6.4% of net assets.

‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2011.

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $16,277,264.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwanese Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

72	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Global Growth and Income Fund    Schedule of Investments October 31, 2011

PRINCIPAL AMOUNT			VALUE

CONVERTIBLE BONDS (38.0%)
		Consumer Discretionary (3.4%)
74,000,000	HKD	Hengdeli Holdings, Ltd. 2.500%, 10/20/15	$9,764,600
10,000,000		Liberty Media Corp. (Viacom, CBS Corp. - Class B)§ 3.250%, 03/15/31	8,062,500
15,100,000		Omnicom Group, Inc. 0.000%, 07/01/38	16,043,750
13,000,000		Priceline.com, Inc.* 1.250%, 03/15/15	23,026,250

			56,897,100

		Consumer Staples (2.5%)
1,260,000,000	JPY	Asahi Group Holdings, Ltd. 0.000%, 05/26/28	16,089,951
		Unicharm Corp.
1,220,000,000	JPY	0.000%, 09/24/15	16,811,525
640,000,000	JPY	0.000%, 09/24/13	8,678,373

			41,579,849

		Energy (5.8%)
16,400,000		Chesapeake Energy Corp. 2.500%, 05/15/37	16,338,500
4,974,000		Pioneer Natural Resources Company 2.875%, 01/15/38	7,305,562
39,500,000		Subsea 7, SA 2.250%, 10/11/13	45,669,036
21,350,000	EUR	Technip, SA 0.500%, 01/01/16	27,530,408

			96,843,506

		Financials (1.2%)
13,400,000		Affiliated Managers Group, Inc. 3.950%, 08/15/38	14,589,250
3,730,000		Leucadia National Corp. 3.750%, 04/15/14	4,835,012

			19,424,262

		Health Care (4.7%)
23,850,000		Gilead Sciences, Inc. 1.625%, 05/01/16	27,666,000
1,270,000,000	JPY	Sawai Pharmaceutical Company, Ltd. 0.000%, 09/17/15	16,894,896
29,500,000		Shire, PLC 2.750%, 05/09/14	34,021,781

			78,582,677

		Information Technology (11.5%)
17,500,000		Electronic Arts, Inc.* 0.750%, 07/15/16	17,893,750
30,000,000		EMC Corp. 1.750%, 12/01/13	47,887,500
20,400,000		Intel Corp. 3.250%, 08/01/39	25,857,000

PRINCIPAL AMOUNT			VALUE

11,322,000		Nuance Communications, Inc.* 2.750%, 11/01/31	$12,482,505
20,650,000		SanDisk Corp. 1.500%, 08/15/17	24,754,187
14,000,000		Symantec Corp. 1.000%, 06/15/13	16,310,000
12,000,000		TPK Holding Company, Ltd. 0.000%, 04/20/14	10,538,598
11,292,000		VeriFone Systems, Inc. 1.375%, 06/15/12	12,534,120
		Xilinx, Inc.
12,200,000		3.125%, 03/15/37	14,396,000
6,778,000		2.625%, 06/15/17	8,743,620

			191,397,280

		Materials (7.1%)
15,100,000		Anglo American, PLC 4.000%, 05/07/14	21,896,901
14,000,000		AngloGold Ashanti, Ltd. 3.500%, 05/22/14	16,100,000
32,000,000		Goldcorp, Inc. 2.000%, 08/01/14	41,520,000
		Newmont Mining Corp.
11,366,000		1.625%, 07/15/17	17,801,998
8,300,000		1.250%, 07/15/14	12,678,250
5,740,000		3.000%, 02/15/12	8,394,750

			118,391,899

		Telecommunication Services (1.8%)
26,900,000		Billion Express Investments, Ltd. 0.750%, 10/18/15	30,706,769

		TOTAL CONVERTIBLE BONDS (Cost $591,110,780)	633,823,342

SYNTHETIC CONVERTIBLE SECURITIES (11.9%)
Corporate Bonds (1.0%)
		Financials (1.0%)
		Caterpillar, Inc.
100,000,000	CNY	1.350%, 07/12/13	15,547,326
5,500,000	CNY	2.000%, 12/01/12	867,712

		TOTAL CORPORATE BONDS	16,415,038

Sovereign Bonds (10.5%)
		Federal Republic of Brazil
1,400,000	BRL	10.000%, 01/01/12	8,400,742
800,000	BRL	10.000%, 01/01/13	4,790,112
		Government of Canada
27,000,000	CAD	2.000%, 12/01/14	27,701,309
14,100,000	CAD	2.000%, 06/01/16	14,459,449

		Government of New Zealand
10,000,000	NZD	6.000%, 04/15/15	8,781,319
7,800,000	NZD	6.500%, 04/15/13	6,640,335

See accompanying Notes to Schedule of Investments	www.calamos.com	73

Global Growth and Income Fund    Schedule of Investments October 31, 2011

PRINCIPAL AMOUNT			VALUE

		Government of Singapore
19,800,000	SGD	1.375%, 10/01/14	$16,251,574
17,628,000	SGD	2.375%, 04/01/17	15,156,835
4,404,000	SGD	1.125%, 04/01/16	3,591,152
		Kingdom of Norway
112,500,000	NOK	4.250%, 05/19/17	22,198,463
32,000,000	NOK	5.000%, 05/15/15	6,317,913
30,000,000	NOK	6.500%, 05/15/13	5,753,379
213,000,000	SEK	Kingdom of Sweden 3.000%, 07/12/16	34,803,732

		TOTAL SOVEREIGN BONDS	174,846,314

NUMBER OF CONTRACTS			VALUE
Purchased Options (0.4%)#
		Consumer Discretionary (0.1%)
250		Priceline.com, Inc. Call, 01/19/13, Strike $465.00	2,978,750

		Energy (0.1%)
2,550		Chesapeake Energy Corp. Call, 01/19/13, Strike $30.00	1,166,625

		Information Technology (0.2%)
440		Apple, Inc. Call, 01/19/13, Strike $395.00	2,996,400

		TOTAL PURCHASED OPTIONS	7,141,775

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $184,653,949)	198,403,127

NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (3.6%)
		Energy (3.2%)
365,000		Apache Corp. 6.000%	20,549,500
27,900		Chesapeake Energy Corp.* 5.750%	32,709,250

			53,258,750

		Financials (0.4%)
105,000		MetLife, Inc. 5.000%	7,130,550

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $64,027,822)	60,389,300

COMMON STOCKS (44.4%)
		Consumer Discretionary (4.5%)
162,000	EUR	Adidas, AG	11,409,139
700,000	JPY	Nikon Corp.	15,673,763
655,620	CHF	Swatch Group, AG	48,345,615

			75,428,517

NUMBER OF SHARES			VALUE

		Consumer Staples (7.3%)
535,000		Coca-Cola Company	$36,551,200
342,500	EUR	Danone, SA	23,743,091
810,000	GBP	Diageo, PLC	16,763,582
310,000	CHF	Nestlé, SA	17,929,686
200,000	JPY	Unicharm Corp.	8,956,783
315,000		Wal-Mart Stores, Inc.~	17,866,800

			121,811,142

		Energy (3.6%)
440,000		Baker Hughes, Inc.	25,515,600
264,500		Helmerich & Payne, Inc.	14,066,110
274,000		Schlumberger, Ltd.	20,130,780

			59,712,490

		Financials (1.0%)
163,000		Franklin Resources, Inc.	17,380,690

		Health Care (5.0%)
252,000		Johnson & Johnson	16,226,280
550,000	DKK	Novo Nordisk, A/S - Class B	58,391,544
254,642	GBP	Shire, PLC	7,992,092

			82,609,916

		Industrials (1.7%)
710,000	CHF	ABB, Ltd.#	13,366,050
136,000	EUR	Siemens, AG	14,255,642

			27,621,692

		Information Technology (15.6%)
7,995,000	GBP	ARM Holdings, PLC	75,016,187
222,000	EUR	ASML Holding, NV	9,312,673
620,000		Check Point Software Technologies, Ltd.#	35,730,600
1,030,000		Dell, Inc.#	16,284,300
1,060,500	TWD	HTC Corp.	23,833,203
622,500		QUALCOMM, Inc.	32,121,000
807,000	EUR	SAP, AG	48,797,626
1,250,000		Yahoo!, Inc.#	19,550,000

			260,645,589

		Materials (4.6%)
715,000	CAD	Barrick Gold Corp.	35,299,874
558,000		Freeport-McMoRan Copper & Gold, Inc.	22,465,080
364,000	GBP	Rio Tinto, PLC	19,692,010

			77,456,964

		Telecommunication Services (1.1%)
2,400	JPY	KDDI Corp.	17,580,857

		TOTAL COMMON STOCKS (Cost $651,650,313)	740,247,857

74	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Global Growth and Income Fund    Schedule of Investments October 31, 2011

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENT (0.9%)
14,399,227	Fidelity Prime Money Market Fund - Institutional Class (Cost $14,399,227)	$14,399,227

TOTAL INVESTMENTS (98.8%) (Cost $1,505,842,091)		1,647,262,853

OTHER ASSETS, LESS LIABILITIES (1.2%)		19,982,096

NET ASSETS (100.0%)		$1,667,244,949

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
UBS AG	British Pound Sterling	01/19/12	19,334,000	$31,061,203	$(74,794)
Citibank N.A.	British Pound Sterling	01/19/12	81,366,000	130,719,242	(1,941,681)
Citibank N.A.	Canadian Dollar	01/19/12	23,128,000	23,162,256	(362,976)
Citibank N.A.	Danish Krone	01/19/12	287,338,000	53,397,150	98,605
UBS AG	European Monetary Unit	01/19/12	86,490,000	119,613,537	135,227
Citibank N.A.	Hong Kong Dollar	01/19/12	187,831,000	24,190,520	(13,656)
Citibank N.A.	Japanese Yen	01/19/12	7,640,945,000	97,884,354	1,598,050
Citibank N.A.	New Taiwanese Dollar	01/19/12	599,856,000	20,087,894	(155,813)
UBS AG	Norwegian Krone	01/19/12	137,011,000	24,506,300	(104,706)
Northern Trust Company	Swiss Franc	01/19/12	61,583,000	70,259,003	(1,235,242)

					$(2,056,986)

NOTES TO SCHEDULE OF INVESTMENTS

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At October 31, 2011, the value of 144A securities that could not be exchanged to the registered form is $86,111,755 or 5.2% of net assets.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $547,348.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwanese Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE

OCTOBER 31, 2011

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$893,872,331	54.3%
European Monetary Unit	135,048,579	8.2%
British Pound Sterling	119,463,871	7.3%
Japanese Yen	100,686,148	6.1%
Swiss Franc	79,641,351	4.8%
Canadian Dollar	77,460,632	4.7%
Danish Krone	58,391,544	3.5%
Singapore Dollar	34,999,561	2.1%
Swedish Krona	34,803,732	2.1%
Norwegian Krone	34,269,755	2.1%
New Taiwanese Dollar	23,833,203	1.5%
Yuan Renminbi	16,415,038	1.0%
New Zealand Dollar	15,421,654	0.9%
Brazilian Real	13,190,854	0.8%
Hong Kong Dollar	9,764,600	0.6%
Total Investments	$1,647,262,853	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	www.calamos.com	75

Convertible Fund    Schedule of Investments October 31, 2011

PRINCIPAL AMOUNT			VALUE

CONVERTIBLE BONDS (63.8%)
		Consumer Discretionary (4.0%)
23,500,000		International Game Technology 3.250%, 05/01/14	$28,229,375
		Omnicom Group, Inc.
19,400,000		0.000%, 07/01/38	20,612,500
12,000,000		0.000%, 07/31/32	12,000,000
26,000,000		Priceline.com, Inc.* 1.250%, 03/15/15	46,052,500

			106,894,375

		Consumer Staples (3.3%)
15,000,000		Smithfield Foods, Inc. 4.000%, 06/30/13	17,925,000
28,000,000		Tyson Foods, Inc. - Series A 3.250%, 10/15/13	35,945,000
		Unicharm Corp.
1,200,000,000	JPY	0.000%, 09/24/13	16,271,950
1,150,000,000	JPY	0.000%, 09/24/15	15,846,929

			85,988,879

		Energy (5.3%)
48,750,000		Chesapeake Energy Corp. 2.750%, 11/15/35	53,076,563
20,000,000		Pioneer Natural Resources Company 2.875%, 01/15/38	29,375,000
20,000,000		SM Energy Company 3.500%, 04/01/27	31,375,000
18,000,000		Subsea 7, SA 2.250%, 10/11/13	20,811,206
3,684,600	EUR	Technip, SA 0.500%, 01/01/16	4,751,220

			139,388,989

		Financials (0.8%)
3,168,000		Affiliated Managers Group, Inc. 3.950%, 08/15/38	3,449,160
14,250,000		Leucadia National Corp. 3.750%, 04/15/14	18,471,563

			21,920,723

		Health Care (11.9%)
22,500,000		Endo Pharmaceuticals Holdings, Inc. 1.750%, 04/15/15	28,068,750
		Gilead Sciences, Inc.
80,000,000		1.625%, 05/01/16	92,800,000
14,000,000		1.000%, 05/01/14	15,540,000
37,500,000		Hologic, Inc.‡ 2.000%, 12/15/37	39,984,375
9,351,000		LifePoint Hospitals, Inc. 3.500%, 05/15/14	9,678,285
44,000,000		Mylan, Inc. 1.250%, 03/15/12	44,440,000
44,000,000		Shire, PLC 2.750%, 05/09/14	50,744,351

PRINCIPAL AMOUNT		VALUE

2,356,000	Teleflex, Inc. 3.875%, 08/01/17	$2,788,915
10,929,000	Vertex Pharmaceuticals, Inc. 3.350%, 10/01/15	11,762,336
16,000,000	Volcano Corp. 2.875%, 09/01/15	17,680,000

		313,487,012

	Industrials (5.2%)
26,000,000	Danaher Corp. 0.000%, 01/22/21	36,595,000
23,628,000	EnerSys‡ 3.375%, 06/01/38	23,332,650
5,300,000	FTI Consulting, Inc. 3.750%, 07/15/12	6,870,125
13,072,000	Navistar International Corp. 3.000%, 10/15/14	14,706,000
45,100,000	Stanley Black & Decker, Inc.‡ 0.000%, 05/17/12	49,186,962
7,165,000	Trinity Industries, Inc. 3.875%, 06/01/36	6,878,400

		137,569,137

	Information Technology (25.5%)
26,150,000	Anixter International, Inc. 1.000%, 02/15/13	29,255,312
30,000,000	Electronic Arts, Inc.* 0.750%, 07/15/16	30,675,000
72,500,000	EMC Corp. 1.750%, 12/01/13	115,728,125
12,000,000	Equinix, Inc. 2.500%, 04/15/12	12,360,000
78,000,000	Intel Corp. 3.250%, 08/01/39	98,865,000
	Lam Research Corp.*
23,000,000	0.500%, 05/15/16	22,827,500
11,500,000	1.250%, 05/15/18	11,370,625
26,429,000	Microsoft Corp.* 0.000%, 06/15/13	26,957,580
18,267,000	Nuance Communications, Inc.* 2.750%, 11/01/31	20,139,368
24,305,000	ON Semiconductor Corp. 2.625%, 12/15/26	26,644,356
23,000,000	Rovi Corp. 2.625%, 02/15/40	29,123,750
75,000,000	SanDisk Corp. 1.500%, 08/15/17	89,906,250
68,697,000	Symantec Corp. 1.000%, 06/15/13	80,032,005
	Xilinx, Inc.
48,803,000	2.625%, 06/15/17	62,955,870
13,250,000	3.125%, 03/15/37	15,635,000

		672,475,741

76	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Convertible Fund    Schedule of Investments October 31, 2011

PRINCIPAL AMOUNT			VALUE

		Materials (5.6%)
7,082,000		Allegheny Technologies, Inc. 4.250%, 06/01/14	$9,649,225
27,500,000		AngloGold Ashanti, Ltd. 3.500%, 05/22/14	31,625,000
16,977,000		Goldcorp, Inc. 2.000%, 08/01/14	22,027,657
		Newmont Mining Corp.
24,750,000		1.250%, 07/15/14	37,805,625
22,000,000		3.000%, 02/15/12	32,175,000
9,100,000		1.625%, 07/15/17	14,252,875

			147,535,382

		Telecommunication Services (2.2%)
38,000,000		Billion Express Investments, Ltd. 0.750%, 10/18/15	43,377,592
12,000,000		tw telecom, Inc. 2.375%, 04/01/26	13,890,000

			57,267,592

		TOTAL CONVERTIBLE BONDS (Cost $1,529,112,207)	1,682,527,830

SYNTHETIC CONVERTIBLE SECURITIES (13.9%)
Sovereign Bonds (12.2%)
68,000,000	CAD	Government of Canada 2.000%, 12/01/14	69,766,260
		Government of New Zealand
22,000,000	NZD	6.000%, 04/15/15	19,318,901
19,000,000	NZD	6.500%, 04/15/13	16,175,176
		Government of Singapore
44,000,000	SGD	2.375%, 04/01/17	37,831,900
42,000,000	SGD	1.375%, 10/01/14	34,473,036
		Kingdom of Norway
130,000,000	NOK	4.250%, 05/19/17	25,651,558
120,000,000	NOK	6.500%, 05/15/13	23,013,514
115,000,000	NOK	5.000%, 05/15/15	22,704,999
450,000,000	SEK	Kingdom of Sweden 3.000%, 07/12/16	73,529,011

		TOTAL SOVEREIGN BONDS	322,464,355

NUMBER OF CONTRACTS			VALUE
Purchased Options (1.7%)#
		Consumer Discretionary (0.4%)
1,300		Amazon.com, Inc. Call, 01/19/13, Strike $215.00	5,044,000
3,000		Coach, Inc. Call, 01/19/13, Strike $55.00	4,995,000

			10,039,000

		Energy (0.1%)
7,200		Chesapeake Energy Corp. Call, 01/19/13, Strike $35.00	2,138,400

NUMBER OF CONTRACTS			VALUE

		Information Technology (1.0%)
700		Apple, Inc. Call, 01/19/13, Strike $320.00	$7,925,750
5,850		Check Point Software Technologies, Ltd. Call, 01/19/13, Strike $55.00	5,674,500
13,000		Dell, Inc. Call, 01/19/13, Strike $15.00	3,854,500
9,000		Oracle Corp. Call, 01/19/13, Strike $30.00	5,625,000
16,500		Symantec Corp. Call, 01/19/13, Strike $17.50	4,166,250

			27,246,000

		Materials (0.2%)
6,700		Barrick Gold Corp. Call, 01/19/13, Strike $50.00	4,907,750

		TOTAL PURCHASED OPTIONS	44,331,150

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $336,104,016)	366,795,505

NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (6.6%)
		Consumer Staples (1.4%)
375,000		Bunge, Ltd. 4.875%	36,328,125

		Energy (3.5%)
1,225,000		Apache Corp. 6.000%	68,967,500
19,226		Chesapeake Energy Corp.* 5.750%	22,443,779

			91,411,279

		Financials (1.2%)
425,000		Affiliated Managers Group, Inc. 5.150%	17,053,125
215,000		MetLife, Inc. 5.000%	14,600,650

			31,653,775

		Utilities (0.5%)
275,000		NextEra Energy, Inc. 7.000%	14,135,000

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $163,871,446)	173,528,179

COMMON STOCKS (13.7%)
		Consumer Discretionary (1.6%)
90,000		Amazon.com, Inc.#	19,215,900
300,000	CHF	Swatch Group, AG	22,122,090

			41,337,990

See accompanying Notes to Schedule of Investments	www.calamos.com	77

Convertible Fund    Schedule of Investments October 31, 2011

NUMBER OF SHARES		VALUE

	Energy (2.2%)
550,000	Baker Hughes, Inc.	$31,894,500
500,000	Helmerich & Payne, Inc.	26,590,000

		58,484,500

	Financials (1.1%)
320,000	Affiliated Managers Group, Inc.#	29,635,200

	Industrials (2.9%)
520,000	Dover Corp.	28,875,600
1,055,000	Eaton Corp.	47,285,100

		76,160,700

	Information Technology (4.2%)
1,000,000	Autodesk, Inc.#	34,600,000
1,250,000	Microsoft Corp.	33,287,500
850,000	QUALCOMM, Inc.	43,860,000

		111,747,500

	Materials (1.7%)
450,000	Cliffs Natural Resources, Inc.	30,699,000
265,000	Rio Tinto, PLC	14,325,900

		45,024,900

	TOTAL COMMON STOCKS (Cost $280,169,885)	362,390,790

SHORT TERM INVESTMENT (1.8%)
47,849,934	Fidelity Prime Money Market Fund - Institutional Class (Cost $47,849,934)	47,849,934

TOTAL INVESTMENTS (99.8%) (Cost $2,357,107,488)		2,633,092,238

OTHER ASSETS, LESS LIABILITIES (0.2%)		5,902,527

NET ASSETS (100.0%)		$2,638,994,765

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Citibank N.A.	British Pound Sterling	01/19/12	32,636,000	$52,431,645	$(778,810)
Citibank N.A.	Danish Krone	01/19/12	19,692,000	3,659,442	6,758
UBS AG	European Monetary Unit	01/19/12	2,963,000	4,097,756	9,866
Citibank N.A.	Hong Kong Dollar	01/19/12	191,450,000	24,656,606	(14,096)
Citibank N.A.	Japanese Yen	01/19/12	2,244,830,000	28,757,403	469,490
UBS AG	Norwegian Krone	01/19/12	62,436,000	11,167,537	(47,715)
Northern Trust Company	Swiss Franc	01/19/12	17,824,000	20,335,100	(357,517)

					$(712,024)

COUNTER PARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Credit Suisse	Danish Krone	01/19/12	19,692,000	$3,659,442	$11,838

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At October 31, 2011, the value of 144A securities that could not be exchanged to the registered form is $180,466,352 or 6.8% of net assets.

‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2011.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

CAD	Canadian Dollar
CHF	Swiss Franc
EUR	European Monetary Unit
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

78	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Total Return Bond Fund    Schedule of Investments October 31, 2011

PRINCIPAL AMOUNT		VALUE

CORPORATE BONDS (53.7%)
	Consumer Discretionary (2.9%)
1,000,000	DIRECTV Financing Company, Inc. 4.750%, 10/01/14	$1,085,899
1,000,000	DIRECTV Holdings, LLC 3.550%, 03/15/15	1,049,372
1,500,000	Hasbro, Inc. 6.125%, 05/15/14	1,644,595
250,000	J.C. Penney Company, Inc. 9.000%, 08/01/12	264,375
210,000	NetFlix, Inc. 8.500%, 11/15/17	218,925
500,000	Time Warner, Inc. 3.150%, 07/15/15	521,582
1,500,000	Walt Disney Company 6.375%, 03/01/12	1,528,550

		6,313,298

	Consumer Staples (3.5%)
1,000,000	Altria Group, Inc. 9.250%, 08/06/19	1,331,312
1,000,000	Anheuser-Busch InBev, NV 3.000%, 10/15/12	1,020,998
1,000,000	Archer-Daniels-Midland Company‡ 0.446%, 08/13/12	1,001,841
2,000,000	Coca-Cola Company 3.625%, 03/15/14	2,139,894
1,000,000	Kellogg Company 4.450%, 05/30/16	1,113,307
1,000,000	Philip Morris International, Inc. 6.875%, 03/17/14	1,138,845

		7,746,197

	Energy (6.6%)
1,000,000	Alpha Natural Resources, Inc. 6.000%, 06/01/19	997,500
1,000,000	Chesapeake Energy Corp. 6.500%, 08/15/17	1,080,000
1,000,000	ConocoPhillips 5.750%, 02/01/19	1,204,534
814,000	Frontier Oil Corp. 6.875%, 11/15/18	834,350
1,000,000	Hess Corp. 8.125%, 02/15/19	1,289,043
1,000,000	Noble Holding International, Ltd. 3.450%, 08/01/15	1,057,792
2,000,000	Occidental Petroleum Corp. 1.750%, 02/15/17	2,013,604
1,000,000	Pride International, Inc. 8.500%, 06/15/19	1,266,542
1,000,000	Rowan Companies, Inc. 7.875%, 08/01/19	1,195,399

PRINCIPAL AMOUNT			VALUE

2,000,000		Schlumberger Investment, SA* 1.950%, 09/14/16	$2,008,780
1,000,000		SESI, LLC* 6.375%, 05/01/19	1,025,000
500,000		Tennessee Gas Pipeline Company 8.000%, 02/01/16	588,121

			14,560,665

		Financials (7.7%)
1,000,000		AON Corp. 5.000%, 09/30/20	1,097,861
1,500,000		Berkshire Hathaway Finance Corp. 5.000%, 08/15/13	1,614,457
1,000,000		BlackRock, Inc. 3.500%, 12/10/14	1,072,624
		Caterpillar, Inc.
13,000,000	CNY	2.000%, 12/01/12	2,050,956
13,000,000	CNY	1.350%, 07/12/13	2,021,152
250,000		CME Group Index Services, LLC* 4.400%, 03/15/18	265,888
1,000,000		CME Group, Inc. 5.750%, 02/15/14	1,101,394
1,000,000		Franklin Resources, Inc. 3.125%, 05/20/15	1,045,855
1,000,000		John Deere Capital Corp. 3.150%, 10/15/21	1,026,692
1,500,000		JPMorgan Chase & Company‡ 1.216%, 01/24/14	1,491,101
2,000,000		MetLife, Inc.‡* 1.141%, 01/10/14	1,998,654
1,000,000		Prudential Financial, Inc. 4.750%, 09/17/15	1,071,627
1,000,000		US Bancorp 4.200%, 05/15/14	1,081,105

			16,939,366

		Health Care (4.5%)
1,500,000		Biogen Idec, Inc. 6.000%, 03/01/13	1,591,714
1,000,000		Medtronic, Inc. 2.625%, 03/15/16	1,035,125
500,000		Mylan, Inc.* 7.625%, 07/15/17	555,000
1,000,000		Quest Diagnostics, Inc.‡ 1.208%, 03/24/14	1,005,970
2,000,000		St. Jude Medical, Inc. 3.750%, 07/15/14	2,130,690
1,500,000		Teva Pharmaceutical Industries, Ltd. 3.000%, 06/15/15	1,574,304
		Thermo Fisher Scientific, Inc.
1,500,000		2.250%, 08/15/16	1,538,775
500,000		2.050%, 02/21/14	513,959

			9,945,537

See accompanying Notes to Schedule of Investments	www.calamos.com	79

Total Return Bond Fund    Schedule of Investments October 31, 2011

PRINCIPAL AMOUNT		VALUE

	Industrials (8.3%)
3,000,000	Danaher Corp. 1.300%, 06/23/14	$3,035,775
1,500,000	Eaton Corp. 5.750%, 07/15/12	1,554,548
1,500,000	Emerson Electric Company 4.125%, 04/15/15	1,637,025
2,000,000	Fluor Corp. 3.375%, 09/15/21	2,000,774
1,500,000	Goodrich Corp. 6.125%, 03/01/19	1,811,712
	Joy Global, Inc.
1,500,000	6.000%, 11/15/16	1,680,111
1,500,000	5.125%, 10/15/21	1,599,276
1,000,000	Northrop Grumman Corp. 3.700%, 08/01/14	1,060,529
1,495,000	Parker-Hannifin Corp. 5.500%, 05/15/18	1,763,886
500,000	Tyco International, Ltd. 8.500%, 01/15/19	645,675
1,500,000	United Parcel Service, Inc. 3.875%, 04/01/14	1,608,510

		18,397,821

	Information Technology (14.8%)
1,000,000	Adobe Systems, Inc. 3.250%, 02/01/15	1,047,578
	Agilent Technologies, Inc.
1,500,000	5.500%, 09/14/15	1,636,653
500,000	6.500%, 11/01/17	585,931
500,000	2.500%, 07/15/13	506,947
2,000,000	Amphenol Corp. 4.750%, 11/15/14	2,143,246
1,500,000	Analog Devices, Inc. 3.000%, 04/15/16	1,574,337
1,000,000	Anixter International, Inc. 5.950%, 03/01/15	997,500
	Brocade Communications Systems, Inc.
500,000	6.625%, 01/15/18	521,250
100,000	6.875%, 01/15/20	105,250
1,000,000	CA, Inc. 5.375%, 12/01/19	1,086,889
1,000,000	Cisco Systems, Inc.‡ 0.593%, 03/14/14	999,387
3,000,000	eBay, Inc. 3.250%, 10/15/20	3,022,713
2,000,000	Google, Inc. 1.250%, 05/19/14	2,030,638
2,000,000	Intel Corp. 1.950%, 10/01/16	2,043,872
	International Business Machines Corp.
1,050,000	2.100%, 05/06/13	1,074,620
1,000,000	2.000%, 01/05/16	1,024,841
1,000,000	Jabil Circuit, Inc. 7.750%, 07/15/16	1,120,000

PRINCIPAL AMOUNT		VALUE

1,500,000	Juniper Networks, Inc. 3.100%, 03/15/16	$1,534,795
	Lexmark International, Inc.
1,500,000	6.650%, 06/01/18	1,667,370
500,000	5.900%, 06/01/13	529,430
1,500,000	National Semiconductor Corp. 3.950%, 04/15/15	1,618,635
1,500,000	Oracle Corp. 3.750%, 07/08/14	1,627,875
3,000,000	Symantec Corp. 2.750%, 09/15/15	3,034,623
	Xerox Corp.
1,000,000	4.250%, 02/15/15	1,055,288
250,000	1.110%, 05/16/14‡	247,932

		32,837,600

	Materials (4.9%)
1,000,000	Allegheny Technologies, Inc. 9.375%, 06/01/19	1,280,367
	Anglo American, PLC*
1,000,000	9.375%, 04/08/14	1,163,903
1,000,000	4.450%, 09/27/20	996,327
	Barrick Gold Corp.
1,000,000	6.950%, 04/01/19	1,233,752
1,000,000	1.750%, 05/30/14	1,015,382
1,500,000	Newmont Mining Corp. 5.125%, 10/01/19	1,661,659
1,500,000	Potash Corp. of Saskatchewan, Inc. 3.250%, 12/01/17	1,564,343
2,000,000	Rio Tinto Finance USA, Ltd. 1.875%, 11/02/15	2,014,630

		10,930,363

	Telecommunication Services (0.5%)
1,000,000	American Tower Corp. 5.900%, 11/01/21	1,107,357

	TOTAL CORPORATE BONDS (Cost $112,641,285)	118,778,204

CONVERTIBLE BONDS (5.2%)
	Energy (0.8%)
1,600,000	Chesapeake Energy Corp. 2.750%, 11/15/35	1,742,000

	Health Care (0.7%)
1,400,000	Gilead Sciences, Inc. 1.625%, 05/01/16	1,624,000

	Industrials (0.8%)
1,400,000	Stanley Black & Decker, Inc.‡ 0.000%, 05/17/12	1,526,868
298,000	Trinity Industries, Inc. 3.875%, 06/01/36	286,080

		1,812,948

80	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Total Return Bond Fund    Schedule of Investments October 31, 2011

PRINCIPAL AMOUNT			VALUE

		Information Technology (2.9%)
1,500,000		Anixter International, Inc. 1.000%, 02/15/13	$1,678,125
582,000		Nuance Communications, Inc.* 2.750%, 11/01/31	641,655
1,850,000		Symantec Corp. 1.000%, 06/15/13	2,155,250
1,400,000		Xilinx, Inc. 2.625%, 06/15/17	1,806,000

			6,281,030

		TOTAL CONVERTIBLE BONDS (Cost $11,636,603)	11,459,978

SOVEREIGN BONDS (20.6%)
200,000	BRL	Federal Republic of Brazil 10.000%, 01/01/12	1,200,106
8,150,000	CAD	Government of Canada 3.000%, 06/01/14	8,559,401
11,350,000	NZD	Government of New Zealand 6.000%, 04/15/15	9,966,797
10,000,000	SGD	Government of Singapore 2.375%, 04/01/17	8,598,159
45,000,000	NOK	Kingdom of Norway 4.250%, 05/19/17	8,879,386
50,800,000	SEK	Kingdom of Sweden 3.000%, 07/12/16	8,300,608

		TOTAL SOVEREIGN BONDS (Cost $40,863,200)	45,504,457

U.S. GOVERNMENT AND AGENCY SECURITIES (13.2%)
10,000,000		United States Treasury Note 0.750%, 11/30/11	10,007,030
9,000,000		1.000%, 12/31/11	9,015,471
7,000,000		1.875%, 06/15/12	7,077,658
3,000,000		2.625%, 07/31/14	3,183,516

		TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $29,059,706)	29,283,675

RESIDENTIAL MORTGAGE BACKED SECURITIES (4.2%)
		Federal National Mortgage Association
3,054,087		6.000%, 06/01/37	3,386,696
1,542,635		5.500%, 06/01/37	1,676,169
1,441,824		5.636%, 11/01/37‡	1,545,274
793,996		6.500%, 03/01/38	880,420
778,064		6.000%, 05/01/37	862,800
455,213		6.500%, 06/01/36	507,987
316,544		4.696%, 05/01/38‡	338,386

		TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $8,499,518)	9,197,732

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENT (1.9%)
4,300,583	Fidelity Prime Money Market Fund - Institutional Class (Cost $4,300,583)	$4,300,583

TOTAL INVESTMENTS (98.8%) (Cost $207,000,895)		218,524,629

OTHER ASSETS, LESS LIABILITIES (1.2%)		2,647,054

NET ASSETS (100.0%)		$221,171,683

NOTES TO SCHEDULE OF INVESTMENTS

‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2011.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At October 31, 2011, the value of 144A securities that could not be exchanged to the registered form is $7,630,207 or 3.4% of net assets.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
CAD	Canadian Dollar
CNY	Chinese Yuan Renminbi
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency.

See accompanying Notes to Financial Statements	www.calamos.com	81

High Yield Fund    Schedule of Investments October 31, 2011

PRINCIPAL AMOUNT			VALUE

CORPORATE BONDS (82.0%)
		Consumer Discretionary (13.4%)
3,000,000		American Axle & Manufacturing, Inc. 7.875%, 03/01/17	$3,052,500
691,000		Dana Holding Corp. 6.750%, 02/15/21	704,820
4,800,000		Goodyear Tire & Rubber Company~ 8.250%, 08/15/20	5,160,000
3,000,000		Hanesbrands, Inc. 8.000%, 12/15/16	3,255,000
3,000,000		Jaguar Land Rover, PLC* 7.750%, 05/15/18	2,985,000
3,900,000		Lear Corp. 8.125%, 03/15/20	4,290,000
3,300,000		Liberty Media Corp. 8.250%, 02/01/30	3,201,000
3,353,000		Perry Ellis International, Inc. 7.875%, 04/01/19	3,420,060
		Royal Caribbean Cruises, Ltd.
2,750,000		7.500%, 10/15/27	2,674,375
1,000,000		7.250%, 03/15/18~	1,045,000
3,720,000		Wynn Las Vegas, LLC 7.750%, 08/15/20	4,110,600

			33,898,355

		Consumer Staples (3.4%)
2,445,000		Darling International, Inc. 8.500%, 12/15/18	2,756,738
2,500,000		Dean Foods Company 9.750%, 12/15/18	2,693,750
950,000		Elizabeth Arden, Inc. 7.375%, 03/15/21	966,625
2,482,000		JBS USA, LLC* 7.250%, 06/01/21	2,333,080

			8,750,193

		Energy (18.9%)
8,500,000	NOK	Aker Solutions, ASA 8.700%, 06/26/14	1,651,492
2,047,000		Basic Energy Services, Inc.* 7.750%, 02/15/19	2,057,235
2,666,000		Brigham Exploration Company 8.750%, 10/01/18	3,159,210
7,450,000		Calfrac Holdings, LP* 7.500%, 12/01/20	7,189,250
1,250,000		Calumet Specialty Products* 9.375%, 05/01/19	1,193,750
4,000,000		Carrizo Oil & Gas, Inc. 8.625%, 10/15/18	4,080,000
2,000,000		Complete Production Services, Inc. 8.000%, 12/15/16	2,090,000
2,920,000		Concho Resources, Inc. 8.625%, 10/01/17	3,197,400

PRINCIPAL AMOUNT		VALUE

2,303,000	Frontier Oil Corp. 6.875%, 11/15/18	$2,360,575
2,000,000	Helix Energy Solutions Group, Inc.* 9.500%, 01/15/16	2,110,000
3,245,000	HollyFrontier Corp. 9.875%, 06/15/17	3,569,500
2,000,000	Linn Energy, LLC 8.625%, 04/15/20	2,215,000
3,000,000	SESI, LLC* 6.375%, 05/01/19	3,075,000
2,660,000	Swift Energy Company 8.875%, 01/15/20	2,819,600
1,530,000	Trinidad Drilling, Ltd.* 7.875%, 01/15/19	1,610,325
150,000	Unit Corp. 6.625%, 05/15/21	147,750
5,400,000	W & T Offshore, Inc.* 8.500%, 06/15/19	5,535,000

		48,061,087

	Financials (2.8%)
2,134,000	AON Corp. 8.205%, 01/01/27	2,496,191
1,390,000	Chesapeake Oilfield Op/Fin.* 6.625%, 11/15/19	1,431,700
2,800,000	Nuveen Investments, Inc. 10.500%, 11/15/15	2,814,000
425,000	OMEGA Healthcare Investors, Inc. 6.750%, 10/15/22	431,375

		7,173,266

	Health Care (7.5%)
1,654,000	DaVita, Inc. 6.625%, 11/01/20	1,674,675
1,200,000	Fresenius Med* 6.500%, 09/15/18	1,266,000
3,000,000	Giant Funding Corp.* 8.250%, 02/01/18	3,172,500
1,500,000	HealthSouth Corp. 7.250%, 10/01/18	1,507,500
2,000,000	LifePoint Hospitals, Inc. 6.625%, 10/01/20	2,095,000
	Mylan, Inc.*
700,000	7.875%, 07/15/20	787,500
690,000	7.625%, 07/15/17	765,900
4,383,000	Teleflex, Inc. 6.875%, 06/01/19	4,558,320
3,000,000	Warner Chilcott Company, LLC 7.750%, 09/15/18	3,142,500

		18,969,895

	Industrials (13.1%)
5,000,000	Abengoa, SA* 8.875%, 11/01/17	5,075,000

82	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

High Yield Fund    Schedule of Investments October 31, 2011

PRINCIPAL AMOUNT		VALUE

	Belden, Inc.
2,050,000	7.000%, 03/15/17	$2,070,500
275,000	9.250%, 06/15/19	295,625
2,266,000	Boart Longyear Management Pty., Ltd.* 7.000%, 04/01/21	2,249,005
4,600,000	Deluxe Corp.* 7.000%, 03/15/19	4,577,000
2,070,000	Dycom Investments, Inc. 7.125%, 01/15/21	2,038,950
2,000,000	FTI Consulting, Inc. 6.750%, 10/01/20	2,030,000
3,194,000	GeoEye, Inc. 8.625%, 10/01/16	3,401,610
988,000	Polypore International, Inc. 7.500%, 11/15/17	1,012,700
3,000,000	Sensata Technologies Holding, B.V.* 6.500%, 05/15/19	3,015,000
3,135,000	Titan International, Inc. 7.875%, 10/01/17	3,307,425
3,050,000	Triumph Group, Inc. 8.000%, 11/15/17	3,278,750
929,000	Tutor Perini Corp. 7.625%, 11/01/18	870,937

		33,222,502

	Information Technology (12.5%)
800,000	Anixter International, Inc. 5.950%, 03/01/15	798,000
2,520,000	Audatex North America, Inc.* 6.750%, 06/15/18	2,570,400
3,000,000	EH Holding Corp.* 7.625%, 06/15/21	3,120,000
	Equinix, Inc.
3,000,000	7.000%, 07/15/21	3,202,500
1,020,000	8.125%, 03/01/18	1,116,900
305,000	Hynix Semiconductor, Inc.* 7.875%, 06/27/17	314,150
2,800,000	iGATE Corp.* 9.000%, 05/01/16	2,800,000
4,280,000	Jabil Circuit, Inc. 8.250%, 03/15/18	4,986,200
4,305,000	Sanmina-SCI Corp.* 7.000%, 05/15/19	4,154,325
5,800,000	Seagate Technology 6.875%, 05/01/20	5,713,000
2,725,000	ViaSat, Inc. 8.875%, 09/15/16	2,820,375

		31,595,850

	Materials (6.6%)
500,000	Allegheny Ludlum Corp. 6.950%, 12/15/25	552,314
667,000	Boise Cascade Holdings, LLC 7.125%, 10/15/14	655,327

PRINCIPAL AMOUNT			VALUE

1,300,000		Clearwater Paper Corp. 7.125%, 11/01/18	$1,361,750
4,750,000		FMG Resources* 8.250%, 11/01/19	4,821,250
3,700,000		Greif, Inc. 7.750%, 08/01/19	3,996,000
1,090,000		Sealed Air Corp.* 8.125%, 09/15/19	1,185,375
2,760,000		Silgan Holdings, Inc. 7.250%, 08/15/16	2,925,600
500,000		Steel Dynamics, Inc. 7.625%, 03/15/20	532,500
645,000		Union Carbide Corp. 7.875%, 04/01/23	779,631

			16,809,747

		Telecommunication Services (2.5%)
1,350,000		Frontier Communications Corp. 8.250%, 04/15/17	1,447,875
1,764,000		MetroPCS Wireless, Inc. 7.875%, 09/01/18	1,803,690
3,000,000		Windstream Corp. 7.750%, 10/15/20	3,150,000

			6,401,565

		Utilities (1.3%)
3,000,000		AES Corp. 7.750%, 10/15/15	3,240,000

		TOTAL CORPORATE BONDS (Cost $202,540,827)	208,122,460

CONVERTIBLE BONDS (3.4%)
		Materials (3.4%)
4,400,000		AngloGold Ashanti, Ltd. 3.500%, 05/22/14	5,060,000
2,370,000		Newmont Mining Corp. 3.000%, 02/15/12	3,466,125

		TOTAL CONVERTIBLE BONDS (Cost $7,891,522)	8,526,125

SOVEREIGN BONDS (1.5%)
		Federal Republic of Brazil
500,000	BRL	10.000%, 01/01/12	3,000,265
130,000	BRL	10.000%, 01/01/13	778,393

		TOTAL SOVEREIGN BONDS (Cost $3,632,772)	3,778,658

NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (4.5%)
		Consumer Staples (1.0%)
27,971		Bunge, Ltd. 4.875%	2,709,691

See accompanying Notes to Schedule of Investments	www.calamos.com	83

High Yield Fund    Schedule of Investments October 31, 2011

NUMBER OF SHARES		VALUE

	Energy (2.5%)
65,000	Apache Corp. 6.000%	$3,659,500
2,250	Chesapeake Energy Corp.* 5.750%	2,615,625

		6,275,125

	Utilities (1.0%)
50,000	NextEra Energy, Inc. 7.000%	2,570,000

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $11,808,174)	11,554,816

NUMBER OF UNITS		VALUE
STRUCTURED EQUITY-LINKED SECURITIES (0.5%)+*
	Information Technology (0.5%)
53,200	Barclays Capital, Inc. (EMC Corp.) 8.000%, 12/23/11 (Cost $1,473,108)	1,332,128

NUMBER OF SHARES		VALUE
EXCHANGE-TRADED FUNDS (2.1%)
	Financials (1.0%)
65,500	SPDR Barclays Capital High Yield Bond ETF	2,552,535

	Other (1.1%)
30,000	iShares iBoxx High Yield Corporate Bond Fund	2,678,400

	TOTAL EXCHANGE-TRADED FUNDS (Cost $5,243,132)	5,230,935

SHORT TERM INVESTMENT (12.3%)
31,160,770	Fidelity Prime Money Market Fund - Institutional Class (Cost $31,160,770)	31,160,770

TOTAL INVESTMENTS (106.3%) (Cost $263,750,305)		269,705,892

LIABILITIES, LESS OTHER ASSETS (-6.3%)		(15,965,460)

NET ASSETS (100.0%)		$253,740,432

NOTES TO SCHEDULE OF INVESTMENTS

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $1,055,750.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At October 31, 2011, the value of 144A securities that could not be exchanged to the registered form is $46,379,313 or 18.3% of net assets.

+	Structured equity-linked securities are designed to simulate the characteristics of the equity security in the parenthetical.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
NOK	Norwegian Krone

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency.

84	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Market Neutral Income Fund    Schedule of Investments October 31, 2011

PRINCIPAL AMOUNT		VALUE

CONVERTIBLE BONDS (28.1%)
	Consumer Discretionary (3.1%)
6,992,000	Best Buy Company, Inc. 2.250%, 01/15/22	$7,018,220
10,100,000	Coinstar, Inc. 4.000%, 09/01/14	13,912,750
5,600,000	D.R. Horton, Inc.~ 2.000%, 05/15/14	6,188,000
12,500,000	Gaylord Entertainment Company* 3.750%, 10/01/14	13,828,125
8,000,000	Iconix Brand Group, Inc.* 2.500%, 06/01/16	7,680,000
4,500,000	MGM Resorts International~ 4.250%, 04/15/15	4,511,250
7,000,000	Sirius XM Radio, Inc.* 7.000%, 12/01/14	8,890,000
6,800,000	Virgin Media, Inc. 6.500%, 11/15/16	10,302,000

		72,330,345

	Consumer Staples (1.4%)
17,800,000	Smithfield Foods, Inc.~ 4.000%, 06/30/13	21,271,000
9,500,000	Tyson Foods, Inc. - Series A~ 3.250%, 10/15/13	12,195,625

		33,466,625

	Energy (1.9%)
6,000,000	Newpark Resources, Inc. 4.000%, 10/01/17	6,772,500
10,000,000	Petroleum Development Corp.* 3.250%, 05/15/16	9,350,000
27,500,000	SESI, LLC~‡ 1.500%, 12/15/26	27,603,125

		43,725,625

	Financials (1.2%)
7,000,000	Affiliated Managers Group, Inc. 3.950%, 08/15/38	7,621,250
3,800,000	Jefferies Group, Inc. 3.875%, 11/01/29	3,363,000
13,800,000	Knight Capital Group, Inc. 3.500%, 03/15/15	13,058,250
4,000,000	PHH Corp. 4.000%, 09/01/14	4,005,000

		28,047,500

	Health Care (5.3%)
25,100,000	AMERIGROUP Corp.~ 2.000%, 05/15/12	33,571,250
17,460,000	Cephalon, Inc. 2.500%, 05/01/14	21,803,175
2,000,000	Charles River Laboratories International, Inc.~ 2.250%, 06/15/13	1,980,000

PRINCIPAL AMOUNT		VALUE

1,800,000	Gilead Sciences, Inc. 0.625%, 05/01/13	$2,135,250
10,000,000	Integra LifeSciences Holdings Corp.* 1.625%, 12/15/16	8,775,000
7,500,000	Kinetic Concepts, Inc.* 3.250%, 04/15/15	10,856,250
12,000,000	LifePoint Hospitals, Inc. 3.500%, 05/15/14	12,420,000
10,000,000	Onyx Pharmaceuticals, Inc. 4.000%, 08/15/16	13,112,500
9,000,000	PSS World Medical, Inc.* 3.125%, 08/01/14	11,103,750
4,000,000	Vertex Pharmaceuticals, Inc. 3.350%, 10/01/15	4,305,000
3,000,000	Volcano Corp. 2.875%, 09/01/15	3,315,000

		123,377,175

	Industrials (1.7%)
2,400,000	Altra Holdings, Inc.* 2.750%, 03/01/31	2,064,000
9,800,000	Covanta Holding Corp. 3.250%, 06/01/14	10,804,500
6,500,000	General Cable Corp.~ 0.875%, 11/15/13	6,183,125
11,000,000	Navistar International Corp. 3.000%, 10/15/14	12,375,000
6,500,000	Terex Corp. 4.000%, 06/01/15	8,238,750

		39,665,375

	Information Technology (10.1%)
17,800,000	Alliance Data Systems Corp.~ 1.750%, 08/01/13	24,608,500
4,000,000	Arris Group, Inc.~ 2.000%, 11/15/26	4,097,500
5,500,000	BroadSoft, Inc.* 1.500%, 07/01/18	5,802,500
20,000,000	CACI International, Inc.~ 2.125%, 05/01/14	23,275,000
3,000,000	Cadence Design Systems, Inc. 2.625%, 06/01/15	4,766,250
10,900,000	Ciena Corp.* 3.750%, 10/15/18	10,682,000
5,625,000	Comtech Telecommunications Corp. 3.000%, 05/01/29	6,363,281
12,605,000	Concur Technologies, Inc.* 2.500%, 04/15/15	14,275,162
14,300,000	EMC Corp. 1.750%, 12/01/11	21,825,375
	Equinix, Inc.
9,300,000	3.000%, 10/15/14	10,241,625
7,000,000	4.750%, 06/15/16	9,563,750
8,150,000	FEI Company~ 2.875%, 06/01/13	11,858,250

See accompanying Notes to Schedule of Investments	www.calamos.com	85

Market Neutral Income Fund    Schedule of Investments October 31, 2011

PRINCIPAL AMOUNT		VALUE

5,000,000	InterDigital, Inc.* 2.500%, 03/15/16	$5,312,500
2,000,000	JDS Uniphase Corp. 1.000%, 05/15/26	1,962,500
5,000,000	Mentor Graphics Corp.* 4.000%, 04/01/31	4,693,750
10,750,000	Micron Technology, Inc. 1.875%, 06/01/27	9,339,063
20,000,000	Microsoft Corp.~* 0.000%, 06/15/13	20,400,000
10,000,000	NetApp, Inc. 1.750%, 06/01/13	13,775,000
5,200,000	Photronics, Inc.* 3.250%, 04/01/16	5,011,500
5,700,000	SanDisk Corp. 1.500%, 08/15/17	6,832,875
12,634,000	Tech Data Corp. 2.750%, 12/15/26	12,839,303
5,300,000	TTM Technologies, Inc. 3.250%, 05/15/15	5,677,625
4,200,000	Vishay Intertechnology, Inc.* 2.250%, 11/15/40	3,948,000

		237,151,309

	Materials (2.3%)
5,000,000	Allegheny Technologies, Inc. 4.250%, 06/01/14	6,812,500
10,000,000	Goldcorp, Inc. 2.000%, 08/01/14	12,975,000
2,950,000	Horsehead Holding Corp.* 3.800%, 07/01/17	2,787,750
7,450,000	Owens-Brockway Glass Container, Inc.* 3.000%, 06/01/15	6,900,562
7,700,000	Steel Dynamics, Inc. 5.125%, 06/15/14	8,239,000
15,000,000	United States Steel Corp. 4.000%, 05/15/14	16,462,500

		54,177,312

	Telecommunication Services (1.1%)
12,500,000	SBA Communications Corp. 1.875%, 05/01/13	13,593,750
11,300,000	tw telecom, Inc. 2.375%, 04/01/26	13,079,750

		26,673,500

	TOTAL CONVERTIBLE BONDS (Cost $629,085,247)	658,614,766

U.S. GOVERNMENT AND AGENCY SECURITY (4.3%)
100,000,000	U.S. Treasury Note~ 2.125%, 08/15/21 (Cost $98,622,922)	99,578,600

PRINCIPAL AMOUNT		VALUE

SYNTHETIC CONVERTIBLE SECURITIES (15.5%)
Corporate Bonds (5.4%)
	Consumer Discretionary (0.9%)
5,000,000	DISH Network Corp. 7.125%, 02/01/16	$5,337,500
500,000	Express, LLC 8.750%, 03/01/18	538,750
5,000,000	Hanesbrands, Inc.‡ 3.770%, 12/15/14	4,987,500
6,000,000	Jarden Corp. 8.000%, 05/01/16	6,562,500
3,000,000	Royal Caribbean Cruises, Ltd. 7.000%, 06/15/13	3,157,500

		20,583,750

	Consumer Staples (0.2%)
4,000,000	Constellation Brands, Inc. 7.250%, 09/01/16	4,395,000

	Energy (1.3%)
2,000,000	Arch Coal, Inc. 8.750%, 08/01/16	2,195,000
3,847,000	Arch Western Finance, LLC 6.750%, 07/01/13	3,895,088
2,000,000	Basic Energy Services, Inc. 7.125%, 04/15/16	2,040,000
6,130,000	Berry Petroleum Company~ 8.250%, 11/01/16	6,390,525
1,870,000	Bristow Group, Inc. 7.500%, 09/15/17	1,954,150
5,000,000	Complete Production Services, Inc. 8.000%, 12/15/16	5,225,000
2,554,000	Frontier Oil Corp. 8.500%, 09/15/16	2,707,240
2,330,000	HollyFrontier Corp. 9.875%, 06/15/17	2,563,000
4,105,000	SESI, LLC~ 6.875%, 06/01/14	4,125,525

		31,095,528

	Financials (0.2%)
5,000,000	Leucadia National Corp. 8.125%, 09/15/15	5,425,000

	Health Care (0.6%)
640,000	Bio-Rad Laboratories, Inc. 8.000%, 09/15/16	700,800
5,000,000	Community Health Systems, Inc. 8.875%, 07/15/15	5,131,250
4,000,000	Mylan, Inc.* 7.625%, 07/15/17	4,440,000
5,000,000	Valeant Pharmaceuticals International, Inc.* 6.500%, 07/15/16	5,025,000

		15,297,050

86	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments October 31, 2011

PRINCIPAL AMOUNT			VALUE

		Industrials (1.0%)
3,000,000		Alliant Techsystems, Inc. 6.750%, 04/01/16	$3,090,000
5,000,000		Belden, Inc. 7.000%, 03/15/17	5,050,000
4,000,000		Deluxe Corp. 7.375%, 06/01/15	4,050,000
2,500,000		FTI Consulting, Inc. 7.750%, 10/01/16	2,618,750
4,000,000		H&E Equipment Services, Inc. 8.375%, 07/15/16	4,070,000
3,710,000		WESCO Distribution, Inc. 7.500%, 10/15/17	3,821,300

			22,700,050

		Information Technology (0.7%)
10,000,000		Anixter International, Inc.~ 5.950%, 03/01/15	9,975,000
5,000,000		Jabil Circuit, Inc. 7.750%, 07/15/16	5,600,000

			15,575,000

		Materials (0.4%)
5,000,000		Ball Corp. 7.125%, 09/01/16	5,437,500
3,000,000		Silgan Holdings, Inc.~ 7.250%, 08/15/16	3,180,000

			8,617,500

		Telecommunication Services (0.1%)
2,538,000		Frontier Communications Corp. 6.250%, 01/15/13	2,607,795

		TOTAL CORPORATE BONDS	126,296,673

Sovereign Bonds (10.0%)
1,800,000	BRL	Federal Republic of Brazil 10.000%, 01/01/13	10,777,752
		Government of Canada
20,000,000	CAD	2.000%, 06/01/16	20,509,857
10,000,000	CAD	1.500%, 06/01/12	10,065,413
5,000,000	CAD	2.000%, 03/01/14	5,120,592
5,000,000	CAD	1.750%, 03/01/13	5,068,523
5,000,000	CAD	1.250%, 12/01/11	5,017,758
		Government of New Zealand
27,000,000	NZD	6.000%, 11/15/11	21,866,538
16,000,000	NZD	6.000%, 04/15/15	14,050,110
		Government of Singapore
21,000,000	SGD	1.625%, 04/01/13	17,078,499
19,493,000	SGD	1.125%, 04/01/16	15,895,168
12,000,000	SGD	1.375%, 10/01/14	9,849,439
6,434,000	SGD	2.375%, 04/01/17	5,532,055
		Kingdom of Norway
127,000,000	NOK	4.250%, 05/19/17	25,059,599
110,000,000	NOK	5.000%, 05/15/15	21,717,825
287,500,000	SEK	Kingdom of Sweden 3.000%, 07/12/16	46,976,868

		TOTAL SOVEREIGN BONDS	234,585,996

NUMBER OF CONTRACTS		VALUE

Purchased Options (0.1%)#
	Energy (0.1%)
	El Paso Corp.
2,000	Call, 01/19/13, Strike $20.00	$1,160,000
2,000	Call, 01/19/13, Strike $17.50	1,590,000
2,850	Patterson-UTI Energy, Inc. Call, 01/21/12, Strike $31.00	21,375

		2,771,375

	Information Technology (0.0%)
300	OpenTable, Inc. Call, 01/21/12, Strike $95.00	3,750

	TOTAL PURCHASED OPTIONS	2,775,125

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $345,286,033)	363,657,794

NUMBER OF SHARES		VALUE
COMMON STOCKS (48.5%)
	Consumer Discretionary (3.8%)
66,000	Amazon.com, Inc.#	14,091,660
85,000	CBS Corp. - Class B	2,193,850
69,000	Coach, Inc.	4,489,830
270,500	Comcast Corp. - Class A	6,343,225
190,000	DIRECTV - Class A#	8,637,400
118,000	Home Depot, Inc.	4,224,400
115,000	McDonald’s Corp.	10,677,750
10,000	Priceline.com, Inc.#	5,077,200
150,000	Starbucks Corp.	6,351,000
85,000	Target Corp.	4,653,750
40,000	Time Warner Cable, Inc.	2,547,600
130,000	TJX Companies, Inc.	7,660,900
248,300	Walt Disney Company	8,660,704
40,000	Yum! Brands, Inc.	2,142,800

		87,752,069

	Consumer Staples (5.6%)
192,000	Altria Group, Inc.	5,289,600
100,000	Archer-Daniels-Midland Company	2,894,000
360,000	Coca-Cola Company	24,595,200
55,000	Colgate-Palmolive Company	4,970,350
80,000	Costco Wholesale Corp.	6,660,000
130,000	CVS Caremark Corp.	4,719,000
75,000	Kimberly-Clark Corp.	5,228,250
100,000	Kraft Foods, Inc. - Class A	3,518,000
21,000	Mead Johnson Nutrition Company	1,508,850
160,800	PepsiCo, Inc.	10,122,360
147,500	Philip Morris International, Inc.	10,305,825
422,800	Procter & Gamble Company	27,054,972
389,500	Wal-Mart Stores, Inc.	22,092,440

See accompanying Notes to Schedule of Investments	www.calamos.com	87

Market Neutral Income Fund    Schedule of Investments October 31, 2011

NUMBER OF SHARES		VALUE

75,000	Walgreen Company	$2,490,000

		131,448,847

	Energy (5.9%)
117,500	Apache Corp.	11,706,525
135,000	Baker Hughes, Inc.	7,828,650
195,000	Chesapeake Energy Corp.	5,483,400
277,500	Chevron Corp.	29,151,375
131,500	ConocoPhillips	9,158,975
420,820	Exxon Mobil Corp.	32,861,834
219,000	Halliburton Company	8,181,840
105,000	Marathon Oil Corp.	2,733,150
52,500	Marathon Petroleum Corp.	1,884,750
50,000	National Oilwell Varco, Inc.	3,566,500
175,000	Occidental Petroleum Corp.	16,264,500
137,000	Schlumberger, Ltd.	10,065,390

		138,886,889

	Financials (4.8%)
97,000	Aflac, Inc.	4,373,730
110,000	American Express Company	5,568,200
200,000	Bank of New York Mellon Corp.	4,256,000
200,000	Berkshire Hathaway, Inc. - Class B#	15,572,000
11,000	BlackRock, Inc.	1,735,690
14,250	CME Group, Inc.	3,926,730
35,100	Franklin Resources, Inc.	3,742,713
28,000	Goldman Sachs Group, Inc.	3,067,400
667,700	JPMorgan Chase & Company	23,209,252
84,140	MetLife, Inc.	2,958,362
49,000	Prudential Financial, Inc.	2,655,800
83,000	T. Rowe Price Group, Inc.	4,385,720
91,000	Travelers Companies, Inc.	5,309,850
627,500	US Bancorp	16,057,725
625,000	Wells Fargo & Company	16,193,750

		113,012,922

	Health Care (5.7%)
257,800	Abbott Laboratories	13,887,686
45,000	Aetna, Inc.	1,789,200
65,000	Agilent Technologies, Inc.#	2,409,550
109,000	Amgen, Inc.	6,242,430
60,000	Baxter International, Inc.	3,298,800
200,200	Bristol-Myers Squibb Company	6,324,318
30,000	Covidien, PLC	1,411,200
10,000	Intuitive Surgical, Inc.#	4,338,600
538,750	Johnson & Johnson	34,690,112
200,000	Medtronic, Inc.	6,948,000
344,200	Merck & Company, Inc.	11,874,900
1,083,600	Pfizer, Inc.	20,870,136

NUMBER OF SHARES		VALUE

65,000	St. Jude Medical, Inc.	$2,535,000
115,000	Stryker Corp.	5,509,650
105,000	Thermo Fisher Scientific, Inc.#	5,278,350
125,000	UnitedHealth Group, Inc.	5,998,750

		133,406,682

	Industrials (4.9%)
136,000	3M Company	10,746,720
121,000	Caterpillar, Inc.	11,429,660
85,000	CSX Corp.	1,887,850
20,000	Cummins, Inc.	1,988,600
40,000	Danaher Corp.	1,934,000
120,000	Eaton Corp.	5,378,400
60,000	Emerson Electric Company	2,887,200
58,000	FedEx Corp.	4,746,140
2,077,500	General Electric Company	34,715,025
229,000	Honeywell International, Inc.	11,999,600
30,000	Norfolk Southern Corp.	2,219,700
25,000	Union Pacific Corp.	2,489,250
82,500	United Parcel Service, Inc.	5,794,800
200,000	United Technologies Corp.	15,596,000

		113,812,945

	Information Technology (10.5%)
50,000	Accenture, PLC - Class A	3,013,000
140,000	Altera Corp.	5,308,800
97,250	Apple, Inc.#	39,364,855
80,000	Autodesk, Inc.#	2,768,000
58,000	Automatic Data Processing, Inc.	3,035,140
575,000	Cisco Systems, Inc.	10,654,750
40,000	Cognizant Technology Solutions Corp. - Class A#	2,910,000
325,000	Corning, Inc.	4,644,250
210,000	Dell, Inc.#	3,320,100
120,000	eBay, Inc.#	3,819,600
85,500	Electronic Arts, Inc.#	1,996,425
53,900	Google, Inc.#	31,943,296
550,500	Intel Corp.	13,509,270
134,200	International Business Machines Corp.	24,777,346
95,000	Jabil Circuit, Inc.	1,953,200
12,000	MasterCard, Inc. - Class A	4,166,880
928,400	Microsoft Corp.	24,723,292
110,000	NVIDIA Corp.#	1,628,000
1,029,500	Oracle Corp.	33,736,715
427,100	QUALCOMM, Inc.	22,038,360
25,000	Salesforce.com, Inc.#	3,329,250
120,000	Texas Instruments, Inc.	3,687,600

		246,328,129

88	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments October 31, 2011

NUMBER OF SHARES		VALUE

	Materials (5.4%)
130,000	Dow Chemical Company	$3,624,400
123,000	E.I. du Pont de Nemours and Company	5,912,610
218,000	Freeport-McMoRan Copper & Gold, Inc.	8,776,680
52,000	Monsanto Company	3,783,000
54,000	Newmont Mining Corp.	3,608,820
90,000	Nucor Corp.	3,400,200
45,000	PPG Industries, Inc.	3,888,450
558,000	SPDR Gold Trust#	93,375,720

		126,369,880

	Telecommunication Services (1.3%)
600,100	AT&T, Inc.	17,588,932
335,000	Verizon Communications, Inc.	12,388,300

		29,977,232

	Utilities (0.6%)
62,000	Dominion Resources, Inc.	3,198,580
169,600	Duke Energy Corp.	3,463,233
75,000	Edison International	3,045,000
100,000	Southern Company	4,320,000

		14,026,813

	TOTAL COMMON STOCKS (Cost $1,185,484,225)	1,135,022,408

NUMBER OF CONTRACTS		VALUE
PURCHASED OPTIONS (0.2%)#
	Consumer Discretionary (0.0%)
500	MGM Resorts International Put, 03/17/12, Strike $7.00	17,000

	Health Care (0.0%)
350	Brookdale Senior Living, Inc. Put, 01/21/12, Strike $7.50	5,250

	Materials (0.1%)
	SPDR Gold Trust
4,130	Put, 01/21/12, Strike $138.00	392,350
3,756	Call, 01/21/12, Strike $185.00	1,008,486
1,450	Put, 01/21/12, Strike $125.00	66,700
1,310	Call, 01/21/12, Strike $171.00	841,675

		2,309,211

	Other (0.1%)
	S & P 500 Index
1,000	Put, 11/19/11, Strike $1,150.00	685,000
1,000	Put, 12/30/11, Strike $1,025.00	895,000
900	Put, 11/19/11, Strike $1,135.00	499,500
500	Put, 11/19/11, Strike $1,125.00	242,500
500	Put, 12/17/11, Strike $1,130.00	792,500

		3,114,500

	TOTAL PURCHASED OPTIONS (Cost $19,418,315)	5,445,961

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENT (1.5%)
34,085,523	Fidelity Prime Money Market Fund - Institutional Class (Cost $34,085,523)	$34,085,523

TOTAL INVESTMENTS (98.1%) (Cost $2,311,982,265)		2,296,405,052

OTHER ASSETS, LESS LIABILITIES (1.9%)		45,448,984

NET ASSETS (100.0%)		$2,341,854,036

PRINCIPAL AMOUNT		VALUE
U.S. GOVERNMENT AND AGENCY SECURITY SOLD SHORT (-5.3%)#
(125,000,000)	U.S. Treasury Note 0.125%, 09/30/13 (Proceeds $124,632,145)	(124,702,000)

NUMBER OF SHARES		VALUE
COMMON STOCKS SOLD SHORT (-11.2%)#
	Consumer Discretionary (-1.2%)
(195,500)	Coinstar, Inc.	(9,333,170)
(122,700)	D.R. Horton, Inc.	(1,365,651)
(242,200)	Gaylord Entertainment Company	(5,665,058)
(115,200)	Iconix Brand Group, Inc.	(2,067,840)
(94,600)	MGM Resorts International	(1,089,792)
(2,237,000)	Sirius XM Radio, Inc.	(4,004,230)
(227,500)	Virgin Media, Inc.	(5,546,450)

		(29,072,191)

	Consumer Staples (-0.8%)
(497,400)	Smithfield Foods, Inc.	(11,370,564)
(358,300)	Tyson Foods, Inc. - Class A	(6,915,190)

		(18,285,754)

	Energy (-0.3%)
(355,000)	Newpark Resources, Inc.	(3,170,150)
(130,000)	Petroleum Development Corp.	(3,394,300)

		(6,564,450)

	Financials (-0.3%)
(17,840)	Affiliated Managers Group, Inc.	(1,652,163)
(14,550)	Jefferies Group, Inc.	(192,933)
(269,900)	Knight Capital Group, Inc.	(3,371,051)
(62,000)	PHH Corp.	(1,143,900)

		(6,360,047)

	Health Care (-2.5%)
(524,900)	AMERIGROUP Corp.	(29,200,187)
(9,225)	Charles River Laboratories International, Inc.	(297,783)
(25,000)	Gilead Sciences, Inc.	(1,041,500)

See accompanying Notes to Schedule of Investments	www.calamos.com	89

Market Neutral Income Fund    Schedule of Investments October 31, 2011

NUMBER OF SHARES		VALUE

(101,200)	Integra LifeSciences Holdings Corp.	$(3,244,472)
(73,000)	Kinetic Concepts, Inc.	(4,992,470)
(80,150)	LifePoint Hospitals, Inc.	(3,098,599)
(160,250)	Onyx Pharmaceuticals, Inc.	(6,559,032)
(303,850)	PSS World Medical, Inc.	(6,760,663)
(49,600)	Vertex Pharmaceuticals, Inc.	(1,963,664)
(68,300)	Volcano Corp.	(1,702,719)

		(58,861,089)

	Industrials (-0.7%)
(47,625)	Altra Holdings, Inc.	(700,087)
(289,930)	Covanta Holding Corp.	(4,250,374)
(32,100)	General Cable Corp.	(900,084)
(115,300)	Navistar International Corp.	(4,850,671)
(279,900)	Terex Corp.	(4,657,536)

		(15,358,752)

	Information Technology (-4.1%)
(158,900)	Alliance Data Systems Corp.	(16,277,716)
(72,500)	Arris Group, Inc.	(780,100)
(80,000)	BroadSoft, Inc.	(2,880,000)
(182,500)	CACI International Inc - Class A	(10,017,425)
(317,900)	Cadence Design Systems, Inc.	(3,519,153)
(257,900)	Ciena Corp.	(3,399,122)
(76,800)	Comtech Telecommunications Corp.	(2,542,848)
(133,000)	Concur Technologies, Inc.	(6,187,160)
(453,800)	EMC Corp.	(11,122,638)
(87,000)	Equinix, Inc.	(8,352,870)
(208,680)	FEI Company	(8,297,117)
(42,300)	InterDigital, Inc.	(1,837,935)
(110,000)	Mentor Graphics Corp.	(1,249,600)
(446,550)	Micron Technology, Inc.	(2,496,214)
(200,000)	NetApp, Inc.	(8,192,000)
(274,480)	Photronics, Inc.	(1,720,990)
(85,300)	SanDisk Corp.	(4,322,151)
(159,400)	TTM Technologies, Inc.	(1,780,498)
(184,000)	Vishay Intertechnology, Inc.	(1,978,000)

		(96,953,537)

	Materials (-0.8%)
(59,500)	Allegheny Technologies, Inc.	(2,760,800)
(106,400)	Goldcorp, Inc.	(5,196,576)
(101,000)	Horsehead Holding Corp.	(876,680)
(35,150)	Owens-Illinois, Inc.	(705,812)
(154,300)	Steel Dynamics, Inc.	(1,927,207)
(282,000)	United States Steel Corp.	(7,151,520)

		(18,618,595)

NUMBER OF SHARES		VALUE

	Telecommunication Services (-0.5%)
(137,000)	SBA Communications Corp.	$(5,218,330)
(357,100)	tw telecom, Inc.	(6,606,350)

		(11,824,680)

	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $245,095,996)	(261,899,095)

NUMBER OF CONTRACTS		VALUE
WRITTEN OPTIONS (-1.6%)#
	Consumer Discretionary (0.0%)
850	D.R. Horton, Inc. Call, 01/19/13, Strike $12.50	(140,675)

	Information Technology (0.0%)
350	Broadsoft, Inc. Call, 05/19/12, Strike $40.00	(215,250)
5,800	Microsoft Corp. Call, 01/19/13, Strike $32.50	(429,200)
1,800	Tech Data Corp. Call, 12/17/11, Strike $55.00	(85,500)

		(729,950)

	Materials (-0.2%)
250	Allegheny Technologies, Inc. Call, 04/21/12, Strike $52.50	(111,250)
	SPDR Gold Trust
4,130	Call, 01/21/12, Strike $168.00	(3,190,425)
1,450	Call, 01/21/12, Strike $155.00	(2,265,625)

		(5,567,300)

	Other (-1.4%)
	S & P 500 Index
1,000	Call, 11/19/11, Strike $1,250.00	(3,000,000)
1,000	Call, 12/17/11, Strike $1,200.00	(8,390,000)
1,000	Call, 01/21/12, Strike $1,300.00	(3,210,000)
900	Call, 12/17/11, Strike $1,300.00	(2,331,000)
850	Call, 12/17/11, Strike $1,250.00	(4,335,000)
800	Call, 12/17/11, Strike $1,350.00	(548,000)
800	Call, 01/21/12, Strike $1,250.00	(4,608,000)
500	Call, 11/19/11, Strike $1,225.00	(2,310,000)
500	Call, 12/17/11, Strike $1,275.00	(1,595,000)
400	Call, 12/17/11, Strike $1,285.00	(1,088,000)

		(31,415,000)

	TOTAL WRITTEN OPTIONS (Premium $26,271,461)	(37,852,925)

90	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments October 31, 2011

NOTES TO SCHEDULE OF INVESTMENTS

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities aggregate is $197,376,145.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At October 31, 2011, the value of 144A securities that could not be exchanged to the registered form is $144,069,037 or 6.2% of net assets.

‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2011.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
CAD	Canadian Dollar
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	91

Statements of Assets and Liabilities    October 31, 2011

	GROWTH FUND	VALUE FUND	BLUE CHIP FUND	DISCOVERY GROWTH FUND	INTERNATIONAL GROWTH FUND
ASSETS
Investments in securities, at cost	$6,397,106,676	$37,608,504	$51,486,629	$32,358,694	$481,935,846

Investments in securities, at value	$7,863,657,718	$41,537,292	$60,393,705	$35,742,087	$524,758,633
Cash with custodian (interest bearing)	—	—	—	—	—
Restricted cash for short positions (interest bearing)	—	—	—	—	—
Due from investment advisor	—	19,077	22,783	4,954	150,125
Foreign currency (cost $70,038)	—	—	—	—	70,365
Unrealized appreciation on forward foreign currency contracts	1,520,344	46,444	25,520	—	—
Receivables:
Accrued interest and dividends	2,466,551	50,109	58,597	1,513	751,252
Investments sold	91,973,937	—	—	1,353,467	10,079,476
Fund shares sold	7,463,494	2,245	39,156	81,665	8,593,131
Prepaid expenses	112,021	17,034	16,669	30,298	35,105
Other assets	736,955	68,599	61,731	4,572	60,271

Total assets	7,967,931,020	41,740,800	60,618,161	37,218,556	544,498,358

LIABILITIES
Securities sold short, at value (proceeds $-)	—	—	—	—	—
Options written, at value (premium $-)	—	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	4,655,532	31,195	26,489	—	—
Payables:
Investments purchased	205,777,582	—	—	760,281	7,100,854
Fund shares redeemed	20,495,490	8,082	47,369	25,289	1,071,622
Dividends payable	—	—	—	—	—
Affiliates:
Investment advisory fees	5,144,508	34,165	49,205	28,986	474,491
Distribution fees	82,246	347	530	294	3,618
Deferred compensation to trustees	736,955	68,599	61,731	4,572	60,271
Financial accounting fees	71,963	390	562	331	4,780
Trustees’ fees and officer compensation	11,529	687	714	679	1,324
Other accounts payable and accrued liabilities	3,953,129	33,620	34,043	21,442	198,443

Total liabilities	240,928,934	177,085	220,643	841,874	8,915,403

NET ASSETS	$7,727,002,086	$41,563,715	$60,397,518	$36,376,682	$535,582,955

COMPOSITION OF NET ASSETS
Paid in capital	$5,944,697,797	$43,626,567	$64,300,345	$35,038,222	$553,129,736
Undistributed net investment income (loss)	2,634,811	(75,979)	(52,661)	(69,829)	(82,658)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	316,320,258	(5,930,634)	(12,756,155)	(1,975,104)	(60,301,816)
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	1,463,349,220	3,943,761	8,905,989	3,383,393	42,837,693

NET ASSETS	$7,727,002,086	$41,563,715	$60,397,518	$36,376,682	$535,582,955

CLASS A SHARES†
Net assets applicable to shares outstanding	$4,232,942,154	$23,963,744	$22,702,437	$23,462,859	$238,763,971
Shares outstanding	82,908,099	2,130,362	1,835,297	1,948,460	14,630,354
Net asset value and redemption price per share	$51.06	$11.25	$12.37	$12.04	$16.32

Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$53.61	$11.81	$12.99	$12.64	$17.13

CLASS B SHARES†**
Net assets applicable to shares outstanding	$335,792,150	$2,308,295	$2,892,780	$1,450,932	$13,499,952
Shares outstanding	6,657,405	220,084	245,489	121,645	861,567
Net asset value and redemption price per share	$50.44	$10.49	$11.78	$11.93	$15.67

CLASS C SHARES†**
Net assets applicable to shares outstanding	$1,517,046,960	$3,973,994	$10,152,605	$2,523,643	$53,354,728
Shares outstanding	32,862,619	379,151	861,132	211,575	3,409,529
Net asset value and redemption price per share	$46.16	$10.48	$11.79	$11.93	$15.65

CLASS I SHARES†
Net assets applicable to shares outstanding	$1,628,191,085	$11,226,629	$24,546,666	$7,737,997	$226,297,664
Shares outstanding	29,219,470	979,844	1,970,506	641,079	13,737,624
Net asset value and redemption price per share	$55.72	$11.46	$12.46	$12.07	$16.47

CLASS R SHARES†
Net assets applicable to shares outstanding	$13,029,737	$91,053	$103,030	$1,201,251	$3,666,640
Shares outstanding	258,306	8,158	8,391	100,000	226,851
Net asset value and redemption price per share	$50.44	$11.16	$12.28	$12.01	$16.16

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

92	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Assets and Liabilities    October 31, 2011

	EVOLVING WORLD GROWTH FUND		GLOBAL EQUITY FUND	GROWTH AND INCOME FUND	GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND
ASSETS
Investments in securities, at cost	$191,419,281		$120,055,598	$3,799,320,423	$1,505,842,091	$2,357,107,488

Investments in securities, at value	$201,586,284		$127,809,894	$4,407,126,078	$1,647,262,853	$2,633,092,238
Cash with custodian (interest bearing)	—		—	—	—	—
Restricted cash for short positions (interest bearing)	—		—	—	—	—
Due from investment advisor	—		37,501	—	—	—
Foreign currency (cost $-)	—		—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—		47,391	11,670	1,918,676	21,704
Receivables:
Accrued interest and dividends	312,439		117,177	14,406,295	5,851,913	12,168,674
Investments sold	—		1,437,749	6,207,171	18,721,565	10,951,825
Fund shares sold	5,617,565		2,349,921	14,431,141	1,527,416	523,337
Prepaid expenses	39,469		20,359	87,903	48,979	68,898
Other assets	22,818		33,756	342,821	120,631	169,149

Total assets	207,578,575		131,853,748	4,442,613,079	1,675,452,033	2,656,995,825

LIABILITIES
Securities sold short, at value (proceeds $-)	—		—	—	—	—
Options written, at value (premium $12,790,925)	—		—	9,211,751	—	—
Unrealized depreciation on forward foreign currency contracts	—		392,990	3,267,413	3,975,662	721,890
Payables:
Investments purchased	1,648,059		1,426,236	—	796,346	9,589,525
Fund shares redeemed	100,134		75,482	6,476,110	1,507,678	5,000,275
Dividends payable	—		—	—	—	—
Affiliates:
Investment advisory fees	158,998		112,558	2,420,001	1,304,086	1,501,766
Distribution fees	1,030		750	57,330	11,430	25,886
Deferred compensation to trustees	22,818		33,756	342,821	120,631	169,149
Financial accounting fees	1,651		1,169	41,398	15,739	25,266
Trustees’ fees and officer compensation	866		796	6,738	2,984	4,533
Other accounts payable and accrued liabilities	71,829		50,363	1,727,547	472,528	962,770

Total liabilities	2,005,385		2,094,100	23,551,109	8,207,084	18,001,060

NET ASSETS	$205,573,190		$129,759,648	$4,419,061,970	$1,667,244,949	$2,638,994,765

COMPOSITION OF NET ASSETS
Paid in capital	$195,141,236		$127,539,381	$3,816,619,987	$1,529,958,919	$2,169,253,124
Undistributed net investment income (loss)	(136,359)		320,943	(6,636,236)	(1,171,050)	(32,059,394)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	396,358		(5,515,956)	969,604	(882,649)	226,537,575
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	10,171,955	*	7,415,280	608,108,615	139,339,729	275,263,460

NET ASSETS	$205,573,190		$129,759,648	$4,419,061,970	$1,667,244,949	$2,638,994,765

CLASS A SHARES†
Net assets applicable to shares outstanding	$104,365,388		$51,525,227	$2,017,174,742	$373,595,366	$1,269,501,338
Shares outstanding	8,367,062		4,243,564	62,809,614	34,696,200	65,843,472
Net asset value and redemption price per share	$12.47		$12.14	$32.12	$10.77	$19.28

Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$13.09		$12.75	$33.72	$11.31	$20.24

CLASS B SHARES†**
Net assets applicable to shares outstanding	$1,815,099		$2,603,289	$184,988,575	$30,770,417	$21,516,651
Shares outstanding	147,338		220,160	5,071,777	2,836,502	940,098
Net asset value and redemption price per share	$12.32		$11.82	$36.47	$10.85	$22.89

CLASS C SHARES†**
Net assets applicable to shares outstanding	$8,913,376		$10,359,211	$1,344,781,236	$282,801,004	$584,428,218
Shares outstanding	723,930		877,700	41,729,173	27,858,412	30,525,437
Net asset value and redemption price per share	$12.31		$11.80	$32.23	$10.15	$19.15

CLASS I SHARES†
Net assets applicable to shares outstanding	$89,205,075		$63,563,168	$856,631,635	$978,510,860	$759,414,973
Shares outstanding	7,115,228		5,203,330	27,272,236	89,268,772	41,948,455
Net asset value and redemption price per share	$12.54		$12.22	$31.41	$10.96	$18.10

CLASS R SHARES†
Net assets applicable to shares outstanding	$1,274,252		$1,708,753	$15,485,782	$1,567,302	$4,133,585
Shares outstanding	102,319		142,193	484,662	146,932	215,137
Net asset value and redemption price per share	$12.45		$12.02	$31.95	$10.67	$19.21

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

*	Net of deferred foreign capital gains tax of $3,342.

See accompanying Notes to Financial Statements	www.calamos.com	93

Statements of Assets and Liabilities    October 31, 2011

	TOTAL RETURN BOND FUND		HIGH YIELD FUND	MARKET NEUTRAL INCOME FUND
ASSETS
Investments in securities, at cost	$207,000,895		$263,750,305	$2,311,982,265

Investments in securities, at value	$218,524,629		$269,705,892	$2,296,405,052
Cash with custodian (interest bearing)	—		—	6,112,817
Restricted cash for short positions (interest bearing)	—		—	363,835,388
Due from investment advisor	12,698		—	—
Foreign currency (cost $-)	—		—	—
Unrealized appreciation on forward foreign currency contracts	—		—	—
Receivables:
Accrued interest and dividends	1,735,130		4,336,353	11,480,411
Investments sold	1,357,639		1,683,875	138,276,854
Fund shares sold	185,534		643,149	9,308,804
Prepaid expenses	39,581		20,073	84,927
Other assets	38,257		77,947	151,384

Total assets	221,893,468		276,467,289	2,825,655,637

LIABILITIES
Securities sold short, at value (proceeds $369,728,141)	—		—	386,601,095
Options written, at value (premium $26,271,461)	—		—	37,852,925
Unrealized depreciation on forward foreign currency contracts	—		—	—
Payables:
Investments purchased	66,911		21,105,747	51,984,848
Fund shares redeemed	406,822		1,116,575	4,721,395
Dividends payable	34,823		153,747	—
Affiliates:
Investment advisory fees	102,785		143,335	1,335,489
Distribution fees	2,538		2,625	17,671
Deferred compensation to trustees	38,257		77,947	151,384
Financial accounting fees	2,134		2,182	22,344
Trustees’ fees and officer compensation	943		954	3,918
Other accounts payable and accrued liabilities	66,572		123,745	1,110,532

Total liabilities	721,785		22,726,857	483,801,601

NET ASSETS	$221,171,683		$253,740,432	$2,341,854,036

COMPOSITION OF NET ASSETS
Paid in capital	$208,035,721		$244,557,179	$2,450,725,487
Undistributed net investment income (loss)	1,713,165		(262,466)	460,291
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	(99,087)		3,490,521	(65,283,921)
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	11,521,884		5,955,198	(44,047,821)

NET ASSETS	$221,171,683		$253,740,432	$2,341,854,036

CLASS A SHARES†
Net assets applicable to shares outstanding	$115,089,934		$182,514,905	$1,282,438,286
Shares outstanding	10,333,736		18,854,285	105,882,680
Net asset value and redemption price per share	$11.14		$9.68	$12.11

Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$11.57	#	$10.16	$12.71

CLASS B SHARES†**
Net assets applicable to shares outstanding	$14,192,805		$9,765,870	$18,147,364
Shares outstanding	1,274,467		967,852	1,423,754
Net asset value and redemption price per share	$11.14		$10.09	$12.75

CLASS C SHARES†**
Net assets applicable to shares outstanding	$48,611,723		$39,763,679	$299,733,476
Shares outstanding	4,366,364		3,970,927	24,381,660
Net asset value and redemption price per share	$11.13		$10.01	$12.29

CLASS I SHARES†
Net assets applicable to shares outstanding	$41,639,119		$21,423,559	$738,421,158
Shares outstanding	3,740,032		2,213,216	61,553,093
Net asset value and redemption price per share	$11.13		$9.68	$12.00

CLASS R SHARES†
Net assets applicable to shares outstanding	$1,638,102		$272,419	$3,113,752
Shares outstanding	147,059		28,165	257,778
Net asset value and redemption price per share	$11.14		$9.67	$12.08

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

#	For Total Return Bond Fund, maximum offering price per share is Net asset value plus 3.75% of offering price.

94	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Operations    Year Ended October 31, 2011

	GROWTH FUND	VALUE FUND	BLUE CHIP FUND	DISCOVERY GROWTH FUND	INTERNATIONAL GROWTH FUND
INVESTMENT INCOME
Interest	$3,940,326	$1,753	$15,125	$—	$—
Dividends	54,107,062	814,606	751,413	132,997	5,914,072
Dividend taxes withheld	(1,014,267)	(22,948)	(22,629)	(334)	(568,588)

Total investment income	57,033,121	793,411	743,909	132,663	5,345,484

EXPENSES
Investment advisory fees	70,744,156	483,979	640,735	321,128	4,165,209
Performance fees	—	—	—	—	489,762
Distribution fees
Class A	12,385,328	68,333	61,110	51,899	468,644
Class B	4,531,767	32,488	37,518	14,734	159,907
Class C	17,344,095	49,039	109,778	22,450	537,585
Class R	59,808	465	527	6,558	8,869
Transfer agent fees	12,879,624	64,208	56,734	20,857	433,571
Printing and mailing fees	1,408,748	8,820	9,367	6,371	67,571
Financial accounting fees	993,342	5,510	7,297	3,657	47,442
Custodian fees	529,717	8,806	12,157	8,389	131,536
Accounting fees	430,593	16,454	17,293	15,414	37,440
Trustees’ fees and officer compensation	251,043	14,012	14,419	13,557	23,651
Audit fees	197,561	12,999	13,388	12,660	22,511
Registration fees	166,688	59,175	59,237	26,325	75,781
Legal fees	123,465	7,285	7,479	6,884	11,889
Dividend and interest expense on short positions	—	—	—	—	—
Offering costs	—	—	—	70,034	—
Other	336,791	8,067	6,414	2,284	22,808

Total expenses	122,382,726	839,640	1,053,453	603,201	6,704,176
Less expense reductions	—	(72,665)	(84,562)	(106,041)	(376,561)

Net expenses	122,382,726	766,975	968,891	497,160	6,327,615

NET INVESTMENT INCOME (LOSS)	(65,349,605)	26,436	(224,982)	(364,497)	(982,131)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	473,022,895	4,086,026	6,297,248	(1,337,125)	36,792,865
Purchased options	(229,166,343)	(1,680,311)	(1,876,557)	(463,957)	(11,669,722)
Foreign currency transactions	(21,538,762)	(154,227)	(477,627)	1,620	(794,558)
Written options	—	—	—	—	—
Short positions	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(20,833,073)	(1,897,512)	(2,865,468)	711,537	(23,014,436)
Purchased options	200,393,561	1,407,571	1,528,516	21,957	7,302,779
Foreign currency translations	(3,179,945)	11,193	(1,552)	—	(4,726)
Written options	—	—	—	—	—
Short positions	—	—	—	—	—

NET GAIN (LOSS)	398,698,333	1,772,740	2,604,560	(1,065,968)	8,612,202

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$333,348,728	$1,799,176	$2,379,578	$(1,430,465)	$7,630,071

See accompanying Notes to Financial Statements	www.calamos.com	95

Statements of Operations    Year Ended October 31, 2011

	EVOLVING WORLD GROWTH FUND	GLOBAL EQUITY FUND	GROWTH AND INCOME FUND	GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND
INVESTMENT INCOME
Interest	$375,072	$7,421	$70,453,593	$23,094,200	$79,298,945
Dividends	2,463,179	951,997	47,734,719	16,237,414	21,949,317
Dividend taxes withheld	(184,533)	(80,844)	(654,178)	(1,093,889)	(242,231)

Total investment income	2,653,718	878,574	117,534,134	38,237,725	101,006,031

EXPENSES
Investment advisory fees	1,758,319	901,148	29,267,134	15,544,907	22,016,539
Performance fees	—	78,822	—	—	—
Distribution fees
Class A	189,865	100,815	4,874,153	953,662	4,045,647
Class B	19,685	28,745	2,507,222	393,066	330,326
Class C	59,308	93,468	13,626,302	3,005,096	6,694,405
Class R	6,700	7,721	65,734	7,869	19,508
Transfer agent fees	105,503	73,510	4,799,832	1,115,091	3,073,113
Printing and mailing fees	13,960	14,048	565,540	122,204	376,835
Financial accounting fees	18,204	10,264	499,605	187,203	372,545
Custodian fees	82,575	36,175	284,092	212,428	196,441
Accounting fees	26,234	20,277	233,670	102,421	181,635
Trustees’ fees and officer compensation	16,950	15,051	130,635	56,456	116,598
Audit fees	15,929	14,407	109,595	49,433	79,038
Registration fees	60,725	65,411	154,382	105,121	213,408
Legal fees	8,729	7,732	41,802	25,057	52,885
Dividend and interest expense on short positions	—	—	—	—	—
Offering costs	—	—	—	—	—
Other	16,469	24,893	152,957	72,827	122,957

Total expenses	2,399,155	1,492,487	57,312,655	21,952,841	37,891,880
Less expense reductions	—	(91,063)	—	—	—

Net expenses	2,399,155	1,401,424	57,312,655	21,952,841	37,891,880

NET INVESTMENT INCOME (LOSS)	254,563	(522,850)	60,221,479	16,284,884	63,114,151

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	6,179,827	6,821,531	321,178,493	150,307,473	265,488,345
Purchased options	(3,671,943)	(2,061,115)	(65,370,403)	(26,219,139)	(19,866,608)
Foreign currency transactions	(334,102)	(346,612)	(7,847,630)	(22,012,941)	(6,772,296)
Written options	—	—	221,614	—	(1,028,714)
Short positions	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(9,443,321)*	(3,404,524)	(66,710,445)	(51,796,806)	(182,457,085)
Purchased options	1,839,467	1,207,419	63,058,844	15,020,169	(16,841,293)
Foreign currency translations	4,728	(132,390)	(3,410,359)	1,932,807	1,212,365
Written options	—	—	3,579,174	—	—
Short positions	—	—	—	—	—

NET GAIN (LOSS)	(5,425,344)	2,084,309	244,699,288	67,231,563	39,734,714

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(5,170,781)	$1,561,459	$304,920,767	$83,516,447	$102,848,865

*	Net of change of $(82,406) in deferred capital gains tax.

96	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Operations    Year Ended October 31, 2011

	TOTAL RETURN BOND FUND	HIGH YIELD FUND	MARKET NEUTRAL INCOME FUND
INVESTMENT INCOME
Interest	$6,981,141	$17,954,019	$44,767,491
Dividends	9,077	1,811,736	24,790,189
Dividend taxes withheld	—	—	—

Total investment income	6,990,218	19,765,755	69,557,680

EXPENSES
Investment advisory fees	1,172,341	2,051,027	15,739,636
Performance fees	—	—	—
Distribution fees
Class A	272,150	459,134	3,235,065
Class B	163,734	132,421	214,147
Class C	441,687	439,730	3,285,961
Class R	7,522	1,300	14,410
Transfer agent fees	140,689	323,724	3,237,012
Printing and mailing fees	19,600	29,831	434,571
Financial accounting fees	24,276	31,140	262,618
Custodian fees	16,509	20,379	104,976
Accounting fees	39,975	44,750	158,777
Trustees’ fees and officer compensation	18,296	20,213	81,252
Audit fees	16,770	17,619	63,480
Registration fees	62,809	67,659	200,537
Legal fees	9,482	11,999	38,896
Dividend and interest expense on short positions	—	—	1,826,809
Offering costs	—	—	—
Other	11,167	20,577	100,720

Total expenses	2,417,007	3,671,503	28,998,867
Less expense reductions	(145,211)	—	—

Net expenses	2,271,796	3,671,503	28,998,867

NET INVESTMENT INCOME (LOSS)	4,718,422	16,094,252	40,558,813

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	3,088,488	12,721,168	101,768,387
Purchased options	—	(3,319,298)	(15,822,923)
Foreign currency transactions	29,719	21,986	676,448
Written options	—	—	(15,363,447)
Short positions	—	—	(31,478,921)
Change in net unrealized appreciation/(depreciation) on:
Investments	(3,225,823)	(19,165,349)	(15,417,541)
Purchased options	—	2,459,786	(5,618,749)
Foreign currency translations	(32,844)	(2,519)	(845,422)
Written options	—	—	(2,939,381)
Short positions	—	—	17,565,530

NET GAIN (LOSS)	(140,460)	(7,284,226)	32,523,981

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,577,962	$8,810,026	$73,082,794

See accompanying Notes to Financial Statements	www.calamos.com	97

Statements of Changes in Net Assets

	GROWTH FUND		VALUE FUND		BLUE CHIP FUND
	YEAR ENDED OCTOBER 31, 2011	YEAR ENDED OCTOBER 31, 2010	YEAR ENDED OCTOBER 31, 2011	YEAR ENDED OCTOBER 31, 2010	YEAR ENDED OCTOBER 31, 2011	YEAR ENDED OCTOBER 31, 2010
OPERATIONS
Net investment income (loss)	$(65,349,605)	$(44,599,780)	$26,436	$(18,111)	$(224,982)	$(175,442)
Net realized gain (loss)	222,317,790	539,963,704	2,251,488	(3,816,348)	3,943,064	1,123,965
Change in unrealized appreciation/(depreciation)	176,380,543	1,037,843,496	(478,748)	6,388,952	(1,338,504)	7,581,203

Net increase (decrease) in net assets resulting from operations	333,348,728	1,533,207,420	1,799,176	2,554,493	2,379,578	8,529,726

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—	—	(84,203)	—	(59,038)
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	(89,615)	—	(102,413)
Class R	—	—	—	(25)	—	—
Net realized gains
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Class R	—	—	—	—	—	—
Return of capital
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Class R	—	—	—	—	—	—

Total distributions	—	—	—	(173,843)	—	(161,451)

CAPITAL SHARE TRANSACTIONS	(900,316,614)	(1,227,679,026)	(19,038,248)	(7,027,100)	(4,840,062)	(14,789,734)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(566,967,886)	305,528,394	(17,239,072)	(4,646,450)	(2,460,484)	(6,421,459)

NET ASSETS
Beginning of year	$8,293,969,972	$7,988,441,578	$58,802,787	$63,449,237	$62,858,002	$69,279,461

End of year	7,727,002,086	8,293,969,972	41,563,715	58,802,787	60,397,518	62,858,002

Undistributed net investment income (loss)	$2,634,811	$1,008,630	$(75,979)	$(58,801)	$(52,661)	$(52,219)

98	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	DISCOVERY GROWTH FUND		INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND
	YEAR ENDED OCTOBER 31, 2011	YEAR ENDED OCTOBER 31, 2010*	YEAR ENDED OCTOBER 31, 2011	YEAR ENDED OCTOBER 31, 2010	YEAR ENDED OCTOBER 31, 2011	YEAR ENDED OCTOBER 31, 2010
OPERATIONS
Net investment income (loss)	$(364,497)	$(72,479)	$(982,131)	$(912,339)	$254,563	$524,716
Net realized gain (loss)	(1,799,462)	(11,120)	24,328,585	808,497	2,173,782	(1,743,245)
Change in unrealized appreciation/(depreciation)	733,494	2,649,899	(15,716,383)	50,640,572	(7,599,126)	14,974,915

Net increase (decrease) in net assets resulting from operations	(1,430,465)	2,566,300	7,630,071	50,536,730	(5,170,781)	13,756,386

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(17,972)	—	—	—	(162,959)	(123,921)
Class B	—	—	—	—	—	(1,322)
Class C	—	—	—	—	(3)	(2,896)
Class I	(6,039)	—	—	(94,524)	(240,077)	(197,463)
Class R	—	—	—	—	—	(4,205)
Net realized gains
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Class R	—	—	—	—	—	—
Return of capital
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Class R	—	—	—	—	—	—

Total distributions	(24,011)	—	—	(94,524)	(403,039)	(329,807)

CAPITAL SHARE TRANSACTIONS	16,865,867	18,398,991	229,257,961	32,459,552	106,833,895	47,658,534

TOTAL INCREASE (DECREASE) IN NET ASSETS	15,411,391	20,965,291	236,888,032	82,901,758	101,260,075	61,085,113

NET ASSETS
Beginning of year	$20,965,291	$—	$298,694,923	$215,793,165	$104,313,115	$43,228,002

End of year	36,376,682	20,965,291	535,582,955	298,694,923	205,573,190	104,313,115

Undistributed net investment income (loss)	$(69,829)	$(72,479)	$(82,658)	$(83,422)	$(136,359)	$242,407

*	Discovery Growth Fund commenced operations June 1, 2010.

See accompanying Notes to Financial Statements	www.calamos.com	99

Statements of Changes in Net Assets

	GLOBAL EQUITY FUND		GROWTH AND INCOME FUND		GLOBAL GROWTH AND INCOME FUND
	YEAR ENDED OCTOBER 31, 2011	YEAR ENDED OCTOBER 31, 2010	YEAR ENDED OCTOBER 31, 2011	YEAR ENDED OCTOBER 31, 2010	YEAR ENDED OCTOBER 31, 2011	YEAR ENDED OCTOBER 31, 2010
OPERATIONS
Net investment income (loss)	$(522,850)	$(338,704)	$60,221,479	$76,539,240	$16,284,884	$17,343,719
Net realized gain (loss)	4,413,804	(1,451,100)	248,182,074	(36,964,417)	102,075,393	(33,877,871)
Change in unrealized appreciation/(depreciation)	(2,329,495)	10,762,237	(3,482,786)	393,048,774	(34,843,830)	145,788,130

Net increase (decrease) in net assets resulting from operations	1,561,459	8,972,433	304,920,767	432,623,597	83,516,447	129,253,978

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—	(25,957,322)	(40,190,764)	—	(1,061,896)
Class B	—	—	(1,619,274)	(4,392,370)	—	(132,928)
Class C	—	—	(10,595,096)	(20,575,709)	—	(822,026)
Class I	—	—	(12,473,313)	(14,932,140)	—	(1,703,930)
Class R	—	—	(154,174)	(148,260)	—	(1,850)
Net realized gains
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Class R	—	—	—	—	—	—
Return of capital
Class A	—	—	—	—	—	(4,643,442)
Class B	—	—	—	—	—	(581,263)
Class C	—	—	—	—	—	(3,594,540)
Class I	—	—	—	—	—	(7,450,914)
Class R	—	—	—	—	—	(8,090)

Total distributions	—	—	(50,799,179)	(80,239,243)	—	(20,000,879)

CAPITAL SHARE TRANSACTIONS	75,692,471	10,070,467	170,193,154	(100,773,146)	180,939,135	506,191,307

TOTAL INCREASE (DECREASE) IN NET ASSETS	77,253,930	19,042,900	424,314,742	251,611,208	264,455,582	615,444,406

NET ASSETS
Beginning of year	$52,505,718	$33,462,818	$3,994,747,228	$3,743,136,020	$1,402,789,367	$787,344,961

End of year	129,759,648	52,505,718	4,419,061,970	3,994,747,228	1,667,244,949	1,402,789,367

Undistributed net investment income (loss)	$320,943	$161,477	$(6,636,236)	$(6,097,767)	$(1,171,050)	$(2,676,066)

100	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	CONVERTIBLE FUND		TOTAL RETURN BOND FUND		HIGH YIELD FUND
	YEAR ENDED OCTOBER 31, 2011	YEAR ENDED OCTOBER 31, 2010	YEAR ENDED OCTOBER 31, 2011	YEAR ENDED OCTOBER 31, 2010	YEAR ENDED OCTOBER 31, 2011	YEAR ENDED OCTOBER 31, 2010
OPERATIONS
Net investment income (loss)	$63,114,151	$84,583,045	$4,718,422	$5,672,483	$16,094,252	$18,246,869
Net realized gain (loss)	237,820,727	146,257,165	3,118,207	3,391,836	9,423,856	7,877,258
Change in unrealized appreciation/(depreciation)	(198,086,013)	93,242,820	(3,258,667)	5,655,756	(16,708,082)	9,547,401

Net increase (decrease) in net assets resulting from operations	102,848,865	324,083,030	4,577,962	14,720,075	8,810,026	35,671,528

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(20,535,534)	(65,085,255)	(2,766,649)	(5,300,119)	(11,829,284)	(14,966,160)
Class B	(147,375)	(1,680,678)	(310,482)	(976,880)	(710,814)	(1,207,457)
Class C	(4,920,598)	(19,517,505)	(803,600)	(1,926,896)	(2,409,652)	(3,048,067)
Class I	(14,980,646)	(27,604,643)	(1,197,027)	(2,412,429)	(2,094,172)	(2,530,031)
Class R	(41,109)	(64,788)	(33,900)	(66,398)	(16,309)	(14,596)
Net realized gains
Class A	(54,633,170)	—	(924,221)	—	—	—
Class B	(1,239,349)	—	(170,079)	—	—	—
Class C	(21,557,539)	—	(396,193)	—	—	—
Class I	(30,982,002)	—	(391,713)	—	—	—
Class R	(105,836)	—	(11,594)	—	—	—
Return of capital
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Class R	—	—	—	—	—	—

Total distributions	(149,143,158)	(113,952,869)	(7,005,458)	(10,682,722)	(17,060,231)	(21,766,311)

CAPITAL SHARE TRANSACTIONS	(704,942,659)	263,598,957	(11,531,073)	31,582,277	(59,999,470)	16,050,182

TOTAL INCREASE (DECREASE) IN NET ASSETS	(751,236,952)	473,729,118	(13,958,569)	35,619,630	(68,249,675)	29,955,399

NET ASSETS
Beginning of year	$3,390,231,717	$2,916,502,599	$235,130,252	$199,510,622	$321,990,107	$292,034,708

End of year	2,638,994,765	3,390,231,717	221,171,683	235,130,252	253,740,432	321,990,107

Undistributed net investment income (loss)	$(32,059,394)	$(25,006,613)	$1,713,165	$231,750	$(262,466)	$(885,515)

See accompanying Notes to Financial Statements	www.calamos.com	101

Statements of Changes in Net Assets

	MARKET NEUTRAL INCOME FUND
	YEAR ENDED OCTOBER 31, 2011	YEAR ENDED OCTOBER 31, 2010
OPERATIONS
Net investment income (loss)	$40,558,813	$35,439,101
Net realized gain (loss)	39,779,544	(28,426,318)
Change in unrealized appreciation/(depreciation)	(7,255,563)	100,576,776

Net increase (decrease) in net assets resulting from operations	73,082,794	107,589,559

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(21,334,226)	(12,185,653)
Class B	(165,280)	(93,642)
Class C	(2,811,375)	(1,486,913)
Class I	(12,657,072)	(5,301,885)
Class R	(41,268)	(14,234)
Net realized gains
Class A	—	—
Class B	—	—
Class C	—	—
Class I	—	—
Class R	—	—
Return of capital
Class A	—	—
Class B	—	—
Class C	—	—
Class I	—	—
Class R	—	—

Total distributions	(37,009,221)	(19,082,327)

CAPITAL SHARE TRANSACTIONS	199,946,278	529,744,194

TOTAL INCREASE (DECREASE) IN NET ASSETS	236,019,851	618,251,426

NET ASSETS
Beginning of year	$2,105,834,185	$1,487,582,759

End of year	2,341,854,036	2,105,834,185

Undistributed net investment income (loss)	$460,291	$2,269,420

102	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies

Organization.  CALAMOS INVESTMENT TRUST, a Massachusetts business trust organized December 21, 1987 (the "Trust"), consists of thirteen series, Growth Fund, Value Fund, Blue Chip Fund, Discovery Growth Fund, International Growth Fund, Evolving World Growth Fund, Global Equity Fund, Growth and Income Fund, Global Growth and Income Fund, Convertible Fund, Total Return Bond Fund, High Yield Fund and Market Neutral Income Fund (each a "Fund" and collectively the "Funds"). The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust currently offers Class A, Class C, Class I and Class R shares of each of the Funds. Class B shares continue to be outstanding, but are no longer an offered class of shares.

Fund Valuation.  The valuation of the Funds’ investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time the Fund determines its net asset value ("NAV"). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV.

When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange ("NYSE") is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the respective Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the respective Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

Each Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

www.calamos.com	103

Notes to Financial Statements

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions.  Investment transactions are recorded on a trade date basis. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation.  Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds and Classes.  Expenses directly attributable to a Fund are charged to that Fund; certain other common expenses of the Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis. Expenses directly attributable to a particular class of a fund in the Trust are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day plus current day fund share activity.

Use of Estimates.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Income Taxes.  No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Funds’ taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting on fixed income securities. A Fund also may treat a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. The financial statements are not adjusted for temporary differences.

The Funds recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2007 – 2010 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

104	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

Indemnifications.  Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Funds’ management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC ("Calamos Advisors"), each Fund pays a monthly investment advisory fee based on the average daily net assets of the Fund, as shown below:

AVERAGE DAILY NET ASSETS	GROWTH FUND ANNUAL RATE	EVOLVING WORLD GROWTH FUND ANNUAL RATE	TOTAL RETURN BOND FUND ANNUAL RATE	VALUE FUND, BLUE CHIP FUND, DISCOVERY GROWTH FUND, INTERNATIONAL GROWTH FUND*, GLOBAL EQUITY FUND*, GLOBAL GROWTH AND INCOME FUND ANNUAL RATE
First $500 million	1.00%	1.10%	0.55%	1.00%

Next $500 million	0.90%	1.05%	0.53%	0.95%

Next $5 billion	0.80%	1.00%	0.51%	0.90%

Next $5 billion	0.78%	0.98%	0.49%	0.88%

Next $5 billion	0.76%	0.96%	0.48%	0.86%

Next $5 billion	0.74%	0.94%	0.47%	0.84%

Next $5 billion	0.72%	0.92%	0.46%	0.82%

Over $26 billion	0.70%	0.90%	0.45%	0.80%

*	International Growth Fund and Global Equity Fund are subject to a possible adjustment based on performance as described below.

AVERAGE DAILY NET ASSETS	GROWTH AND INCOME FUND, CONVERTIBLE FUND, HIGH YIELD FUND, AND MARKET NEUTRAL INCOME FUND ANNUAL RATE
First $500 million	0.75%

Next $500 million	0.70%

Over $1 billion	0.65%

Each of the International Growth Fund and Global Equity Fund pays a fee based on average daily net assets of the Fund that is accrued daily and paid on a monthly basis, subject to possible adjustment based on the Fund’s investment performance (since March 2006 for International Growth Fund and since February 2008 for Global Equity Fund). The performance adjustment increases or decreases the management fee, on a monthly basis, by 1/12 of 0.03% of a Fund’s average daily net assets over the performance period for each full 1% increment amount by which a Fund outperforms or underperforms the benchmark index ("Index"), on an annualized basis, over the performance measurement period. The benchmark indexes are the MSCI EAFE Growth Index and the MSCI World Index for the International Growth Fund and Global Equity Fund, respectively.

The base fee is shown in the table above. The performance adjustment rate is calculated by comparing over the performance measurement period the Fund’s Class A share performance to that of the respective Index. The performance measurement period commenced at the beginning of each Fund’s first full month of operation (April 2005 and March 2007 for the International Growth Fund and Global Equity Fund, respectively). The first performance adjustment was applied to the advisory fee at the end of the twelfth month. Each month subsequent to the twelfth month, a new month is added to the performance measurement period until the performance measurement period includes 36 months. Thereafter, the performance measurement period consists of the most recent month plus the previous 35 months.

The performance comparison is made at the end of each month. The maximum annualized performance adjustment rate is +/- 0.30% of the Fund’s average daily net assets over the performance measurement period. The performance adjustment rate is divided by twelve and multiplied by the Fund’s average daily net assets over the performance measurement period, and the resulting dollar amount is then

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Notes to Financial Statements

added to or subtracted from the base fee. Calamos Advisors may receive a positive performance adjustment even if the Fund has a negative return over a performance measurement period if it otherwise outperforms the Index during that period.

Pursuant to a financial accounting services agreement, during the year the Funds paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation "combined assets" means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust, and the total average weekly managed net assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). "Managed assets" means the Fund’s total assets (including any assets attributable to any leverage that maybe outstanding) minus total liabilities (other than debt representing financial leverage). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Funds pay their pro rata share of the financial accounting services fee payable to Calamos Advisors based on their relative portion of combined assets used in calculating the fee.

The Trust reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of "Trustees’ fees and officer compensation" expense on the Statements of Operations.

Calamos Advisors has contractually agreed to limit the annual ordinary operating expenses of each Fund as a percentage of the average daily net assets of the particular class of shares. For all Funds except Value Fund, Blue Chip Fund, Discovery Growth Fund, International Growth Fund, Global Equity Fund and Total Return Bond Fund, expenses are limited to: 1.75% for Class A shares, 2.50% for Class B shares, 2.50% for Class C shares, 1.50% for Class I shares, and 2.00% for Class R shares. For Value Fund and Blue Chip Fund expenses are limited to: 1.15% for Class A shares, 1.90% for Class B shares, 1.90% for Class C shares, 0.90% for Class I shares and 1.40% for Class R shares. For Discovery Growth Fund, expenses are limited to: 1.50% for Class A shares, 2.25% for Class B shares, 2.25% for Class C shares, 1.25% for Class I shares, and 1.75% for Class R shares. For International Growth Fund and Global Equity Fund, expenses are limited to: 1.40% for Class A shares, 2.15% for Class B shares, 2.15% for Class C shares, 1.15% for Class I shares and 1.65% for Class R shares. For Total Return Bond Fund, expenses are limited to: 0.90% for Class A shares, 1.65% for Class B shares, 1.65% for Class C shares, 0.65% for Class I shares, and 1.15% for Class R shares. These agreements are binding on Calamos Advisors through June 30, 2013. Prior to July 1, 2011, the annual ordinary operating expenses (excluding performance fees) of Value Fund, Blue Chip Fund, International Growth Fund and Global Equity Fund were limited to: 1.75% for Class A shares, 2.50% of Class B shares, 2.50% of Class C shares, 1.50% for Class I shares and 2.00% for Class R shares. For the year ended October 31, 2011, there were $72,665 of expenses waived or absorbed for Value Fund; $84,562 for Blue Chip Fund; $106,041 for Discovery Growth Fund; $376,561 for International Growth Fund; $91,063 for Global Equity Fund; and $145,211 for Total Return Bond Fund, included in the Statements of Operations under the caption "Expense reductions".

As Distributor, Calamos Financial Services LLC ("CFS") assumed all expenses of personnel, office space, office facilities and equipment incidental to such service. Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act whereby the Fund pays to CFS a distribution and/or service fee at the annual rate of 0.25% of the average daily net assets of the Fund’s Class A shares; a service fee at the annual rate of 0.25% and a distribution fee at the rate of 0.75% of the average daily net assets of the Fund’s Class B and Class C shares; and a service fee at the annual rate of 0.25% and a distribution fee of 0.25% of the average daily net assets of the Fund’s Class R shares. No such fees are paid on the Fund’s Class I shares.

CFS also receives a sales commission and/or an underwriting fee on certain sales of each Fund’s Class A shares. During the year ended October 31, 2011, CFS received commissions and underwriting fees of $393,630; $1,833; $4,317; $16,922; $51,497; $44,432; $19,598; $655,222; $105,728; $34,921; $17,263; $22,087; and $51,839 from the sale of shares of Growth Fund, Value Fund, Blue Chip Fund, Discovery Growth Fund, International Growth Fund, Evolving World Growth Fund, Global Equity Fund, Growth and Income Fund, Global Growth and Income Fund, Convertible Fund, Total Return Bond Fund, High Yield Fund, and Market Neutral Income Fund , respectively.

Pursuant to an agreement with US Bancorp Fund Services, LLC, the Funds’ transfer agent ("US Bancorp"), CFS provides certain shareholder administrative services to US Bancorp. CFS receives from US Bancorp an annual aggregate fee of $175,000, paid in monthly installments, for providing these services which relate to Calamos Investment Trust and Calamos Advisors Trust. Also, US

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Notes to Financial Statements

Bancorp pays license fees to unaffiliated third parties for CFS’ utilization of certain transfer agent and phone systems in providing the shareholder administrative services. The fees paid to CFS and the payment of license fees to third parties are borne by US Bancorp. The Funds have not assumed or incurred any additional expenses in connection with CFS providing these services to US Bancorp, and the transfer agency fees payable by the Funds to US Bancorp have not increased as a result thereof.

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust. The Funds’ Statement of Additional Information contains additional information about the Funds’ trustees and is available upon request without charge by calling our toll free number 800.582.6959.

Certain affiliates of Calamos Advisors hold material investments in the Funds. As of October 31, 2011, they held 50% of the outstanding shares of Discovery Growth Fund.

The Trust has adopted a deferred compensation plan (the "Plan"). Under the Plan, a trustee who is not an "interested person" (as defined in the 1940 Act) and has elected to participate in the Plan (a "participating trustee") may defer receipt of all or a portion of his compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of the Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $736,955 for Growth Fund; $68,599 for Value Fund; $61,731 for Blue Chip Fund; $4,572 for Discovery Growth Fund; $60,271 for International Growth Fund; $22,818 for Evolving World Growth Fund; $33,756 for Global Equity Fund; $342,821 for Growth and Income Fund; $120,631 for Global Growth and Income Fund; $169,149 for Convertible Fund; $38,257 for Total Return Bond Fund; $77,947 for High Yield Fund and $151,384 for Market Neutral Income Fund is included in "Other assets" on the Statements of Assets and Liabilities at October 31, 2011. Each Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in "Payable for deferred compensation to trustees" on the Statements of Assets and Liabilities at October 31, 2011.

Note 3 – Investments

The cost of purchases and proceeds from sale of long-term investments, for the year ended October 31, 2011 were as follows:

	COST OF PURCHASES		PROCEEDS FROM SALES
FUND	U.S. GOV’T SECURITIES	OTHER	U.S. GOV’T SECURITIES	OTHER
Growth Fund	$—	$7,220,777,682	$—	$8,056,570,051
Value Fund	—	13,053,885	—	31,254,391
Blue Chip Fund	—	46,739,108	—	52,253,926
Discovery Growth Fund	—	45,971,526	—	29,932,192
International Growth Fund	—	434,235,794	—	236,475,371
Evolving World Growth Fund	—	184,041,448	—	102,576,998
Global Equity Fund	—	117,007,139	—	51,093,458
Growth and Income Fund	—	2,419,068,735	—	2,333,982,229
Global Growth and Income Fund	—	1,305,734,932	—	1,162,947,463
Convertible Fund	—	2,085,689,066	—	2,906,012,763
Total Return Bond Fund	—	84,483,133	12,474,723	78,147,815
High Yield Fund	—	189,667,337	—	252,382,314
Market Neutral Income Fund	1,003,938,458	2,018,999,999	934,799,980	1,670,445,827

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Notes to Financial Statements

The following information is presented on a federal income tax basis as of October 31, 2011. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at October 31, 2011 was as follows:

FUND	COST BASIS OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Growth Fund	$6,397,106,676	$1,637,975,790	$(171,424,748)	$1,466,551,042
Value Fund	37,608,504	5,490,523	(1,561,735)	3,928,788
Blue Chip Fund	51,486,629	10,591,447	(1,684,371)	8,907,076
Discovery Growth Fund	32,358,694	4,960,252	(1,576,859)	3,383,393
International Growth Fund	482,163,761	66,505,729	(23,910,857)	42,594,872
Evolving World Growth Fund	191,076,526	18,672,795	(8,163,037)	10,509,758
Global Equity Fund	120,252,969	13,610,174	(6,053,249)	7,556,925
Growth and Income Fund	3,792,566,762	713,221,296	(98,661,980)	614,559,316
Global Growth and Income Fund	1,501,862,298	188,279,963	(42,879,408)	145,400,555
Convertible Fund	2,350,941,038	311,009,312	(28,858,112)	282,151,200
Total Return Bond Fund	208,010,287	10,867,632	(353,290)	10,514,342
High Yield Fund	263,886,729	8,304,700	(2,485,537)	5,819,163
Market Neutral Income Fund	2,281,799,963	122,260,025	(107,654,936)	14,605,089

Note 4 – Income Taxes

For the fiscal year ended October 31, 2011, the Funds recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

FUND	PAID-IN CAPITAL	ACCUMULATED UNDISTRIBUTED/ (OVERDISTRIBUTED) NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN/(LOSS) ON INVESTMENTS
Growth Fund	$(93,909,322)	$66,975,786	$26,933,536
Value Fund	(112,673)	(43,614)	156,287
Blue Chip Fund	(721,238)	224,540	496,698
Discovery Growth Fund	(226,636)	391,158	(164,522)
International Growth Fund	(1,741,153)	982,895	758,258
Evolving World Growth Fund	300,453	(230,290)	(70,163)
Global Equity Fund	(1,029,272)	682,316	346,956
Growth and Income Fund	—	(9,960,769)	9,960,769
Global Growth and Income Fund	—	(14,779,868)	14,779,868
Convertible Fund	69,563,187	(29,541,670)	(40,021,517)
Total Return Bond Fund	588,210	1,874,651	(2,462,861)
High Yield Fund	1,560,415	1,589,028	(3,149,443)
Market Neutral Income Fund	—	(5,358,721)	5,358,721

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Notes to Financial Statements

Distributions were characterized for federal income tax purposes as follows:

	YEAR ENDED OCTOBER 31, 2011		YEAR ENDED OCTOBER 31, 2010
FUND	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL
Growth Fund	$—	$—	$—	$—	$—
Value Fund	—	—	173,843	—	—
Blue Chip Fund	—	—	161,451	—	—
Discovery Growth Fund	24,011	—	—	—	—
International Growth Fund	374,669	—	359,057	—	—
Evolving World Growth Fund	559,421	241,388	403,057	—	—
Global Equity Fund	—	—	—	—	—
Growth and Income Fund	50,799,179	—	80,239,243	—	—
Global Growth and Income Fund	—	—	3,722,630	—	16,278,249
Convertible Fund	88,153,788	130,552,557	118,339,850	8,015,202	—
Total Return Bond Fund	6,253,408	1,364,565	11,575,696	—	—
High Yield Fund	18,466,898	—	21,766,311	—	—
Market Neutral Income Fund	37,009,221	—	19,082,327	—	—

As of October 31, 2011, the components of accumulated earnings/(loss) on a tax basis were as follows:

	GROWTH FUND	VALUE FUND	BLUE CHIP FUND	DISCOVERY GROWTH FUND	INTERNATIONAL GROWTH FUND
Undistributed ordinary income	$—	$—	$—	$—	$—
Undistributed capital gains	316,320,258	—	—	—	—

Total undistributed earnings	316,320,258	—	—	—	—
Accumulated capital and other losses	—	(5,930,634)	(12,756,155)	(1,975,104)	(60,073,901)
Net unrealized gain/(losses)	1,463,349,220	3,943,761	8,905,989	3,383,393	42,609,778

Total accumulated earnings/(losses)	1,779,669,478	(1,986,873)	(3,850,166)	1,408,289	(17,464,123)
Other	2,634,811	(75,979)	(52,661)	(69,829)	(82,658)
Paid-in capital	5,944,697,797	43,626,567	64,300,345	35,038,222	553,129,736

	$7,727,002,086	$41,563,715	$60,397,518	$36,376,682	$535,582,955

	EVOLVING WORLD GROWTH FUND	GLOBAL EQUITY FUND	GROWTH AND INCOME FUND	GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND
Undistributed ordinary income	$—	$—	$16,864,239	$8,034,909	$—
Undistributed capital gains	—	—	—	—	193,821,216

Total undistributed earnings	—	—	16,864,239	8,034,909	193,821,216
Accumulated capital and other losses	—	(5,318,585)	(31,989,842)	(10,344,026)	—
Net unrealized gain/(losses)	10,514,710	7,217,909	614,862,276	143,319,522	281,429,910

Total accumulated earnings/(losses)	10,514,710	1,899,324	599,736,673	141,010,405	475,251,126
Other	(82,756)	320,943	2,705,310	(3,724,375)	(5,509,485)
Paid-in capital	195,141,236	127,539,381	3,816,619,987	1,529,958,919	2,169,253,124

	$205,573,190	$129,759,648	$4,419,061,970	$1,667,244,949	$2,638,994,765

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Notes to Financial Statements

	TOTAL RETURN BOND FUND	HIGH YIELD FUND	MARKET NEUTRAL INCOME FUND
Undistributed ordinary income	$1,901,924	$71,490	$3,208,156
Undistributed capital gains	789,612	3,516,566	—

Total undistributed earnings	2,691,536	3,588,056	3,208,156
Accumulated capital and other losses	—	—	(87,024,189)
Net unrealized gain/(losses)	10,512,492	5,818,774	(13,865,519)

Total accumulated earnings/(losses)	13,204,028	9,406,830	(97,681,552)
Other	(68,066)	(223,577)	(11,189,899)
Paid-in capital	208,035,721	244,557,179	2,450,725,487

	$221,171,683	$253,740,432	$2,341,854,036

As of October 31, 2011, the Funds had capital loss carryforwards which, if not used, will expire as follows:

FUND	2017	2018	2019
Value Fund	$(81,431)	$(5,849,203)	$—
Blue Chip Fund	(11,540,860)	(1,215,295)	—
Discovery Growth Fund	—	(11,120)	(1,963,984)
International Growth Fund	(60,073,901)	—	—
Global Equity Fund	(3,358,510)	(1,960,075)	—
Growth and Income Fund	—	(31,989,842)	—
Global Growth and Income Fund	—	(10,344,026)	—
Market Neutral Income Fund	(54,932,896)	(32,091,293)	—

Note 5 – Short Sales

Securities sold short represent obligations to deliver the securities at a future date. A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statements of Operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

Note 6 – Derivative Instruments

Foreign Currency Risk.  The Funds may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the respective Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates and an unrealized gain or loss is recorded. The Funds realize a gain or loss when a position is closed or upon settlement of the contracts.

110	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

As of October 31, 2011, the Funds had outstanding forward foreign currency contracts as listed on the Schedules of Investments.

Equity Risk.  Each Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, each Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange traded funds ("ETFs"). Each Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statements of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

As of October 31, 2011, the Funds had outstanding purchased options and/or written options as listed on the Schedules of Investments. For the year ended October 31, 2011, the Funds had the following transactions in options written:

	GROWTH AND INCOME FUND		CONVERTIBLE FUND
	NUMBER OF CONTRACTS	PREMIUMS RECEIVED	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2010	—	$—	—	$—
Options written	61,237	13,934,166	3,150	1,617,010
Options closed	(1,737)	(1,143,241)	(3,150)	(1,617,010)
Options exercised	—	—	—	—
Options expired	—	—	—	—

Options outstanding at October 31, 2011	59,500	$12,790,925	—	$—

			MARKET NEUTRAL INCOME FUND
			NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2010			7,245	$19,081,030
Options written			52,880	87,513,148
Options closed			(36,945)	(80,178,661)
Options exercised			(800)	(144,056)
Options expired			—	—

Options outstanding at October 31, 2011			22,380	$26,271,461

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Notes to Financial Statements

Below are the types of derivatives in the Funds by gross value as of October 31, 2011:

		ASSETS		LIABILITIES
FUND	DERIVATIVE TYPE	STATEMENT OF ASSETS & LIABILITIES LOCATION	VALUE	STATEMENT OF ASSETS & LIABILITIES LOCATION	VALUE
Growth Fund	Forward Foreign Currency contracts	Unrealized appreciation on forward foreign currency contracts	$1,520,344	Unrealized depreciation on forward foreign currency contracts	$4,655,532
Value Fund	Forward Foreign Currency contracts	Unrealized appreciation on forward foreign currency contracts	46,444	Unrealized depreciation on forward foreign currency contracts	31,195
Blue Chip Fund	Forward Foreign Currency contracts	Unrealized appreciation on forward foreign currency contracts	25,520	Unrealized depreciation on forward foreign currency contracts	26,489
Global Equity Fund	Forward Foreign Currency contracts	Unrealized appreciation on forward foreign currency contracts	61,257	Unrealized depreciation on forward foreign currency contracts	406,856
Growth and Income Fund	Options purchased	Investments in securities	29,284,175	Options written	9,211,751
	Forward Foreign Currency contracts	Unrealized appreciation on forward foreign currency contracts	76,211	Unrealized depreciation on forward foreign currency contracts	3,331,954
Global Growth and Income Fund	Options purchased	Investments in securities	7,141,775
	Forward Foreign Currency contracts	Unrealized appreciation on forward foreign currency contracts	1,918,676	Unrealized depreciation on forward foreign currency contracts	3,975,662
Convertible Fund	Options purchased	Investments in securities	44,331,150
	Forward Foreign Currency contracts	Unrealized appreciation on forward foreign currency contracts	497,952	Unrealized depreciation on forward foreign currency contracts	1,198,138
Market Neutral Income Fund	Options purchased	Investments in securities	8,221,086	Options written	37,852,925

Volume of Derivative Activity for the Twelve Months Ended October 31, 2011*

FUND	DERIVATIVE TYPE		VOLUME
Growth Fund	Equity:	Purchased Options	159,665
	Forward Foreign Currency Contracts		2,265,956,073
Value Fund	Equity:	Purchased Options	80
	Forward Foreign Currency Contracts		21,364,578
Blue Chip Fund	Equity:	Purchased Options	392
	Forward Foreign Currency Contracts		34,499,857
Discovery Growth Fund	Equity:	Purchased Options	650
International Growth Fund	Equity:	Purchased Options	13,220
Evolving World Growth Fund	Equity:	Purchased Options	7,220
Global Equity Fund	Equity:	Purchased Options	2,100
	Forward Foreign Currency Contracts		171,248,391
Growth and Income Fund	Equity:	Purchased Options	110,960
		Written Options	61,237
	Forward Foreign Currency Contracts		1,543,034,534
Global Growth and Income Fund	Equity:	Purchased Options	63,425
	Forward Foreign Currency Contracts		3,006,692,718
Convertible Fund	Equity:	Purchased Options	164,555
		Written Options	3,150
	Forward Foreign Currency Contracts		1,127,286,153
High Yield Fund	Equity:	Purchased Options	500
Market Neutral Income Fund	Equity:	Purchased Options	108,591
		Written Options	52,880

*	Activity during the period is measured by opened number of contracts for options purchased or written and opened forward foreign currency contracts with foreign currency exposure measured in U.S. dollar notional.

112	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

Note 7 – Synthetic Convertible Securities

A Fund may establish a "synthetic" convertible instrument by combining separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities ("fixed-income component”), which may be a convertible or non-convertible security and the right to acquire equity securities ("convertible component”). The fixed-income component is achieved by investing in fixed income securities such as bonds, preferred stocks, and money market instruments. The convertible component is achieved by investing in warrants or purchased options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic instrument, the Fund may pool a basket of fixed-income securities and a basket of warrants or purchased options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

A Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security.

Note 8 – Structured Equity-Linked Securities

The Funds may also invest in structured equity-linked securities created by third parties, typically investment banks. Structured equity-linked securities created by such parties may be designed to simulate the characteristics of traditional convertible securities or may be designed to alter or emphasize a particular feature. Traditional convertible securities typically offer stable cash flows with the ability to participate in capital appreciation of the underlying common stock. Because traditional convertible securities are exercisable at the option of the holder, the holder is protected against downside risk. Structured equity-linked securities may alter these characteristics by offering enhanced yields in exchange for reduced capital appreciation or less downside protection, or any combination of these features. Structured equity-linked instruments may include structured notes, equity-linked notes, mandatory convertibles and combinations of securities and instruments, such as a debt instrument combined with a forward foreign currency contract. Income received from these securities is recorded as dividends on the Statements of Operations.

Note 9 – Fair Value Measurements

Various inputs are used to determine the value of the Funds’ investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•

Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•

Level 3 – Prices reflect unobservable market inputs (including the Funds’ own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Funds’ investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period and no significant transfers between levels occurred during the period.

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Notes to Financial Statements

The following is a summary of the inputs used in valuing the Funds’ holdings at fair value:

	GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:
Common Stocks	$7,382,327,204	$296,226,314	$—	$7,678,553,518
Short Term Investment	185,104,200			185,104,200
Forward Foreign Currency Contracts		1,520,344		1,520,344

Total	$7,567,431,404	$297,746,658	$—	$7,865,178,062

Liabilities:
Forward Foreign Currency Contracts	$—	$4,655,532	$—	$4,655,532

Total	$—	$4,655,532	$—	$4,655,532

	VALUE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$35,600,008	$5,699,436	$—	$41,299,444
Short Term Investment	237,848			237,848
Forward Foreign Currency Contracts		46,444		46,444

Total	$35,837,856	$5,745,880	$—	$41,583,736

Liabilities:
Forward Foreign Currency Contracts	$—	$31,195	$—	$31,195

Total	$—	$31,195	$—	$31,195

	BLUE CHIP FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$57,971,770	$2,137,219	$—	$60,108,989
Short Term Investment	284,716			284,716
Forward Foreign Currency Contracts		25,520		25,520

Total	$58,256,486	$2,162,739	$—	$60,419,225

Liabilities:
Forward Foreign Currency Contracts	$—	$26,489	$—	$26,489

Total	$—	$26,489	$—	$26,489

	DISCOVERY GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$35,368,760	$—	$—	$35,368,760
Short Term Investment	373,327			373,327

Total	$35,742,087	$—	$—	$35,742,087

	INTERNATIONAL GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$161,446,766	$336,539,674	$—	$497,986,440
Short Term Investment	26,772,193			26,772,193

Total	$188,218,959	$336,539,674	$—	$524,758,633

114	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	EVOLVING WORLD GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:
Convertible Bonds	$—	$34,591,942	$—	$34,591,942
Convertible Preferred Stocks	2,775,590			2,775,590
Common Stocks	56,535,256	84,346,920		140,882,176
Short Term Investment	23,336,576			23,336,576

Total	$82,647,422	$118,938,862	$—	$201,586,284

	GLOBAL EQUITY FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$77,743,217	$42,763,684	$—	$120,506,901
Short Term Investment	7,302,993			7,302,993
Forward Foreign Currency Contracts		61,257		61,257

Total	$85,046,210	$42,824,941	$—	$127,871,151

Liabilities:
Forward Foreign Currency Contracts	$—	$406,856	$—	$406,856

Total	$—	$406,856	$—	$406,856

	GROWTH AND INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$1,487,862,975	$—	$1,487,862,975
Synthetic Convertible Securities (Sovereign Bonds)		442,526,428		442,526,428
Synthetic Convertible Securities (Purchased Options)	29,284,175			29,284,175
Convertible Preferred Stocks	149,015,450	116,877,500		265,892,950
Common Stocks	1,940,995,807	115,257,195		2,056,253,002
Short Term Investment	125,306,548			125,306,548
Forward Foreign Currency Contracts		76,211		76,211

Total	$2,244,601,980	$2,162,600,309	$—	$4,407,202,289

Liabilities:
Written Options	$9,211,751	$—	$—	$9,211,751
Forward Foreign Currency Contracts		3,331,954		3,331,954

Total	$9,211,751	$3,331,954	$—	$12,543,705

	GLOBAL GROWTH AND INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$633,823,342	$—	$633,823,342
Synthetic Convertible Securities (Corporate Bonds)		16,415,038		16,415,038
Synthetic Convertible Securities (Sovereign Bonds)		174,846,314		174,846,314
Synthetic Convertible Securities (Purchased Options)	7,141,775			7,141,775
Convertible Preferred Stocks	27,680,050	32,709,250		60,389,300
Common Stocks	309,188,314	431,059,543		740,247,857
Short Term Investment	14,399,227			14,399,227
Forward Foreign Currency Contracts		1,918,676		1,918,676

Total	$358,409,366	$1,290,772,163	$—	$1,649,181,529

Liabilities:
Forward Foreign Currency Contracts	$—	$3,975,662	$—	$3,975,662

Total	$—	$3,975,662	$—	$3,975,662

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Notes to Financial Statements

	CONVERTIBLE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:
Convertible Bonds	$—	$1,682,527,830	$—	$1,682,527,830
Synthetic Convertible Securities (Sovereign Bonds)		322,464,355		322,464,355
Synthetic Convertible Securities (Purchased Options)	44,331,150			44,331,150
Convertible Preferred Stocks	83,568,150	89,960,029		173,528,179
Common Stocks	340,268,700	22,122,090		362,390,790
Short Term Investment	47,849,934			47,849,934
Forward Foreign Currency Contracts		497,952		497,952

Total	$516,017,934	$2,117,572,256	$—	$2,633,590,190

Liabilities:
Forward Foreign Currency Contracts	$—	$1,198,138	$—	$1,198,138

Total	$—	$1,198,138	$—	$1,198,138

	TOTAL RETURN BOND FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$118,778,204	$—	$118,778,204
Convertible Bonds		11,459,978		11,459,978
Sovereign Bonds		45,504,457		45,504,457
U.S. Government and Agency Securities		29,283,675		29,283,675
Residential Mortgage Backed Securities		9,197,732		9,197,732
Short Term Investment	4,300,583			4,300,583

Total	$4,300,583	$214,224,046	$—	$218,524,629

	HIGH YIELD FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$208,122,460	$—	$208,122,460
Convertible Bonds		8,526,125		8,526,125
Sovereign Bonds		3,778,658		3,778,658
Convertible Preferred Stocks	3,659,500	7,895,316		11,554,816
Structured Equity-Linked Securities		1,332,128		1,332,128
Exchange Traded Funds	5,230,935			5,230,935
Short Term Investment	31,160,770			31,160,770

Total	$40,051,205	$229,654,687	$—	$269,705,892

116	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	MARKET NEUTRAL INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:
Convertible Bonds	$—	$658,614,766	$—	$658,614,766
U.S. Government and Agency Securities		99,578,600		99,578,600
Synthetic Convertible Securities (Corporate Bonds)		126,296,673		126,296,673
Synthetic Convertible Securities (Sovereign Bonds)		234,585,996		234,585,996
Synthetic Convertible Securities (Purchased Options)	2,775,125			2,775,125
Common Stocks	1,135,022,408			1,135,022,408
Purchased Options	5,445,961			5,445,961
Short Term Investment	34,085,523			34,085,523

Total	$1,177,329,017	$1,119,076,035	$—	$2,296,405,052

Liabilities:
U.S. Government and Agency Securities Sold Short	$—	$124,702,000	$—	$124,702,000
Common Stocks Sold Short	261,899,095			261,899,095
Written Options	37,852,925			37,852,925

Total	$299,752,020	$124,702,000	$—	$424,454,020

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Notes to Financial Statements

Note 10 — Capital Share Transactions

The following table summarizes the activity in capital shares of the Funds:

For the Fiscal Year Ended October 31, 2011
	GROWTH FUND		VALUE FUND		BLUE CHIP FUND		DISCOVERY GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	18,644,155	$998,946,026	140,907	$1,603,273	878,672	$11,254,473	1,655,363	$22,202,512
Shares issued as reinvestment of distributions	—	—	—	—	—	—	1,416	17,960
Less shares redeemed	(31,732,735)	(1,687,461,706)	(874,375)	(10,216,967)	(1,099,058)	(14,030,088)	(959,049)	(12,499,298)

Net increase (decrease)	(13,088,580)	$(688,515,680)	(733,468)	$(8,613,694)	(220,386)	$(2,775,615)	697,730	$9,721,174

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	62,628	$3,310,996	9,071	$98,403	19,509	$238,564	29,459	$401,260
Shares issued as reinvestment of distributions	—	—	—	—	—	—	—	—
Less shares redeemed	(3,798,520)	(201,132,338)	(166,097)	(1,765,835)	(138,381)	(1,691,428)	(7,814)	(99,263)

Net increase (decrease)	(3,735,892)	$(197,821,342)	(157,026)	$(1,667,432)	(118,872)	$(1,452,864)	21,645	$301,997

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,139,676	$105,010,774	27,551	$294,895	119,980	$1,452,352	96,147	$1,263,926
Shares issued as reinvestment of distributions	—	—	—	—	—	—	—	—
Less shares redeemed	(7,637,141)	(370,178,487)	(220,246)	(2,381,009)	(186,817)	(2,256,309)	(17,713)	(225,189)

Net increase (decrease)	(5,497,465)	$(265,167,713)	(192,695)	$(2,086,114)	(66,837)	$(803,957)	78,434	$1,038,737

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	9,641,591	$556,573,593	52,897	$617,133	97,274	$1,236,549	698,776	$9,481,749
Shares issued as reinvestment of distributions	—	—	—	—	—	—	473	6,005
Less shares redeemed	(5,372,590)	(309,270,842)	(621,724)	(7,288,141)	(83,115)	(1,044,346)	(276,215)	(3,683,795)

Net increase (decrease)	4,269,001	$247,302,751	(568,827)	$(6,671,008)	14,159	$192,203	423,034	$5,803,959

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	150,566	$8,017,686	—	$—	41	$485	—	$—
Shares issued as reinvestment of distributions	—	—	—	—	—	—	—	—
Less shares redeemed	(78,463)	(4,132,316)	—	—	(27)	(314)	—	—

Net increase (decrease)	72,103	$3,885,370	—	$—	14	$171	—	$—

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

118	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		GLOBAL EQUITY FUND		GROWTH AND INCOME FUND

Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	9,892,494	$166,842,873	7,903,337	$101,678,888	5,198,374	$64,610,914	21,287,332	$682,851,158
Shares issued as reinvestment of distributions	—	—	12,433	160,644	—	—	753,248	23,181,141
Less shares redeemed	(4,104,510)	(68,328,532)	(3,164,678)	(40,401,648)	(3,633,534)	(44,586,614)	(15,840,019)	(503,405,743)

Net increase (decrease)	5,787,984	$98,514,341	4,751,092	$61,437,884	1,564,840	$20,024,300	6,200,561	$202,626,556

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	46,738	$752,123	14,030	$179,076	41,783	$505,632	115,696	$4,190,833
Shares issued as reinvestment of distributions	—	—	—	—	—	—	36,771	1,291,592
Less shares redeemed	(295,362)	(4,768,692)	(14,350)	(187,576)	(52,243)	(628,093)	(3,943,401)	(143,451,510)

Net increase (decrease)	(248,624)	$(4,016,569)	(320)	$(8,500)	(10,460)	$(122,461)	(3,790,934)	$(137,969,085)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,008,370	$16,344,023	524,359	$6,800,890	437,587	$5,296,282	5,841,148	$188,007,942
Shares issued as reinvestment of distributions	—	—	— **	3	—	—	253,431	7,841,179
Less shares redeemed	(825,535)	(13,299,071)	(82,437)	(1,060,141)	(150,499)	(1,758,021)	(6,984,380)	(223,219,866)

Net increase (decrease)	182,835	$3,044,952	441,922	$5,740,752	287,088	$3,538,261	(889,801)	$(27,370,745)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	11,608,419	$196,374,015	9,125,841	$122,077,563	4,665,735	$58,299,980	14,554,192	$455,935,129
Shares issued as reinvestment of distributions	—	—	18,136	235,045	—	—	329,400	9,904,933
Less shares redeemed	(4,037,948)	(67,040,950)	(6,271,063)	(82,665,264)	(522,607)	(6,462,566)	(10,797,036)	(337,528,288)

Net increase (decrease)	7,570,471	$129,333,065	2,872,914	$39,647,344	4,143,128	$51,837,414	4,086,556	$128,311,774

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	200,476	$3,180,522	1,924	$24,313	38,560	$485,325	359,294	$11,534,518
Shares issued as reinvestment of distributions	—	—	—	—	—	—	3,724	113,853
Less shares redeemed	(49,398)	(798,350)	(644)	(7,898)	(5,697)	(70,368)	(221,019)	(7,053,717)

Net increase (decrease)	151,078	$2,382,172	1,280	$16,415	32,863	$414,957	141,999	$4,594,654

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

**	Amount is less than 1 share.

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Notes to Financial Statements

	GLOBAL GROWTH AND INCOME FUND		CONVERTIBLE FUND		TOTAL RETURN BOND FUND		HIGH YIELD FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	13,669,755	$147,978,344	12,825,865	$254,836,038	4,587,031	$51,087,821	8,350,150	$81,901,944
Shares issued as reinvestment of distributions	—	—	3,355,055	65,257,533	317,545	3,493,022	1,130,945	11,154,362
Less shares redeemed	(10,310,071)	(111,590,193)	(39,224,271)	(773,242,771)	(4,806,176)	(53,349,837)	(11,850,125)	(116,501,048)

Net increase (decrease)	3,359,684	$36,388,151	(23,043,351)	$(453,149,200)	98,400	$1,231,006	(2,369,030)	$(23,444,742)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	128,783	$1,415,644	22,839	$532,013	329,560	$3,666,077	108,332	$1,117,673
Shares issued as reinvestment of distributions	—	—	42,214	975,630	30,890	338,548	49,197	505,228
Less shares redeemed	(1,491,580)	(16,301,624)	(1,550,596)	(36,928,052)	(992,157)	(10,958,545)	(867,046)	(8,938,554)

Net increase (decrease)	(1,362,797)	$(14,885,980)	(1,485,543)	$(35,420,409)	(631,707)	$(6,953,920)	(709,517)	$(7,315,653)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	5,945,225	$61,163,406	1,137,764	$22,326,523	1,837,182	$20,476,423	628,707	$6,400,888
Shares issued as reinvestment of distributions	—	—	897,862	17,382,615	71,543	784,343	152,350	1,551,087
Less shares redeemed	(6,689,654)	(68,451,953)	(7,704,360)	(150,790,428)	(2,067,503)	(22,830,672)	(1,487,597)	(15,196,399)

Net increase (decrease)	(744,429)	$(7,288,547)	(5,668,734)	$(111,081,290)	(158,778)	$(1,569,906)	(706,540)	$(7,244,424)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	30,071,139	$329,200,802	26,312,319	$490,915,951	175,234	$1,955,719	832,741	$8,217,710
Shares issued as reinvestment of distributions	—	—	1,630,911	29,785,868	142,281	1,564,429	190,434	1,882,953
Less shares redeemed	(14,780,096)	(162,663,087)	(33,878,336)	(627,322,643)	(731,102)	(8,017,064)	(3,280,248)	(32,127,192)

Net increase (decrease)	15,291,043	$166,537,715	(5,935,106)	$(106,620,824)	(413,587)	$(4,496,916)	(2,257,073)	$(22,026,529)

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	90,745	$971,053	105,919	$2,081,654	20,576	$227,667	5,594	$55,006
Shares issued as reinvestment of distributions	—	—	6,590	127,822	4,090	45,005	780	7,663
Less shares redeemed	(72,762)	(783,257)	(44,606)	(880,412)	(1,281)	(14,009)	(3,089)	(30,791)

Net increase (decrease)	17,983	$187,796	67,903	$1,329,064	23,385	$258,663	3,285	$31,878

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

120	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	MARKET NEUTRAL INCOME FUND
Class A	Shares	Dollars
Shares sold	52,377,397	$631,584,348
Shares issued as reinvestment of distributions	1,724,623	20,509,729
Less shares redeemed	(49,274,289)	(593,526,394)

Net increase (decrease)	4,827,731	$58,567,683

Class B	Shares	Dollars
Shares sold*	35,030	$442,806
Shares issued as reinvestment of distributions	9,194	115,138
Less shares redeemed	(646,149)	(8,207,226)

Net increase (decrease)	(601,925)	$(7,649,282)

Class C	Shares	Dollars
Shares sold	2,380,180	$29,037,039
Shares issued as reinvestment of distributions	171,412	2,070,890
Less shares redeemed	(7,390,392)	(90,422,341)

Net increase (decrease)	(4,838,800)	$(59,314,412)

Class I	Shares	Dollars
Shares sold	42,896,384	$511,981,871
Shares issued as reinvestment of distributions	757,010	8,906,726
Less shares redeemed	(26,280,690)	(313,263,165)

Net increase (decrease)	17,372,704	$207,625,432

Class R	Shares	Dollars
Shares sold	135,727	$1,633,219
Shares issued as reinvestment of distributions	2,577	30,565
Less shares redeemed	(78,408)	(946,927)

Net increase (decrease)	59,896	$716,857

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

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Notes to Financial Statements

The following table summarizes the activity in capital shares of the Funds:

For the Fiscal Year Ended October 31, 2010
	GROWTH FUND		VALUE FUND		BLUE CHIP FUND		DISCOVERY GROWTH FUND**
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	17,483,958	$776,609,165	173,158	$1,904,422	977,090	$10,762,177	1,250,730	$12,835,871
Shares issued as reinvestment of distributions	—	—	6,466	69,384	4,547	49,334	—	—
Less shares redeemed	(45,071,875)	(1,993,810,743)	(426,186)	(4,558,897)	(1,984,751)	(22,082,971)	—	—

Net increase (decrease)	(27,587,917)	$(1,217,201,578)	(246,562)	$(2,585,091)	(1,003,114)	$(11,271,460)	1,250,730	$12,835,871

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	62,210	$2,779,304	26,199	$267,316	15,814	$167,336	100,001	$1,000,010
Shares issued as reinvestment of distributions	—	—	—	—	—	—	—	—
Less shares redeemed	(4,247,733)	(189,236,814)	(164,733)	(1,673,833)	(152,867)	(1,629,635)	(1)	(11)

Net increase (decrease)	(4,185,523)	$(186,457,510)	(138,534)	$(1,406,517)	(137,053)	$(1,462,299)	100,000	$999,999

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,159,645	$88,096,505	61,769	$638,003	157,669	$1,671,582	133,163	$1,366,227
Shares issued as reinvestment of distributions	—	—	—	—	—	—	—	—
Less shares redeemed	(9,978,610)	(405,759,750)	(186,511)	(1,882,034)	(250,394)	(2,673,433)	(22)	(248)

Net increase (decrease)	(7,818,965)	$(317,663,245)	(124,742)	$(1,244,031)	(92,725)	$(1,001,851)	133,141	$1,365,979

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	15,155,569	$731,943,645	228,108	$2,529,509	166,692	$1,829,004	218,079	$2,197,517
Shares issued as reinvestment of distributions	—	—	5,776	62,839	9,413	102,414	—	—
Less shares redeemed	(5,010,284)	(242,280,629)	(398,377)	(4,383,833)	(265,567)	(2,985,542)	(34)	(375)

Net increase (decrease)	10,145,285	$489,663,016	(164,493)	$(1,791,485)	(89,462)	$(1,054,124)	218,045	$2,197,142

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	158,996	$7,048,155	4	$31	—	$—	100,000	$1,000,000
Shares issued as reinvestment of distributions	—	—	2	25	—	—	—	—
Less shares redeemed	(68,840)	(3,067,864)	(3)	(32)	—	—	—	—

Net increase (decrease)	90,156	$3,980,291	3	$24	—	$—	100,000	$1,000,000

**	June 1, 2010 (commencement of operations) through October 31, 2010.

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

122	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		GLOBAL EQUITY FUND		GROWTH AND INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	3,863,642	$54,233,339	3,050,649	$34,863,041	2,445,373	$25,291,591	13,455,563	$384,830,800
Shares issued as reinvestment of distributions	—	—	9,901	106,535	—	—	1,213,815	34,554,088
Less shares redeemed	(3,935,289)	(54,180,578)	(927,517)	(10,710,205)	(2,086,337)	(21,621,679)	(21,672,006)	(615,074,464)

Net increase (decrease)	(71,647)	$52,761	2,133,033	$24,259,371	359,036	$3,669,912	(7,002,628)	$(195,689,576)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	85,214	$1,151,539	125,305	$1,383,300	36,327	$369,810	156,530	$5,060,930
Shares issued as reinvestment of distributions	—	—	123	1,322	—	—	105,776	3,412,911
Less shares redeemed	(356,712)	(4,769,412)	(109,483)	(1,202,269)	(41,353)	(405,014)	(3,494,562)	(112,685,731)

Net increase (decrease)	(271,498)	$(3,617,873)	15,945	$182,353	(5,026)	$(35,204)	(3,232,256)	$(104,211,890)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	583,876	$7,935,902	289,214	$3,241,728	172,162	$1,745,773	5,175,751	$148,698,748
Shares issued as reinvestment of distributions	—	—	268	2,881	—	—	528,409	15,122,633
Less shares redeemed	(864,049)	(11,498,683)	(147,233)	(1,640,374)	(80,442)	(804,285)	(8,825,917)	(252,272,255)

Net increase (decrease)	(280,173)	$(3,562,781)	142,249	$1,604,235	91,720	$941,488	(3,121,757)	$(88,450,874)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	5,620,431	$78,393,370	5,149,477	$58,422,488	703,473	$7,134,799	17,517,020	$487,678,076
Shares issued as reinvestment of distributions	6,915	93,005	18,304	197,321	—	—	447,818	12,465,337
Less shares redeemed	(2,793,819)	(39,329,382)	(3,262,775)	(37,007,187)	(160,889)	(1,672,988)	(7,884,569)	(219,602,668)

Net increase (decrease)	2,833,527	$39,156,993	1,905,006	$21,612,622	542,584	$5,461,811	10,080,269	$280,540,745

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	47,560	$690,552	101,201	$1,117,362	4,395	$43,233	315,284	$8,983,119
Shares issued as reinvestment of distributions	—	—	391	4,205	—	—	3,519	99,948
Less shares redeemed	(19,330)	(260,100)	(101,722)	(1,121,614)	(1,111)	(10,773)	(72,370)	(2,044,618)

Net increase (decrease)	28,230	$430,452	(130)	$(47)	3,284	$32,460	246,433	$7,038,449

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

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Notes to Financial Statements

	GLOBAL GROWTH AND INCOME FUND		CONVERTIBLE FUND		TOTAL RETURN BOND FUND		HIGH YIELD FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	14,026,952	$136,004,756	44,736,842	$842,911,390	5,931,694	$64,804,886	9,995,592	$96,352,463
Shares issued as reinvestment of distributions	504,103	4,848,469	2,810,307	52,686,550	367,057	3,986,358	1,379,441	13,223,434
Less shares redeemed	(12,890,514)	(123,929,523)	(58,210,642)	(1,097,226,776)	(4,634,494)	(50,712,125)	(11,894,124)	(113,730,894)

Net increase (decrease)	1,640,541	$16,923,702	(10,663,493)	$(201,628,836)	1,664,257	$18,079,119	(519,091)	$(4,154,997)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	295,076	$2,891,824	159,681	$3,531,151	745,889	$8,161,784	310,084	$3,091,461
Shares issued as reinvestment of distributions	55,495	542,066	50,132	1,105,995	59,949	649,411	78,105	776,794
Less shares redeemed	(1,536,039)	(15,068,585)	(1,925,361)	(42,649,157)	(897,432)	(9,813,884)	(728,509)	(7,270,633)

Net increase (decrease)	(1,185,468)	$(11,634,695)	(1,715,548)	$(38,012,011)	(91,594)	$(1,002,689)	(340,320)	$(3,402,378)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	7,746,343	$71,506,279	10,751,707	$201,908,348	2,475,231	$27,012,849	1,198,645	$11,920,314
Shares issued as reinvestment of distributions	341,793	3,122,931	665,184	12,417,561	107,695	1,166,851	201,723	1,993,839
Less shares redeemed	(6,325,509)	(57,974,992)	(7,026,685)	(131,712,046)	(1,638,107)	(17,939,444)	(1,383,820)	(13,729,165)

Net increase (decrease)	1,762,627	$16,654,218	4,390,206	$82,613,863	944,819	$10,240,256	16,548	$184,988

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	52,160,145	$508,311,866	41,781,950	$745,795,950	7,460,944	$81,516,537	3,401,744	$32,554,362
Shares issued as reinvestment of distributions	851,345	8,301,446	902,357	15,934,081	218,364	2,368,411	245,040	2,352,958
Less shares redeemed	(3,409,036)	(33,228,973)	(19,366,346)	(343,151,796)	(7,295,219)	(79,704,690)	(1,202,376)	(11,600,750)

Net increase (decrease)	49,602,454	$483,384,339	23,317,961	$418,578,235	384,089	$4,180,258	2,444,408	$23,306,570

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	107,498	$1,055,606	124,271	$2,343,363	115,161	$1,259,476	20,773	$200,761
Shares issued as reinvestment of distributions	1,040	9,940	3,043	56,949	6,038	65,492	878	8,407
Less shares redeemed	(20,747)	(201,803)	(18,630)	(352,606)	(113,487)	(1,239,635)	(9,568)	(93,169)

Net increase (decrease)	87,791	$863,743	108,684	$2,047,706	7,712	$85,333	12,083	$115,999

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

124	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	MARKET NEUTRAL INCOME FUND
Class A	Shares	Dollars
Shares sold	62,610,039	$724,046,248
Shares issued as reinvestment of distributions	932,803	10,757,254
Less shares redeemed	(45,185,988)	(522,285,754)

Net increase (decrease)	18,356,854	$212,517,748

Class B	Shares	Dollars
Shares sold*	233,026	$2,810,453
Shares issued as reinvestment of distributions	5,335	64,683
Less shares redeemed	(1,095,465)	(13,258,445)

Net increase (decrease)	(857,104)	$(10,383,309)

Class C	Shares	Dollars
Shares sold	8,817,957	$103,320,427
Shares issued as reinvestment of distributions	90,515	1,059,496
Less shares redeemed	(8,365,330)	(98,130,068)

Net increase (decrease)	543,142	$6,249,855

Class I	Shares	Dollars
Shares sold	42,956,599	$492,588,376
Shares issued as reinvestment of distributions	309,084	3,532,068
Less shares redeemed	(15,369,429)	(175,998,227)

Net increase (decrease)	27,896,254	$320,122,217

Class R	Shares	Dollars
Shares sold	134,772	$1,565,438
Shares issued as reinvestment of distributions	944	10,865
Less shares redeemed	(29,077)	(338,620)

Net increase (decrease)	106,639	$1,237,683

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

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Calamos Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	Year Ended October 31,
	2011		2010		2009		2008	2007
Net asset value, beginning of period	$49.18		$40.60		$32.20		$70.29	$55.12

Income from investment operations:
Net investment income (loss)(a)	(0.32)		(0.16)		(0.14)		(0.24)	(0.35)

Net realized and unrealized gain (loss)	2.20		8.74		8.54		(30.29)	17.49

Total from investment operations	1.88		8.58		8.40		(30.53)	17.14

Distributions:
Dividends from net investment income	—		—		—		—	—

Dividends from net realized gains	—		—		—		(7.56)	(1.97)

Total distributions	—		—		—		(7.56)	(1.97)

Net asset value, end of period	$51.06		$49.18		$40.60		$32.20	$70.29

Ratios and supplemental data:
Total return(b)	3.82%		21.13%		26.09%		(48.11% )	32.15%

Net assets, end of period (000)	$4,232,942		$4,721,389		$5,017,458		$5,052,016	$12,068,660

Ratio of net expenses to average net assets	1.26%		1.27%		1.32%		1.21%	1.20%

Ratio of gross expenses to average net assets prior to expense reductions	1.26%		1.27%		1.33%		1.22%	1.21%

Ratio of net investment income (loss) to average net assets	(0.60%	)	(0.37%	)	(0.44%	)	(0.46% )	(0.61% )

	Year Ended October 31,
	2011		2010		2009		2008	2007
Portfolio turnover rate	84.7%		52.7%		52.3%		73.9%	75.8%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

126	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2011		2010		2009		2008	2007
Net asset value, beginning of period	$48.96		$40.72		$32.53		$71.41	$56.37

Income from investment operations:
Net investment income (loss)(a)	(0.71)		(0.50)		(0.39)		(0.63)	(0.80)

Net realized and unrealized gain (loss)	2.19		8.74		8.58		(30.69)	17.81

Total from investment operations	1.48		8.24		8.19		(31.32)	17.01

Distributions:
Dividends from net investment income	—		—		—		—	—

Dividends from net realized gains	—		—		—		(7.56)	(1.97)

Total distributions	—		—		—		(7.56)	(1.97)

Net asset value, end of period	$50.44		$48.96		$40.72		$32.53	$71.41

Ratios and supplemental data:
Total return(b)	3.02%		20.24%		25.18%		(48.50% )	31.18%

Net assets, end of period (000)	$335,792		$508,828		$593,604		$609,200	$1,396,806

Ratio of net expenses to average net assets	2.01%		2.02%		2.07%		1.96%	1.95%

Ratio of gross expenses to average net assets prior to expense reductions	2.01%		2.02%		2.08%		1.97%	1.96%

Ratio of net investment income (loss) to average net assets	(1.34%	)	(1.12%	)	(1.19%	)	(1.21% )	(1.36% )

	CLASS C
	Year Ended October 31,
	2011		2010		2009		2008	2007
Net asset value, beginning of period	$44.80		$37.26		$29.77		$66.05	$52.29

Income from investment operations:
Net investment income (loss)(a)	(0.66)		(0.45)		(0.36)		(0.58)	(0.74)

Net realized and unrealized gain (loss)	2.02		7.99		7.85		(28.14)	16.47

Total from investment operations	1.36		7.54		7.49		(28.72)	15.73

Distributions:
Dividends from net investment income	—		—		—		—	—

Dividends from net realized gains	—		—		—		(7.56)	(1.97)

Total distributions	—		—		—		(7.56)	(1.97)

Net asset value, end of period	$46.16		$44.80		$37.26		$29.77	$66.05

Ratios and supplemental data:
Total return(b)	3.04%		20.24%		25.16%		(48.50% )	31.16%

Net assets, end of period (000)	$1,517,047		$1,718,714		$1,720,775		$1,732,305	$3,801,620

Ratio of net expenses to average net assets	2.01%		2.02%		2.07%		1.96%	1.95%

Ratio of gross expenses to average net assets prior to expense reductions	2.01%		2.02%		2.08%		1.97%	1.96%

Ratio of net investment income (loss) to average net assets	(1.35%	)	(1.12%	)	(1.19%	)	(1.21% )	(1.36% )

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com	127

Calamos Growth Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2011		2010		2009		2008	2007
Net asset value, beginning of period	$53.54		$44.09		$34.88		$75.28	$58.75

Income from investment operations:
Net investment income (loss)(a)	(0.21)		(0.05)		(0.07)		(0.11)	(0.23)

Net realized and unrealized gain (loss)	2.39		9.50		9.28		(32.73)	18.73

Total from investment operations	2.18		9.45		9.21		(32.84)	18.50

Distributions:
Dividends from net investment income	—		—		—		—	—

Dividends from net realized gains	—		—		—		(7.56)	(1.97)

Total distributions	—		—		—		(7.56)	(1.97)

Net asset value, end of period	$55.72		$53.54		$44.09		$34.88	$75.28

Ratios and supplemental data:
Total return(b)	4.07%		21.43%		26.40%		(47.97% )	32.49%

Net assets, end of period (000)	$1,628,191		$1,335,967		$652,733		$468,906	$226,225

Ratio of net expenses to average net assets	1.01%		1.02%		1.07%		0.96%	0.95%

Ratio of gross expenses to average net assets prior to expense reductions	1.01%		1.02%		1.07%		0.97%	0.96%

Ratio of net investment income (loss) to average net assets	(0.37%	)	(0.11%	)	(0.20%	)	(0.21% )	(0.36% )

	CLASS R
	Year Ended October 31,							March 1, 2007* through October 31,
	2011		2010		2009		2008	2007
Net asset value, beginning of period	$48.71		$40.31		$32.05		$70.16	$53.60

Income from investment operations:
Net investment income (loss)(a)	(0.46)		(0.27)		(0.25)		(0.35)	(0.36)

Net realized and unrealized gain (loss)	2.19		8.67		8.51		(30.20)	16.92

Total from investment operations	1.73		8.40		8.26		(30.55)	16.56

Distributions:
Dividends from net investment income	—		—		—		—	—

Dividends from net realized gains	—		—		—		(7.56)	—

Total distributions	—		—		—		(7.56)	—

Net asset value, end of period	$50.44		$48.71		$40.31		$32.05	$70.16

Ratios and supplemental data:
Total return(b)	3.55%		20.84%		25.77%		(48.24% )	30.90%

Net assets, end of period (000)	$13,030		$9,071		$3,872		$780	$404

Ratio of net expenses to average net assets	1.51%		1.52%		1.56%		1.46%	1.45%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.51%		1.52%		1.56%		1.47%	1.46%	(c)

Ratio of net investment income (loss) to average net assets	(0.88%	)	(0.62%	)	(0.73%	)	(0.71% )	(0.86%	)(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

128	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Value Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	Year Ended October 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.02	$10.57	$8.90	$14.68	$13.63

Income from investment operations:
Net investment income (loss)(a)	0.01	(0.00)**	0.04	0.03	0.01

Net realized and unrealized gain (loss)	0.22	0.48	1.64	(4.83)	1.73

Total from investment operations	0.23	0.48	1.68	(4.80)	1.74

Distributions:
Dividends from net investment income	—	(0.03)	(0.01)	(0.08)	—

Dividends from net realized gains	—	—	—	(0.90)	(0.69)

Total distributions	—	(0.03)	(0.01)	(0.98)	(0.69)

Net asset value, end of period	$11.25	$11.02	$10.57	$8.90	$14.68

Ratios and supplemental data:
Total return(b)	2.09%	4.52%	18.85%	(34.79% )	13.33%

Net assets, end of period (000)	$23,964	$31,556	$32,877	$45,372	$76,676

Ratio of net expenses to average net assets	1.52%	1.60%	1.59%	1.48%	1.46%

Ratio of gross expenses to average net assets prior to expense reductions	1.67%	1.60%	1.59%	1.49%	1.46%

Ratio of net investment income (loss) to average net assets	0.11%	0.03%	0.50%	0.24%	0.05%

	Year Ended October 31,
	2011	2010	2009	2008	2007
Portfolio turnover rate	27.4%	37.7%	58.7%	61.0%	29.6%

**	Amounts are less than $0.005.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Value Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2011		2010		2009		2008	2007
Net asset value, beginning of period	$10.35		$9.98		$8.46		$14.01	$13.13

Income from investment operations:
Net investment income (loss)(a)	(0.07)		(0.07)		(0.02)		(0.06)	(0.09)

Net realized and unrealized gain (loss)	0.21		0.44		1.54		(4.59)	1.66

Total from investment operations	0.14		0.37		1.52		(4.65)	1.57

Distributions:
Dividends from net investment income	—		—		—		—	—

Dividends from net realized gains	—		—		—		(0.90)	(0.69)

Total distributions	—		—		—		(0.90)	(0.69)

Net asset value, end of period	$10.49		$10.35		$9.98		$8.46	$14.01

Ratios and supplemental data:
Total return(b)	1.35%		3.71%		17.97%		(35.24% )	12.50%

Net assets, end of period (000)	$2,308		$3,903		$5,145		$5,377	$10,867

Ratio of net expenses to average net assets	2.29%		2.34%		2.34%		2.23%	2.21%

Ratio of gross expenses to average net assets prior to expense reductions	2.42%		2.34%		2.34%		2.24%	2.21%

Ratio of net investment income (loss) to average net assets	(0.63%	)	(0.70%	)	(0.29%	)	(0.51% )	(0.70% )

	CLASS C
	Year Ended October 31,
	2011		2010		2009		2008	2007
Net asset value, beginning of period	$10.34		$9.97		$8.45		$14.00	$13.12

Income from investment operations:
Net investment income (loss)(a)	(0.07)		(0.07)		(0.02)		(0.06)	(0.09)

Net realized and unrealized gain (loss)	0.21		0.44		1.54		(4.59)	1.66

Total from investment operations	0.14		0.37		1.52		(4.65)	1.57

Distributions:
Dividends from net investment income	—		—		—		—	—

Dividends from net realized gains	—		—		—		(0.90)	(0.69)

Total distributions	—		—		—		(0.90)	(0.69)

Net asset value, end of period	$10.48		$10.34		$9.97		$8.45	$14.00

Ratios and supplemental data:
Total return(b)	1.35%		3.71%		17.99%		(35.27% )	12.51%

Net assets, end of period (000)	$3,974		$5,915		$6,946		$7,295	$14,364

Ratio of net expenses to average net assets	2.28%		2.35%		2.34%		2.23%	2.21%

Ratio of gross expenses to average net assets prior to expense reductions	2.42%		2.35%		2.34%		2.24%	2.21%

Ratio of net investment income (loss) to average net assets	(0.63%	)	(0.71%	)	(0.29%	)	(0.51% )	(0.70% )

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

130	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Value Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.20	$10.74	$9.05	$14.92	$13.81

Income from investment operations:
Net investment income (loss)(a)	0.04	0.03	0.06	0.06	0.04

Net realized and unrealized gain (loss)	0.22	0.48	1.67	(4.91)	1.76

Total from investment operations	0.26	0.51	1.73	(4.85)	1.80

Distributions:
Dividends from net investment income	—	(0.05)	(0.04)	(0.12)	—

Dividends from net realized gains	—	—	—	(0.90)	(0.69)

Total distributions	—	(0.05)	(0.04)	(1.02)	(0.69)

Net asset value, end of period	$11.46	$11.20	$10.74	$9.05	$14.92

Ratios and supplemental data:
Total return(b)	2.32%	4.79%	19.23%	(34.64% )	13.60%

Net assets, end of period (000)	$11,227	$17,340	$18,396	$17,711	$29,628

Ratio of net expenses to average net assets	1.27%	1.35%	1.34%	1.23%	1.21%

Ratio of gross expenses to average net assets prior to expense reductions	1.42%	1.35%	1.34%	1.24%	1.21%

Ratio of net investment income (loss) to average net assets	0.37%	0.28%	0.69%	0.49%	0.30%

	CLASS R
	Year Ended October 31,						March 1, 2007* through October 31,
	2011		2010		2009	2008	2007
Net asset value, beginning of period	$10.96		$10.52		$8.87	$14.66	$13.18

Income from investment operations:
Net investment income (loss)(a)	(0.01)		(0.02)		0.02	(0.00)**	(0.02)

Net realized and unrealized gain (loss)	0.21		0.46		1.63	(4.82)	1.50

Total from investment operations	0.20		0.44		1.65	(4.82)	1.48

Distributions:
Dividends from net investment income	—		(0.00	)**	—	(0.07)	—

Dividends from net realized gains	—		—		—	(0.90)	—

Total distributions	—		—		—	(0.97)	—

Net asset value, end of period	$11.16		$10.96		$10.52	$8.87	$14.66

Ratios and supplemental data:
Total return(b)	1.82%		4.21%		18.60%	(34.96% )	11.23%

Net assets, end of period (000)	$91		$89		$86	$72	$111

Ratio of net expenses to average net assets	1.76%		1.85%		1.83%	1.73%	1.71%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.93%		1.85%		1.84%	1.74%	1.71%	(c)

Ratio of net investment income (loss) to average net assets	(0.10%	)	(0.23%	)	0.18%	(0.01% )	(0.20%	)(c)

*	Commencement of operations.

**	Amounts are less than $0.005.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Blue Chip Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	Year Ended October 31,
	2011		2010	2009	2008	2007
Net asset value, beginning of period	$11.93		$10.51	$8.91	$14.82	$12.75

Income from investment operations:
Net investment income (loss)(a)	(0.03)		(0.02)	0.06	0.06	0.04

Net realized and unrealized gain (loss)	0.47		1.46	1.58	(5.05)	2.11

Total from investment operations	0.44		1.44	1.64	(4.99)	2.15

Distributions:
Dividends from net investment income	—		(0.02)	(0.04)	(0.03)	(0.04)

Dividends from net realized gains	—		—	—	(0.89)	(0.04)

Total distributions	—		(0.02)	(0.04)	(0.92)	(0.08)

Net asset value, end of period	$12.37		$11.93	$10.51	$8.91	$14.82

Ratios and supplemental data:
Total return(b)	3.69%		13.72%	18.50%	(35.66% )	16.93%

Net assets, end of period (000)	$22,702		$24,518	$32,143	$67,229	$107,955

Ratio of net expenses to average net assets	1.44%		1.56%	1.54%	1.45%	1.44%

Ratio of gross expenses to average net assets prior to expense reductions	1.57%		1.56%	1.55%	1.46%	1.45%

Ratio of net investment income (loss) to average net assets	(0.28%	)	(0.18% )	0.72%	0.49%	0.33%

	Year Ended October 31,
	2011		2010	2009	2008	2007
Portfolio turnover rate	73.5%		49.4%	79.0%	39.8%	45.9%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

132	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Blue Chip Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2011		2010		2009		2008	2007
Net asset value, beginning of period	$11.45		$10.14		$8.63		$14.44	$12.49

Income from investment operations:
Net investment income (loss)(a)	(0.13)		(0.10)		(0.02)		(0.03)	(0.06)

Net realized and unrealized gain (loss)	0.46		1.41		1.53		(4.89)	2.05

Total from investment operations	0.33		1.31		1.51		(4.92)	1.99

Distributions:
Dividends from net investment income	—		—		—		—	—

Dividends from net realized gains	—		—		—		(0.89)	(0.04)

Total distributions	—		—		—		(0.89)	(0.04)

Net asset value, end of period	$11.78		$11.45		$10.14		$8.63	$14.44

Ratios and supplemental data:
Total return(b)	2.88%		12.92%		17.50%		(36.08% )	15.96%

Net assets, end of period (000)	$2,893		$4,171		$5,087		$4,833	$8,694

Ratio of net expenses to average net assets	2.20%		2.31%		2.29%		2.20%	2.19%

Ratio of gross expenses to average net assets prior to expense reductions	2.32%		2.31%		2.29%		2.21%	2.20%

Ratio of net investment income (loss) to average net assets	(1.03%	)	(0.92%	)	(0.25%	)	(0.26% )	(0.42% )

	CLASS C
	Year Ended October 31,
	2011		2010		2009		2008	2007
Net asset value, beginning of period	$11.45		$10.15		$8.63		$14.45	$12.49

Income from investment operations:
Net investment income (loss)(a)	(0.12)		(0.10)		(0.02)		(0.03)	(0.06)

Net realized and unrealized gain (loss)	0.46		1.40		1.54		(4.90)	2.06

Total from investment operations	0.34		1.30		1.52		(4.93)	2.00

Distributions:
Dividends from net investment income	—		—		—		—	—

Dividends from net realized gains	—		—		—		(0.89)	(0.04)

Total distributions	—		—		—		(0.89)	(0.04)

Net asset value, end of period	$11.79		$11.45		$10.15		$8.63	$14.45

Ratios and supplemental data:
Total return(b)	2.97%		12.81%		17.61%		(36.13% )	16.04%

Net assets, end of period (000)	$10,153		$10,628		$10,359		$8,489	$14,389

Ratio of net expenses to average net assets	2.19%		2.31%		2.29%		2.20%	2.19%

Ratio of gross expenses to average net assets prior to expense reductions	2.32%		2.31%		2.29%		2.21%	2.20%

Ratio of net investment income (loss) to average net assets	(1.03%	)	(0.92%	)	(0.25%	)	(0.26% )	(0.42% )

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Blue Chip Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2011		2010	2009	2008	2007
Net asset value, beginning of period	$11.98		$10.56	$8.97	$14.90	$12.84

Income from investment operations:
Net investment income (loss)(a)	(0.00	)**	0.01	0.07	0.09	0.08

Net realized and unrealized gain (loss)	0.48		1.46	1.59	(5.06)	2.11

Total from investment operations	0.48		1.47	1.66	(4.97)	2.19

Distributions:
Dividends from net investment income	—		(0.05)	(0.07)	(0.07)	(0.09)

Dividends from net realized gains	—		—	—	(0.89)	(0.04)

Total distributions	—		(0.05)	(0.07)	(0.96)	(0.13)

Net asset value, end of period	$12.46		$11.98	$10.56	$8.97	$14.90

Ratios and supplemental data:
Total return(b)	4.01%		13.97%	18.74%	(35.44% )	17.15%

Net assets, end of period (000)	$24,547		$23,441	$21,604	$22,337	$34,783

Ratio of net expenses to average net assets	1.18%		1.31%	1.29%	1.20%	1.19%

Ratio of gross expenses to average net assets prior to expense reductions	1.32%		1.31%	1.29%	1.21%	1.20%

Ratio of net investment income (loss) to average net assets	(0.02%	)	0.08%	0.76%	0.74%	0.58%

	CLASS R
	Year Ended October 31,						March 1, 2007* through October 31,
	2011		2010		2009	2008	2007
Net asset value, beginning of period	$11.87		$10.47		$8.88	$14.79	$12.80

Income from investment operations:
Net investment income (loss)(a)	(0.07)		(0.05)		0.02	0.03	0.01

Net realized and unrealized gain (loss)	0.48		1.45		1.60	(5.04)	1.98

Total from investment operations	0.41		1.40		1.62	(5.01)	1.99

Distributions:
Dividends from net investment income	—		—		(0.03)	(0.01)	—

Dividends from net realized gains	—		—		—	(0.89)	—

Total distributions	—		—		(0.03)	(0.90)	—

Net asset value, end of period	$12.28		$11.87		$10.47	$8.88	$14.79

Ratios and supplemental data:
Total return(b)	3.45%		13.37%		18.28%	(35.82% )	15.55%

Net assets, end of period (000)	$103		$99		$88	$106	$116

Ratio of net expenses to average net assets	1.68%		1.81%		1.79%	1.70%	1.69%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.82%		1.81%		1.80%	1.71%	1.70%	(c)

Ratio of net investment income (loss) to average net assets	(0.52%	)	(0.43%	)	0.28%	0.24%	0.08%	(c)

*	Commencement of operations.

**	Amount equated to less than $0.005 per common share.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

134	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Discovery Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	Year Ended October 31,	June 1, 2010* through October 31,
	2011	2010
Net asset value, beginning of period	$11.64	$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.14)	(0.04)

Net realized and unrealized gain (loss)	0.55	1.68

Total from investment operations	0.41	1.64

Distributions:
Dividends from net investment income	(0.01)	—

Dividends from net realized gains	—	—

Total distributions	(0.01)	—

Net asset value, end of period	$12.04	$11.64

Ratios and supplemental data:
Total return(b)	3.55%	16.40%

Net assets, end of period (000)	$23,463	$14,557

Ratio of net expenses to average net assets	1.50%	1.50%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.84%	2.63%	(c)

Ratio of net investment income (loss) to average net assets	(1.08% )	(0.99%	)(c)

	Year Ended October 31,	June 1, 2010* through October 31,
	2011	2010
Portfolio turnover rate	97.1%	26.2%

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Discovery Growth Fund    Financial Highlights

	CLASS B
	Year Ended October 31,		June 1, 2010* through October 31,
	2011		2010
Net asset value, beginning of period	$11.60		$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.24)		(0.08)

Net realized and unrealized gain (loss)	0.57		1.68

Total from investment operations	0.33		1.60

Distributions:
Dividends from net investment income	—		—

Dividends from net realized gains	—		—

Total distributions	—		—

Net asset value, end of period	$11.93		$11.60

Ratios and supplemental data:
Total return(b)	2.84%		16.00%

Net assets, end of period (000)	$1,451		$1,160

Ratio of net expenses to average net assets	2.25%		2.25%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	2.61%		3.41%	(c)

Ratio of net investment income (loss) to average net assets	(1.81%	)	(1.74%	)(c)

	CLASS C
	Year Ended October 31,		June 1, 2010* through October 31,
	2011		2010
Net asset value, beginning of period	$11.60		$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.24)		(0.08)

Net realized and unrealized gain (loss)	0.57		1.68

Total from investment operations	0.33		1.60

Distributions:
Dividends from net investment income	—		—

Dividends from net realized gains	—		—

Total distributions	—		—

Net asset value, end of period	$11.93		$11.60

Ratios and supplemental data:
Total return(b)	2.84%		16.00%

Net assets, end of period (000)	$2,524		$1,545

Ratio of net expenses to average net assets	2.25%		2.25%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	2.59%		3.38%	(c)

Ratio of net investment income (loss) to average net assets	(1.82%	)	(1.76%	)(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

136	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Discovery Growth Fund    Financial Highlights

	CLASS I
	Year Ended October 31,	June 1, 2010* through October 31,
	2011	2010
Net asset value, beginning of period	$11.65	$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.12)	(0.03)

Net realized and unrealized gain (loss)	0.57	1.68

Total from investment operations	0.45	1.65

Distributions:
Dividends from net investment income	(0.03)	—

Dividends from net realized gains	—	—

Total distributions	(0.03)	—

Net asset value, end of period	$12.07	$11.65

Ratios and supplemental data:
Total return(b)	3.82%	16.50%

Net assets, end of period (000)	$7,738	$2,540

Ratio of net expenses to average net assets	1.25%	1.25%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.54%	2.40%	(c)

Ratio of net investment income (loss) to average net assets	(0.89% )	(0.74%	)(c)

	CLASS R
	Year Ended October 31,		June 1, 2010* through October 31,
	2011		2010
Net asset value, beginning of period	$11.63		$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.17)		(0.05)

Net realized and unrealized gain (loss)	0.55		1.68

Total from investment operations	0.38		1.63

Distributions:
Dividends from net investment income	—		—

Dividends from net realized gains	—		—

Total distributions	—		—

Net asset value, end of period	$12.01		$11.63

Ratios and supplemental data:
Total return(b)	3.27%		16.30%

Net assets, end of period (000)	$1,201		$1,163

Ratio of net expenses to average net assets	1.75%		1.75%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	2.13%		2.91%	(c)

Ratio of net investment income (loss) to average net assets	(1.29%	)	(1.24%	)(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos International Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	Year Ended October 31,
	2011		2010		2009	2008	2007
Net asset value, beginning of period	$15.46		$12.64		$8.90	$19.16	$13.34

Income from investment operations:
Net investment income (loss)	(0.04	)(a)	(0.04	)(a)	0.03 (a)	0.04 (a)	0.06

Net realized and unrealized gain (loss)	0.90		2.86		3.71	(9.61)	5.85

Total from investment operations	0.86		2.82		3.74	(9.57)	5.91

Distributions:
Dividends from net investment income	—		—		—	(0.08)	(0.05)

Dividends from net realized gains	—		—		—	(0.61)	(0.04)

Total distributions	—		—		—	(0.69)	(0.09)

Net asset value, end of period	$16.32		$15.46		$12.64	$8.90	$19.16

Ratios and supplemental data:
Total return(b)	5.56%		22.31%		42.02%	(51.67%)	44.59%

Net assets, end of period (000)	$238,764		$136,723		$112,647	$130,686	$270,864

Ratio of net expenses to average net assets	1.49%		1.67%		1.62%	1.48%	1.49%

Ratio of gross expenses to average net assets prior to expense reductions	1.58%		1.67%		1.62%	1.48%	1.49%

Ratio of net investment income (loss) to average net assets	(0.21%)		(0.26%)		0.35%	0.25%	0.40%

	Year Ended October 31,
	2011	2010	2009	2008	2007
Portfolio turnover rate	59.6%	63.1%	86.9%	87.7%	80.1%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

138	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos International Growth Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2011		2010		2009		2008		2007
Net asset value, beginning of period	$14.96		$12.32		$8.74		$18.88		$13.20

Income from investment operations:
Net investment income (loss)	(0.16	)(a)	(0.14	)(a)	(0.03	)(a)	(0.07	)(a)	(0.04)

Net realized and unrealized gain (loss)	0.87		2.78		3.61		(9.46)		5.76

Total from investment operations	0.71		2.64		3.58		(9.53)		5.72

Distributions:
Dividends from net investment income	—		—		—		—		—

Dividends from net realized gains	—		—		—		(0.61)		(0.04)

Total distributions	—		—		—		(0.61)		(0.04)

Net asset value, end of period	$15.67		$14.96		$12.32		$8.74		$18.88

Ratios and supplemental data:
Total return(b)	4.75%		21.43%		40.96%		(52.02%	)	43.49%

Net assets, end of period (000)	$13,500		$16,606		$17,019		$15,978		$40,659

Ratio of net expenses to average net assets	2.25%		2.42%		2.37%		2.23%		2.24%

Ratio of gross expenses to average net assets prior to expense reductions	2.32%		2.42%		2.38%		2.23%		2.24%

Ratio of net investment income (loss) to average net assets	(1.01%	)	(1.02%	)	(0.34%	)	(0.50%	)	(0.35% )

	CLASS C
	Year Ended October 31,
	2011		2010		2009		2008		2007
Net asset value, beginning of period	$14.94		$12.30		$8.72		$18.85		$13.18

Income from investment operations:
Net investment income (loss)	(0.16	)(a)	(0.14	)(a)	(0.03	)(a)	(0.07	)(a)	(0.04)

Net realized and unrealized gain (loss)	0.87		2.78		3.61		(9.45)		5.75

Total from investment operations	0.71		2.64		3.58		(9.52)		5.71

Distributions:
Dividends from net investment income	—		—		—		—		—

Dividends from net realized gains	—		—		—		(0.61)		(0.04)

Total distributions	—		—		—		(0.61)		(0.04)

Net asset value, end of period	$15.65		$14.94		$12.30		$8.72		$18.85

Ratios and supplemental data:
Total return(b)	4.75%		21.46%		41.06%		(52.05%	)	43.48%

Net assets, end of period (000)	$53,355		$48,200		$43,138		$43,401		$96,202

Ratio of net expenses to average net assets	2.25%		2.42%		2.37%		2.23%		2.24%

Ratio of gross expenses to average net assets prior to expense reductions	2.32%		2.42%		2.37%		2.23%		2.24%

Ratio of net investment income (loss) to average net assets	(0.98%	)	(1.01%	)	(0.36%	)	(0.50%	)	(0.35% )

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos International Growth Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2011		2010	2009		2008	2007
Net asset value, beginning of period	$15.57		$12.72	$8.93		$19.22	$13.37

Income from investment operations:
Net investment income (loss)	0.01	(a)	0.01 (a)	0.05	(a)	0.08 (a)	0.07

Net realized and unrealized gain (loss)	0.89		2.87	3.74		(9.65)	5.90

Total from investment operations	0.90		2.88	3.79		(9.57)	5.97

Distributions:
Dividends from net investment income	—		(0.03)	—		(0.11)	(0.08)

Dividends from net realized gains	—		—	—		(0.61)	(0.04)

Total distributions	—		(0.03)	—		(0.72)	(0.12)

Net asset value, end of period	$16.47		$15.57	$12.72		$8.93	$19.22

Ratios and supplemental data:
Total return(b)	5.78%		22.66%	42.44%		(51.56% )	45.01%

Net assets, end of period (000)	$226,298		$96,003	$42,392		$78,423	$157,986

Ratio of net expenses to average net assets	1.23%		1.42%	1.35%		1.23%	1.24%

Ratio of gross expenses to average net assets prior to expense reductions	1.33%		1.42%	1.36%		1.23%	1.24%

Ratio of net investment income (loss) to average net assets	0.07%		0.06%	0.51%		0.50%	0.65%

	CLASS R
	Year Ended October 31,								March 1, 2007* through October 31,
	2011		2010		2009		2008		2007
Net asset value, beginning of period	$15.35		$12.58		$8.88		$19.13		$14.19

Income from investment operations:
Net investment income (loss)	(0.08	)(a)	(0.07	)(a)	0.00	(a)**	0.00	(a)**	0.02

Net realized and unrealized gain (loss)	0.89		2.84		3.70		(9.59)		4.92

Total from investment operations	0.81		2.77		3.70		(9.59)		4.94

Distributions:
Dividends from net investment income	—		—		—		(0.05)		—

Dividends from net realized gains	—		—		—		(0.61)		—

Total distributions	—		—		—		(0.66)		—

Net asset value, end of period	$16.16		$15.35		$12.58		$8.88		$19.13

Ratios and supplemental data:
Total return(b)	5.28%		22.02%		41.67%		(51.78%	)	34.81%

Net assets, end of period (000)	$3,667		$1,163		$598		$83		$135

Ratio of net expenses to average net assets	1.73%		1.92%		1.89%		1.73%		1.74%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.84%		1.92%		1.89%		1.73%		1.74%	(c)

Ratio of net investment income (loss) to average net assets	(0.46%	)	(0.49%	)	0.02%		0.00%		0.15%	(c)

*	Commencement of operations.

**	Amount equated to less than $0.005 per common share.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

140	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Evolving World Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	Year Ended October 31,			August 15, 2008* through October 31,
	2011	2010	2009	2008
Net asset value, beginning of period	$12.42	$10.30	$7.33	$10.00

Income from investment operations:
Net investment income (loss)(a)	0.01	0.08	0.12	0.01

Net realized and unrealized gain (loss)	0.08	2.11	2.91	(2.68)

Total from investment operations	0.09	2.19	3.03	(2.67)

Distributions:
Dividends from net investment income	(0.04)	(0.07)	(0.06)	—

Dividends from net realized gains	—	—	—	—

Total distributions	(0.04)	(0.07)	(0.06)	—

Net asset value, end of period	$12.47	$12.42	$10.30	$7.33

Ratios and supplemental data:
Total return(b)	0.68%	21.40%	41.76%	(26.70%	)

Net assets, end of period (000)	$104,365	$44,895	$15,276	$1,194

Ratio of net expenses to average net assets	1.58%	1.67%	1.75%	1.68%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.58%	1.67%	1.97%	3.01%	(c)

Ratio of net investment income (loss) to average net assets	0.08%	0.67%	1.31%	0.71%	(c)

	Year Ended October 31,			August 15, 2008* through October 31,
	2011	2010	2009	2008
Portfolio turnover rate	67.4%	48.3%	73.5%	1.2%

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Evolving World Growth Fund    Financial Highlights

	CLASS B
	Year Ended October 31,				August 15, 2008* through October 31,
	2011		2010	2009	2008
Net asset value, beginning of period	$12.32		$10.24	$7.32	$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.09)		(0.01)	0.07	(0.00	)**

Net realized and unrealized gain (loss)	0.09		2.10	2.89	(2.68)

Total from investment operations	—		2.09	2.96	(2.68)

Distributions:
Dividends from net investment income	—		(0.01)	(0.04)	—

Dividends from net realized gains	—		—	—	—

Total distributions	—		(0.01)	(0.04)	—

Net asset value, end of period	$12.32		$12.32	$10.24	$7.32

Ratios and supplemental data:
Total return(b)	0.00%		20.42%	40.71%	(26.80%	)

Net assets, end of period (000)	$1,815		$1,819	$1,349	$732

Ratio of net expenses to average net assets	2.33%		2.43%	2.49%	2.43%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	2.33%		2.43%	2.95%	3.76%	(c)

Ratio of net investment income (loss) to average net assets	(0.71%	)	(0.11% )	0.83%	(0.04%	)(c)

	CLASS C
	Year Ended October 31,				August 15, 2008* through October 31,
	2011		2010	2009	2008
Net asset value, beginning of period	$12.31		$10.24	$7.32	$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.09)		(0.01)	0.07	(0.00	)**

Net realized and unrealized gain (loss)	0.09		2.10	2.89	(2.68)

Total from investment operations	—		2.09	2.96	(2.68)

Distributions:
Dividends from net investment income	(0.00	)**	(0.02)	(0.04)	—

Dividends from net realized gains	—		—	—	—

Total distributions	—		(0.02)	(0.04)	—

Net asset value, end of period	$12.31		$12.31	$10.24	$7.32

Ratios and supplemental data:
Total return(b)	0.00%		20.43%	40.71%	(26.80%	)

Net assets, end of period (000)	$8,913		$3,472	$1,431	$734

Ratio of net expenses to average net assets	2.33%		2.43%	2.49%	2.43%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	2.33%		2.43%	2.95%	3.76%	(c)

Ratio of net investment income (loss) to average net assets	(0.66%	)	(0.07% )	0.82%	(0.04%	)(c)

*	Commencement of operations.

**	Amount equated to less than $0.005 per common share.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

142	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Evolving World Growth Fund    Financial Highlights

	CLASS I
	Year Ended October 31,				August 15, 2008* through October 31,
	2011		2010	2009	2008
Net asset value, beginning of period	$12.46		$10.32	$7.33	$10.00

Income from investment operations:
Net investment income (loss)(a)	0.04		0.10	0.15	0.02

Net realized and unrealized gain (loss)	0.09		2.12	2.91	(2.69)

Total from investment operations	0.13		2.22	3.06	(2.67)

Distributions:
Dividends from net investment income	(0.05)		(0.08)	(0.07)	—

Dividends from net realized gains	—		—	—	—

Total distributions	(0.05)		(0.08)	(0.07)	—

Net asset value, end of period	$12.54		$12.46	$10.32	$7.33

Ratios and supplemental data:
Total return(b)	1.05%		21.68%	42.14%	(26.70%	)

Net assets, end of period (000)	$89,205		$52,875	$24,132	$15,404

Ratio of net expenses to average net assets	1.33%	(c)	1.43%	1.49%	1.43%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.33%	(c)	1.43%	1.97%	2.76%	(c)

Ratio of net investment income (loss) to average net assets	0.33%		0.92%	1.86%	0.96%	(c)

	CLASS R
	Year Ended October 31,				August 15, 2008* through October 31,
	2011		2010	2009	2008
Net asset value, beginning of period	$12.39		$10.28	$7.33	$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.03)		0.04	0.11	0.01

Net realized and unrealized gain (loss)	0.09		2.11	2.89	(2.68)

Total from investment operations	0.06		2.15	3.00	(2.67)

Distributions:
Dividends from net investment income	—		(0.04)	(0.05)	—

Dividends from net realized gains	—		—	—	—

Total distributions	—		(0.04)	(0.05)	—

Net asset value, end of period	$12.45		$12.39	$10.28	$7.33

Ratios and supplemental data:
Total return(b)	0.48%		20.99%	41.32%	(26.70%	)

Net assets, end of period (000)	$1,274		$1,252	$1,040	$732

Ratio of net expenses to average net assets	1.83%		1.93%	1.99%	1.93%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.83%	(c)	1.93%	2.49%	3.26%	(c)

Ratio of net investment income (loss) to average net assets	(0.21%	)(c)	0.38%	1.37%	0.46%	(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Global Equity Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	Year Ended October 31,						March 1, 2007* through October 31,
	2011		2010		2009	2008	2007
Net asset value, beginning of period	$11.28		$9.12		$7.16	$13.44	$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.07)		(0.07)		(0.03)	(0.06)	(0.02)

Net realized and unrealized gain (loss)	0.93		2.23		2.33	(6.22)	3.46

Total from investment operations	0.86		2.16		2.30	(6.28)	3.44

Distributions:
Dividends from net investment income	—		—		(0.33)	—	—

Dividends from net realized gains	—		—		—	—	—

Return of capital	—		—		(0.01)	—	—

Total distributions	—		—		(0.34)	—	—

Net asset value, end of period	$12.14		$11.28		$9.12	$7.16	$13.44

Ratios and supplemental data:
Total return(b)	7.62%		23.68%		34.24%	(46.73% )	34.40%

Net assets, end of period (000)	$51,525		$30,212		$21,162	$23,904	$42,097

Ratio of net expenses to average net assets	1.57%		1.88%		1.95%	1.82%	1.75%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.66%		1.88%		2.05%	1.82%	1.92%	(c)

Ratio of net investment income (loss) to average net assets	(0.60%	)	(0.71%	)	(0.45% )	(0.52% )	(0.30%	)(c)

	Year Ended October 31,						March 1, 2007* through October 31,
	2011		2010		2009	2008	2007
Portfolio turnover rate	58.8%		65.1%		101.6%	83.7%	45.8%

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

144	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Equity Fund    Financial Highlights

	CLASS B
	Year Ended October 31,						March 1, 2007* through October 31,
	2011		2010		2009	2008	2007
Net asset value, beginning of period	$11.06		$9.02		$7.06	$13.36	$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.16)		(0.15)		(0.09)	(0.14)	(0.08)

Net realized and unrealized gain (loss)	0.92		2.19		2.33	(6.16)	3.44

Total from investment operations	0.76		2.04		2.24	(6.30)	3.36

Distributions:
Dividends from net investment income	—		—		(0.27)	—	—

Dividends from net realized gains	—		—		—	—	—

Return of capital	—		—		(0.01)	—	—

Total distributions	—		—		(0.28)	—	—

Net asset value, end of period	$11.82		$11.06		$9.02	$7.06	$13.36

Ratios and supplemental data:
Total return(b)	6.87%		22.62%		33.48%	(47.16% )	33.60%

Net assets, end of period (000)	$2,603		$2,552		$2,125	$1,531	$2,529

Ratio of net expenses to average net assets	2.35%		2.63%		2.71%	2.57%	2.50%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	2.42%		2.63%		2.81%	2.57%	2.67%	(c)

Ratio of net investment income (loss) to average net assets	(1.37%	)	(1.46%	)	(1.18% )	(1.27% )	(1.05%	)(c)

	CLASS C
	Year Ended October 31,						March 1, 2007* through October 31,
	2011		2010		2009	2008	2007
Net asset value, beginning of period	$11.04		$9.00		$7.07	$13.37	$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.16)		(0.15)		(0.09)	(0.14)	(0.08)

Net realized and unrealized gain (loss)	0.92		2.19		2.32	(6.16)	3.45

Total from investment operations	0.76		2.04		2.23	(6.30)	3.37

Distributions:
Dividends from net investment income	—		—		(0.29)	—	—

Dividends from net realized gains	—		—		—	—	—

Return of capital	—		—		(0.01)	—	—

Total distributions	—		—		(0.30)	—	—

Net asset value, end of period	$11.80		$11.04		$9.00	$7.07	$13.37

Ratios and supplemental data:
Total return(b)	6.88%		22.67%		33.29%	(47.12% )	33.70%

Net assets, end of period (000)	$10,359		$6,523		$4,490	$4,339	$3,261

Ratio of net expenses to average net assets	2.32%		2.63%		2.70%	2.57%	2.50%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	2.41%		2.63%		2.81%	2.57%	2.67%	(c)

Ratio of net investment income (loss) to average net assets	(1.33%	)	(1.46%	)	(1.22% )	(1.27% )	(1.05%	)(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Global Equity Fund    Financial Highlights

	CLASS I
	Year Ended October 31,						March 1, 2007* through October 31,
	2011		2010		2009	2008	2007
Net asset value, beginning of period	$11.31		$9.13		$7.19	$13.46	$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.04)		(0.04)		(0.01)	(0.03)	(0.00	)**

Net realized and unrealized gain (loss)	0.95		2.22		2.34	(6.24)	3.46

Total from investment operations	0.91		2.18		2.33	(6.27)	3.46

Distributions:
Dividends from net investment income	—		—		(0.38)	—	—

Dividends from net realized gains	—		—		—	—	—

Return of capital	—		—		(0.01)	—	—

Total distributions	—		—		(0.39)	—	—

Net asset value, end of period	$12.22		$11.31		$9.13	$7.19	$13.46

Ratios and supplemental data:
Total return(b)	8.05%		23.88%		34.70%	(46.58% )	34.60%

Net assets, end of period (000)	$63,563		$11,996		$4,724	$3,436	$5,714

Ratio of net expenses to average net assets	1.27%		1.63%		1.70%	1.57%	1.50%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.39%		1.63%		1.81%	1.57%	1.67%	(c)

Ratio of net investment income (loss) to average net assets	(0.29%	)	(0.39%	)	(0.18% )	(0.27% )	(0.05%	)(c)

	CLASS R
	Year Ended October 31,						March 1, 2007* through October 31,
	2011		2010		2009	2008	2007
Net asset value, beginning of period	$11.19		$9.07		$7.13	$13.41	$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.10)		(0.10)		(0.05)	(0.08)	(0.04)

Net realized and unrealized gain (loss)	0.93		2.22		2.32	(6.20)	3.45

Total from investment operations	0.83		2.12		2.27	(6.28)	3.41

Distributions:
Dividends from net investment income	—		—		(0.32)	—	—

Dividends from net realized gains	—		—		—	—	—

Return of capital	—		—		(0.01)	—	—

Total distributions	—		—		(0.33)	—	—

Net asset value, end of period	$12.02		$11.19		$9.07	$7.13	$13.41

Ratios and supplemental data:
Total return(b)	7.42%		23.37%		33.92%	(46.83% )	34.10%

Net assets, end of period (000)	$1,709		$1,223		$962	$713	$1,341

Ratio of net expenses to average net assets	1.83%		2.13%		2.20%	2.07%	2.00%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.91%		2.13%		2.31%	2.07%	2.17%	(c)

Ratio of net investment income (loss) to average net assets	(0.85%	)	(0.96%	)	(0.68% )	(0.77% )	(0.55%	)(c)

*	Commencement of operations.

**	Amount equated to less than $0.005 per common share.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

146	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	Year Ended October 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$30.15	$27.49	$21.13	$35.83	$32.71

Income from investment operations:
Net investment income (loss)	0.51 (a)	0.64 (a)	0.62 (a)	0.37 (a)	0.32

Net realized and unrealized gain (loss)	1.89	2.70	6.17	(12.09)	5.04

Total from investment operations	2.40	3.34	6.79	(11.72)	5.36

Distributions:
Dividends from net investment income	(0.43)	(0.68)	(0.43)	(0.52)	(0.50)

Dividends from net realized gains	—	—	—	(2.46)	(1.74)

Total distributions	(0.43)	(0.68)	(0.43)	(2.98)	(2.24)

Net asset value, end of period	$32.12	$30.15	$27.49	$21.13	$35.83

Ratios and supplemental data:
Total return(b)	8.04%	12.31%	32.49%	(35.31% )	17.38%

Net assets, end of period (000)	$2,017,175	$1,706,548	$1,748,479	$1,749,433	$3,441,626

Ratio of net expenses to average net assets	1.08%	1.09%	1.12%	1.06%	1.06%

Ratio of gross expenses to average net assets prior to expense reductions	1.08%	1.09%	1.12%	1.07%	1.06%

Ratio of net investment income (loss) to average net assets	1.60%	2.26%	2.69%	1.26%	1.16%

	Year Ended October 31,
	2011	2010	2009	2008	2007
Portfolio turnover rate	55.1%	54.6%	66.2%	83.4%	66.0%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Growth and Income Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$34.22	$31.10	$23.85	$40.09	$36.32

Income from investment operations:
Net investment income (loss)	0.32 (a)	0.49 (a)	0.50 (a)	0.17 (a)	0.12

Net realized and unrealized gain (loss)	2.14	3.05	6.97	(13.63)	5.60

Total from investment operations	2.46	3.54	7.47	(13.46)	5.72

Distributions:
Dividends from net investment income	(0.21)	(0.42)	(0.22)	(0.32)	(0.21)

Dividends from net realized gains	—	—	—	(2.46)	(1.74)

Total distributions	(0.21)	(0.42)	(0.22)	(2.78)	(1.95)

Net asset value, end of period	$36.47	$34.22	$31.10	$23.85	$40.09

Ratios and supplemental data:
Total return(b)	7.21%	11.46%	31.48%	(35.80% )	16.53%

Net assets, end of period (000)	$184,989	$303,273	$376,111	$385,128	$739,884

Ratio of net expenses to average net assets	1.82%	1.84%	1.87%	1.81%	1.81%

Ratio of gross expenses to average net assets prior to expense reductions	1.82%	1.84%	1.88%	1.82%	1.81%

Ratio of net investment income (loss) to average net assets	0.88%	1.51%	1.95%	0.51%	0.41%

	CLASS C
	Year Ended October 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$30.30	$27.62	$21.23	$36.05	$32.89

Income from investment operations:
Net investment income (loss)	0.27 (a)	0.43 (a)	0.45 (a)	0.15 (a)	0.10

Net realized and unrealized gain (loss)	1.91	2.72	6.19	(12.16)	5.05

Total from investment operations	2.18	3.15	6.64	(12.01)	5.15

Distributions:
Dividends from net investment income	(0.25)	(0.47)	(0.25)	(0.35)	(0.25)

Dividends from net realized gains	—	—	—	(2.46)	(1.74)

Total distributions	(0.25)	(0.47)	(0.25)	(2.81)	(1.99)

Net asset value, end of period	$32.23	$30.30	$27.62	$21.23	$36.05

Ratios and supplemental data:
Total return(b)	7.23%	11.50%	31.49%	(35.82% )	16.53%

Net assets, end of period (000)	$1,344,781	$1,291,168	$1,263,459	$1,212,715	$2,244,752

Ratio of net expenses to average net assets	1.83%	1.84%	1.87%	1.81%	1.81%

Ratio of gross expenses to average net assets prior to expense reductions	1.83%	1.84%	1.87%	1.82%	1.81%

Ratio of net investment income (loss) to average net assets	0.86%	1.51%	1.94%	0.51%	0.41%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

148	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$29.48	$26.89	$20.69	$35.13	$32.11

Income from investment operations:
Net investment income (loss)	0.58 (a)	0.70 (a)	0.68 (a)	0.42 (a)	0.46

Net realized and unrealized gain (loss)	1.84	2.64	6.01	(11.82)	4.88

Total from investment operations	2.42	3.34	6.69	(11.40)	5.34

Distributions:
Dividends from net investment income	(0.49)	(0.75)	(0.49)	(0.58)	(0.58)

Dividends from net realized gains	—	—	—	(2.46)	(1.74)

Total distributions	(0.49)	(0.75)	(0.49)	(3.04)	(2.32)

Net asset value, end of period	$31.41	$29.48	$26.89	$20.69	$35.13

Ratios and supplemental data:
Total return(b)	8.31%	12.61%	32.75%	(35.14% )	17.70%

Net assets, end of period (000)	$856,632	$683,473	$352,451	$140,308	$173,650

Ratio of net expenses to average net assets	0.83%	0.84%	0.87%	0.81%	0.81%

Ratio of gross expenses to average net assets prior to expense reductions	0.83%	0.84%	0.87%	0.82%	0.81%

Ratio of net investment income (loss) to average net assets	1.85%	2.51%	2.92%	1.51%	1.41%

	CLASS R
	Year Ended October 31,				March 1, 2007* through October 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$30.02	$27.39	$21.08	$35.80	$31.32

Income from investment operations:
Net investment income (loss)	0.43 (a)	0.57 (a)	0.56 (a)	0.28 (a)	0.20

Net realized and unrealized gain (loss)	1.88	2.69	6.14	(12.05)	4.57

Total from investment operations	2.31	3.26	6.70	(11.77)	4.77

Distributions:
Dividends from net investment income	(0.38)	(0.63)	(0.39)	(0.49)	(0.29)

Dividends from net realized gains	—	—	—	(2.46)	—

Total distributions	(0.38)	(0.63)	(0.39)	(2.95)	(0.29)

Net asset value, end of period	$31.95	$30.02	$27.39	$21.08	$35.80

Ratios and supplemental data:
Total return(b)	7.75%	12.05%	32.11%	(35.49% )	15.32%

Net assets, end of period (000)	$15,486	$10,285	$2,636	$690	$115

Ratio of net expenses to average net assets	1.33%	1.34%	1.36%	1.31%	1.31%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.33%	1.34%	1.37%	1.32%	1.31%	(c)

Ratio of net investment income (loss) to average net assets	1.34%	2.00%	2.35%	1.01%	0.91%	(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Global Growth and Income Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	Year Ended October 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.16	$9.20	$7.35	$12.83	$10.50

Income from investment operations:
Net investment income (loss)(a)	0.11	0.17	0.21	0.12	0.07

Net realized and unrealized gain (loss)	0.50	0.98	1.87	(4.88)	2.60

Total from investment operations	0.61	1.15	2.08	(4.76)	2.67

Distributions:
Dividends from net investment income	—	(0.04)	(0.23)	—	—

Dividends from net realized gains	—	—	—	(0.72)	(0.34)

Return of capital	—	(0.15)	—	—	—

Total distributions	—	(0.19)	(0.23)	(0.72)	(0.34)

Net asset value, end of period	$10.77	$10.16	$9.20	$7.35	$12.83

Ratios and supplemental data:
Total return(b)	6.00%	12.64%	29.16%	(39.08% )	26.17%

Net assets, end of period (000)	$373,595	$318,493	$273,281	$300,563	$625,429

Ratio of net expenses to average net assets	1.32%	1.36%	1.44%	1.36%	1.38%

Ratio of gross expenses to average net assets prior to expense reductions	1.32%	1.36%	1.44%	1.36%	1.38%

Ratio of net investment income (loss) to average net assets	1.01%	1.74%	2.66%	1.12%	0.61%

	Year Ended October 31,
	2011	2010	2009	2008	2007
Portfolio turnover rate	73.1%	62.2%	97.3%	117.7%	83.3%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

150	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Growth and Income Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.32	$9.37	$7.52	$13.21	$10.88

Income from investment operations:
Net investment income (loss)(a)	0.03	0.10	0.15	0.04	(0.02)

Net realized and unrealized gain (loss)	0.50	1.00	1.91	(5.01)	2.69

Total from investment operations	0.53	1.10	2.06	(4.97)	2.67

Distributions:
Dividends from net investment income	—	(0.03)	(0.21)	—	—

Dividends from net realized gains	—	—	—	(0.72)	(0.34)

Return of capital	—	(0.12)	—	—	—

Total distributions	—	(0.15)	(0.21)	(0.72)	(0.34)

Net asset value, end of period	$10.85	$10.32	$9.37	$7.52	$13.21

Ratios and supplemental data:
Total return(b)	5.14%	11.86%	28.21%	(39.57% )	25.23%

Net assets, end of period (000)	$30,770	$43,323	$50,466	$52,729	$99,134

Ratio of net expenses to average net assets	2.07%	2.12%	2.19%	2.11%	2.13%

Ratio of gross expenses to average net assets prior to expense reductions	2.07%	2.12%	2.19%	2.11%	2.13%

Ratio of net investment income (loss) to average net assets	0.26%	0.99%	1.93%	0.37%	(0.14% )

	CLASS C
	Year Ended October 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$9.65	$8.78	$7.06	$12.45	$10.27

Income from investment operations:
Net investment income (loss)(a)	0.03	0.09	0.14	0.04	(0.02)

Net realized and unrealized gain (loss)	0.47	0.94	1.79	(4.71)	2.54

Total from investment operations	0.50	1.03	1.93	(4.67)	2.52

Distributions:
Dividends from net investment income	—	(0.03)	(0.21)	—	—

Dividends from net realized gains	—	—	—	(0.72)	(0.34)

Return of capital	—	(0.13)	—	—	—

Total distributions	—	(0.16)	(0.21)	(0.72)	(0.34)

Net asset value, end of period	$10.15	$9.65	$8.78	$7.06	$12.45

Ratios and supplemental data:
Total return(b)	5.18%	11.81%	28.23%	(39.58% )	25.27%

Net assets, end of period (000)	$282,801	$276,141	$235,776	$236,088	$429,028

Ratio of net expenses to average net assets	2.07%	2.11%	2.19%	2.11%	2.13%

Ratio of gross expenses to average net assets prior to expense reductions	2.07%	2.11%	2.19%	2.11%	2.13%

Ratio of net investment income (loss) to average net assets	0.26%	0.99%	1.91%	0.37%	(0.14% )

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Global Growth and Income Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.32	$9.33	$7.43	$12.94	$10.57

Income from investment operations:
Net investment income (loss)(a)	0.14	0.19	0.23	0.14	0.10

Net realized and unrealized gain (loss)	0.50	1.00	1.90	(4.93)	2.61

Total from investment operations	0.64	1.19	2.13	(4.79)	2.71

Distributions:
Dividends from net investment income	—	(0.04)	(0.23)	—	—

Dividends from net realized gains	—	—	—	(0.72)	(0.34)

Return of capital	—	(0.16)	—	—	—

Total distributions	—	(0.20)	(0.23)	(0.72)	(0.34)

Net asset value, end of period	$10.96	$10.32	$9.33	$7.43	$12.94

Ratios and supplemental data:
Total return(b)	6.20%	12.92%	29.62%	(38.97% )	26.38%

Net assets, end of period (000)	$978,511	$763,531	$227,445	$145,751	$225,092

Ratio of net expenses to average net assets	1.07%	1.11%	1.18%	1.11%	1.13%

Ratio of gross expenses to average net assets prior to expense reductions	1.07%	1.11%	1.18%	1.11%	1.13%

Ratio of net investment income (loss) to average net assets	1.25%	1.97%	2.82%	1.37%	0.86%

	CLASS R
	Year Ended October 31,				March 1, 2007* through October 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.09	$9.16	$7.32	$12.81	$10.63

Income from investment operations:
Net investment income (loss)(a)	0.08	0.14	0.19	0.09	0.03

Net realized and unrealized gain (loss)	0.50	0.97	1.87	(4.86)	2.15

Total from investment operations	0.58	1.11	2.06	(4.77)	2.18

Distributions:
Dividends from net investment income	—	(0.04)	(0.22)	—	—

Dividends from net realized gains	—	—	—	(0.72)	—

Return of capital	—	(0.14)	—	—	—

Total distributions	—	(0.18)	(0.22)	(0.72)	—

Net asset value, end of period	$10.67	$10.09	$9.16	$7.32	$12.81

Ratios and supplemental data:
Total return(b)	5.75%	12.26%	29.06%	(39.23% )	20.51%

Net assets, end of period (000)	$1,567	$1,302	$377	$209	$121

Ratio of net expenses to average net assets	1.57%	1.61%	1.69%	1.61%	1.63%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.57%	1.61%	1.69%	1.61%	1.63%	(c)

Ratio of net investment income (loss) to average net assets	0.77%	1.43%	2.41%	0.87%	0.36%	(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

152	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	Year Ended October 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$19.60	$18.31	$14.13	$20.77	$19.98

Income from investment operations:
Net investment income (loss)(a)	0.40	0.53	0.56	0.42	0.41

Net realized and unrealized gain (loss)	0.14	1.45	4.15	(6.52)	2.33

Total from investment operations	0.54	1.98	4.71	(6.10)	2.74

Distributions:
Dividends from net investment income	(0.25)	(0.69)	(0.50)	(0.48)	(0.86)

Dividends from net realized gains	(0.61)	—	(0.03)	(0.06)	(1.09)

Total distributions	(0.86)	(0.69)	(0.53)	(0.54)	(1.95)

Net asset value, end of period	$19.28	$19.60	$18.31	$14.13	$20.77

Ratios and supplemental data:
Total return(b)	2.73%	11.06%	34.00%	(30.12% )	14.80%

Net assets, end of period (000)	$1,269,501	$1,741,954	$1,822,596	$222,243	$297,122

Ratio of net expenses to average net assets	1.07%	1.08%	1.10%	1.14%	1.13%

Ratio of gross expenses to average net assets prior to expense reductions	1.07%	1.08%	1.11%	1.15%	1.13%

Ratio of net investment income (loss) to average net assets	2.03%	2.82%	3.37%	2.22%	2.11%

	Year Ended October 31,
	2011	2010	2009	2008	2007
Portfolio turnover rate	65.7%	77.4%	45.7%	90.9%	92.7%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Convertible Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$23.14	$21.48	$16.48	$24.27	$23.02

Income from investment operations:
Net investment income (loss)(a)	0.32	0.47	0.52	0.32	0.31

Net realized and unrealized gain (loss)	0.15	1.69	4.86	(7.62)	2.71

Total from investment operations	0.47	2.16	5.38	(7.30)	3.02

Distributions:
Dividends from net investment income	(0.11)	(0.50)	(0.35)	(0.43)	(0.68)

Dividends from net realized gains	(0.61)	—	(0.03)	(0.06)	(1.09)

Total distributions	(0.72)	(0.50)	(0.38)	(0.49)	(1.77)

Net asset value, end of period	$22.89	$23.14	$21.48	$16.48	$24.27

Ratios and supplemental data:
Total return(b)	2.01%	10.20%	33.04%	(30.66% )	13.91%

Net assets, end of period (000)	$21,517	$56,141	$88,956	$67,313	$129,258

Ratio of net expenses to average net assets	1.82%	1.83%	1.85%	1.89%	1.88%

Ratio of gross expenses to average net assets prior to expense reductions	1.82%	1.83%	1.86%	1.90%	1.88%

Ratio of net investment income (loss) to average net assets	1.36%	2.12%	2.78%	1.47%	1.36%

	CLASS C
	Year Ended October 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$19.51	$18.24	$14.09	$20.82	$20.02

Income from investment operations:
Net investment income (loss)(a)	0.25	0.38	0.43	0.28	0.27

Net realized and unrealized gain (loss)	0.14	1.45	4.14	(6.51)	2.33

Total from investment operations	0.39	1.83	4.57	(6.23)	2.60

Distributions:
Dividends from net investment income	(0.14)	(0.56)	(0.39)	(0.44)	(0.71)

Dividends from net realized gains	(0.61)	—	(0.03)	(0.06)	(1.09)

Total distributions	(0.75)	(0.56)	(0.42)	(0.50)	(1.80)

Net asset value, end of period	$19.15	$19.51	$18.24	$14.09	$20.82

Ratios and supplemental data:
Total return(b)	1.99%	10.20%	33.01%	(30.62% )	13.93%

Net assets, end of period (000)	$584,428	$706,108	$579,959	$164,363	$268,809

Ratio of net expenses to average net assets	1.82%	1.83%	1.85%	1.89%	1.88%

Ratio of gross expenses to average net assets prior to expense reductions	1.82%	1.83%	1.86%	1.90%	1.88%

Ratio of net investment income (loss) to average net assets	1.26%	2.03%	2.66%	1.47%	1.36%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

154	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$18.44	$17.27	$13.35	$19.62	$18.98

Income from investment operations:
Net investment income (loss)(a)	0.42	0.53	0.56	0.43	0.44

Net realized and unrealized gain (loss)	0.14	1.38	3.92	(6.15)	2.20

Total from investment operations	0.56	1.91	4.48	(5.72)	2.64

Distributions:
Dividends from net investment income	(0.29)	(0.74)	(0.53)	(0.49)	(0.91)

Dividends from net realized gains	(0.61)	—	(0.03)	(0.06)	(1.09)

Total distributions	(0.90)	(0.74)	(0.56)	(0.55)	(2.00)

Net asset value, end of period	$18.10	$18.44	$17.27	$13.35	$19.62

Ratios and supplemental data:
Total return(b)	3.00%	11.32%	34.30%	(29.95% )	15.11%

Net assets, end of period (000)	$759,415	$883,151	$424,287	$15,152	$17,781

Ratio of net expenses to average net assets	0.82%	0.82%	0.85%	0.89%	0.88%

Ratio of gross expenses to average net assets prior to expense reductions	0.82%	0.82%	0.85%	0.90%	0.88%

Ratio of net investment income (loss) to average net assets	2.26%	2.97%	3.56%	2.47%	2.36%

	CLASS R
	Year Ended October 31,				March 1, 2007* through October 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$19.55	$18.28	$14.11	$20.75	$19.04

Income from investment operations:
Net investment income (loss)(a)	0.34	0.45	0.51	0.37	0.24

Net realized and unrealized gain (loss)	0.14	1.48	4.15	(6.49)	2.03

Total from investment operations	0.48	1.93	4.66	(6.12)	2.27

Distributions:
Dividends from net investment income	(0.21)	(0.66)	(0.46)	(0.46)	(0.56)

Dividends from net realized gains	(0.61)	—	(0.03)	(0.06)	—

Total distributions	(0.82)	(0.66)	(0.49)	(0.52)	(0.56)

Net asset value, end of period	$19.21	$19.55	$18.28	$14.11	$20.75

Ratios and supplemental data:
Total return(b)	2.46%	10.78%	33.68%	(30.19% )	12.08%

Net assets, end of period (000)	$4,134	$2,878	$705	$78	$112

Ratio of net expenses to average net assets	1.32%	1.32%	1.35%	1.39%	1.38%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.32%	1.32%	1.36%	1.40%	1.38%	(c)

Ratio of net investment income (loss) to average net assets	1.72%	2.39%	3.06%	1.97%	1.86%	(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Total Return Bond Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	Year Ended October 31,				June 27, 2007* through October 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.23	$11.06	$9.82	$10.25	$10.00

Income from investment operations:
Net investment income (loss)	0.26 (a)	0.31 (a)	0.35 (a)	0.33 (a)	0.15

Net realized and unrealized gain (loss)	0.02	0.45	1.30	(0.35)	0.25

Total from investment operations	0.28	0.76	1.65	(0.02)	0.40

Distributions:
Dividends from net investment income	(0.28)	(0.59)	(0.41)	(0.41)	(0.15)

Dividends from net realized gains	(0.09)	—	—	—	—

Total distributions	(0.37)	(0.59)	(0.41)	(0.41)	(0.15)

Net asset value, end of period	$11.14	$11.23	$11.06	$9.82	$10.25

Ratios and supplemental data:
Total return(b)	2.64%	7.12%	17.10%	(0.33% )	4.00%

Net assets, end of period (000)	$115,090	$114,922	$94,831	$55,858	$39,590

Ratio of net expenses to average net assets	0.90%	0.90%	0.88%	0.83%	0.90%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	0.97%	0.98%	1.00%	1.13%	1.66%	(c)

Ratio of net investment income (loss) to average net assets	2.37%	2.83%	3.30%	3.24%	4.11%	(c)

	Year Ended October 31,				June 27, 2007* through October 31
	2011	2010	2009	2008	2007
Portfolio turnover rate	41.5%	55.7%	287.2%	678.6%	235.8%

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

156	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Total Return Bond Fund    Financial Highlights

	CLASS B
	Year Ended October 31,				June 27, 2007* through October 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.23	$11.06	$9.82	$10.25	$10.00

Income from investment operations:
Net investment income (loss)	0.19 (a)	0.23 (a)	0.27 (a)	0.26 (a)	0.12

Net realized and unrealized gain (loss)	0.01	0.44	1.31	(0.36)	0.25

Total from investment operations	0.20	0.67	1.58	(0.10)	0.37

Distributions:
Dividends from net investment income	(0.20)	(0.50)	(0.34)	(0.33)	(0.12)

Dividends from net realized gains	(0.09)	—	—	—	—

Total distributions	(0.29)	(0.50)	(0.34)	(0.33)	(0.12)

Net asset value, end of period	$11.14	$11.23	$11.06	$9.82	$10.25

Ratios and supplemental data:
Total return(b)	1.88%	6.33%	16.23%	(1.07% )	3.74%

Net assets, end of period (000)	$14,193	$21,402	$22,103	$12,539	$1,983

Ratio of net expenses to average net assets	1.65%	1.65%	1.63%	1.58%	1.65%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.72%	1.73%	1.75%	1.88%	2.41%	(c)

Ratio of net investment income (loss) to average net assets	1.67%	2.10%	2.56%	2.49%	3.36%	(c)

	CLASS C
	Year Ended October 31,				June 27, 2007* through October 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.22	$11.06	$9.82	$10.25	$10.00

Income from investment operations:
Net investment income (loss)	0.18 (a)	0.23 (a)	0.27 (a)	0.25 (a)	0.12

Net realized and unrealized gain (loss)	0.02	0.43	1.31	(0.35)	0.25

Total from investment operations	0.20	0.66	1.58	(0.10)	0.37

Distributions:
Dividends from net investment income	(0.20)	(0.50)	(0.34)	(0.33)	(0.12)

Dividends from net realized gains	(0.09)	—	—	—	—

Total distributions	(0.29)	(0.50)	(0.34)	(0.33)	(0.12)

Net asset value, end of period	$11.13	$11.22	$11.06	$9.82	$10.25

Ratios and supplemental data:
Total return(b)	1.88%	6.24%	16.23%	(1.07% )	3.74%

Net assets, end of period (000)	$48,612	$50,793	$39,605	$19,018	$1,527

Ratio of net expenses to average net assets	1.65%	1.65%	1.63%	1.58%	1.65%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.72%	1.73%	1.75%	1.88%	2.41%	(c)

Ratio of net investment income (loss) to average net assets	1.63%	2.09%	2.54%	2.49%	3.36%	(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Total Return Bond Fund    Financial Highlights

	CLASS I
	Year Ended October 31,				June 27, 2007* through October 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.22	$11.06	$9.82	$10.24	$10.00

Income from investment operations:
Net investment income (loss)	0.29 (a)	0.34 (a)	0.38 (a)	0.36 (a)	0.16

Net realized and unrealized gain (loss)	0.02	0.43	1.30	(0.35)	0.24

Total from investment operations	0.31	0.77	1.68	0.01	0.40

Distributions:
Dividends from net investment income	(0.31)	(0.61)	(0.44)	(0.43)	(0.16)

Dividends from net realized gains	(0.09)	—	—	—	—

Total distributions	(0.40)	(0.61)	(0.44)	(0.43)	(0.16)

Net asset value, end of period	$11.13	$11.22	$11.06	$9.82	$10.24

Ratios and supplemental data:
Total return(b)	2.90%	7.30%	17.39%	0.02%	4.06%

Net assets, end of period (000)	$41,639	$46,625	$41,689	$34,049	$33,698

Ratio of net expenses to average net assets	0.65%	0.65%	0.63%	0.58%	0.65%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	0.72%	0.73%	0.75%	0.88%	1.41%	(c)

Ratio of net investment income (loss) to average net assets	2.64%	3.07%	3.59%	3.49%	4.36%	(c)

	CLASS R
	Year Ended October 31,				June 27, 2007* through October 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.23	$11.06	$9.82	$10.25	$10.00

Income from investment operations:
Net investment income (loss)	0.23 (a)	0.28 (a)	0.33 (a)	0.31 (a)	0.14

Net realized and unrealized gain (loss)	0.02	0.45	1.30	(0.36)	0.25

Total from investment operations	0.25	0.73	1.63	(0.05)	0.39

Distributions:
Dividends from net investment income	(0.25)	(0.56)	(0.39)	(0.38)	(0.14)

Dividends from net realized gains	(0.09)	—	—	—	—

Total distributions	(0.34)	(0.56)	(0.39)	(0.38)	(0.14)

Net asset value, end of period	$11.14	$11.23	$11.06	$9.82	$10.25

Ratios and supplemental data:
Total return(b)	2.39%	6.86%	16.81%	(0.58% )	3.91%

Net assets, end of period (000)	$1,638	$1,389	$1,283	$1,033	$1,039

Ratio of net expenses to average net assets	1.15%	1.15%	1.13%	1.08%	1.15%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.22%	1.23%	1.25%	1.38%	1.91%	(c)

Ratio of net investment income (loss) to average net assets	2.10%	2.59%	3.09%	2.99%	3.86%	(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

158	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos High Yield Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	Year Ended October 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$9.97	$9.52	$7.11	$10.96	$10.71

Income from investment operations:
Net investment income (loss)	0.59 (a)	0.63 (a)	0.61 (a)	0.55 (a)	0.61

Net realized and unrealized gain (loss)	(0.24)	0.58	2.29	(3.44)	0.34

Total from investment operations	0.35	1.21	2.90	(2.89)	0.95

Distributions:
Dividends from net investment income	(0.64)	(0.76)	(0.49)	(0.73)	(0.64)

Dividends from net realized gains	—	—	—	(0.23)	(0.06)

Total distributions	(0.64)	(0.76)	(0.49)	(0.96)	(0.70)

Net asset value, end of period	$9.68	$9.97	$9.52	$7.11	$10.96

Ratios and supplemental data:
Total return(b)	3.62%	13.26%	42.27%	(28.60% )	9.16%

Net assets, end of period (000)	$182,515	$211,632	$207,057	$90,995	$186,816

Ratio of net expenses to average net assets	1.22%	1.21%	1.22%	1.21%	1.19%

Ratio of gross expenses to average net assets prior to expense reductions	1.22%	1.21%	1.22%	1.21%	1.20%

Ratio of net investment income (loss) to average net assets	6.01%	6.56%	7.48%	5.69%	5.39%

	Year Ended October 31,
	2011	2010	2009	2008	2007
Portfolio turnover rate	72.6%	57.6%	55.0%	47.5%	74.1%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos High Yield Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.37	$9.86	$7.35	$11.28	$11.00

Income from investment operations:
Net investment income (loss)	0.54 (a)	0.58 (a)	0.57 (a)	0.50 (a)	0.50

Net realized and unrealized gain (loss)	(0.26)	0.60	2.36	(3.55)	0.39

Total from investment operations	0.28	1.18	2.93	(3.05)	0.89

Distributions:
Dividends from net investment income	(0.56)	(0.67)	(0.42)	(0.65)	(0.55)

Dividends from net realized gains	—	—	—	(0.23)	(0.06)

Total distributions	(0.56)	(0.67)	(0.42)	(0.88)	(0.61)

Net asset value, end of period	$10.09	$10.37	$9.86	$7.35	$11.28

Ratios and supplemental data:
Total return(b)	2.79%	12.45%	41.16%	(29.06% )	8.32%

Net assets, end of period (000)	$9,766	$17,387	$19,897	$14,956	$27,806

Ratio of net expenses to average net assets	1.96%	1.96%	1.98%	1.96%	1.94%

Ratio of gross expenses to average net assets prior to expense reductions	1.96%	1.96%	1.98%	1.96%	1.95%

Ratio of net investment income (loss) to average net assets	5.28%	5.82%	6.83%	4.94%	4.64%

	CLASS C
	Year Ended October 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.29	$9.80	$7.31	$11.22	$10.95

Income from investment operations:
Net investment income (loss)	0.54 (a)	0.58 (a)	0.56 (a)	0.49 (a)	0.48

Net realized and unrealized gain (loss)	(0.25)	0.58	2.36	(3.52)	0.40

Total from investment operations	0.29	1.16	2.92	(3.03)	0.88

Distributions:
Dividends from net investment income	(0.57)	(0.67)	(0.43)	(0.65)	(0.55)

Dividends from net realized gains	—	—	—	(0.23)	(0.06)

Total distributions	(0.57)	(0.67)	(0.43)	(0.88)	(0.61)

Net asset value, end of period	$10.01	$10.29	$9.80	$7.31	$11.22

Ratios and supplemental data:
Total return(b)	2.83%	12.34%	41.16%	(29.03% )	8.27%

Net assets, end of period (000)	$39,764	$48,149	$45,673	$28,261	$48,377

Ratio of net expenses to average net assets	1.97%	1.96%	1.98%	1.96%	1.94%

Ratio of gross expenses to average net assets prior to expense reductions	1.97%	1.96%	1.98%	1.96%	1.95%

Ratio of net investment income (loss) to average net assets	5.26%	5.81%	6.80%	4.94%	4.64%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

160	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos High Yield Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$9.97	$9.52	$7.12	$10.96	$10.71

Income from investment operations:
Net investment income (loss)	0.62 (a)	0.65 (a)	0.63 (a)	0.57 (a)	0.60

Net realized and unrealized gain (loss)	(0.24)	0.58	2.28	(3.42)	0.38

Total from investment operations	0.38	1.23	2.91	(2.85)	0.98

Distributions:
Dividends from net investment income	(0.67)	(0.78)	(0.51)	(0.76)	(0.67)

Dividends from net realized gains	—	—	—	(0.23)	(0.06)

Total distributions	(0.67)	(0.78)	(0.51)	(0.99)	(0.73)

Net asset value, end of period	$9.68	$9.97	$9.52	$7.12	$10.96

Ratios and supplemental data:
Total return(b)	3.88%	13.58%	42.41%	(28.31% )	9.43%

Net assets, end of period (000)	$21,424	$44,574	$19,286	$8,010	$9,109

Ratio of net expenses to average net assets	0.96%	0.96%	0.97%	0.96%	0.94%

Ratio of gross expenses to average net assets prior to expense reductions	0.96%	0.96%	0.97%	0.96%	0.95%

Ratio of net investment income (loss) to average net assets	6.29%	6.76%	7.61%	5.94%	5.64%

	CLASS R
	Year Ended October 31,				March 1, 2007* through October 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$9.96	$9.52	$7.11	$10.95	$10.84

Income from investment operations:
Net investment income (loss)	0.57 (a)	0.60 (a)	0.59 (a)	0.53 (a)	0.37

Net realized and unrealized gain (loss)	(0.24)	0.57	2.29	(3.43)	0.13

Total from investment operations	0.33	1.17	2.88	(2.90)	0.50

Distributions:
Dividends from net investment income	(0.62)	(0.73)	(0.47)	(0.71)	(0.39)

Dividends from net realized gains	—	—	—	(0.23)	—

Total distributions	(0.62)	(0.73)	(0.47)	(0.94)	(0.39)

Net asset value, end of period	$9.67	$9.96	$9.52	$7.11	$10.95

Ratios and supplemental data:
Total return(b)	3.37%	12.88%	41.93%	(28.71% )	4.69%

Net assets, end of period (000)	$272	$248	$122	$75	$105

Ratio of net expenses to average net assets	1.47%	1.46%	1.48%	1.46%	1.44%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.47%	1.46%	1.48%	1.46%	1.45%	(c)

Ratio of net investment income (loss) to average net assets	5.74%	6.28%	7.31%	5.44%	5.14%	(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Market Neutral Income Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	Year Ended October 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.91	$11.35	$10.97	$13.31	$12.77

Income from investment operations:
Net investment income (loss)(a)	0.22	0.23	0.30	0.30	0.47

Net realized and unrealized gain (loss)	0.18	0.46	0.89	(2.13)	0.51

Total from investment operations	0.40	0.69	1.19	(1.83)	0.98

Distributions:
Dividends from net investment income	(0.20)	(0.13)	(0.52)	(0.51)	(0.44)

Dividends from net realized gains	—	—	(0.29)	—	—

Total distributions	(0.20)	(0.13)	(0.81)	(0.51)	(0.44)

Net asset value, end of period	$12.11	$11.91	$11.35	$10.97	$13.31

Ratios and supplemental data:
Total return(b)	3.40%	6.11%	11.77%	(14.22% )	7.81%

Net assets, end of period (000)	$1,282,438	$1,203,750	$938,686	$815,845	$1,012,912

Ratio of net expenses to average net assets	1.21%	1.19%	1.19%	1.12%	1.18%

Ratio of gross expenses to average net assets prior to expense reductions	1.21%	1.19%	1.20%	1.13%	1.19%

Ratio of net investment income (loss) to average net assets	1.80%	2.00%	2.80%	2.40%	3.63%

Ratio of net expenses, excluding dividend and interest expense on short positions, to average net assets	1.14%	1.14%	1.15%	1.08%	1.10%

	Year Ended October 31,
	2011	2010	2009	2008	2007
Portfolio turnover rate	98.5%	87.8%	79.8%	112.0%	104.7%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

162	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Market Neutral Income Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$12.51	$11.92	$11.48	$13.90	$13.31

Income from investment operations:
Net investment income (loss)(a)	0.14	0.15	0.24	0.22	0.39

Net realized and unrealized gain (loss)	0.20	0.48	0.92	(2.23)	0.53

Total from investment operations	0.34	0.63	1.16	(2.01)	0.92

Distributions:
Dividends from net investment income	(0.10)	(0.04)	(0.43)	(0.41)	(0.33)

Dividends from net realized gains	—	—	(0.29)	—	—

Total distributions	(0.10)	(0.04)	(0.72)	(0.41)	(0.33)

Net asset value, end of period	$12.75	$12.51	$11.92	$11.48	$13.90

Ratios and supplemental data:
Total return(b)	2.70%	5.31%	10.87%	(14.84% )	7.04%

Net assets, end of period (000)	$18,147	$25,349	$34,370	$43,852	$52,502

Ratio of net expenses to average net assets	1.97%	1.94%	1.95%	1.87%	1.93%

Ratio of gross expenses to average net assets prior to expense reductions	1.97%	1.94%	1.95%	1.88%	1.94%

Ratio of net investment income (loss) to average net assets	1.07%	1.27%	2.13%	1.65%	2.88%

Ratio of net expenses, excluding dividend and interest expense on short positions, to average net assets	1.89%	1.88%	1.91%	1.83%	1.85%

	CLASS C
	Year Ended October 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$12.08	$11.52	$11.12	$13.48	$12.93

Income from investment operations:
Net investment income (loss)(a)	0.13	0.15	0.23	0.21	0.38

Net realized and unrealized gain (loss)	0.18	0.46	0.90	(2.16)	0.51

Total from investment operations	0.31	0.61	1.13	(1.95)	0.89

Distributions:
Dividends from net investment income	(0.10)	(0.05)	(0.44)	(0.41)	(0.34)

Dividends from net realized gains	—	—	(0.29)	—	—

Total distributions	(0.10)	(0.05)	(0.73)	(0.41)	(0.34)

Net asset value, end of period	$12.29	$12.08	$11.52	$11.12	$13.48

Ratios and supplemental data:
Total return(b)	2.61%	5.31%	10.91%	(14.84% )	7.01%

Net assets, end of period (000)	$299,733	$353,019	$330,360	$363,213	$457,924

Ratio of net expenses to average net assets	1.97%	1.94%	1.95%	1.87%	1.93%

Ratio of gross expenses to average net assets prior to expense reductions	1.97%	1.94%	1.95%	1.88%	1.94%

Ratio of net investment income (loss) to average net assets	1.06%	1.26%	2.10%	1.65%	2.88%

Ratio of net expenses, excluding dividend and interest expense on short positions, to average net assets	1.89%	1.88%	1.91%	1.83%	1.85%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Market Neutral Income Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.80	$11.25	$10.88	$13.21	$12.67

Income from investment operations:
Net investment income (loss)(a)	0.24	0.25	0.32	0.32	0.50

Net realized and unrealized gain (loss)	0.19	0.46	0.89	(2.11)	0.51

Total from investment operations	0.43	0.71	1.21	(1.79)	1.01

Distributions:
Dividends from net investment income	(0.23)	(0.16)	(0.55)	(0.54)	(0.47)

Dividends from net realized gains	—	—	(0.29)	—	—

Total distributions	(0.23)	(0.16)	(0.84)	(0.54)	(0.47)

Net asset value, end of period	$12.00	$11.80	$11.25	$10.88	$13.21

Ratios and supplemental data:
Total return(b)	3.70%	6.33%	12.07%	(14.03% )	8.12%

Net assets, end of period (000)	$738,421	$521,364	$183,133	$102,745	$24,954

Ratio of net expenses to average net assets	0.96%	0.96%	0.94%	0.87%	0.93%

Ratio of gross expenses to average net assets prior to expense reductions	0.96%	0.96%	0.95%	0.88%	0.94%

Ratio of net investment income (loss) to average net assets	2.04%	2.22%	2.99%	2.65%	3.88%

Ratio of net expenses, excluding dividend and interest expense on short positions, to average net assets	0.89%	0.89%	0.90%	0.83%	0.85%

	CLASS R
	Year Ended October 31,				March 1, 2007* through October 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.88	$11.33	$10.96	$13.31	$12.84

Income from investment operations:
Net investment income (loss)(a)	0.19	0.20	0.25	0.27	0.30

Net realized and unrealized gain (loss)	0.18	0.46	0.91	(2.14)	0.40

Total from investment operations	0.37	0.66	1.16	(1.87)	0.70

Distributions:
Dividends from net investment income	(0.17)	(0.11)	(0.50)	(0.48)	(0.23)

Dividends from net realized gains	—	—	(0.29)	—	—

Total distributions	(0.17)	(0.11)	(0.79)	(0.48)	(0.23)

Net asset value, end of period	$12.08	$11.88	$11.33	$10.96	$13.31

Ratios and supplemental data:
Total return(b)	3.18%	5.84%	11.46%	(14.48% )	5.47%

Net assets, end of period (000)	$3,114	$2,351	$1,034	$162	$105

Ratio of net expenses to average net assets	1.46%	1.46%	1.44%	1.37%	1.43%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.46%	1.46%	1.44%	1.38%	1.44%	(c)

Ratio of net investment income (loss) to average net assets	1.55%	1.72%	2.36%	2.15%	3.38%	(c)

Ratio of net expenses, excluding dividend and interest expense on short positions, to average net assets	1.39%	1.39%	1.40%	1.33%	1.35%	(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

164	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Calamos Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Calamos Investment Trust (the “Trust”), consisting of the Calamos Growth Fund, Calamos Value Fund, Calamos Blue Chip Fund, Calamos Discovery Growth Fund, Calamos International Growth Fund, Calamos Evolving World Growth Fund, Calamos Global Equity Fund, Calamos Growth and Income Fund, Calamos Global Growth and Income Fund, Calamos Convertible Fund, Calamos Total Return Bond Fund, Calamos High Yield Fund and Calamos Market Neutral Income Fund (the “Funds”), as of October 31, 2011, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the Funds’ custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2011, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

December 16, 2011

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Trustee Approval of Management Agreement    (Unaudited)

The Board of Trustees of Calamos Investment Trust oversees the management of each of the Funds, and, as required by law, determines annually whether to continue the Trust’s management agreement with Calamos Advisors under which Calamos Advisors serves as the investment manager and administrator for each of the Funds. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with Calamos Advisors.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by Calamos Advisors in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of Calamos Advisors, they met separately in executive session with their counsel.

At a meeting held on June 30, 2011, based on their evaluation of the information referred to above and other information, the Trustees determined that the overall arrangements between the Funds and Calamos Advisors were fair and reasonable in light of the nature, extent and quality of the services provided by Calamos Advisors and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement with respect to all of the Funds through July 31, 2012, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, quality and extent of the Adviser’s services, (ii) the investment performance of each Fund as well as performance information for comparable funds and other comparable clients of the Adviser, (iii) the fees and other expenses paid by each Fund as well as expense information for comparable funds and for other comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with each Fund, (v) whether economies of scale may be realized as each Fund grows and whether potential economies may be shared, in some measure, with Fund investors and (vi) other benefits to the Adviser from its relationship with the Funds. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreements.

Nature, Extent and Quality of Services.  The Board’s consideration of the nature, extent and quality of the Adviser’s services to the Funds took into account the knowledge gained from the Board’s meetings with the Adviser throughout the prior year. In addition, the Board considered: the Adviser’s long-term history of managing the Funds; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Funds; the Adviser’s performance as administrator of the Funds, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications; and frequent favorable recognition of the Adviser and various Funds in the media and in industry publications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Funds, including the time that investment personnel devote to each Fund and the investment results produced by the Adviser’s in-house research. The Board noted the personal investments that the Adviser’s key investment personnel have made in the Funds, which further aligns the interests of the Adviser and its personnel with those of the Funds’ shareholders. In addition, the Board considered compliance reports about the Adviser from the Funds’ Chief Compliance Officer. The Board concluded that the nature, extent and quality of the services provided by the Adviser to each Fund were appropriate and consistent with the management agreements and that each Fund was likely to continue to benefit from services provided under its management agreement with the Adviser.

Investment Performance of the Funds.  The Board considered each Fund’s investment performance over various time periods, including how the Fund performed compared to the median performance of a group of comparable funds (the Fund’s “Universe Median”) selected by Lipper, Inc., an independent data service provider. The performance periods considered by the Board ended on March 31, 2011. Where available, the Board considered one-, three-, five- and ten-year performance.

Further detail considered by the Board regarding the investment performance of each Fund is set forth below:

Calamos Growth Fund.  The Board considered that the Fund outperformed its Universe Median during the one- and ten-year periods, although it underperformed its Universe Median during the three- and five-year periods. The Board further noted that for the one-year period, the Fund ranked in the 21st percentile of its Universe Median.

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Trustee Approval of Management Agreement    (Unaudited)

Calamos Growth and Income Fund.  The Board considered that the Fund outperformed its Universe Median during the one-, three-, five- and ten-year periods.

Calamos Value Fund.  The Board considered that the Fund underperformed its Universe Median during the one-, three- and five-year periods. The Board considered the Adviser’s statement that the Fund’s 2010 performance may have acted as a drag on the Fund’s overall performance numbers.

Calamos Blue Chip Fund.  The Board considered that the Fund outperformed its Universe Median during the one-, three- and five- year periods.

Calamos Global Growth and Income Fund.  The Board considered that the Fund outperformed its Universe Median during the one-, three- and five-year periods, although it underperformed its Universe Median during the ten-year period.

Calamos International Growth Fund.  The Board considered that the Fund outperformed its Universe Median during the one-, three- and five-year periods.

Calamos Global Equity Fund.  The Board considered that the Fund outperformed its Universe Median during the one- and three-year periods.

Calamos Convertible Fund.  The Board considered that the Fund outperformed its Universe Median during the three-, five- and ten- year periods, although it underperformed its Universe Median during the one-year period.

Calamos Market Neutral Income Fund.  The Board considered that the Fund outperformed its Universe Median during the one-, three-, five- and ten-year periods.

Calamos High Yield Fund.  The Board considered that the Fund underperformed its Universe Median during the one-, three- and five-year periods, although it outperformed its Universe Median during the ten-year period. The Board also considered the Adviser’s assertion that the Fund has provided performance and access to the lower quality spectrum of the corporate bond market, without taking on the additional risks of overweighting the lowest tier of credit quality. In addition, the Board took into account the Adviser’s preference for the higher-quality credits within the high-yield issues, and its continued goal to invest in companies with relatively strong balance sheets, more diversified revenues and where possible, to participate in global trends.

Calamos Total Return Bond Fund.  The Board considered that the Fund underperformed its Universe Median during the one-year period, however it outperformed its Universe Median during the three-year period.

Calamos Evolving World Growth Fund.  Noting that the Fund commenced operations in August 2008, the Board considered that the Fund outperformed its Universe Median during the one-year period.

Calamos Discovery Growth Fund.  Noting that the Fund commenced operations in June 2010, the Board concluded it was reasonable to allow the Adviser more time to further develop the Fund’s performance record.

For the reasons noted above, the Board concluded that continuation of the management agreement for each Fund was in the best interest of the Fund and its shareholders.

Costs of Services Provided and Profits Realized by the Adviser.  Using information provided by Lipper, the Board evaluated each Fund’s actual management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the Fund’s “Expense Group”), and the Fund’s total expense ratio compared to the median total expense ratio of the Fund’s Expense Group.

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts and for its sub-advised funds (for which the Adviser provides portfolio management services only). The Board took into account the Adviser’s assertion that although, generally, the rates of fees paid by institutional clients were lower than the rates of fees paid by the Funds, the differences reflected the Adviser’s greater level of responsibilities and significantly broader scope of services regarding the Funds, the more extensive regulatory obligations and risks associated with managing the Funds, and other financial considerations with respect to the Funds, including the capital expenditures required to establish a fund and the impact of higher redemption rates for open-end funds.

The Board also considered the Adviser’s costs in serving as the Funds’ investment adviser and manager, including costs associated with technology, infrastructure and compliance necessary to manage the Funds. The Board reviewed the Adviser’s methodology for

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Trustee Approval of Management Agreement    (Unaudited)

allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as each Fund’s investment manager and of the Adviser and its affiliates in all of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and the Adviser’s other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board also reviewed the annual report of the Adviser’s parent company and discussed its corporate structure.

Further detail considered by the Board regarding the management fee rate and expense ratio of each Fund is set forth below:

Calamos Growth Fund.  The Board considered that the Fund’s management fee rate is higher than the median of the Fund’s Expense Group. The Board also noted, however, that the Fund’s total expense ratio, which reflects the total fees paid by an investor, is lower than the median of the Fund’s Expense Group. In addition, the Board took into account the Adviser’s proposed expense cap to be effective July 1, 2011. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.75%.

Calamos Growth and Income Fund.  The Board considered that the Fund’s management fee rate is higher than the median of the Fund’s Expense Group. The Board also noted, however, that the Fund’s total expense ratio, which reflects the total fees paid by an investor, is lower than the median of the Fund’s Expense Group. In addition, the Board took into account the Adviser’s proposed expense cap. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.75%.

Calamos Value Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group. The Board, in its consideration of expenses, also took into account its review of the Fund’s performance. In addition, the Board took into account the Adviser’s proposed expense cap. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.15%. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would rank in the top 40% of both its Morningstar and Lipper peer groups.

Calamos Blue Chip Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group. The Board, in its consideration of expenses, also took into account its review of the Fund’s performance. In addition, the Board took into account the Adviser’s proposed expense cap. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.15%. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would rank in the top 20% of its Morningstar peer group, and in the top 25% of its Lipper peer group.

Calamos Global Growth and Income Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group. The Board, in its consideration of expenses, also took into account its review of the Fund’s performance. In addition, the Board took into account the Adviser’s proposed expense cap. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.75%.

Calamos International Growth Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group. The Board also considered, however, that the Fund’s contractual management fee rate, assuming all peer group funds included in the Fund’s Expense Group have a common asset level, is equal to the median of the Fund’s Expense Group. The Board, in its consideration of expenses, also took into account its review of the Fund’s performance. In addition, the Board took into account the Adviser’s proposed expense cap. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.40%. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would rank in the top 40% of both its Morningstar and Lipper peer groups.

Calamos Global Equity Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group. The Board, in its consideration of expenses, also took into account its review of the Fund’s performance. In addition, the Board took into account the Adviser’s proposed expense cap. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.40%. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would rank in the top 40% of its Morningstar peer group, and in the top 33% of its Lipper peer group.

168	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Trustee Approval of Management Agreement    (Unaudited)

Calamos Convertible Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group. The Board, in its consideration of expenses, also took into account its review of the Fund’s performance. In addition, the Board took into account the Adviser’s proposed expense cap. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.75%.

Calamos Market Neutral Income Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are lower than the respective medians of the Fund’s Expense Group. In addition, the Board took into account the Adviser’s proposed expense cap. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.75%.

Calamos High Yield Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group. The Board, in its consideration of expenses, also took into account its review of the Fund’s performance. In addition, the Board took into account the Adviser’s proposed expense cap. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.75%.

Calamos Total Return Bond Fund.  The Board considered that the Fund’s management fee rate is higher than the median of the Fund’s Expense Group. The Board also noted, however, that the Fund’s total expense ratio, which reflects the total fees paid by an investor, is lower than the median of the Fund’s Expense Group. In addition, the Board took into account the Adviser’s proposed expense cap. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 0.90%.

Calamos Evolving World Growth Fund.  The Board considered that the Fund’s management fee rate is higher than the median of the Fund’s Expense Group. The Board also noted, however, that the Fund’s total expense ratio, which reflects the total fees paid by an investor, is lower than the median of the Fund’s Expense Group. In addition, the Board took into account the Adviser’s proposed expense cap. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.75%.

Calamos Discovery Growth Fund.  The Board considered that the Fund’s management fee rate and total expense ratio, which reflects the total fees paid by an investor, are lower than the respective medians of the Fund’s Expense Group. In addition, the Board took into account the Adviser’s proposed expense cap. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.50%.

After its review of all the matters addressed, including those outlined above, the Board concluded that the rate of management fee paid by each Fund to the Adviser, in light of the nature and quality of the services provided, was reasonable and in the best interest of Fund shareholders.

Economies of Scale and Fee Levels Reflecting Those Economies.  The Board considered whether each Fund’s management fee shares with shareholders potential economies of scale that may be achieved by the Adviser. The Board recognized that breakpoints in the fee schedule for each Fund could result in the sharing of economies of scale as Fund assets increase. The Board also considered the Adviser’s agreement to reimburse each Fund for a portion of its expenses if the Fund expense ratio otherwise would exceed a certain level. The Board concluded that the breakpoints in the fee schedule for each Fund allow shareholders to benefit from potential economies of scale that may be achieved by the Adviser.

Other Benefits Derived from the Relationship with the Funds.  The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. The Board concluded that, other than the services to be provided by the Adviser and its affiliates pursuant to their agreements with the Funds and the fees payable by the Funds therefore, the Funds and the Adviser may potentially benefit from their relationship with each other in other ways.

The Board also considered the Adviser’s use of a portion of the commissions paid by the Funds on their portfolio brokerage transactions to obtain research products and services benefiting the Funds and/or other clients of the Adviser and concluded, based on reports from the Funds’ Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement for each Fund with the Adviser was in the best interest of each respective Fund and its shareholders.

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Tax Information    (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2012, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2011. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal period ended October 31, 2011:

EVOLVING WORLD GROWTH FUND	CONVERTIBLE FUND	TOTAL RETURN BOND FUND

$241,388	$130,552,557	$1,364,565

Under Section 854(b)(2) of the Code, the Funds hereby designate the following amounts, or the maximum amount allowable under the Code, as qualified dividends for the fiscal period ended October 31, 2011:

EVOLVING WORLD GROWTH FUND	GROWTH AND INCOME FUND	CONVERTIBLE FUND	HIGH YIELD FUND

$462,104	$35,713,557	$11,162,243	$892,159

MARKET NEUTRAL INCOME FUND

$24,332,966

Under Section 854(b)(2) of the Code, the Funds hereby designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the period ended October 31, 2011:

EVOLVING WORLD GROWTH FUND	GROWTH AND INCOME FUND	CONVERTIBLE FUND	HIGH YIELD FUND

32%	54%	10%	4%

MARKET NEUTRAL INCOME FUND

70%

At October 31, 2011, more than 50% of each of International Growth Fund and Evolving World Growth Fund, total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to each fund on these investments. International Growth Fund and Evolving World Growth Fund elect to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2011 distribution date to treat the proportionate share of foreign taxes paid by International Growth Fund and Evolving World Growth Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the distribution.

170	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Trustees & Officers    (Unaudited)

The management of the Trust, including general supervision of the duties performed for each Fund under the investment management agreement between the Trust and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the lifetime of the Trust or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Trust shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 72 years.

The following table sets forth each trustee’s name, age at October 31, 2011, position(s) with the Trust, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed. Each trustee oversees each Fund of the Trust.

NAME AND AGE	POSITIONS(S) WITH TRUST	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) AND OTHER DIRECTORSHIPS
Trustees who are interested persons of the Trust:

John P. Calamos, Sr., 71*	Trustee and President (since 1988)	19	Chairman, CEO, and Co-Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Holdings LLC (“CHLLC”) and Calamos Advisors LLC and its predecessor (“Calamos Advisors”), and President and Co-Chief Investment Officer, Calamos Financial Services LLC and its predecessor (“CFS”); Director, CAM

Trustees who are not interested persons of the Trust:

Weston W. Marsh, 61	Trustee (since 2002)	19	Of Counsel and, until December 31, 2005, Partner, Freeborn & Peters LLP (law firm)

John E. Neal, 61	Trustee (since 2001)	19	Private investor; Director, Equity Residential (publicly-owned REIT) and Creation Investments (private international microfinance company); Partner, Linden LLC (health care private equity)

William R. Rybak, 60	Trustee (since 2002)	19	Private investor; Director, Christian Brothers Investment Services, Inc. (since February 2010); formerly, Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager); Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC**
Stephen B. Timbers, 67	Trustee (since 2004) and Lead Independent Trustee (since 2005)	19	Private investor

David D. Tripple, 67	Trustee (since 2006)	19	Private investor; Trustee, Century Growth Opportunities Fund (since 2010), Century Shares Trust and Century Small Cap Select Fund (since January 2004)***

*	Mr. Calamos is an “interested person” of the Trust as defined in the 1940 Act because he is an officer of the Trust and an affiliate of Calamos Advisors and CFS. Mr. Calamos is the uncle of Nick P. Calamos, Vice President of the Trust.

**	Overseeing 104 portfolios in fund complex.

***	Overseeing three portfolios in fund complex.

^	The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund, CALAMOS Global Total Return Fund and CALAMOS Global Dynamic Income Fund.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

www.calamos.com	171

Trustees & Officers    (Unaudited)

Officers.  The preceding table gives information about John P. Calamos, Sr., who is president of the Trust. The following table sets forth each other officer’s name, age at October 31, 2011, position with the Trust and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND AGE	POSITION(S) WITH TRUST	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Nimish S. Bhatt, 48	Vice President and Chief Financial Officer (since 2007)	Senior Vice President (since 2004), Chief Financial Officer (since May 2011), Director of Operations, CAM, CHLLC, Calamos Advisors and CFS (since 2004)

James J. Boyne, 45	Vice President (since 2008) and Assistant Secretary (since 2010)	President of Distribution and Operations, CAM, Calamos Advisors and CFS (since 2009); prior thereto, Senior Vice President, General Counsel and Secretary, Calamos Advisors (since 2008); Chief Operating Officer – Distribution, CFS (since 2008); prior thereto, Chief Operating Officer, General Counsel and Executive Managing Director of McDonnell Investment Management, LLC (2001-2008)

Nick P. Calamos, 50	Vice President (since 1992)	President of Investments and Co-Chief Investment Officer, CAM, CHLLC, Calamos Advisors and CFS

J. Christopher Jackson, 60	Vice President and Secretary (since 2010)	Senior Vice President, General Counsel and Secretary, CAM, CHLLC, Calamos Advisors and CFS (since 2010); Director, U.S. Head of Retail Legal and Co-Global Head of Retail Legal of Deutsche Bank AG (2006-2010); prior thereto, Director, Senior Vice President, General Counsel and Assistant Secretary of Hansberger Global Investors, Inc. (1996-2006)

Mark J. Mickey, 60	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005) and Chief Compliance Officer, Calamos Advisors (2005-2006)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

172	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

Through a single toll-free number, Calamos 24-Hour Shareholder Assistance is fast and easy. Get fund prices and account balances, review recent transactions, order statements, literature and more.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

ONLINE ACCOUNT MANAGEMENT: www.calamos.com

Manage your personal account of Calamos Funds online at www.calamos.com. On your account access page, you can view account history and download data.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

STAY CONNECTED www.calamos.com

Visit our website for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

This report, including the audited financial statements contained herein, is submitted for general information for the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless accompanied by a currently effective prospectus of the Funds and, after January 31, 2012, updated performance data for the most recently completed fiscal quarter. The views expressed in this report reflect those of Calamos Advisors LLC only through October 31, 2011. The managers’ views are subject to change at any time based on market and other conditions.

A description of the Calamos Proxy Voting Policies and Procedures and the Funds’ proxy voting record for the 12 month period ended June 30, 2011 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, or by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Funds’ proxy voting record is also available free of charge by visiting the SEC website at http://www.sec.gov.

The Funds file a complete list of their portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

FOR 24 HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEBSITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC

2020 Calamos Court

Naperville, IL 60563-2787

TRANSFER AGENT:

U.S. Bancorp Fund Services, LLC

615 E. Michigan St., 3rd Floor

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP

Chicago, IL

LEGAL COUNSEL:

K&L Gates LLP

Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2011 Calamos Holdings LLC. All Rights Reserved.

Calamos® and Calamos Investments® are registered

trademarks of Calamos Holdings LLC.

MFANR 1631 2011

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has four audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Stephen B. Timbers and David D. Tripple. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Years Ended	10/31/2010	10/31/2011
Audit Fees (a)	$380,000	$361,500
Audit-Related Fees (b)	$252,320	$247,420
Tax Fees (c)	$60,350	$—
All Other Fees (d)	$—	$—

Total	$692,670	$608,920

(a) Audit fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-related fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

(d) All other fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)—(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	10/31/2010	10/31/2011
Registrant	$60,350	$—
Investment Adviser	$—	$—

(h)	No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Investment Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 29, 2011

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	December 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 29, 2011

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	December 29, 2011